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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY


                                CREDIT AGREEMENT

                                      among

                                RBS GLOBAL, INC.,

                              REXNORD CORPORATION,

                                VARIOUS LENDERS,

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                            as ADMINISTRATIVE AGENT,

                      GENERAL ELECTRIC CAPITAL CORPORATION

                                       and

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                           as Co-Documentation Agents,

                                       and

                          DEUTSCHE BANK SECURITIES INC.

                                       and

      CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as JOINT LEAD ARRANGERS and JOINT BOOK RUNNERS


                        --------------------------------

                          Dated as of November 25, 2002

                        --------------------------------


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                                TABLE OF CONTENTS

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SECTION 1. Amount and Terms of Credit.........................................................................1

     1.01 Commitments.........................................................................................1
     1.02 Minimum Borrowing Amounts, etc......................................................................3
     1.03 Notice of Borrowing.................................................................................3
     1.04 Disbursement of Funds...............................................................................4
     1.05 Notes...............................................................................................5
     1.06 Conversions.........................................................................................6
     1.07 Pro Rata Borrowings.................................................................................7
     1.08 Interest............................................................................................7
     1.09 Interest Periods....................................................................................8
     1.10 Increased Costs, Illegality, etc....................................................................9
     1.11 Compensation.......................................................................................11
     1.12 Change of Lending Office...........................................................................11
     1.13 Replacement of Lenders.............................................................................12

SECTION 2. Letters of Credit.................................................................................13

     2.01 Letters of Credit..................................................................................13
     2.02 Letter of Credit Requests; Notices of Issuance.....................................................13
     2.03 Agreement to Repay Letter of Credit Drawings.......................................................14
     2.04 Letter of Credit Participations....................................................................14
     2.05 Increased Costs....................................................................................17

SECTION 3. Fees; Commitments.................................................................................17

     3.01 Fees...............................................................................................17
     3.02 Voluntary Reduction of Commitments.................................................................18
     3.03 Mandatory Reductions of Commitments, etc...........................................................19

SECTION 4. Payments..........................................................................................19

     4.01 Voluntary Prepayments..............................................................................19
     4.02 Mandatory Prepayments..............................................................................21
     4.03 Method and Place of Payment........................................................................24
     4.04 Net Payments.......................................................................................24

SECTION 5. Conditions Precedent..............................................................................26

     5.01 Conditions Precedent to the Initial Borrowing Date.................................................26
     5.02 Conditions Precedent to All Credit Events..........................................................31

SECTION 6. Representations, Warranties and Agreements........................................................32

     6.01 Corporate Status...................................................................................32
     6.02 Corporate Power and Authority......................................................................32

                                       (i)
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     6.03 No Violation.......................................................................................32
     6.04 Litigation.........................................................................................33
     6.05 Use of Proceeds; Margin Regulations................................................................33
     6.06 Governmental Approvals.............................................................................33
     6.07 Investment Company Act.............................................................................33
     6.08 Public Utility Holding Company Act.................................................................34
     6.09 True and Complete Disclosure.......................................................................34
     6.10 Financial Condition; Financial Statements..........................................................34
     6.11 Security Interests.................................................................................35
     6.12 Consummation of Certain Transactions...............................................................36
     6.13 Tax Returns and Payments...........................................................................36
     6.14 Compliance with ERISA..............................................................................36
     6.15 Subsidiaries.......................................................................................38
     6.16 Intellectual Property..............................................................................38
     6.17 Environmental Matters..............................................................................38
     6.18 Properties.........................................................................................39
     6.19 Labor Relations....................................................................................39
     6.20 Compliance with Statutes, etc......................................................................39
     6.21 Subordination......................................................................................39
     6.22 Capitalization.....................................................................................40
     6.23 Legal Names; Type of Organization (and Whether a Registered Organization); Jurisdiction of
             Organization; etc...............................................................................40

SECTION 7. Affirmative Covenants.............................................................................40

     7.01 Information Covenants..............................................................................40
     7.02 Books, Records and Inspections.....................................................................43
     7.03 Insurance..........................................................................................43
     7.04 Payment of Taxes...................................................................................43
     7.05 Corporate Franchises...............................................................................44
     7.06 Compliance with Statutes, etc......................................................................44
     7.07 ERISA..............................................................................................44
     7.08 Good Repair........................................................................................45
     7.09 End of Fiscal Years; Fiscal Quarters...............................................................45
     7.10 Additional Security; Further Assurances............................................................46
     7.11 Compliance with Environmental Laws.................................................................47
     7.12 Permitted Acquisitions.............................................................................48

SECTION 8. Negative Covenants................................................................................50

     8.01 Changes in Business................................................................................50
     8.02 Consolidation, Merger, Sale or Purchase of Assets, etc.............................................50
     8.03 Liens..............................................................................................52
     8.04 Indebtedness.......................................................................................54
     8.05 Consolidated Capital Expenditures..................................................................56
     8.06 Advances, Investments and Loans....................................................................57
     8.07 Limitation on Creation of Subsidiaries.............................................................59
     8.08 Modifications; Prepayments; etc....................................................................60

                                      (ii)
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     8.09 Dividends, etc.....................................................................................61
     8.10 Transactions with Affiliates.......................................................................62
     8.11 Consolidated Interest Coverage Ratio...............................................................63
     8.12 Consolidated Leverage Ratio........................................................................64
     8.13 Limitation On Issuance of Stock....................................................................65
     8.14 Change of Legal Names; Type of Organization (and Whether a Registered Organization); Jurisdiction
             of Organization; etc............................................................................65
     8.15 No Designation of Other Indebtedness as "Designated Senior Indebtedness"...........................66
     8.16 Limitations on Restrictions Affecting Subsidiaries.................................................66

SECTION 9. Events of Default.................................................................................66

     9.01 Payments...........................................................................................66
     9.02 Representations, etc...............................................................................66
     9.03 Covenants..........................................................................................67
     9.04 Default Under Other Agreements.....................................................................67
     9.05 Bankruptcy, etc....................................................................................67
     9.06 ERISA..............................................................................................68
     9.07 Security Documents.................................................................................68
     9.08 Guaranty...........................................................................................68
     9.09 Judgments..........................................................................................69
     9.10 Change of Control..................................................................................69

SECTION 10. Definitions and Accounting Terms.................................................................69

     10.01 Defined Terms.....................................................................................69
     10.02 Certain Pro Forma Calculations...................................................................100

SECTION 11. The Agents......................................................................................102

     11.01 Appointment......................................................................................102
     11.02 Nature of Duties.................................................................................102
     11.03 Lack of Reliance on the Agents...................................................................102
     11.04 Certain Rights of the Agents.....................................................................103
     11.05 Reliance.........................................................................................103
     11.06 Indemnification..................................................................................103
     11.07 The Agents in Their Individual Capacity..........................................................103
     11.08 Holders..........................................................................................104
     11.09 Resignation......................................................................................104
     11.10 Releases in Connection With Grants of Certain Liens, etc.........................................105

SECTION 12. Miscellaneous...................................................................................105

     12.01 Payment of Expenses, etc.........................................................................105
     12.02 Right of Setoff..................................................................................106
     12.03 Notices..........................................................................................106
     12.04 Benefit of Agreement; Assignments; Participations................................................107
     12.05 No Waiver; Remedies Cumulative...................................................................109
     12.06 Payments Pro Rata................................................................................109
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                                      (iii)
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     12.07 Calculations; Computations.......................................................................110
     12.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL...........................111
     12.09 Counterparts.....................................................................................112
     12.10 Effectiveness....................................................................................112
     12.11 Headings Descriptive.............................................................................112
     12.12 Amendment or Waiver, etc.........................................................................112
     12.13 Survival.........................................................................................114
     12.14 Domicile of Loans................................................................................114
     12.15 Confidentiality..................................................................................114
     12.16 Lender Register..................................................................................115
     12.17 Acquisition of Changzhou Hansen Jianglang Transmissions Co. Ltd and Brook Hansen S.A.............115
     12.18 Limitation on Certain Enforcement Actions........................................................116

SECTION 13. Holdings Guaranty...............................................................................116

     13.01 The Guaranty.....................................................................................116
     13.02 Bankruptcy.......................................................................................117
     13.03 Nature of Liability..............................................................................117
     13.04 Independent Obligation...........................................................................117
     13.05 Authorization....................................................................................118
     13.06 Reliance.........................................................................................118
     13.07 Subordination....................................................................................118
     13.08 Waiver...........................................................................................119
     13.09 Enforcement......................................................................................119

SCHEDULE I       --    Commitments
SCHEDULE II      --    Lender Addresses
SCHEDULE III     --    Real Properties
SCHEDULE IV      --    Existing Indebtedness
SCHEDULE V       --    ERISA
SCHEDULE VI      --    Subsidiaries
SCHEDULE VII     --    Legal Names, Type of Organization, Jurisdiction of
                       Organization
SCHEDULE VIII    --    Existing Liens
SCHEDULE IX      --    Existing Investments and Other Investments in Connection
                       with the Acquisition

EXHIBIT A        --    Form of Notice of Borrowing
EXHIBIT B-1      --    Form of Term Note
EXHIBIT B-2      --    Form of Revolving Note
EXHIBIT B-3      --    Form of Swingline Note
EXHIBIT C        --    Form of Letter of Credit Request
EXHIBIT D        --    Form of Section 4.04 Certificate
EXHIBIT E        --    Form of Opinion of Latham & Watkins
EXHIBIT F        --    Form of Officers' Certificate

                                      (iv)
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EXHIBIT G        --    Form of Pledge Agreement
EXHIBIT H        --    Form of Security Agreement
EXHIBIT I        --    Form of Solvency Certificate
EXHIBIT J        --    Form of Subsidiaries Guaranty
EXHIBIT K        --    Form of Subordination Agreement
EXHIBIT L        --    Form of Joinder Agreement
EXHIBIT M        --    Form of Assignment Agreement


                                       (v)
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          CREDIT AGREEMENT, dated as of November 25, 2002, among RBS GLOBAL,
INC., a Delaware corporation ("Holdings"), REXNORD CORPORATION, a Delaware corporation (the "Borrower"), the Lenders party hereto from time to time, DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the "Administrative Agent"), GENERAL ELECTRIC CAPITAL CORPORATION and WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents, and DEUTSCHE BANK SECURITIES INC. and CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as Joint Lead Arrangers and Joint Book Runners (in such capacities, the "Joint Lead Arrangers" and, each, a "Joint Lead Arranger") (all capitalized terms used herein and defined in Section 10 are used herein as therein defined).

                              W I T N E S S E T H :

          WHEREAS, subject to and upon the terms and conditions herein set forth, the Lenders are willing to make available to the Borrower the credit facilities provided for herein;

          NOW, THEREFORE, IT IS AGREED:

          SECTION 1. AMOUNT AND TERMS OF CREDIT.

          1.01 COMMITMENTS. Subject to and upon the terms and conditions herein set forth, each Lender severally agrees to make a loan or loans (each, a "Loan" and, collectively, the "Loans") to the Borrower, which Loans shall be drawn, to the extent such Lender has a Commitment under such Facility, under the Term Facility and the Revolving Facility, as set forth below:

          (a) Loans under the Term Facility (each, a "Term Loan" and, collectively, the "Term Loans") (i) shall be made only pursuant to one drawing on the Initial Borrowing Date, (ii) except as hereinafter provided, may, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that (A) all Term Loans made as part of the same Borrowing shall, unless specifically provided herein, consist of Term Loans of the same Type and (B) unless either the Administrative Agent and each Joint Lead Arranger otherwise agrees in their sole discretion or the Syndication Date has occurred (at which time this clause (B) shall no longer be applicable), prior to the 60th day following the Initial Borrowing Date, Term Loans may only be incurred and maintained as, and/or converted into, Eurodollar Loans so long as all such outstanding Eurodollar Loans, together with all outstanding Revolving Loans that are maintained as Eurodollar Loans, are subject to a single Interest Period (which, unless the Administrative Agent otherwise agrees in its sole discretion, may not begin prior to the third Business Day after the Initial Borrowing Date) of one week, two weeks or one month which, in any such case, begins and ends on the same day, and (iv) shall not exceed in aggregate principal amount for any Lender at the time of incurrence thereof the Term Commitment, if any, of such Lender as in effect on such date. Once repaid, Term Loans may not be reborrowed.

          (b) Loans under the Revolving Facility (each, a "Revolving Loan" and, collectively, the "Revolving Loans") (i) shall be made at any time and from time to time on and after the Initial Borrowing Date and prior to the RF Maturity Date, (ii) except as hereinafter

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provided, may, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that (A) all Revolving Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of Revolving Loans of the same Type and
(B) unless either the Administrative Agent and each Joint Lead Arranger otherwise agrees in their sole discretion or the Syndication Date has occurred (at which time this clause (B) shall no longer be applicable), prior to the 60th day following the Initial Borrowing Date, Revolving Loans may only be incurred and maintained as, and/or converted into, Eurodollar Loans so long as all such outstanding Eurodollar Loans, together with all outstanding Term Loans that are maintained as Eurodollar Loans, are subject to a single Interest Period (which, unless the Administrative Agent otherwise agrees in its sole discretion, may not begin prior to the third Business Day after the Initial Borrowing Date) of one week, two weeks or one month which, in any such case, begins and ends on the same day, (iii) may be repaid and reborrowed in accordance with the provisions hereof and (iv) shall not exceed (giving effect to any incurrence thereof and the use of the proceeds of such incurrence) for any Lender in aggregate principal amount at any time outstanding that amount which, when combined with such Lender's Adjusted RF Percentage of the sum of (x) the Letter of Credit Outstandings at such time and (y) the outstanding principal amount of Swingline Loans at such time, equals the Revolving Commitment of such Lender.

          (c) Subject to and upon the terms and conditions herein set forth, the Swingline Lender agrees to make at any time and from time to time on and after the Initial Borrowing Date and prior to the Swingline Expiry Date, a loan or loans to the Borrower (each, a "Swingline Loan," and, collectively, the "Swingline Loans"), which Swingline Loans (i) shall be made and maintained as Base Rate Loans, (ii) may be repaid and reborrowed in accordance with the provisions hereof, (iii) shall not exceed (giving effect to any incurrence thereof and the use of the proceeds of such incurrence) in aggregate principal amount at any time outstanding that amount which, when combined with the aggregate principal amount of all Revolving Loans made by Non-Defaulting Lenders then outstanding and the Letter of Credit Outstandings at such time, equals the Adjusted Total Revolving Commitment then in effect (after giving effect to any changes on such date) and (iv) shall not exceed in aggregate principal amount at any time outstanding the Maximum Swingline Amount. Notwithstanding anything to the contrary contained in this Section 1.01(c), the Swingline Lender shall not make any Swingline Loan after it has received written notice from the Required Lenders stating that one or more of the applicable conditions to Credit Events specified in Section 5 are not then satisfied until such time as all such conditions are satisfied.

          (d) On any Business Day, the Swingline Lender may, in its sole discretion, give notice to the RF Lenders that its outstanding Swingline Loans shall be funded with a Borrowing of Revolving Loans (PROVIDED that each such notice shall be deemed to have been automatically given upon the occurrence of an Event of Default under Section 9.05 or upon the exercise of any of the remedies provided in the last paragraph of Section 9), in which case a Borrowing of Revolving Loans constituting Base Rate Loans (each such Borrowing, a "Mandatory Borrowing") shall be made on the immediately succeeding Business Day by all RF Lenders PRO RATA based on each RF Lender's Adjusted RF Percentage, and the proceeds thereof shall be applied directly to repay the Swingline Lender for such outstanding Swingline Loans. Each RF Lender hereby irrevocably agrees to make Base Rate Loans upon one Business Day's prior notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the

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preceding sentence and on the date specified in writing by the Swingline Lender notwithstanding: (i) that the amount of the Mandatory Borrowing may not comply with the Minimum Borrowing Amount otherwise required hereunder, (ii) whether any conditions specified in Section 5.02 are then satisfied, (iii) whether a Default or an Event of Default has occurred and is continuing, (iv) the date of such Mandatory Borrowing and (v) the amount of the Total Revolving Commitment at such time. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code in respect of the Borrower), each RF Lender hereby agrees that it shall forthwith purchase from the Swingline Lender (without recourse or warranty) such assignment of the outstanding Swingline Loans as shall be necessary to cause the RF Lenders to share in such Swingline Loans ratably based upon their respective Adjusted RF Percentages, PROVIDED that all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date the respective assignment is purchased and, to the extent attributable to the purchased assignment, shall be payable to the RF Lender purchasing same from and after such date of purchase.

          1.02 MINIMUM BORROWING AMOUNTS, ETC. The aggregate principal amount of each Borrowing shall not be less than the Minimum Borrowing Amount. More than one Borrowing may be incurred on any day, provided that at no time shall there be outstanding more than fifteen Borrowings of Eurodollar Loans.

          1.03 NOTICE OF BORROWING. (a) Whenever the Borrower desires to incur Loans under any Facility (excluding Borrowings of Swingline Loans and Mandatory Borrowings), it shall give the Administrative Agent at the Notice Office, prior to 12:00 Noon (New York time), at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each proposed incurrence of Eurodollar Loans and at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of each proposed incurrence of Base Rate Loans. Each such notice (each, a "Notice of Borrowing") shall be in the form of Exhibit A and shall be irrevocable and shall specify (i) the Facility pursuant to which such incurrence is being made, (ii) the aggregate principal amount of the Loans to be made pursuant to such incurrence, (iii) the date of incurrence (which shall be a Business Day) and (iv) whether the respective Borrowing shall consist of Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall promptly give each Lender with commitments pursuant to the respective Facility written notice (or telephonic notice promptly confirmed in writing) of each proposed incurrence of Loans, of such Lender's proportionate share thereof and of the other matters covered by the Notice of Borrowing.

          (b) (i) Whenever the Borrower desires to make a Borrowing of Swingline Loans hereunder, it shall give the Swingline Lender, prior to 2:00 P.M. (New York time) on the day such Swingline Loan is to be made, written notice (or telephonic notice promptly confirmed in writing) of each Swingline Loan to be made hereunder. Each such notice shall be irrevocable and shall specify in each case (x) the date of such Borrowing (which shall be a Business
Day) and (y) the aggregate principal amount of the Swingline Loan to be made pursuant to such Borrowing.

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          (ii)    Mandatory Borrowings shall be made upon the notice specified in Section 1.01(d), with the Borrower irrevocably agreeing, by its incurrence of any Swingline Loan, to the making of Mandatory Borrowings as set forth in such
Section 1.01(d).

          (c) Without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice permitted to be given hereunder, the Administrative Agent, the Swingline Lender (in the case of a Borrowing of Swingline Loans), or the respective Letter of Credit Issuer (in the case of the issuance of Letters of Credit), as the case may be, may prior to receipt of written confirmation act without liability upon the basis of and consistent with such telephonic notice, believed by the Administrative Agent, the Swingline Lender or the respective Letter of Credit Issuer in good faith to be from an Authorized Officer of the Borrower. In each such case, the Borrower hereby waives the right to dispute the Administrative Agent's, the Swingline Lender's or the respective Letter of Credit Issuer's record of the terms of such telephonic notice, unless such record reflects gross negligence or willful misconduct on the part of the Administrative Agent, the Swingline Lender or the respective Letter of Credit Issuer, as the case may be.

          1.04 DISBURSEMENT OF FUNDS. (a) No later than 1:00 P.M. (New York time) on the date specified in each Notice of Borrowing or 2:00 P.M. (New York time) on the date specified in a notice described in Section 1.03(b)(i), each Lender with a Commitment under the respective Facility will make available its PRO RATA share of each Borrowing requested to be made on such date or in the case of Swingline Loans, the Swingline Lender shall make available the full amount thereof in the manner provided below. All such amounts shall be made available to the Administrative Agent in Dollars and immediately available funds at the Payment Office and the Administrative Agent promptly will make available to the Borrower by depositing to its account at the Payment Office or as otherwise directed in the applicable Notice of Borrowing the aggregate of the amounts so made available in the type of funds received. Unless the Administrative Agent shall have been notified by any Lender prior to the date of the proposed incurrence that such Lender does not intend to make available to the Administrative Agent its portion of the Borrowing or Borrowings to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date, and the Administrative Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender and the Administrative Agent has made available same to the Borrower, the Administrative Agent shall be entitled to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent may notify the Borrower, and, upon receipt of such notice, the Borrower shall promptly pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover on demand from such Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (x) if paid by such Lender, the overnight Federal Funds Effective Rate for the first three days and at the interest rate otherwise applicable to such Loans for each day thereafter or (y) if paid by the Borrower, the then applicable rate of interest, calculated in accordance with Section 1.08, for the respective Loans.

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          (b)     Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any default by such Lender hereunder.

          1.05 NOTES. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans made to it by each Lender shall be evidenced in the Lender Register maintained by the Administrative Agent pursuant to Section 12.16 and, if requested by such Lender, shall also be evidenced (i) if Term Loans, by a promissory note substantially in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each, a "Term Note" and, collectively, the "Term Notes"), (ii) if Revolving Loans, by a promissory note substantially in the form of Exhibit B-2 with blanks appropriately completed in conformity herewith (each, a "Revolving Note" and, collectively, the "Revolving Notes") and (iii) if Swingline Loans, by a promissory note substantially in the form of Exhibit B-3, with blanks appropriately completed in conformity herewith (the "Swingline Note").

          (b) The Term Note issued to each Lender requesting same that has a Term Commitment or outstanding Term Loans shall (i) be executed by the Borrower,
(ii) be payable to the order of such Lender and be dated the Initial Borrowing Date (or, if issued after the Initial Borrowing Date, be dated the date of issuance thereof), (iii) be in a stated principal amount equal to the Term Commitment of such Lender (or, if issued after the Initial Borrowing Date, be in a stated principal amount equal to the Term Loans of such Lender) and be payable in the principal amount of Term Loans evidenced thereby, (iv) mature on the Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of
Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to mandatory repayment as provided in
Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (c) The Revolving Note issued to each RF Lender requesting same shall (i) be executed by the Borrower, (ii) be payable to the order of such RF Lender and be dated the Initial Borrowing Date (or, if issued after the Initial Borrowing Date, be dated the date of issuance thereof), (iii) be in a stated principal amount equal to the Revolving Commitment of such RF Lender and be payable in the principal amount of the Revolving Loans evidenced thereby, (iv) mature on the RF Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (d) The Swingline Note issued to the Swingline Lender (if requested) shall (i) be executed by the Borrower, (ii) be payable to the order of the Swingline Lender and be dated the Initial Borrowing Date (or, if issued after the Initial Borrowing Date, be dated the date of issuance thereof), (iii) be in a stated principal amount equal to the Maximum Swingline Amount and be payable in the principal amount of Swingline Loans evidenced thereby, (iv) mature on the Swingline Expiry Date, (v) bear interest as provided in Section
1.08 in respect of the Base Rate Loans evidenced thereby, (vi) be subject to mandatory prepayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

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          (e)     Each Lender will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will, prior to any transfer of any of its Notes, endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation shall not affect the Borrower's obligations in respect of such Loans.

          (f) Notwithstanding anything to the contrary contained above in this Section 1.05 or elsewhere in this Agreement, Notes shall only be delivered to Lenders which at any time specifically request the delivery of such Notes. No failure of any Lender to request or obtain a Note evidencing its Loans to the Borrower shall affect or in any manner impair the obligations of the Borrower to pay the Loans (and all related Obligations) incurred by the Borrower which would otherwise be evidenced thereby in accordance with the requirements of this Agreement, and shall not in any way affect the security or guaranties therefor provided pursuant to the various Credit Documents. Any Lender which does not have a Note evidencing its outstanding Loans shall in no event be required to make the notations otherwise described in preceding clause (e). At any time when any Lender requests the delivery of a Note to evidence any of its Loans, the Borrower shall promptly execute and deliver to the respective Lender the requested Note in the appropriate amount or amounts to evidence such Loans.

          1.06 CONVERSIONS. The Borrower shall have the option to convert on any Business Day all or a portion at least equal to the applicable Minimum Borrowing Amount of the outstanding principal amount of the Loans (other than Swingline Loans which at all times shall be maintained as Base Rate Loans) owing pursuant to a single Facility into a Borrowing or Borrowings pursuant to such Facility of another Type of Loan provided that (i) no partial conversion of a Borrowing of Eurodollar Loans shall reduce the outstanding principal amount of the Eurodollar Loans made pursuant to such Borrowing to less than the Minimum Borrowing Amount applicable thereto, (ii) Base Rate Loans may not be converted into Eurodollar Loans when a Default under Section 9.01 or 9.05 or an Event of Default is in existence on the date of the proposed conversion if the Administrative Agent or the Required Lenders shall have determined in its or their sole discretion not to permit such conversion, (iii) Borrowings of Eurodollar Loans resulting from this Section 1.06 shall be limited in number as provided in Section 1.02, (iv) unless the Administrative Agent otherwise agrees in its sole discretion, conversions may not be effected pursuant to this Section 1.06 which result in Eurodollar Loans with an Interest Period beginning prior to the third Business Day after the Initial Borrowing Date and (v) until the 60th day following the Initial Borrowing Date, unless the Administrative Agent and each Joint Lead Arranger otherwise agrees in their sole discretion or the Syndication Date has occurred, any conversions into Eurodollar Loans shall be subject to the applicable requirements contained in clause (B) of the proviso to Section 1.01(a)(ii) or 1.01(b)(ii), as the case may be. Each such conversion shall be effected by the Borrower giving the Administrative Agent at its Notice Office, prior to 12:00 Noon (New York time), at least three Business Days' (or one Business Day's, in the case of a conversion into Base Rate Loans) prior written notice (or telephonic notice promptly confirmed in writing) (each, a "Notice of Conversion") specifying the Loans to be so converted (including the relevant Facility), the Type of Loans to be converted into and, if to be converted into a Borrowing of Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Lender prompt notice of any such proposed conversion affecting any of its Loans.

          1.07 PRO RATA BORROWINGS. All Loans under this Agreement (other than Swingline Loans) shall be made by the Lenders PRO RATA on the basis of their Term Commitments or Revolving Commitments, as the case may be, PROVIDED, that each Mandatory Borrowing shall be funded by the RF Lenders on the basis of their Adjusted RF Percentages. It is understood that no Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder and that each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its commitments hereunder.

          1.08 INTEREST. (a) The unpaid principal amount of each Base Rate Loan shall bear interest from the date of the Borrowing thereof until the earlier of repayment or conversion thereof and maturity (whether by acceleration or otherwise) at a rate per annum which shall at all times be the Applicable Margin plus the Base Rate in effect from time to time.

          (b) The unpaid principal amount of each Eurodollar Loan shall bear interest from the date of the Borrowing thereof until the earlier of repayment or conversion thereof and maturity (whether by acceleration or otherwise) at a rate per annum which shall at all times be the Applicable Margin plus the relevant Eurodollar Rate.

          (c) All overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan shall in each case, bear interest at a rate per annum equal to the greater of (x) the rate which is 2% in excess of the rate then borne by such Loans and (y) the rate which is 2% in excess of the rate otherwise applicable to Base Rate Loans of the respective Facility from time to time, and all other overdue amounts payable hereunder and under any other Credit Document shall bear interest at a rate per annum equal to the rate which is 2% in excess of the rate applicable to Revolving Loans that are maintained as Base Rate Loans from time to time. Interest that accrues under this Section 1.08(c) shall be payable on demand.

          (d) Interest shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable (i) in respect of each Base Rate Loan, (x) quarterly in arrears on the first Business Day of each January, April, July and October, (y) on the date of any repayment or prepayment in full of all outstanding Base Rate Loans of any Facility (but in the case of any such repayment or prepayment in full of all outstanding Revolving Loans maintained as Base Rate Loans, only if the Total Revolving Loan Commitment is contemporaneously terminated in its entirety), and
(z) at maturity (whether by acceleration or otherwise) and, after such maturity, on demand, and (ii) in respect of each Eurodollar Loan, (x) on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (y) on the date of any prepayment or conversion (on the amount prepaid or converted), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

          (e) All computations of interest hereunder shall be made in accordance with Section 12.07(b).

          (f) The Administrative Agent, upon determining the interest rate for any Borrowing of Eurodollar Loans for any Interest Period, shall promptly notify the Borrower and the Lenders thereof.

          1.09 INTEREST PERIODS. (a) At the time the Borrower gives a Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, a Borrowing of Eurodollar Loans (in the case of the initial Interest Period applicable thereto) or prior to 12:00 Noon (New York time) on the third Business Day prior to the expiration of an Interest Period applicable to a Borrowing of Eurodollar Loans, it shall have the right to elect by giving the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of the Interest Period applicable to such Borrowing, which Interest Period shall, at the option of the Borrower (but otherwise subject to the provisions of clause (B) of the proviso to Section 1.01(a)(ii) or 1.01(b)(ii), as applicable), be a one, two, three, six or, to the extent available to all Lenders with a Commitment under the respective Facility, nine or twelve month period or, to the extent the provisions of clause (B) of the proviso to Section 1.01(a)(ii) or 1.01(b)(ii) are applicable (and subject to compliance with such provisions), a one week, two week or one month period. Notwithstanding anything to the contrary contained above:

          (i) the initial Interest Period for any Borrowing of Eurodollar Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of Base Rate Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

          (ii) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

          (iii) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, PROVIDED that if any Interest Period would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

          (iv) no Interest Period with respect to a Borrowing of Loans shall extend beyond the respective Maturity Date therefor;

          (v) no Interest Period with respect to any Term Loans may be elected that would extend beyond any date upon which a Scheduled Repayment is required to be made in respect of such Term Loans if, after giving effect to the selection of such Interest Period, the aggregate principal amount of Term Loans maintained as Eurodollar Loans with Interest Periods ending after such date would exceed the aggregate principal amount of Term Loans permitted to be outstanding after such Scheduled Repayment; and

          (vi) no Interest Period may be elected at any time when a Default under Section 9.01 or 9.05 or an Event of Default is then in existence if the Administrative

     Agent or the Required Lenders shall have determined in its or their sole discretion not to permit such election.

          (b) If upon the expiration of any Interest Period, the Borrower has failed to (or may not) elect a new Interest Period to be applicable to the respective Borrowing of Eurodollar Loans as provided above, the Borrower shall be deemed to have elected to convert such Borrowing into a Borrowing of Base Rate Loans effective as of such expiration.

          1.10 INCREASED COSTS, ILLEGALITY, ETC. (a) In the event that (x) in the case of clause (i) below, the Administrative Agent or (y) in the case of clauses (ii) and (iii) below, any Lender shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

          (i) on any date for determining the Eurodollar Rate for any Interest Period that, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate or the making or continuance of any Eurodollar Loan has become impracticable as a result of a contingency occurring after the Effective Date which materially and adversely affects the interbank Eurodollar market;

          (ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loans (other than taxes addressed in Section 4.04 and any increased cost or reduction in the amount received or receivable resulting from the imposition of or a change in the rate of taxes on the net income or net profits of such Lender imposed by the jurisdiction in which its principal office or applicable lending office is located) because of (x) any change since the Effective Date in any applicable law, governmental rule, regulation, guideline or order (or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline or order) (such as, for example, but not limited to, a change in the basis of taxation of payments to a Lender of the principal of or interest on the Eurodollar Loans or any other amounts payable hereunder or official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate) and/or (y) other circumstances arising after the Effective Date affecting the interbank Eurodollar market or the position of such Lender in such market; or

          (iii) at any time, that the making or continuance of any Eurodollar Loan has become unlawful by compliance by such Lender in good faith with any law, governmental rule, regulation, guideline or order (or would conflict with any such governmental rule, regulation, guideline or order not having the force of law but with which such Lender customarily complies even though the failure to comply therewith would not be unlawful);

then, and in any such event, such Lender (or the Administrative Agent in the case of clause (i) above) shall (x) on such date and (y) within ten Business Days of the date on which such event no longer exists give notice (by telephone confirmed in writing) to the Borrower and to the

Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Borrower with respect to Eurodollar Loans which have not yet been incurred shall be deemed rescinded by the Borrower, (y) in the case of clause
(ii) above, the Borrower shall pay to such Lender, within 10 Business Days after Borrower's receipt of written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its reasonable discretion shall determine after consultation with the Borrower) as shall be required to compensate such Lender for such increased costs or reductions in amounts receivable hereunder (a written notice as to the additional amounts owed to such Lender, describing the basis for such increased costs and showing the calculation thereof, submitted to the Borrower by such Lender shall, absent manifest error, be final and conclusive and binding upon all parties hereto) and (z) in the case of clause
(iii) above, the Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law.

          (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii), the Borrower may (and in the case of a Eurodollar Loan affected pursuant to Section 1.10(a)(iii), the Borrower shall within the time period required by law) either (x) if the affected Eurodollar Loan is then being made pursuant to a Borrowing, cancel said Borrowing by giving the Administrative Agent telephonic notice (confirmed promptly in writing) thereof on the same date that the Borrower was notified by a Lender pursuant to Section 1.10(a)(ii) or (iii), or (y) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' notice to the Administrative Agent, require the affected Lender to convert each such Eurodollar Loan into a Base Rate Loan (which conversion, in the case of the circumstances described in Section 1.10(a)(iii), shall occur no later than the last day of the Interest Period then applicable to such Eurodollar Loan (or such earlier date as shall be required by applicable law)); PROVIDED, that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 1.10(b). Each Lender, upon determining in good faith that any additional amounts will be payable pursuant to this
Section 1.10(b), will give prompt written notice thereof to the Borrower, which notice shall set forth the basis of the calculation of such additional amounts, although the failure to give any such notice shall not release or diminish the Borrower's obligations to pay additional amounts pursuant to this Section 1.10(b) upon the subsequent receipt of such notice.

          (c) If any Lender shall have determined that the adoption or initial effectiveness of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, in each case after the Effective Date, or compliance by such Lender or its parent corporation with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency first made after the Effective Date, has or would have the effect of reducing the rate of return on such Lender's or its parent corporation's capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender or its parent corporation could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's or its parent corporation's policies with respect to capital adequacy), then from time to time, within 10 Business Days after demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or its parent corporation for such reduction. Each Lender, upon determining in good faith that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Borrower, which notice shall describe the basis for such claim and set forth in reasonable detail the calculation of such additional amounts, although the failure to give any such notice shall not release or diminish any of the Borrower's obligations to pay additional amounts pursuant to this Section 1.10(c) upon the subsequent receipt of such notice.

          1.11 COMPENSATION. (a) The Borrower shall compensate each Lender, upon its written request (which request shall set forth the basis for requesting such compensation and reasonably detailed calculations thereof), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Eurodollar Loans but excluding in any event the loss of anticipated profits) which such Lender may actually sustain: (i) if for any reason (other than a default by such Lender or the Administrative Agent) a Borrowing of Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 1.10(a)); (ii) if any prepayment, repayment or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of an Interest Period applicable thereto; (iii) if any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay its Eurodollar Loans when required by the terms of this Agreement or (y) an election made pursuant to Section 1.10(b) or (z) the early termination of an, or the funding of a shortened, Interest Period (other than an Interest Period elected pursuant to Section 1.09(a) which may be required by any Lender in connection with any assignment effected after the Initial Borrowing Date and on or prior to the first to occur of the 60th day after the Initial Borrowing Date and the Syndication Date).

          (b) Notwithstanding anything in this Agreement to the contrary, to the extent any notice or request required by Section 1.10, 1.11, 2.05 or 4.04 is given by any Lender more than 180 days after such Lender obtained, or reasonably should have obtained, knowledge of the occurrence of the event giving rise to the additional costs, reductions in amounts, losses, taxes or other additional amounts of the type described in such Section, such Lender shall not be entitled to compensation under Section 1.10, 1.11, 2.05 or 4.04 for any amounts incurred or accruing prior to the date on which such notice is given to the Borrower.

          1.12 CHANGE OF LENDING OFFICE. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or
(iii), 1.10(c), 2.05 or 4.04 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans or Letter of Credit participations affected by such event, PROVIDED that such designation is made on such terms that such Lender and its lending office, in its determination, suffer no material economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this Section
1.12 shall affect or postpone any of the obligations of the Borrower or the right of any Lender provided in Section 1.10, 2.05 or 4.04.

          1.13 REPLACEMENT OF LENDERS. (x) Upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), Section 1.10(c),
Section 1.11, Section 2.05 or Section 4.04 with respect to any Lender which results in such Lender charging to the Borrower increased costs materially in excess of those being charged generally by the Lenders, (y) if a Lender becomes a Defaulting Lender and/or (z) in the case of a refusal by a Lender to consent to a proposed change, waiver, discharge or termination with respect to this Agreement which has been approved by the Required Lenders, the Borrower shall have the right to replace such Lender (the "Replaced Lender") with one or more other Eligible Transferee or Transferees, none of whom shall constitute a Defaulting Lender at the time of such replacement (collectively, the "Replacement Lender") reasonably acceptable to the Administrative Agent, provided that (i) at the time of any replacement pursuant to this Section 1.13, the Replacement Lender shall enter into one or more Assignment Agreements pursuant to Section 12.04(b) (and with all fees payable pursuant to said Section 12.04(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Loans of, and in each case participations in Letters of Credit by, the Replaced Lender and, in connection therewith, shall pay to (x) the Replaced Lender an amount equal to the sum of (A) an amount equal to the principal of, and all accrued and unpaid interest on, all outstanding Loans of the Replaced Lender, (B) an amount equal to all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Lender, together with all accrued and unpaid interest with respect thereto at such time and (C) an amount equal to all accrued and unpaid Fees owing to the Replaced Lender pursuant to Section 3.01, (y) each Letter of Credit Issuer an amount equal to such Replaced Lender's Adjusted RF Percentage (for this purpose, and for the purpose of clause (z) below, determined as if the adjustment described in clause (y) of the immediately succeeding sentence had been made with respect to such Replaced Lender) of any Unpaid Drawing (which at such time remains an Unpaid Drawing) to the extent such amount was not theretofore funded by such Replaced Lender and (z) the Swingline Lender, any portion of a Mandatory Borrowing as to which the Replaced Lender is then in default, and (ii) all obligations of the Borrower owing to the Replaced Lender (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Lender by the Borrower concurrently with such replacement. Upon the execution of the respective Assignment Agreements, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Note or Notes executed by the Borrower, (x) the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions applicable to the Replaced Lender under this Agreement, which shall survive as to such Replaced Lender and (y) in the case of a replacement of a Defaulting Lender with a Non-Defaulting Lender, the Adjusted RF Percentages of the respective Lenders and the Adjusted Total Revolving Commitment shall be automatically adjusted at such time to give effect to such replacement.

          SECTION 2. LETTERS OF CREDIT.

          2.01 LETTERS OF CREDIT. (a) Subject to and upon the terms and conditions herein set forth, the Borrower may request of any Letter of Credit Issuer at any time and from time to time on or after the Initial Borrowing Date and prior to the tenth Business Day prior to the RF Maturity Date that it issue, for the account of the Borrower (x) trade letters of credit in support of trade obligations of the Borrower and its Subsidiaries incurred in the ordinary course of business (such letters of credit issued for such purposes, "Trade Letters of Credit") and (y) standby letters of credit issued for any other lawful purposes of the Borrower and its Subsidiaries (such letters of credit issued for such purposes, "Standby Letters of Credit"), and subject to and upon the terms and conditions herein set forth, each Letter of Credit Issuer agrees to issue from time to time following its receipt of the respective Letter of Credit Request to it, irrevocable letters of credit denominated in Dollars or an Alternate Currency and issued on a sight basis only, in such form as may be approved by the respective Letter of Credit Issuer and the Administrative Agent. "Letters of Credit" shall include Trade Letters of Credit and Standby Letters of Credit.

          (b) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued if after giving effect thereto the aggregate amount of the Letter of Credit Outstandings at such time would exceed either (x) $25,000,000 or (y) when added to the sum of (I) the aggregate principal amount of all Revolving Loans made by Non-Defaulting Lenders then outstanding, plus (II) the aggregate principal amount of all Swingline Loans then outstanding, an amount equal to the Adjusted Total Revolving Commitment at such time; (ii) no Letter of Credit denominated in an Alternate Currency shall be issued if after giving effect thereto the aggregate amount of the Letter of Credit Outstandings with respect to all Letters of Credit denominated in an Alternative Currency would exceed $7,500,000; (iii) each Standby Letter of Credit shall have an expiry date occurring not later than 12 months after such Letter of Credit's date of issuance although any Standby Letter of Credit may be extendable for successive periods of up to 12 months, but not beyond the tenth Business Day next preceding the RF Maturity Date, on terms acceptable to the respective Letter of Credit Issuer and in no event shall any Standby Letter of Credit have an expiry date occurring later than the tenth Business Day next preceding the RF Maturity Date;
(iv) each Trade Letter of Credit shall have an expiry date occurring not later than (x) 180 days after such Letter of Credit's date of issuance or (y) the date ten Business Days prior to the RF Maturity Date; and (v) each Letter of Credit issued to support obligations of any Foreign Subsidiary shall be deemed to constitute a Contingent Obligation pursuant to Section 8.04(k) and shall only be permitted to be issued if in accordance with the requirements of said Section 8.04(k).

          2.02 LETTER OF CREDIT REQUESTS; NOTICES OF ISSUANCE. (a) Whenever it desires that a Letter of Credit be issued, the Borrower shall give the Administrative Agent and the respective Letter of Credit Issuer written notice thereof (including by way of facsimile transmission) in the form of Exhibit C, appropriately completed (each, a "Letter of Credit Request"), prior to 1:00 P.M. (New York time) at least two Business Days (or such shorter period as may be acceptable to the respective Letter of Credit Issuer) prior to the proposed date of issuance (which shall be a Business Day), which Letter of Credit Request shall include any other documents that the respective Letter of Credit Issuer customarily requires in connection therewith.

          (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Borrower to the Lenders that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 2.01. Notwithstanding anything to the contrary contained in this Section 2, no Letter of Credit Issuer shall issue any Letters of Credit after it has received written notice from the Required Lenders stating that one or more of the applicable conditions to Credit Events specified in
Section 5 are not then satisfied until such time as all such conditions are satisfied. Upon the issuance of or modification or amendment to any Standby Letter of Credit, the respective Letter of Credit Issuer shall promptly notify the Borrower and the Administrative Agent, in writing of such issuance, modification or amendment and such notice shall be accompanied by a copy of such Letter of Credit or the respective modification or amendment thereto, as the case may be. Promptly after receipt of such notice the Administrative Agent shall notify the Participants, in writing, of such issuance, modification or amendment. On the first Business Day of each week, each Letter of Credit Issuer shall furnish the Administrative Agent with a written (including via facsimile) report of the daily aggregate outstandings of Trade Letters of Credit issued by the such Letter of Credit Issuer for the immediately preceding week.

          2.03 AGREEMENT TO REPAY LETTER OF CREDIT DRAWINGS. (a) The Borrower hereby agrees to reimburse each Letter of Credit Issuer, by making payment to the Administrative Agent at the Payment Office, for any payment or disbursement made by such Letter of Credit Issuer under any Letter of Credit (each such amount (calculated using the Dollar Equivalent thereof in the case of any payment or disbursement made in an Alternate Currency) so paid or disbursed until reimbursed, with Revolving Loan proceeds or otherwise, an "Unpaid Drawing") promptly after, and in any event within three Business Days after the date on which, the Borrower is notified by such Letter of Credit Issuer of such payment or disbursement with interest on the amount so paid or disbursed by such Letter of Credit Issuer, to the extent not reimbursed prior to 1:00 P.M. (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but not including the date such Letter of Credit Issuer is reimbursed therefor at a rate per annum which shall be the Base Rate plus the Applicable Margin for Revolving Loans maintained as Base Rate Loans as in effect from time to time (plus an additional 2% per annum if not reimbursed by the third Business Day after the date of such notice of payment or disbursement), such interest also to be payable on demand.

          (b) The Borrower's obligation under this Section 2.03 to reimburse each Letter of Credit Issuer with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against such Letter of Credit Issuer, the Administrative Agent or any Lender, including, without limitation, any defense based upon the failure of any drawing under a Letter of Credit to conform substantially to the terms of the Letter of Credit or any non-application or misapplication by the beneficiary of the proceeds of such drawing provided that the Borrower shall not be obligated to reimburse such Letter of Credit Issuer for any wrongful payment made by such Letter of Credit Issuer under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Letter of Credit Issuer.

          2.04 LETTER OF CREDIT PARTICIPATIONS. (a) Immediately upon the issuance by any Letter of Credit Issuer of any Letter of Credit, such Letter of Credit Issuer shall be deemed to have sold and transferred to each other RF Lender, and each such RF Lender (each, a "Participant") shall be deemed irrevocably and unconditionally to have purchased and received from such Letter of Credit Issuer, without recourse or warranty, an undivided interest and participation, to the extent of such Participant's Adjusted RF Percentage, in such Letter of Credit, each substitute letter of credit, each drawing made thereunder and the obligations of the Borrower under this Agreement with respect thereto (although the Letter of Credit Fee shall be payable directly to the Administrative Agent for the account of the RF Lenders as provided in Section 3.01(b) and the Participants shall have no right to receive any portion of any Facing Fees) and any security therefor or guaranty pertaining thereto. Upon any change in the Adjusted RF Percentages pursuant to Section 1.13 and/or 12.04(b) and/or as a result of a Lender Default, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 2.04 to reflect the new Adjusted RF Percentages of all of the Lenders with Revolving Commitments as a result thereof.

          (b) In determining whether to pay under any Letter of Credit, no Letter of Credit Issuer shall have any obligation relative to the Participants other than to determine that any documents required to be delivered under such Letter of Credit have been delivered and that they substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Letter of Credit Issuer under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for such Letter of Credit Issuer any resulting liability.

          (c) In the event that any Letter of Credit Issuer makes any payment under any Letter of Credit and the Borrower shall not have reimbursed such amount in full to such Letter of Credit Issuer pursuant to Section 2.03(a), such Letter of Credit Issuer shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to the Administrative Agent for the account of such Letter of Credit Issuer, the amount of such Participant's Adjusted RF Percentage of such Unpaid Drawing in Dollars and in same day funds provided that no Participant shall be obligated to pay to the Administrative Agent its Adjusted RF Percentage of such unreimbursed amount for any wrongful payment made by such Letter of Credit Issuer under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Letter of Credit Issuer. If the Administrative Agent so notifies any Participant prior to 11:00 A.M. (New York time) on any Business Day, such Participant shall make available to the Administrative Agent, such Participant's Adjusted RF Percentage of the amount of such Unpaid Drawing on such Business Day in same day funds. If and to the extent such Participant shall not have so made its Adjusted RF Percentage of the amount of such Unpaid Drawing available to the Administrative Agent, such Participant agrees to pay to the Administrative Agent for the account of such Letter of Credit Issuer, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is so paid to the Administrative Agent at the overnight Federal Funds Effective Rate for the first three days and at the interest rate applicable to Revolving Loans that are maintained as Base Rate Loans for each day thereafter. The failure of any Participant to so pay to the Administrative Agent its Adjusted RF Percentage of any Unpaid Drawing shall not relieve any other Participant of its obligation hereunder to so pay to the Administrative Agent its Adjusted RF Percentage of any Unpaid Drawing on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to so pay to the Administrative Agent such other Participant's Adjusted RF Percentage of any such payment.

          (d) Whenever any Letter of Credit Issuer receives a payment of a reimbursement obligation (or interest thereon) as to which the Administrative Agent has received for the account of such Letter of Credit Issuer any payments from the Participants pursuant to clause (c) above, such Letter of Credit Issuer shall pay to the Administrative Agent and the Administrative Agent shall promptly pay to each Participant which has paid its Adjusted RF Percentage thereof, in Dollars and in same day funds, an amount equal to such Participant's Adjusted RF Percentage of the principal amount thereof and interest thereon accruing after the purchase of the respective participations.

          (e) The obligations of the Participants to make payments to the Administrative Agent for the account of each Letter of Credit Issuer with respect to Letters of Credit issued by such Letter of Credit Issuer shall be irrevocable and not subject to counterclaim, set-off or other defense or any other qualification or exception whatsoever (provided that no Participant shall be required to make payments resulting from the respective Letter of Credit Issuer's gross negligence or willful misconduct) and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

          (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

          (ii) the existence of any claim, set-off, defense or other right which any Credit Party or any of their Subsidiaries may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, any Joint Lead Arranger, any Letter of Credit Issuer, any Lender or other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower and the beneficiary named in any such Letter of Credit);

          (iii) any draft, certificate or other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

          (v)     the occurrence of any Default or Event of Default.

          (f) To the extent the respective Letter of Credit Issuer is not indemnified by the Borrower, the Participants will reimburse and indemnify such Letter of Credit Issuer, in proportion to their respective RF Percentages, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by such Letter of Credit Issuer in performing its respective duties in any way relating to or arising out of its issuance of Letters of Credit; PROVIDED that no Participant shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Letter of Credit Issuer's gross negligence or willful misconduct.

          2.05 INCREASED COSTS. If at any time after the Effective Date, the adoption or initial effectiveness of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Letter of Credit Issuer or any Participant with any request or directive (whether or not having the force of law) first made by any such authority, central bank or comparable agency, in each case after the Effective Date, shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued by any Letter of Credit Issuer or any Participant's participation therein, or (ii) shall impose on any Letter of Credit Issuer or any Participant any other conditions affecting this Agreement, any Letter of Credit or any Participant's participation therein; and the result of any of the foregoing is to increase the cost to such Letter of Credit Issuer or such Participant of issuing, maintaining or participating in any Letter of Credit, or to reduce the amount of any sum received or receivable by such Letter of Credit Issuer or such Participant hereunder (other than taxes addressed in Section 4.04 and any increased cost or reduction in the amount received or receivable resulting from the imposition of or a change in the rate of taxes on the net income or net profits of such Lender imposed by the jurisdiction in which its principal office or applicable lending office is located), then, within 10 Business Days of Borrower's receipt of a written demand to the Borrower by such Letter of Credit Issuer or such Participant (a copy of which notice shall be sent by such Letter of Credit Issuer or such Participant to the Administrative Agent), the Borrower shall pay to such Letter of Credit Issuer or such Participant such additional amount or amounts as will compensate such Letter of Credit Issuer or such Participant for such increased cost or reduction. A certificate submitted to the Borrower by such Letter of Credit Issuer or such Participant, as the case may be (a copy of which certificate shall be sent by such Letter of Credit Issuer or such Participant to the Administrative Agent), setting forth the basis for, and reasonably detailed calculations of, the determination of such additional amount or amounts necessary to compensate such Letter of Credit Issuer or such Participant as aforesaid shall be conclusive and binding on the Borrower absent manifest error, although the failure to deliver any such certificate shall not release or diminish any of the Borrower's obligations to pay additional amounts pursuant to this Section 2.05 upon the subsequent receipt thereof.

          SECTION 3. FEES; COMMITMENTS.

          3.01 FEES. (a) The Borrower agrees to pay to the Administrative Agent a commitment commission ("Commitment Commission") for the account of each RF Lender that is a Non-Defaulting Lender for the period from and including the Effective Date to but not including the date upon which the Total Revolving Commitment has been terminated, computed at a rate per annum equal to 1/2 of 1% of the Unutilized Revolving Commitment of such Non-Defaulting Lender as in effect from time to time. Such Commitment Commission shall be due and payable in arrears on the first Business Day of each January, April, July and October and on the date upon which the Total Revolving Commitment is terminated.

          (b) The Borrower agrees to pay to the Administrative Agent, for the account of each RF Lender, PRO RATA on the basis of their respective Adjusted RF Percentages, a fee in respect of each Letter of Credit (the "Letter of Credit Fee") for the period from and including the date of issuance of such Letter of Credit to and including the date of termination or expiration of such Letter of Credit, computed at a rate per annum equal to the Applicable Margin as in effect from time to time during such period with respect to Revolving Loans that are maintained as Eurodollar Loans on the daily Stated Amount of each such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on the first Business Day of each January, April, July and October of each year and on the first day on or after the termination of the Total Revolving Commitment upon which no Letters of Credit remain outstanding.

          (c) The Borrower agrees to pay to the respective Letter of Credit Issuer a fee in respect of each Letter of Credit issued by it (the "Facing Fee") for the period from and including the date of issuance of such Letter of Credit to and including the date of termination or expiration of such Letter of Credit, computed for each day during such period at the rate of 1/4 of 1% per annum on the Stated Amount of such Letter of Credit as in effect from time to time; PROVIDED that in any event the minimum amount of Facing Fees payable in any twelve-month period for any Letter of Credit shall not be less than $500; it being agreed that, on the day of issuance of any Letter of Credit and on each anniversary thereof prior to the termination or expiration of such Letter of Credit, if $500 will exceed the amount of Facing Fees that will accrue with respect to such Letter of Credit for the immediately succeeding twelve-month period, $125 shall be payable in respect of such Letter of Credit on each date on which Facing Fees are required to be paid pursuant to this clause (c) during such 12-month period (and, if the Total Revolving Commitment terminates before the end of such 12 month period, on the date of such termination there shall be paid an amount equal to the amount by which $500 exceeds the Facing Fees actually paid with respect to such Letter of Credit since the date of the issuance thereof or, if later, the last anniversary of such issuance which has theretofore occurred). Accrued Facing Fees shall be due and payable quarterly in arrears on the first Business Day of each January, April, July and October of each year and on the first day on or after the termination of the Total Revolving Commitment upon which no Letters of Credit remain outstanding.

          (d) The Borrower agrees to pay directly to the respective Letter of Credit Issuer upon each issuance of, payment under, and/or amendment of, a Letter of Credit such amount as shall at the time of such issuance, payment or amendment be the administrative charge which such Letter of Credit Issuer is customarily charging for issuances of, payments under or amendments of, letters of credit issued by it.

          (e) The Borrower shall pay to the Joint Lead Arrangers and the Administrative Agent for their respective accounts, such fees as may be agreed to by the Borrower and such Persons.

          (f)     All computations of Fees shall be made in accordance with
Section 12.07(b).

          3.02 VOLUNTARY REDUCTION OF COMMITMENTS. (a) Upon at least one Business Day's prior written notice (or telephonic notice confirmed in writing) to the Administrative Agent at the Notice Office (which notice shall be deemed to be given on a certain day only if given before 2:00 P.M. (New York time) on such day and shall be promptly transmitted by the Administrative Agent to each of the Lenders), the Borrower shall have the right, without premium or penalty, to terminate or partially reduce the Total Unutilized Revolving Commitment provided that (x) any such partial reduction shall apply to proportionately and permanently reduce the Revolving Commitment of each Lender, (y) no such reduction shall reduce any Non-Defaulting Lender's Revolving Commitment in an amount greater than the then Unutilized Revolving Commitment of such Lender and (z) any partial reduction pursuant to this Section 3.02 shall be in the amount of at least $1,000,000.

          (b) In the event of a refusal by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as (and to the extent) provided in Section 12.12(b), the Borrower may, subject to its compliance with the requirements of Section 12.12(b), upon five Business Days' prior written notice to the Administrative Agent at the Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders) terminate all of the Commitments of such Lender, so long as all Loans, together with accrued and unpaid interest, Fees and all other amounts, owing to such Lender are repaid concurrently with the effectiveness of such termination pursuant to Section 4.01(b) (at which time Schedule I shall be deemed modified to reflect such changed amounts, and the Adjusted RF Percentages of the various RF Lenders shall be automatically adjusted to give effect to such changes) and any mandatory repayments required pursuant to Section 4.02(A)(a) as a result of the changes to the Adjusted RF Percentages of the various RF Lenders are made, and at such time, such Lender shall no longer constitute a "Lender" for purposes of this Agreement, except with respect to indemnifications under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.06, 4.04, 11.06 and 12.01), which shall survive as to such repaid Lender.

          3.03 MANDATORY REDUCTIONS OF COMMITMENTS, ETC. (a) The Total Commitment (and the Term Commitment and Revolving Commitment of each Lender) shall terminate in its entirety at 11:59 P.M. (New York time) on the Expiration Date unless the Initial Borrowing Date has occurred on or before such date.

          (b) The Total Revolving Commitment (and the Revolving Commitmentof each Lender) shall terminate in its entirety on the RF Maturity Date.

          (c) The Total Revolving Commitment shall be reduced on each day on which Term Loans are required to be repaid (or would be required to be repaid if Term Loans were then outstanding) pursuant to Section 4.02(A)(c), (d) and/or (g) by the amount, if any, by which the amount required to be applied to repay outstanding principal of Term Loans pursuant to Section 4.02(B)(a) as a result thereof (determined as if an unlimited amount of Term Loans were actually outstanding) exceeds the aggregate principal amount of Term Loans actually outstanding on such date.

          SECTION 4. PAYMENTS.

          4.01 VOLUNTARY PREPAYMENTS. (a) The Borrower shall have the right to prepay Loans in whole or in part, without premium or, except as provided in
Section 1.11(a), penalty, from time to time on the following terms and conditions: (i) the Borrower shall give the

Administrative Agent at the Payment Office written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay the Loans, whether such Loans are Term Loans, Revolving Loans or Swingline Loans, the amount of such prepayment and (A) in the case of Eurodollar Loans, the specific Borrowing(s) pursuant to which made and (B) in the case of Term Loans, the manner in which such prepayment shall be applied to the then remaining Scheduled Repayments to repay outstanding principal of Term Loans, which notice shall be given by the Borrower prior to 3:00 P.M. (New York time) on (x) the Business Day prior to the date of such prepayment in the case of prepayments of Base Rate Loans (or on the same day of such prepayment in the case of prepayments of Swingline Loans) or
(y) three Business Days prior to the date of such prepayment in the case of prepayments of Eurodollar Loans, and which notice shall, except in the case of a prepayment of Swingline Loans, promptly be transmitted by the Administrative Agent to each of the Lenders; (ii) (x) each partial prepayment of any Borrowing (other than a Borrowing of Swingline Loans) shall be in an aggregate principal amount of at least $500,000 and (y) each partial prepayment of Swingline Loans shall be in an aggregate principal amount of at least $100,000, provided that no partial prepayment of Eurodollar Loans made pursuant to a Borrowing shall reduce the aggregate principal amount of the Loans outstanding pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto; (iii) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied PRO RATA among such Loans, provided that at the Borrower's election in connection with any prepayment of Revolving Loans pursuant to this Section 4.01, such prepayment shall not be applied to any Revolving Loans of a Defaulting Lender; and (iv) each prepayment of Term Loans pursuant to this Section 4.01 shall be applied to reduce the then remaining Scheduled Repayments in the manner directed by the Borrower to the Administrative Agent in writing as provided above, provided that if no such written direction is given with respect to the application of any such prepayment of Term Loans, such prepayment shall be applied (x) first, in direct order of maturity to those Scheduled Repayments which will be due and payable within 12 months after the date of such prepayment and (y) second, to the extent in excess thereof, to the then remaining Scheduled Repayments on a PRO RATA basis (based on the then remaining unpaid principal amount of such Scheduled Repayments after giving effect to all prior reductions thereto).

          (b) In the event of a refusal by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as (and to the extent) provided in Section 12.12(b), the Borrower may, upon five Business Days' prior written notice to the Administrative Agent at the Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders) repay all Loans, together with accrued and unpaid interest, Fees, and other amounts owing to such Lender in accordance with, and subject to the requirements of, said Section 12.12(b) so long as (I) all Commitments of such Lender are terminated concurrently with such repayment pursuant to Section 3.02(b) (at which time Schedule I shall be deemed modified to reflect the changed Commitments, and the Adjusted RF Percentages of the various RF Lenders shall be automatically adjusted to give effect to such changes), (II) any mandatory repayments required pursuant to Section 4.02(A)(a) as a result of the changes to the Adjusted RF Percentages of the various RF Lenders are made and (III) the consents, if any, required under Section 12.12(b) in connection with the repayment pursuant to this clause (b) have been obtained. Each prepayment of any Term Loans pursuant to this Section 4.01(b) shall be applied (except to the extent such Term Loans are being replaced pursuant to Section 1.13) to reduce the then remaining Scheduled Repayments of the Term Loans on a PRO RATA basis (based upon the then remaining unpaid principal amounts of such Scheduled Repayments after giving effect to all prior reductions thereto).

          4.02 MANDATORY PREPAYMENTS.

          (A)     Requirements:

          (a) (i) If on any date (and after giving effect to all other repayments on such date) the sum of the aggregate outstanding principal amount of Revolving Loans made by Non-Defaulting Lenders, the aggregate outstanding principal amount of Swingline Loans and the aggregate amount of Letter of Credit Outstandings exceeds the Adjusted Total Revolving Commitment as then in effect, the Borrower shall repay on such date the principal of outstanding Swingline Loans and, after all Swingline Loans have been repaid in full or if no Swingline Loans are outstanding, Revolving Loans made by Non-Defaulting Lenders in an aggregate amount equal to such excess. If, after giving effect to the repayment of all outstanding Swingline Loans and Revolving Loans made by Non-Defaulting Lenders, the aggregate amount of Letter of Credit Outstandings exceeds the Adjusted Total Revolving Commitment then in effect, the Borrower shall pay to the Administrative Agent an amount in cash and/or Cash Equivalents equal to such excess and the Administrative Agent shall hold such payment as security for the obligations of the Borrower in respect of Letters of Credit pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent (which shall permit certain investments in Cash Equivalents reasonably satisfactory to the Administrative Agent, until all proceeds are applied to the secured obligations or until all Letters of Credit so secured expire undrawn or are otherwise terminated or all drawings thereunder are paid, at which time such amount shall be returned to the Borrower).

          (ii) If on any date the aggregate outstanding principal amount of the Revolving Loans made by any Defaulting Lender exceeds the Revolving Commitment of such Defaulting Lender, the Borrower shall repay principal of Revolving Loans of such Defaulting Lender in an amount equal to such excess.

          (b) On each date set forth below, the Borrower shall repay the principal amount of Term Loans set forth opposite such date (each such repayment, as the same may be reduced as provided in Sections 4.01(a), 4.01(b) and 4.02(B), a "Scheduled Repayment"):

                     Date                                Amount
                     ----                                ------
               May 31, 2003                          $   5,400,000
               November 30, 2003                     $   5,400,000

               May 31, 2004                          $   7,200,000
               November 30, 2004                     $   7,200,000

               May 31, 2005                          $   7,200,000
               November 30, 2005                     $   7,200,000

               May 31, 2006                          $   7,200,000
               November 30, 2006                     $   7,200,000

                     Date                                Amount
                     ----                                ------
               May 31, 2007                          $  13,500,000
               November 30, 2007                     $  13,500,000

               May 31, 2008                          $  13,500,000
               November 30, 2008                     $  13,500,000

               May 31, 2009                          $ 126,000,000
               Term Loan Maturity Date               $ 126,000,000

          (c) On the third Business Day following the date of receipt thereof by Holdings and/or any of its Subsidiaries of the Net Cash Proceeds from any Asset Sale, an amount equal to 100% of the Net Cash Proceeds from such Asset Sale shall be applied as a mandatory repayment of principal of the then outstanding Loans in accordance with the requirements of Section 4.02(B)(a), PROVIDED that up to an aggregate of $15,000,000 of the Net Cash Proceeds received by Holdings and its Subsidiaries from Asset Sales during any fiscal year of Holdings (but no more than $30,000,000 in the aggregate for all such Asset Sales after the Effective Date) shall not be required to be used to so repay Loans to the extent the Borrower elects, as hereinafter provided, to cause such Net Cash Proceeds to be reinvested in Reinvestment Assets (a "Reinvestment Election"). The Borrower may exercise its Reinvestment Election (within the parameters specified in the preceding sentence) with respect to an Asset Sale only if (x) no Default or Event of Default exists and (y) the Borrower delivers a Reinvestment Notice to the Administrative Agent no later than three Business Days following the date of the consummation of the respective Asset Sale, with such Reinvestment Election being effective with respect to the Net Cash Proceeds of such Asset Sale equal to the Anticipated Reinvestment Amount specified in such Reinvestment Notice. Notwithstanding anything to the contrary contained in this Agreement (including without limitation the foregoing provisions of this Section 4.02(A)(c)), if any Asset Sale, Asset Disposition (as defined in the Senior Subordinated Note Indenture) or similar event occurs and as a result thereof (after giving effect to any reinvestments and/or permanent repayments of Indebtedness actually made in amounts up to, or equal to, the amount of proceeds received from any such event) any obligation would arise on the part of the Borrower and/or any of its Subsidiaries to offer to purchase any Senior Subordinated Notes, then at least two Business Days before any such obligation arises, the Borrower shall prepay then outstanding Term Loans and, after all outstanding Term Loans have been repaid in full, prepay outstanding Revolving Loans and/or Swingline Loans (and permanently reduce the Total Revolving Commitment in a corresponding amount)) in such amount as is necessary so that no obligation to make any such offer to purchase arises.

          (d) On the date of the receipt thereof by Holdings and/or any of its Subsidiaries, an amount equal to 100% of the amount of proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) from the incurrence of Indebtedness by Holdings or any of its Subsidiaries (other than Indebtedness permitted by Section 8.04), shall be applied as a mandatory repayment of principal of the then outstanding Term Loans in accordance with the requirements of Section 4.02(B)(a).

          (e) On the date of the receipt thereof by Holdings, an amount equal to the EP Percentage of the cash proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) of any sale or issuance of its equity or any equity contribution (other than equity issued to officers and employees of Holdings and its Subsidiaries) shall be applied as a mandatory repayment of principal of the then outstanding Term Loans in accordance with the requirements of Section 4.02(B)(a).

          (f) On each Excess Cash Payment Date, 50% (or, if the Consolidated Leverage Ratio on such Excess Cash Payment Date (calculated before giving effect to any repayment required to be made on such date pursuant to this clause (f)) is less than 3.00:1.00 and no Default or Event of Default exists on such Excess Cash Payment Date, 25%) of Excess Cash Flow for the fiscal year then last ended shall be applied as a mandatory repayment of principal of the then outstanding Term Loans in accordance with the requirements of Section 4.02(B)(a).

          (g) On the Reinvestment Prepayment Date with respect to a Reinvestment Election, an amount equal to the Reinvestment Prepayment Amount, if any, for such Reinvestment Election shall be applied as a repayment of the principal amount of the then outstanding Term Loans in accordance with the requirements of Section 4.02(B)(a).

          (h) To the extent not theretofore repaid pursuant to the other provisions of this Agreement, (i) all then outstanding Term Loans shall be repaid in full on the Term Loan Maturity Date, (ii) all then outstanding Swingline Loans shall be repaid in full on the Swingline Expiry Date, (iii) all then outstanding Revolving Loans shall be repaid in full on the RF Maturity Date and (iv) all outstanding Swingline Loans and Revolving Loans shall be repaid in full upon the termination of the Total Revolving Commitment.

          (B)     Application:

          (a) Each mandatory repayment required to be made pursuant to Sections 4.02(A)(c) (to the extent relating to Asset Sales as described in clause (z) of the definition thereof), (d), (e), (f) and (g) shall be applied to the outstanding principal of Term Loans (1) first, in direct order of maturity to those Scheduled Repayments which will be due and payable within 12 months after the date of the respective repayment and (2) second, to the extent in excess thereof, to the then remaining Scheduled Repayments on a PRO RATA basis (based upon the then remaining principal amount of each such Scheduled Repayment after giving effect to all prior reductions thereto). Each mandatory repayment pursuant to Section 4.02(A)(c) (to the extent relating to Asset Sales other than those described in clause (z) of the definition thereof) shall be applied (1) first, at the Borrower's election (delivered in writing to the Administrative Agent) to repay outstanding principal of Revolving Loans (with no corresponding reduction to the Revolving Commitments) (although, (x) no election may be made pursuant to this clause (1) with respect to any mandatory repayment required to be made as a result of the receipt of Net Cash Proceeds from any sale of assets made pursuant to sub-clause (A) of Section 8.02(f), and (y) for all other repayments made pursuant to this sentence, not more than $25,000,000 in the aggregate may be applied (or elected to be applied) pursuant to this clause
(1)), and (2) second, to the extent in excess of the amount to be applied pursuant to preceding clause (1), to repay principal of all then outstanding Term Loans, which repayment shall be applied (x) first, in direct order of maturity to those Scheduled Repayments which will be due and payable within 12 months after the date of the respective repayment and (y) second, to the extent in excess thereof, to the then remaining Scheduled Repayments on a PRO RATA basis (based upon the then remaining principal amount of each such Scheduled Repayment after giving effect to all prior reductions thereto).

          (b)     With respect to each prepayment of Loans required by
Section 4.02, the Borrower may designate the Types of Loans which are to be prepaid and the specific Borrowing(s) under the affected Facility pursuant to which made PROVIDED that (i) if any prepayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount for such Borrowing, such Borrowing shall be immediately converted into Base Rate Loans;
(ii) each prepayment of any Loans under a Facility shall be applied PRO RATA among such Loans; and (iii) except for differing treatments of Defaulting Lenders and Non-Defaulting Lenders as expressly provided in Section 4.02(A)(a), each prepayment of any Eurodollar Loans made pursuant to a Borrowing shall be applied PRO RATA among such Eurodollar Loans. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize breakage costs owing under Section 1.11.

          4.03 METHOD AND PLACE OF PAYMENT. Except as otherwise specifically provided herein, all payments under this Agreement shall be made to the Administrative Agent for the ratable account of the Lenders entitled thereto, not later than 1:00 P.M. (New York time) on the date when due and shall be made in immediately available funds and in Dollars at the Payment Office, it being understood that written notice by the Borrower to the Administrative Agent to make a payment from the funds in the Borrower's account at the Payment Office shall constitute the making of such payment to the extent of such funds held in such account. Any payments under this Agreement which are made later than 1:00 P.M. (New York time) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

          4.04 NET PAYMENTS. (a) All payments made by any Credit Party hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 4.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Lender is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect to such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). Except as provided in Section 4.04(b), if any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any

Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the Borrower agrees to reimburse each Lender, upon the written request of such Lender, for taxes imposed on or measured by the net income or net profits of such Lender pursuant to the laws of the jurisdiction in which such Lender is organized or in which the principal office or applicable lending office of such Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which such Lender is organized or in which the principal office or applicable lending office of such Lender is located and for any withholding of taxes as such Lender shall determine are payable by, or withheld from, such Lender, in respect of such amounts so paid to or on behalf of such Lender pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Lender pursuant to this sentence. The Borrower will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender.

          (b) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes agrees to deliver to the Borrower and the Administrative Agent on or prior to the Effective Date (i) two accurate and complete original signed copies of Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) (or successor forms) certifying to such Lender's entitlement as of such date to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Lender is not a "bank" within the meaning of
Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit D (any such certificate, a "Section 4.04 Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN (with respect to the portfolio exemption) (or successor form) certifying to such Lender's entitlement as of such date to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Lender agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Borrower or the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form W-8ECI, Form W-8BEN (with respect to the benefits of any income tax treaty) or Form W-8BEN (with respect to the portfolio interest exemption) and a Section 4.04 Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Lender shall not be required to deliver any such Form or Certificate pursuant to this
Section 4.04(b). Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to Section 12.04(b) and the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Lender which is not a

United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 4.04(a) hereof to gross-up payments to be made to a Lender in respect of income or similar taxes imposed by the United States if (I) such Lender has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this
Section 4.04(b) or (II) in the case of a payment, other than interest, to a Lender described in clause (ii) above, to the extent that such forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 4.04 and except as set forth in Section 12.04(b), the Borrower agrees to pay any additional amounts and to indemnify each Lender in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any Taxes deducted or withheld by it as described in the immediately preceding sentence as a result of any changes that are effective after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of such Taxes.

          (c)     If a Credit Party pays any additional amount under this
Section 4.04 to a Lender and such Lender determines in its sole discretion that it has actually received or realized in connection therewith any refund or any reduction of, or credit against, its Tax liabilities in or with respect to the taxable year in which the additional amount is paid (a "Tax Benefit"), such Lender shall pay to such Credit Party an amount that the Lender shall, in its sole discretion, determine is equal to the net benefit, after tax, which was obtained by the Lender in such year as a consequence of such Tax Benefit; PROVIDED, HOWEVER, that (i) any Lender may determine, in its sole discretion consistent with the policies of such Lender, whether to seek a Tax Benefit; (ii) any Taxes that are imposed on a Lender as a result of a disallowance or reduction (including through the expiration of any tax credit carryover or carryback of such Lender that otherwise would not have expired) of any Tax Benefit with respect to which such Lender has made a payment to a Credit Party pursuant to this Section 4.04(c) shall be treated as a Tax for which the Credit Party is obligated to indemnify such Lender pursuant to this Section 4.04 without any exclusions or defenses, provided, however, that the amount of such Tax shall not exceed the amount of the payments received by a Credit Party pursuant to this section 4.04(c); (iii) nothing in this Section 4.04(c) shall require the Lender to disclose any confidential information to any Credit Party (including, without limitation, its tax returns); and (iv) no Lender shall be required to pay any amounts pursuant to this Section 4.04(c) at any time which a Default or Event of Default exists.

          SECTION 5. CONDITIONS PRECEDENT.

          5.01 CONDITIONS PRECEDENT TO THE INITIAL BORROWING DATE. The obligation of each Lender to make Loans, and the obligation of each Letter of Credit Issuer to issue Letters of Credit, on the Initial Borrowing Date, is subject to the satisfaction of each of the following conditions:

          (a) EFFECTIVE DATE; NOTES. (i) The Effective Date shall have occurred and (ii) there shall have been delivered to the Administrative Agent for the account of each of the

Lenders that has requested same the appropriate Term Note and/or Revolving Note executed by the Borrower and, if requested by the Swingline Lender, the Swingline Note executed by the Borrower, in each case in the amount, maturity and as otherwise provided herein.

          (b) OPINIONS OF COUNSEL. The Administrative Agent shall have received (i) from Latham & Watkins, special counsel to the Credit Parties, an opinion addressed to the Joint Lead Arrangers, the Administrative Agent, the Collateral Agent and each of the Lenders and dated the Initial Borrowing Date covering the matters set forth in Exhibit E, (ii) reliance letters addressed to the Joint Lead Arrangers, the Administrative Agent, the Collateral Agent and the Lenders dated the Initial Borrowing Date with respect to all legal opinions to Holdings or any Subsidiary thereof delivered in connection with the consummation of the Acquisition, which reliance letters shall be in form and substance reasonably satisfactory to the Joint Lead Arrangers, and (iii) from such local counsel as may be reasonably requested by the Joint Lead Arrangers, which opinions shall cover the perfection of security interests granted pursuant to the Mortgages and the Security Agreement and shall be in form and substance reasonably satisfactory to the Joint Lead Arrangers.

          (c) CORPORATE DOCUMENTS; PROCEEDINGS; ETC. (i) The Joint Lead Arrangers shall have received a certificate from each Credit Party, dated the Initial Borrowing Date, signed by the Chairman of the Board, the Chief Executive Officer, the President or any Vice President of such Credit Party, and attested to by the Secretary or any Assistant Secretary of such Credit Party, in the form of Exhibit F with appropriate insertions and deletions, together with copies of the certificate or articles of incorporation and by-laws (or equivalent organizational documents), as applicable, of such Credit Party and the resolutions of such Credit Party referred to in such certificate, and each of the foregoing shall be in form and substance reasonably satisfactory to the Joint Lead Arrangers.

          (ii) On the Initial Borrowing Date, the Joint Lead Arrangers shall have received all information and copies of all documents and papers, including records of corporate proceedings, necessary governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which the Joint Lead Arrangers reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate, limited liability company or governmental authorities.

          (d) SENIOR SUBORDINATED NOTES. On or prior to the Initial Borrowing Date, the Borrower shall have received gross cash proceeds (calculated before underwriting fees) of at least $225,000,000 from the issuance of the Senior Subordinated Notes. There shall have been delivered to the Agents true and correct copies of the Senior Subordinated Note Documents, and all the terms and conditions of the Senior Subordinated Note Documents (including, without limitation, amortization, maturities, interest rates, covenants, defaults, remedies, sinking fund provisions, subordination provisions and other terms) shall be substantially consistent with the terms of the commitment letter with respect thereto dated as of September 27, 2002, among CSFB Cayman, DB Cayman and Holdings or otherwise reasonably satisfactory to the Joint Lead Arrangers.

          (e) COMMON EQUITY FINANCING. On or prior to the Initial Borrowing Date, (i) Holdings shall have received cash proceeds in an aggregate amount equal to at least

$350,000,000, and Holdings shall have contributed all such proceeds to the Borrower as a contribution of cash common equity (the "Common Equity Financing") and (ii) the cash proceeds from the Common Equity Financing, when aggregated with the cash proceeds of the issuance or incurrence of the Senior Subordinated Notes, the Term Loans and up to $21,500,000 of Revolving Loans, shall be sufficient to consummate the Acquisition, to repay any outstanding Indebtedness of the Rexnord Business to be repaid by Holdings or any of its Subsidiaries in connection therewith and to pay all fees and expenses arising in connection with the Transaction.

          (f) CONSUMMATION OF THE ACQUISITION. On the Initial Borrowing Date, the Acquisition Agreement (together with all exhibits and schedules thereto), shall be in the form executed on September 27, 2002, with any additions or changes thereto or waivers of the terms thereof to be in form and substance reasonably satisfactory to the Joint Lead Arrangers. The Acquisition Agreement shall be in full force and effect and all of the material conditions precedent to the consummation of the Acquisition as set forth in the Acquisition Agreement shall have been satisfied (and not waived, except with consent of the Joint Lead Arrangers) to the reasonable satisfaction of the Joint Lead Arrangers. The Acquisition shall have been consummated in accordance in all material respects with the terms and conditions of the Acquisition Agreement and all applicable laws.

          (g) ADVERSE CHANGE, APPROVALS. (i) Since March 31, 2002, nothing shall have occurred which has had, or could reasonably be expected to have, a Material Adverse Effect.

          (ii) All material necessary governmental (domestic and foreign) and material third party approvals and/or consents required in connection with the Transaction pursuant to the Acquisition Agreement, the other transactions contemplated hereby and the granting of Liens under the Credit Documents shall have been obtained and remain in effect, and all applicable waiting periods with respect thereto shall have expired without any action being taken by any competent authority which in the judgment of the Joint Lead Arrangers restrains, prevents or imposes materially adverse conditions upon the consummation of the Transaction or the other transactions contemplated by the Documents. There shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending prohibiting or imposing materially adverse conditions upon the Transaction or the other transactions contemplated by the Documents.

          (h) LITIGATION. There shall be no actions, suits or proceedings pending with respect to the Transaction, this Agreement or any other Document.

          (i) PLEDGE AGREEMENT. Each Credit Party shall have duly authorized, executed and delivered the Pledge Agreement in the form of Exhibit G (as amended, modified or supplemented from time to time, the "Pledge Agreement") and shall have delivered to the Collateral Agent, as Pledgee thereunder, all of the Pledge Agreement Collateral, if any, referred to therein, required to be delivered thereby and then owned by such Credit Party, (x) endorsed in blank in the case of promissory notes constituting Pledge Agreement Collateral and (y) together with executed and undated endorsements for transfer in the case of Equity Interests constituting certificated Pledge Agreement Collateral, along with evidence that all other actions necessary or, in the reasonable opinion of the Collateral Agent, desirable, to perfect the security interests purported to be created by the Pledge Agreement have been taken, or arrangements therefor reasonably satisfactory to the Collateral Agent have been made, and the Pledge Agreement shall be in full force and effect.

          (j) SECURITY AGREEMENT. Each Credit Party shall have duly authorized, executed and delivered the Security Agreement in the form of Exhibit H (as amended, modified or supplemented from time to time, the "Security Agreement") covering all of such Credit Party's Security Agreement Collateral, together with:

          (i) proper financing statements (Form UCC-1 or the equivalent) authorized for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable, to perfect the security interests purported to be created by the Security Agreement;

          (ii) certified copies of requests for information or copies (Form UCC-11), or equivalent reports as of a recent date, listing all effective financing statements that name Holdings, the Borrower or any Subsidiary Guarantor as debtor and that are filed in the jurisdictions referred to in clause (i) above and in such other jurisdictions in which material Collateral is located on the Effective Date, together with copies of such financing statements that name Holdings, the Borrower or any Subsidiary Guarantor as debtor (none of which shall cover any of the Collateral except
     (x) to the extent evidencing Permitted Liens or (y) those in respect of which the Collateral Agent shall have received termination statements (Form UCC-3) or such other termination statements as shall be required by local law authorized for filing) or arrangements therefor reasonably satisfactory to the Collateral Agent have been made;

          (iii) evidence of the completion of or arrangements therefor reasonably satisfactory to the Collateral Agent for all other recordings and filings of, or with respect to, the Security Agreement as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable, to perfect the security interests intended to be created by the Security Agreement; and

          (iv) evidence that all other actions necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect and protect the security interests purported to be created by the Security Agreement have been taken, and the Security Agreement shall be in full force and effect.

          (k) MORTGAGE; TITLE INSURANCE; SURVEY; LANDLORD WAIVERS; ETC. On the Initial Borrowing Date, the Collateral Agent shall have received:

          (i) fully executed counterparts of the Mortgages, in each case in form and substance reasonably satisfactory to the Administrative Agent, which Mortgages shall cover the Real Property owned and/or leased by the Borrower and designated as the "Mortgaged Property" on Schedule III, together with evidence that counterparts of such Mortgages have been delivered to the title insurance company insuring the Lien of each such Mortgage for recording in all places to the extent necessary or, in the reasonable opinion of the Collateral Agent desirable, to effectively create a valid and enforceable first priority mortgage lien, subject only to Liens permitted under Sections 8.03(a), (b), (g), (h), (j) and (l), on the Mortgaged Property described therein in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors;

          (ii) a Mortgage Policy relating to each Mortgage on each Mortgaged Property referred to above issued by a title insurer reasonably satisfactory to the Collateral Agent and in amounts reasonably satisfactory to the Collateral Agent and assuring the Collateral Agent that the respective Mortgage on each such Mortgaged Property is a valid and enforceable first priority mortgage lien on the respective such Mortgaged Property, free and clear of all defects and encumbrances except Liens permitted under Sections 8.03(a), (b), (g), (h), (j) and (l), and each such Mortgage Policy shall otherwise be in form and substance reasonably satisfactory to the Collateral Agent and shall include, if available in any particular State and as appropriate, an endorsement for future advances under this Agreement and the Notes and for any other matter that the Collateral Agent in its discretion may reasonably request, shall not include a survey exception or an exception for mechanics' liens, and shall provide for affirmative insurance and such reinsurance as the Collateral Agent in its discretion may reasonably request;

          (iii) fully executed landlord waivers in respect of those Leaseholds of the Borrower designated as "Leaseholds Subject to Landlord Waivers" on
     Schedule III, each of which landlord waivers shall be in form and substance reasonably satisfactory to the Collateral Agent (it being understood, that the Borrower shall only be required to use its commercially reasonable efforts for the purposes of the satisfaction of the condition contained in this clause (iii)); and

          (iv) flood certificates covering each Mortgaged Property certifying whether or not each such Mortgaged Property lies in an area of flood hazard (with reference to the applicable FEMA (Federal Emergency Management Agency) map) in form and substance reasonably satisfactory to the Collateral Agent.

          (l) FINANCIAL STATEMENTS; PRO FORMA BALANCE SHEET; PROJECTIONS. The Joint Lead Arrangers shall have received true and correct copies of the historical financial statements, the pro forma financial statements and the Projections referred to in Sections 6.10(b) and (d).

          (m) SOLVENCY; INSURANCE CERTIFICATES. The Administrative Agent shall have received:

          (i) a solvency certificate, dated the Initial Borrowing Date, from the Chief Financial Officer of Holdings, in the form of Exhibit I; and

          (ii)    certificates of insurance complying with the requirements of
     Section 7.03 for the business and properties of the Credit Parties, in form and substance reasonably satisfactory to the Administrative Agent and naming the Collateral Agent as an additional insured and/or as loss payee, and stating that such insurance shall not be canceled without at least 30 days' prior written notice by the insurer to the Collateral Agent.

          (n) SUBSIDIARIES GUARANTY. Each Domestic Subsidiary existing on the Initial Borrowing Date shall have duly authorized, executed and delivered a Subsidiaries Guaranty in the form of Exhibit J hereto (as modified, amended or supplemented from time to time in accordance with the terms hereof and thereof, the "Subsidiaries Guaranty"), and the Subsidiaries Guaranty shall be in full force and effect.

          (o) EXISTING INDEBTEDNESS. On the Initial Borrowing Date and after giving effect to the Transaction and the Loans then incurred, neither Holdings nor any of its Subsidiaries shall have any preferred stock or Indebtedness outstanding except for (i) the Loans and any Letter of Credit issued on the Initial Borrowing Date, (ii) the Senior Subordinated Notes, (iii) intercompany loans among Qualified Credit Parties and other intercompany loans made pursuant to Section 8.06(p) (but in any event excluding intercompany loans made by any Foreign Subsidiary to Holdings or any Domestic Subsidiary), (iv) the Indebtedness set forth on Schedule IV hereto and (v) certain other Indebtedness in an aggregate principal amount not to exceed $1,000,000 (the Indebtedness set forth on such Schedule IV, together with the Indebtedness described in this clause (v), the "Existing Indebtedness"), with all of the Existing Indebtedness set forth on Schedule IV to be reasonably satisfactory to the Joint Lead Arrangers as to amount and material terms and conditions.

          (p) FEES, ETC. The Borrower shall have paid to the Joint Lead Arrangers and the Administrative Agent all reasonable, documented, out-of-pocket costs, fees and expenses (including, without limitation, legal fees and expenses) and other compensation contemplated hereby payable to the Joint Lead Arrangers and the Administrative Agent to the extent then due.

          All of the Notes, certificates, legal opinions and other documents and papers referred to in this Section 5.01, unless otherwise specified, shall be delivered to the Administrative Agent for the account of each of the Lenders and, except for the Notes, in sufficient counterparts or copies for each of the Lenders.

          5.02 CONDITIONS PRECEDENT TO ALL CREDIT EVENTS. The obligation of each Lender to make Loans (including Loans made on the Initial Borrowing Date but excluding any Mandatory Borrowings), and the obligation of each Letter of Credit Issuer to issue Letters of Credit (including Letters of Credit issued on the Initial Borrowing Date), is subject, at the time of each such Credit Event, to the satisfaction of the following conditions:

          (a) NO DEFAULT; REPRESENTATIONS AND WARRANTIES. At the time of each such Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

          (b) NOTICE OF BORROWING; LETTER OF CREDIT REQUEST. (i) Prior to the making of each Loan (other than a Swingline Loan or a Revolving Loan made pursuant to a Mandatory Borrowing), the Administrative Agent shall have received a Notice of Borrowing meeting the requirements of Section 1.03(a). Prior to the making of each Swingline Loan, the Swingline Lender shall have received the notice referred to in Section 1.03(b)(i).

          (ii) Prior to the issuance of each Letter of Credit, the Administrative Agent and the respective Letter of Credit Issuer shall have received a Letter of Credit Request meeting the requirements of Section 2.03(a).

          The acceptance of the benefits of each Credit Event (other than a Mandatory Borrowing) shall constitute a representation and warranty by Holdings and the Borrower to the Administrative Agent and each of the Lenders that all the conditions specified in Section 5.01 (with respect to Credit Events on the Initial Borrowing Date) and in this Section 5.02 (with respect to Credit Events on and after the Initial Borrowing Date) and applicable to such Credit Event are satisfied as of that time.

          SECTION 6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. In order to induce the Lenders to enter into this Agreement and to make the Loans and issue and/or participate in Letters of Credit provided for herein, each of Holdings and the Borrower makes the following representations and warranties to, and agreements with, the Lenders, all of which shall survive the execution and delivery of this Agreement and the making of the Loans:

          6.01 CORPORATE STATUS. Each of Holdings and its Subsidiaries (i) is a duly organized and validly existing Company, is in good standing (for each Company of a type, and organized in a jurisdiction, where the concept of "good standing" exists) under the laws of the jurisdiction of its organization and has the Company power and authority to own its property and assets and to transact the business in which it is engaged and (ii) is duly qualified and is authorized to do business and, to the extent relevant, is in good standing in all jurisdictions where it is required to be so qualified and where the failure to be so qualified, authorized or in good standing is reasonably likely to have a Material Adverse Effect.

          6.02 CORPORATE POWER AND AUTHORITY. Each Credit Party has the Company power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is a party and has taken all necessary Company action to authorize the execution, delivery and performance of the Credit Documents to which it is a party. Each Credit Party has duly executed and delivered each Credit Document to which it is a party and each such Credit Document constitutes the legal, valid and binding obligation of such Person enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws generally affecting creditors' rights and by general equitable principles (regardless of whether enforcement is sought in equity or at law).

          6.03 NO VIOLATION. Neither the execution, delivery or performance by any Credit Party of the Credit Documents to which it is a party nor compliance with the terms and provisions thereof, (i) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Security Documents) result in the creation or imposition of (or the obligation to create or impose) any

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Lien upon any of the property or assets of Holdings or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust or other material agreement or instrument to which Holdings or any of its Subsidiaries is a party or by which it or any of its property or assets are bound or to which it may be subject or (iii) will violate any provision of the organizational documents (including by-laws) of Holdings or any of its Subsidiaries.

          6.04 LITIGATION. There are no actions, suits or proceedings pending or, to the best of its knowledge, threatened with respect to Holdings or any of its Subsidiaries (i) that have, or that could reasonably be expected to have, a Material Adverse Effect or (ii) that have, or that could reasonably be expected to have, a material adverse effect on (a) the rights or remedies of the Lenders or on the ability of the Credit Parties taken as a whole to perform their obligations under the other Credit Documents or (b) the consummation of the Transaction.

          6.05 USE OF PROCEEDS; MARGIN REGULATIONS. (a) The proceeds of all Term Loans incurred on the Initial Borrowing Date shall be utilized (i) to finance the Acquisition and (ii) to pay certain fees and expenses relating to the Transaction. Without limiting the generality of the foregoing, $39,752,614.00 of the proceeds of the Term Loans shall be used by the Borrower, directly or indirectly, solely to finance the acquisition of MCC Holding BV and to pay fees and expenses related to the acquisition of MCC Holding BV.

          (b) The proceeds of all Revolving Loans and all Swingline Loans may be used on and after the Initial Borrowing Date for general corporate and working capital purposes, including, without limitation, for making Investments and consummating Permitted Acquisitions permitted hereunder, PROVIDED that (x) up to, but no more than, $21,500,000 (less any amounts utilized as provided in clause (y) below) of Revolving Loans may be utilized to pay amounts owing in respect of non-cash related post-closing purchase price adjustments pursuant to the Acquisition Agreement and (y) up to, but no more than, $5,000,000 of the Revolving Loans may be utilized on the Initial Borrowing Date to pay any fees and expenses incurred in connection with the Transaction.

          (c) Neither the making of any Loan hereunder, nor the use of the proceeds thereof, will violate the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock.

          6.06 GOVERNMENTAL APPROVALS. Except for filings and recordings in connection with the Security Documents, no order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required in connection with (i) the execution, delivery and performance of any Credit Document or (ii) the legality, validity, binding effect or enforceability of any Credit Document except, in any such case, as expressly provided herein or in the Security Documents.

          6.07 INVESTMENT COMPANY ACT. No Credit Party is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

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          6.08 PUBLIC UTILITY HOLDING COMPANY ACT. No Credit Party is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          6.09 TRUE AND COMPLETE DISCLOSURE. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Credit Parties in writing to the Joint Lead Arrangers, the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of any Credit Party in writing to the Lenders hereunder will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time in any material respect in light of the circumstances under which such information was provided. The projections and PRO FORMA financial information contained in such materials are based on good faith estimates and assumptions believed by Holdings and the Borrower to be reasonable at the time made, it being recognized by the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There is no fact known to any Credit Party (other than matters relating to general economic conditions) which would have a Material Adverse Effect, which has not been disclosed herein or in such other documents, certificates and statements furnished to the Lenders for use in connection with the transactions contemplated hereby.

          6.10 FINANCIAL CONDITION; FINANCIAL STATEMENTS. (a) On and as of the Initial Borrowing Date, on a PRO FORMA basis after giving effect to the Transaction and all Indebtedness incurred, and to be incurred (including, without limitation, the Loans and the Senior Subordinated Notes), and Liens created, and to be created, by each Credit Party in connection therewith, (x) the fair valuation of all of the tangible and intangible assets of the Credit Parties (on a consolidated basis) will exceed their debts, (y) the Credit Parties will not have incurred or intended to incur debts beyond their ability to pay such debts as such debts mature and (z) the Credit Parties will not have unreasonably small capital with which to conduct their business. For purposes of this Section 6.10, "debt" means any liability on a claim, and "claim" means any
(i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

          (b) The consolidated balance sheets of the Rexnord Business at March 31, 2002 and September 30, 2002 and the related consolidated statements of operations and cash flows of the Rexnord Business for the fiscal year or the six month period, as the case may be, ended as of said dates, which, in the case of the annual financial statements, have been audited by Ernst & Young LLP independent certified public accountants, who delivered an unqualified opinion in respect therewith, copies of all of which have heretofore been furnished to the Joint Lead Arrangers, present fairly the consolidated financial position of the Rexnord Business (and reasonably reflect in all material respects the combined financial condition and results of

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operations of the Rexnord Business) at the dates of said statements and the results for the periods covered thereby in accordance with GAAP, except to the extent provided in the notes to said financial statements. All such financial statements have been prepared in accordance with GAAP and practices consistently applied except to the extent provided in the notes to said financial statements. The PRO FORMA consolidated balance sheet and the related consolidated statements of operations and cash flows of Holdings and its Subsidiaries as of, and for the four fiscal quarter period ending on, September 30, 2002, copies of which have heretofore been furnished to each Lender, present a good faith estimate of the consolidated PRO FORMA financial position of Holdings and its Subsidiaries (after giving effect to the Transaction) as at the date thereof and the results for the period covered thereby. Nothing has occurred since March 31, 2002 that has had, or is reasonably likely to have, a Material Adverse Effect, it being understood that for periods prior to the Initial Borrowing Date the Rexnord Business shall be included for the purposes of making determinations pursuant to this sentence as if the Rexnord Business had been owned by Holdings at all times during such periods.

          (c)     Except as reflected in the financial statements described in
Section 6.10(b) or in the footnotes thereto, there were as of the Initial Borrowing Date no liabilities or obligations with respect to Holdings or any of its Subsidiaries of a nature (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, would be material to Holdings and its Subsidiaries taken as a whole, except as incurred in the ordinary course of business consistent with past practices.

          (d) The Projections delivered to the Administrative Agent and the Lenders prior to the Initial Borrowing Date have been prepared in good faith and are based on assumptions believed by the Borrower to be reasonable at the time such Projections were prepared (it being understood that the Projections are subject to significant uncertainties and contingencies, many of which are beyond the control of Holdings and its Subsidiaries, and that no assurance can be given that the Projections will be realized).

          6.11 SECURITY INTERESTS. (a) The provisions of the Security Agreement are effective to create in favor of the Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in all right, title and interest of the Credit Parties in the Security Agreement Collateral described therein, and the Collateral Agent, for the benefit of the Secured Creditors, has (or within 10 days following the Initial Borrowing Date will have) a fully perfected security interest in all right, title and interest in all of the Security Agreement Collateral described therein to the extent contemplated therein, subject to no other Liens other than Permitted Liens. The recordation of (x) the Grant of Security Interest in U.S. Patents, if applicable, and (y) the Grant of Security Interest in U.S. Trademarks, if applicable, in the respective form attached to the Security Agreement, in each case in the United States Patent and Trademark Office, together with filings on Form UCC-1 made pursuant to the Security Agreement, will create, to the extent the security interest granted pursuant thereto may be perfected by such filings and recordation, a perfected security interest in the United States trademarks and patents covered by the Security Agreement, and the recordation of the Grant of Security Interest in U.S. Copyrights, if applicable, in the form attached to the Security Agreement with the United States Copyright Office, together with filings on Form UCC-1 made pursuant to the Security Agreement, will create, to the extent the security interest granted pursuant thereto may be perfected by such filings and recordation, a perfected security interest in the United States copyrights covered by the Security Agreement.

          (b) The provisions of the Pledge Agreement are effective to create in favor of the Collateral Agent, for the benefit of the Secured Creditors, a legal, valid and enforceable security interest in all right, title and interest of the Credit Parties in the Pledge Agreement Collateral (as described therein), and the Collateral Agent, for the benefit of the Secured Creditors, has (or within 10 days following the Initial Borrowing Date will have) a fully perfected security interest in all right, title and interest in all of the Pledge Agreement Collateral described therein to the extent contemplated therein, subject to no other Liens other than Permitted Liens.

          (c) Each Mortgage is effective to create, as security for the obligations purported to be secured thereby, a valid and enforceable perfected security interest in and mortgage lien on the respective Mortgaged Property in favor of the Collateral Agent (or such other trustee as may be party thereto) for the benefit of the Secured Creditors, superior and prior to the rights of all third Persons (except that the security interest and mortgage lien created on such Mortgaged Property may be subject to the Permitted Encumbrances related thereto) and subject to no other Liens (other than Permitted Liens related thereto).

          6.12 CONSUMMATION OF CERTAIN TRANSACTIONS. As of the Initial Borrowing Date, the Transaction shall have been consummated in accordance with the material terms and conditions of the respective Transaction Documents and all applicable laws. All applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which restrains, prevents, or imposes material adverse conditions upon the consummation of the Transaction.

          6.13 TAX RETURNS AND PAYMENTS. Each of Holdings and its Subsidiaries has timely filed with the appropriate taxing authority, all material returns, statements, forms and reports for taxes (the "Returns") required to be filed by or with respect to the income, properties or operations of Holdings and/or any of its Subsidiaries, except, in the case of any such filing required to be filed by a Foreign Subsidiary, to the extent failure to do so is not reasonably likely to have a Material Adverse Effect. Holdings and each of its Subsidiaries have paid all material taxes payable by them when due except (i) those contested in good faith and adequately disclosed and for which adequate reserves have been established in accordance with generally accepted accounting principles and (ii) in the case of any such taxes payable by a Foreign Subsidiary, to the extent the failure to pay such taxes is not reasonably likely to have a Material Adverse Effect.

          6.14 COMPLIANCE WITH ERISA. (a) Part A of Schedule V sets forth each Plan other than ERISA Affiliate Plans as of the Initial Borrowing Date, after giving effect to the Transaction. Except to the extent that a breach of any of the following representations with respect to an ERISA Affiliate Plan would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect (provided, however, (i) any of the following representations with respect to an ERISA Affiliate Plan shall be deemed not qualified by any reference therein to materiality and (ii) this exception shall not apply to any of the following representations that expressly refer to a Material Adverse Effect): each Plan (and each related

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trust, insurance contract or fund) is in substantial compliance with its terms and with all applicable laws, including without limitation ERISA and the Code; each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code is so qualified; no Reportable Event has occurred with respect to a Plan, except as disclosed in Part B of Schedule V; to the knowledge of Borrower no Plan which is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) is insolvent or in reorganization; no Plan has an Unfunded Current Liability which, when added to the aggregate amount of Unfunded Current Liabilities with respect to all other Plans is reasonably likely to result in a Material Adverse Effect; no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such sections of the Code or ERISA, or has applied for or received a waiver of an accumulated funding deficiency or an extension of any amortization period, within the meaning of Section 412 of the Code or Section 303 or 304 of ERISA; all contributions required to be made with respect to a Plan have been timely made in all material respects; neither Holdings, the Borrower nor any Subsidiary of Holdings has incurred any material liability (including any indirect, contingent or secondary liability) to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069,
4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971 or 4975 of the Code or to the knowledge of Holdings, the Borrower or such Subsidiary reasonably expects to incur any such material liability under any of the foregoing sections with respect to any Plan; to the knowledge of Holdings, the Borrower or such Subsidiary no condition exists which presents a material risk to Holdings, the Borrower or any Subsidiary of Holdings of incurring a material liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no proceedings have been instituted to terminate (in a distress termination pursuant to ERISA Section 4042) or appoint a trustee to administer any Plan which is subject to Title IV of ERISA; no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, expected or to the knowledge of the Credit Parties threatened, other than any of the foregoing which would not, individually or in the aggregate, reasonably be expected to result in a material liability of Holdings, the Borrower or any Subsidiary of Holdings; using actuarial assumptions and computation methods consistent with Part 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of Holdings, its Subsidiaries and its ERISA Affiliates to all Plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the date of the most recent Credit Event (other than a Mandatory Borrowing) is not reasonably likely to result in a Material Adverse Effect; and each group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) which covers or has covered employees or former employees of Holdings or any Subsidiary of Holdings has at all times been operated in compliance with the provisions of
Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code, other than any failure to so comply which would not, individually or in the aggregate, reasonably be expected to result in a material liability of Holdings, the Borrower or any Subsidiary of Holdings; no lien imposed under the Code or ERISA on the assets of Holdings or any Subsidiary of Holdings exists or is likely to arise on account of any Plan.

          (b) Except as could not reasonably be expected to have a Material Adverse Effect, each Foreign Pension Plan has been maintained in compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities; all contributions required to be made with respect to a Foreign Pension Plan have been timely made; and neither Holdings, the Borrower nor any of its Subsidiaries has incurred any obligation in connection with the termination of or withdrawal from any Foreign Pension Plan; and the present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan, determined as of the end of the Borrower's most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities.

          6.15 SUBSIDIARIES. On and as of the Initial Borrowing Date and after giving effect to the consummation of the Transaction, (i) Holdings has no direct Subsidiaries other than the Borrower and (ii) the Borrower has no Subsidiaries other than those Subsidiaries listed on Schedule VI. Schedule VI correctly sets forth, as of the Initial Borrowing Date and after giving effect to the Transaction, the percentage ownership (direct and indirect) of the Borrower in each class of capital stock of each of its Subsidiaries and also identifies the direct owner thereof.

          6.16 INTELLECTUAL PROPERTY. Each of Holdings and its Subsidiaries owns or has the right to use all the domestic and foreign patents, trademarks, service marks, trade names, domain names, technology, copyrights, licenses, permits, franchises, inventions, formulas, trade secrets, proprietary information and know-how of any type, whether or not written (including, but not limited to, computer programs, databases and data collections) or has rights with respect to the foregoing, and has obtained assignments of all leases and licenses and other rights of whatever nature, that are used in the operation of each such Credit Party's respective business as presently conducted, where the failure to own or hold such rights is reasonably likely to have a Material Adverse Effect.

          6.17 ENVIRONMENTAL MATTERS. (a) Each of Holdings its Subsidiaries is in compliance with all applicable Environmental Laws governing its business, and neither Holdings nor any of its Subsidiaries is liable for any material penalties, fines or forfeitures for failure to comply with any of the foregoing in the manner set forth above, except where any such failure to comply or any liability for any such penalties, fines or forfeitures is not reasonably likely to result in a Material Adverse Effect. All licenses, permits, registrations or approvals required for the business of Holdings and each of its Subsidiaries, as conducted as of the Initial Borrowing Date, under any Environmental Law have been secured and each of Holdings and its Subsidiaries is in substantial compliance therewith, except such licenses, permits, registrations or approvals the failure to secure or to comply therewith is not reasonably likely to have a Material Adverse Effect. Neither Holdings nor any of its Subsidiaries is in any respect in noncompliance with, breach of or default under any applicable writ, order, judgment, injunction, or decree to which Holdings or such Subsidiary is a party or which could affect the ability of Holdings or such Subsidiary to operate any Real Property and no event has occurred and is continuing which, with the passage of time or the giving of notice or both, would reasonably be expected to constitute noncompliance, breach of or default thereunder, except in each such case, such noncompliance, breaches or defaults as are not reasonably likely to, in the aggregate, have a Material Adverse Effect. There are as of the Initial Borrowing Date no Environmental Claims pending or, to the best knowledge of Holdings and the Borrower threatened, where any decision, ruling or finding with respect thereto is reasonably likely to have a Material Adverse Effect. There are no facts, circumstances, conditions or occurrences concerning the business or operations of Holdings or any of its Subsidiaries, or any Real Property at any time owned or operated by Holdings or any of its Subsidiaries or, to the knowledge of Holdings or the Borrower, on any property adjacent to any such Real Property that could reasonably be expected
(i) to form the basis of an Environmental Claim against Holdings, any of its Subsidiaries or any of their respective Real Property or (ii) to cause any such currently owned or operated Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property under any Environmental Law, except in each such case, such Environmental Claims or restrictions that individually, or in the aggregate, are not reasonably likely to have a Material Adverse Effect.

          (b) Hazardous Materials have not at any time been (i) generated, used, treated or stored on, or transported to or from, any Real Property owned or operated by Holdings or any of its Subsidiaries or (ii) released on or from any such Real Property, in each case where such occurrence or event individually or in the aggregate is reasonably likely to have a Material Adverse Effect.

          6.18 PROPERTIES. Holdings and each of its Subsidiaries have good and insurable title to, or a validly existing leasehold interest in, all material properties owned and used by them, including, as of the Initial Borrowing Date, all Real Property reflected in the consolidated balance sheets of the Rexnord Business at March 31, 2002 referred to in Section 6.10(b), free and clear of all Liens, other than (i) as referred to in the consolidated balance sheet or in the notes thereto, (ii) otherwise permitted by Section 8.03 or (iii) in the case of any such property owned or used by a Foreign Subsidiary, as is not reasonably likely to have a Material Adverse Effect. Schedule III contains a true and complete list of each domestic Real Property owned or leased by the Borrower or any of its Domestic Subsidiaries (other than any such leased Real Property where the annual base rental obligation with respect thereto is less than $250,000) as of the Initial Borrowing Date and after giving effect to the Transaction, and the type of interest therein held by Holdings or the respective Subsidiary.

          6.19 LABOR RELATIONS. No Credit Party is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is (i) no unfair labor practice complaint pending against any Credit Party or, to the best of its knowledge, threatened against any of them, before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against any Credit Party or, to the best of its knowledge, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against any Credit Party or, to the best of its knowledge, threatened against any Credit Party and (iii) no union representation question existing with respect to the employees of any Credit Party and no union organizing activities are taking place, except with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate, such as could not reasonably be expected to have a Material Adverse Effect.

          6.20 COMPLIANCE WITH STATUTES, ETC. Each of Holdings and each of its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such non-compliance as is not reasonably likely to, individually or in the aggregate, have a Material Adverse Effect.

          6.21 SUBORDINATION. The subordination provisions contained in the Senior Subordinated Note Indenture are enforceable by the Lenders against the Borrower and the

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holders of the Senior Subordinated Notes, and all Obligations of the Borrower
are or will be within the definitions of "Senior Indebtedness" and "Designated Senior Indebtedness," as the case may be, included in such provisions of the Senior Subordinated Note Indenture.

          6.22 CAPITALIZATION. (a) On the Initial Borrowing Date, the authorized capital stock of Holdings consists of 5,000,000 shares of common stock, $.01 par value, of which 3,595,000 shares are issued and outstanding and owned by the Initial Investors. All outstanding shares of capital stock of Holdings have been duly and validly issued and are fully paid and non-assessable.

          (b) On the Initial Borrowing Date, the authorized capital stock of the Borrower consists of 1,000 shares of common stock, $.01 par value, of which 1,000 shares are issued and outstanding and owned by Holdings. All outstanding shares of the capital stock of the Borrower have been duly and validly issued and are fully paid and non-assessable. The Borrower does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

          6.23 LEGAL NAMES; TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION); JURISDICTION OF ORGANIZATION; ETC. Schedule VII attached hereto contains for each Credit Party, as of the Initial Borrowing Date, (i) the exact legal name of such Credit Party, (ii) the type of organization of such Credit Party, (iii) whether or not such Credit Party is a registered organization, (iv) the jurisdiction of organization of such Credit Party, (v) such Credit Party's Location and (vi) the organizational identification number (if any) of such Credit Party. To the extent that such Credit Party does not have an organizational identification number on the date hereof and later obtains one, such Credit Party shall promptly thereafter notify the Collateral Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted pursuant to the Security Documents fully perfected and in full force and effect.

          SECTION 7. AFFIRMATIVE COVENANTS. Holdings and the Borrower hereby covenant and agree that for so long as this Agreement is in effect and until the Commitments have terminated, no Letters of Credit or Notes are outstanding and the Loans and Unpaid Drawings, together with interest, Fees and all other Obligations (other than any indemnities hereunder and under the other Credit Documents which are not then owing) incurred hereunder, are paid in full:

          7.01 INFORMATION COVENANTS. Holdings will furnish to the Administrative Agent for distribution to each Lender:

          (a) ANNUAL FINANCIAL STATEMENTS. Within 90 days after the close of each fiscal year of Holdings, the audited consolidated balance sheet of Holdings and its Subsidiaries, as at the end of such fiscal year and the related consolidated statements of operations and of cash flows for such fiscal year, in each case setting forth comparative consolidated figures for the preceding fiscal year, and examined by independent certified public accountants of recognized national standing whose opinion shall not be qualified as to the scope of audit or as to the status

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of Holdings or any of its Subsidiaries as a going concern. Notwithstanding the foregoing, in the event that Holdings delivers to the Administrative Agent an Annual Report for Holdings on Form 10-K for such fiscal year, as filed with the SEC, within 90 days after the end of such fiscal year, such Form 10-K shall satisfy all requirements of this clause (a) so long as the certified public accountants' opinion included in such Form 10-K satisfies the requirements with respect thereto set forth in the immediately preceding sentence.

          (b) QUARTERLY FINANCIAL STATEMENTS. Commencing with the fiscal quarter ending on December 31, 2002, within 60 days after the close of each of the first three quarterly accounting periods in each fiscal year of Holdings, the unaudited consolidated balance sheet of Holdings and its Subsidiaries, as at the end of such quarterly accounting period and the related unaudited consolidated statements of operations and of cash flows for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, and in each case, commencing with the quarter ending December 31, 2003, setting forth comparative consolidated figures for the related periods in the prior fiscal year, all of which shall be in reasonable detail and certified by the chief financial officer or controller of Holdings, subject to changes resulting from audit and normal year-end audit adjustments. Notwithstanding the foregoing, in the event that Holdings delivers to the Administrative Agent a Quarterly Report for Holdings on Form 10-Q for such fiscal quarter, as filed with the SEC, within 45 days after the end of such fiscal quarter, such Form 10-Q shall satisfy all requirements of this clause
(b).

          (c) MONTHLY REPORTS. Commencing with the fiscal month ending December 31, 2002, within 30 days after the end of each monthly accounting period of each fiscal year of Holdings (other than the last monthly accounting period in such fiscal year) the unaudited consolidated balance sheet of Holdings and its Subsidiaries, as at the end of such period, and the related unaudited consolidated statements of operations and cash flows for such period, and, in each case, commencing with the month ending December 31, 2003, setting forth comparative figures for the corresponding period of the previous year, all of which shall be certified by the chief financial officer or controller of Holdings subject to changes resulting from audit and normal year-end audit adjustments.

          (d) BUDGETS; ETC. Not more than 30 days after the commencement of each fiscal year of Holdings, a consolidated budget of Holdings and its Subsidiaries (including budgeted statements of income, sources and uses of cash and balance sheets for Holdings and its Subsidiaries on a consolidated basis) for each of the twelve months of such fiscal year prepared in reasonable detail as customarily prepared by management for its internal use and setting forth, with appropriate discussion, the principal assumptions upon which such budgets are based. Together with each delivery of consolidated financial statements pursuant to Sections 7.01(a) and (b), a comparison of the current year-to-date financial results against the budgets required to be submitted pursuant to this clause (d) shall be presented.

          (e) OFFICER'S CERTIFICATES. At the time of the delivery of the financial statements provided for in Sections 7.01(a) and (b), a certificate of the chief financial officer or controller of Holdings to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate (x) shall set forth the calculations required to establish (I) the Consolidated Leverage Ratio on the last day of the fiscal period covered by such financial statements and (II) whether Holdings and its Subsidiaries were in compliance with the provisions of Sections
8.11 and 8.12 as at the end of such fiscal period and (y) in the case of the certificate delivered at the time of the delivery of the financial statements provided for in Section 7.01(a) shall set forth the amount of the Excess Cash Flow for the relevant period ending on the last day of the fiscal year covered by such financial statements.

          (f) NOTICE OF DEFAULT OR LITIGATION. Promptly, and in any event within ten Business Days after any officer of Holdings or the Borrower obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or Event of Default which notice shall specify the nature thereof, the period of existence thereof and what action Holdings or the Borrower proposes to take with respect thereto and (ii) the commencement of, or any significant adverse development in, any litigation or governmental proceeding pending against Holdings or any of its Subsidiaries that is reasonably likely to have a Material Adverse Effect or is reasonably likely to have a material adverse effect on the ability of the Credit Parties to perform their obligations under the Credit Documents.

          (g) ENVIRONMENTAL MATTERS. Promptly after obtaining knowledge of any of the following (but only to the extent (A) not disclosed in an environmental report delivered to the Administrative Agent prior to the Initial Borrowing Date and (B) that any of the following could reasonably be expected to
(x) have a Material Adverse Effect, either individually or in the aggregate, or
(y) result in a remedial cost to Holdings, the Borrower, and/or its Subsidiaries in respect of liabilities to the extent not otherwise covered by existing indemnities, in excess of $5,000,000:

          (i) any pending or threatened Environmental Claim against Holdings or any of its Subsidiaries or any Real Property owned or operated by Holdings or any of its Subsidiaries;

          (ii) any condition or occurrence on any Real Property owned or operated by Holdings or any of its Subsidiaries that (x) results in noncompliance by Holdings or any of its Subsidiaries with any applicable Environmental Law or (y) is reasonably likely to result in an Environmental Claim against Holdings or any of its Subsidiaries or any such Real Property;

          (iii) any condition or occurrence on any Real Property owned or operated by the Borrower or any of its Subsidiaries that is reasonably likely to result in such Real Property being subject to any restrictions on the ownership, occupancy, use or transferability by Holdings or its Subsidiary, as the case may be, of its interest in such Real Property under any Environmental Law; and

          (iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned or operated by the Borrower or any of its Subsidiaries.

All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and Holdings' or the relevant Subsidiary's response or proposed response thereto. In addition, the Borrower agrees to provide the Lenders with such detailed reports relating to any of the matters set forth in clauses (i)-(iv) above as may reasonably be requested by the Administrative Agent or the Required Lenders.

          (h)     OTHER INFORMATION. Promptly upon transmission thereof,
(i) copies of any filings and registrations with, and reports to, the Securities and Exchange Commission or any successor thereto (the "SEC") by Holdings or any of its Subsidiaries and (ii) copies of all financial statements, proxy statements, notices and reports as Holdings or any of its Subsidiaries shall send generally to analysts and the holders of the Senior Subordinated Notes in their capacity as such holders (to the extent not otherwise delivered to the Lenders pursuant to this Agreement), and with reasonable promptness, such other information or documents (financial or otherwise) as the Administrative Agent on its own behalf or on behalf of the Required Lenders may reasonably request from time to time.

          7.02 BOOKS, RECORDS AND INSPECTIONS. Holdings will, and will cause its Subsidiaries to, permit, upon reasonable notice to the chief financial officer, controller or any other Authorized Officer of Holdings or the Borrower, officers and designated representatives of the Administrative Agent or the Required Lenders to visit and inspect any of the properties or assets of Holdings and any of its Subsidiaries in their possession and to examine the books of account of Holdings and any of its Subsidiaries and discuss the affairs, finances and accounts of Holdings and of any of its Subsidiaries with, and be advised as to the same by, its and their officers and independent accountants, all during normal business hours, at reasonable intervals and to such reasonable extent as the Administrative Agent or the Required Lenders may desire.

          7.03 INSURANCE. Holdings will, and will cause each of its Subsidiaries to, at all times maintain in full force and effect insurance with reputable and solvent insurers in such amounts, covering such risks and liabilities and with such deductibles or self-insured retentions as are in accordance with normal industry practice in the relevant region. Holdings will, and will cause each of its Subsidiaries (but in the case of clause (ii) below, only to the extent such Subsidiary is a Credit Party) to, furnish to the Administrative Agent on the Initial Borrowing Date and thereafter annually, upon request of the Administrative Agent, (i) a summary of the insurance carried and (ii) certificates of insurance and other evidence of such insurance, if any, naming the Collateral Agent as an additional insured and/or loss payee, to the extent of its interests therein.

          7.04 PAYMENT OF TAXES. Holdings will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, would become a Lien or charge upon any material properties of Holdings or any of its Subsidiaries, PROVIDED that (i) no Foreign Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim to the extent the aggregate failures to pay same are not reasonably expected to have a Material Adverse Effect and (ii) neither Holdings nor any Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto (in the good faith judgment of the management of Borrower) in accordance with generally accepted accounting principles.

          7.05 CORPORATE FRANCHISES. Holdings will do, and will cause each Subsidiary to do, or cause to be done, all things reasonably necessary to preserve and keep in full force and effect its existence and to preserve its rights and franchises, other than any such rights or franchises the failure to preserve which could not reasonably be expected to have a Material Adverse Effect, PROVIDED that any transaction permitted by Section 8.02 will not constitute a breach of this Section 7.05.

          7.06 COMPLIANCE WITH STATUTES, ETC. The Borrower will, and will cause each Subsidiary to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property other than those the non-compliance with which is not reasonably likely to have a Material Adverse Effect or have a material adverse effect on the ability of the Credit Parties to perform their obligations under the Credit Documents.

          7.07 ERISA. As soon as possible and, in any event, within ten (10) days after Holdings, the Borrower or any Subsidiary knows or has reason to know of the occurrence of any of the following, the Borrower will deliver to each of the Lenders a certificate of the chief financial officer of the Borrower setting forth the full details as to such occurrence and the action, if any, that Holdings, any Subsidiary or any ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by Holdings, any Subsidiary, any ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred (except to the extent that such Reportable Event is disclosed in Part B of Schedule V or the Borrower has previously delivered to the Lender a certificate and notices (if any) concerning such event pursuant to the next clause hereof); that a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection .62, .63, ..64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 is reasonably expected to occur with respect to such Plan within the following 30 days; that an accumulated funding deficiency, within the meaning of Section 412 of the Code or
Section 302 of ERISA, has been incurred or an application may reasonably be expected to be or has been made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan; that any contribution required to be made with respect to a Plan or Foreign Pension Plan has not been timely made in all material respects; that a Plan subject to Title IV of ERISA has been or may reasonably be expected to be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability which, when added to the aggregate amount of Unfunded Current Liabilities with respect to all other Plans is reasonably likely to have a Material Adverse Effect; that proceedings may reasonably be expected to be or have been instituted to terminate or appoint a trustee to administer a Plan which is subject to Title IV of ERISA; that a proceeding has been instituted pursuant to
Section 515 of ERISA to collect a delinquent contribution to a Plan; that Holdings, the Borrower or any Subsidiary of the Borrower will or may reasonably be expected to incur any material liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or
to the extent that Holdings, the Borrower or any Subsidiary of the Borrower will or may reasonably be expected to incur any such liability with respect to a Plan other than an

ERISA Affiliate Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or
Section 409 or 502(i) or 502(l) of ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under
Section 4980B of the Code; or that Holdings or any Subsidiary of Holdings may incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Part 6 of Title I, subpart B) of ERISA and Section 4980B of the Code) or any Plan or any Foreign Pension Plan in addition to the liability that existed on the Initial Borrowing Date pursuant to any such plan or plans. The Borrower will deliver to each of the Lenders (i) a complete copy of the annual report (on Internal Revenue Service Form 5500-series) of each Plan (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed with the Internal Revenue Service and (ii) copies of any records, documents or other information that must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA; provided that in the case of any Plan that is an ERISA Affiliate Plan, the foregoing shall only be required to be delivered upon the reasonable request of the Lender. In addition to any certificates or notices delivered to the Lender pursuant to the first sentence hereof, copies of annual reports and any records, documents or other information required to be furnished to the PBGC, and any material notices received by Holdings or any Subsidiary of Holdings with respect to any Plan or Foreign Pension Plan shall be delivered to the Lender no later than thirty days after the date such annual report has been filed with the Internal Revenue Service or such records, documents and/or information has been furnished to the PBGC or such notice has been received by Holdings or any of its Subsidiaries, as applicable. The Borrower will, and will cause each Subsidiary to, ensure that all Foreign Pension Plans administered by it or into which it makes payments obtains or retains (as applicable) registered status under and as required by applicable law and is administered in a timely manner in all respects in compliance with all applicable laws except where the failure to do any of the foregoing would not be reasonably likely to result in a Material Adverse Effect.

          7.08 GOOD REPAIR. Holdings will, and will cause each of its Subsidiaries to, ensure that its material properties and equipment used or useful in its business are kept in good repair, working order and condition, normal wear and tear excepted, and, subject to Section 8.05, that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, to the extent and in the manner customary for companies in similar businesses, except, in the case of Foreign Subsidiaries, where all failures to do the foregoing would not reasonably be likely to result in a Material Adverse Effect.

          7.09 END OF FISCAL YEARS; FISCAL QUARTERS. Holdings will, for financial reporting purposes, cause (i) each of its, and each of its Subsidiaries', fiscal years and fourth fiscal quarters to end on March 31 of each year and (ii) each of its, and each of its Subsidiaries', first three fiscal quarters to end on the last day of June, September and December of each year, PROVIDED that Holdings may change its and its Subsidiaries' fiscal year end to December 31 (and change its and its Subsidiaries fiscal quarters to end on dates consistent with a December 31 fiscal year end) so long as (i) the Borrower shall have given the Administrative Agent at least 10 Business Days' prior written notice thereof and (ii) on or prior to such change in fiscal year and fiscal quarters, the Borrower and the Required Lenders shall have entered into certain technical amendments and modifications to this Agreement to preserve the intent of the parties with respect to the covenants and agreements set forth in Sections 8.05, 8.11 and
8.12 and any other provisions of this Agreement deemed appropriate by the Joint Lead Arrangers and the Borrower.

          7.10 ADDITIONAL SECURITY; FURTHER ASSURANCES. (a) Holdings will cause the Borrower and the Guarantors to grant to the Collateral Agent security interests and mortgages in owned or leased Real Property with a fair market value of $5,000,000 or more acquired after the Initial Borrowing Date (including as a result of the acquisition of any Subsidiary that becomes a Guarantor as provided in Section 8.07) as may be reasonably requested from time to time by the Administrative Agent and/or the Required Lenders (collectively, the "Additional Mortgages"). All such security interests and mortgages shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Administrative Agent and shall constitute valid and enforceable Liens superior to and prior to the rights of all third Persons (except to the extent subject to any Permitted Encumbrances) and subject to no other Liens except Permitted Liens. The Additional Mortgages or instruments related thereto shall be duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent required to be granted pursuant to the Additional Mortgages and all taxes, fees and other charges payable in connection therewith shall be paid in full. Furthermore, Holdings shall cause to be delivered to the Collateral Agent such opinions of counsel, title insurance, surveys, flood certificates and other related documents as may be reasonably requested by the Administrative Agent to assure itself that this Section 7.10(a) has been complied with.

          (b) Holdings will, and will cause the Borrower and the Subsidiary Guarantors to, at the expense of the Borrower make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments and conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or confirmatory instruments and take such further steps relating to the Collateral covered by any of the Security Documents as the Collateral Agent may reasonably require.

          (c) Additionally, upon the reasonable request (in each case, taking into account the relative costs (to the Borrower) and benefits (to the Secured Creditors)) of the Collateral Agent or the Required Lenders, Holdings shall take, or cause to be taken, such action as may be reasonably requested (including, without limitation (i) subject to the above-mentioned cost-benefit analysis, the execution and delivery of pledge or security agreements governed by applicable local law and (ii) the filing of financing statements) in order to perfect (or maintain the perfection of) the security interests (or take any analogous actions under the applicable provisions of local law in order to protect such security interests) in (x) any Equity Interests in any Foreign Subsidiary or other foreign Person pledged pursuant to the Pledge Agreement owned by Holdings or a Domestic Subsidiary, in each case to the extent such actions are permitted to be taken under the laws of the applicable jurisdictions and (y) any Collateral the fair market value of which equals or exceeds $1,000,000 that is located outside the U.S. and is owned by a Qualified Credit Party, to the extent that such actions are permitted to be taken under the laws of the applicable jurisdictions. Furthermore, Holdings will, and will cause the other Credit Parties that are Subsidiaries of Holdings to, deliver to the Collateral Agent such opinions of counsel and other related documents as may be reasonably requested by the Administrative Agent to assure itself with the Credit Parties' compliance with this Section 7.10(c).

          (d) On or prior to 10 Business Days following the Initial Borrowing Date, the Borrower shall deliver to the Collateral Agent, to the extent the absence of same would result in any qualification to the related Mortgage Policy, surveys, in form and substance reasonably satisfactory to the Collateral Agent, of the Mortgaged Properties, dated (or updated) as of a recent date and certified in a manner reasonably acceptable to the Collateral Agent by a licensed surveyor reasonably satisfactory to the Collateral Agent.

          (e) Each Credit Party agrees that each action required above by Sections 7.10(a) and (b) shall be completed as soon as possible, but in no event later than 60 days after such action is requested to be taken by the Administrative Agent, the Collateral Agent or the Required Lenders, as the case may be, PROVIDED that in no event shall the Borrower be required to take any action, other than using its reasonable commercial efforts without any material expenditure, to obtain consents from third parties with respect to its compliance with this Section 7.10.

          7.11 COMPLIANCE WITH ENVIRONMENTAL LAWS. (a)(i) Holdings will comply, and will cause each of its Subsidiaries to comply, with all Environmental Laws applicable to the ownership, lease or use of all Real Property now or hereafter owned, leased or operated by Holdings or any of its Subsidiaries, will promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance, and will keep or cause to be kept all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws and (ii) neither Holdings nor any of its Subsidiaries will generate, use, treat, store, release or dispose of, or permit the generation, use, treatment, storage, release or disposal of Hazardous Materials on any Real Property now or hereafter owned, leased or operated by Holdings or any of its Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any such Real Property, except to the extent that the failure to comply with the requirements specified in clause (i) or (ii) above, either individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect. If legally required to do so under any applicable directive or order of any governmental agency, Holdings agrees to undertake, and cause each of its Subsidiaries to undertake, any clean up, removal, remedial or other action necessary to remove and clean up any Hazardous Materials from any Real Property owned, leased or operated by Holdings or any of its Subsidiaries in accordance with, in all material respects, the requirements of all applicable Environmental Laws and in accordance with, in all material respects, such orders and directives of all governmental authorities, except to the extent that Holdings or such Subsidiary is contesting such order or directive in good faith and by appropriate proceedings and for which adequate reserves have been established to the extent required by GAAP; PROVIDED that it will not constitute a breach of this Section
7.11 if a Person other than Holdings and its Subsidiaries takes such action on behalf of Holdings and its Subsidiaries.

          (b) At the request of the Administrative Agent or the Required Lenders at any time and from time to time during the continuance of an Event of Default, upon the reasonable belief by the Administrative Agent that Holdings or any of its Subsidiaries has breached in any material respect any representation or covenant herein with respect to any environmental matters affecting any Mortgaged Property and such breach is continuing and/or a notice has been provided under Section 7.01(g), Holdings and the Borrower will provide, at their sole cost and expense (or will cause its relevant Subsidiary to provide at its sole cost and expense), an environmental site assessment report reasonable in scope concerning any Mortgaged Property that is the subject of the breach or notice of Holdings or its Subsidiaries, prepared by an environmental consulting firm reasonably acceptable to the Administrative Agent, indicating the presence or Release or absence of Hazardous Materials on or from any such Mortgaged Property and the potential cost of any removal or remedial action in connection with any Hazardous Materials on such Mortgaged Property. If Holdings or the Borrower fails to provide the same after thirty days' notice and the Event of Default is continuing, the Administrative Agent may order the same, and Holdings and the Borrower shall grant and hereby grant to the Administrative Agent and the Lenders and their agents access to such Mortgaged Property and specifically grants the Administrative Agent and the Lenders an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment all at Holdings, and the Borrower's (joint and several) reasonable expense, which assessments, if obtained, will be provided to Holdings.

          7.12 PERMITTED ACQUISITIONS. (a) Subject to the provisions of this
Section 7.12 and the requirements contained in the definition of Permitted Acquisition, the Borrower and its Subsidiaries may effect Permitted Acquisitions in accordance with the definition thereof, so long as (in each case except to the extent the Required Lenders otherwise specifically agree in writing in the case of a specific Permitted Acquisition): (i) no Default or Event of Default shall have occurred and be continuing at the time of the consummation of the proposed Permitted Acquisition or immediately after giving effect thereto; (ii) the Borrower shall have given to the Administrative Agent and the Lenders (x) at least 5 Business Days' prior written notice of any Permitted Acquisition (or such shorter period of time as may be reasonably acceptable to the Administrative Agent), which notice shall describe in reasonable detail the principal terms and conditions of such Permitted Acquisition and (y) a copy of any "Phase One" or "Phase Two" environmental assessment that the Borrower, in its discretion, obtained in connection with the proposed Permitted Acquisition;
(iii) in the case of a Significant Acquisition, calculations are made by Holdings with respect to the financial covenants contained in Sections 8.11 and
8.12 for the Test Period most recently ended on a Post-Test Period Pro Forma Basis as if the respective Significant Acquisition (as well as all other Significant Acquisitions and Significant Asset Sales theretofore consummated after the first day of such Test Period) had occurred on the first day of' such Test Period, and such calculations shall show that such financial covenants would have been complied with if the respective Permitted Acquisition had occurred on the first day of such Test Period; (iv) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Permitted Acquisition (both before and after giving effect thereto), unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; (v) the Aggregate Consideration for such Permitted Acquisitions shall not exceed either (x) that amount which, when added to the Aggregate Consideration for all other Permitted Acquisitions theretofore consummated during the fiscal year in which such Permitted Acquisition is consummated, equals $15,000,000 (although the provisions of this sub-clause (x) shall not apply at any time after the receipt of financial statements pursuant to Section 7.01(a) or (b) for a fiscal quarter or year ended on or after March 31, 2003 if, and so long as, the Consolidated Leverage Ratio for the Test Period most recently ended for which financial statements have been delivered pursuant to
Section 7.01(a) or (b), as the case may be, is less than or equal to 3.75:1.00, it being understood and agreed that any Permitted Acquisition made in accordance with this clause (v) at any time during a fiscal year when this sub-clause (x) was not applicable shall continue to be permitted at any time during such fiscal year when the $15,000,000 per annum limitation contained above in this sub-clause (x) is subsequently applicable during such fiscal year, although such per annum limitation shall affect the amount of future Permitted Acquisitions permitted during such fiscal year in accordance with this sub-clause (x)) or (y) that amount which, when added to the Aggregate Consideration for all other Permitted Acquisitions theretofore consummated after the Effective Date, equals $50,000,000; (vi) in addition to the requirements of preceding clause (v), in the case of Permitted Acquisitions made after the Effective Date by any Foreign Subsidiary or where the respective Acquired Entity or Business is outside, or is organized outside, the United States (or any portion thereof is so organized or located outside the United States) (A) the sum of the Aggregate Consideration for all such Permitted Acquisitions (in the case where a Qualified Credit Party is making the respective Permitted Acquisition and only a portion of the respective Acquired Entity or Business is organized or located outside the United States, calculated including only the fair market values of such assets located, or (without duplication) owned by any Person (or a Subsidiary of any Person) that is the target Company of the respective Permitted Acquisition and is organized, outside of the United States) shall not exceed $15,000,000 (although the $15,000,000 amount described above shall be deemed changed to "$30,000,000" at any time after the receipt of financial statements pursuant to Section 7.01(a) or (b) for a fiscal quarter or year ended on or after March 31, 2003 if, and so long as, the Consolidated Leverage Ratio for the Test Period most recently ended for which financial statements have been delivered pursuant to Section 7.01(a) or (b), as the case may be, is less than or equal to 3.75:1.00, it being understood and agreed that any Permitted Acquisition made in accordance with this clause (vi) at a time when the $30,000,000 amount pursuant to this parenthetical was applicable shall continue to be permitted at any time when the limitation is subsequently reduced to $15,000,000, although such reduction shall affect the amount of future Permitted Acquisitions permitted in accordance with this clause (vi)) and (B) no such Permitted Acquisition described in this clause (vi) may be effected if same would reduce the Permitted Foreign Investment Amount and, after giving effect to the respective reduction, the Permitted Foreign Investment Amount would be less than $0; and (vii) the Borrower shall have delivered to the Administrative Agent a certificate executed by the chief financial officer or controller of the Borrower, certifying to the best of such officer's knowledge, compliance with the requirements of preceding clauses (i) through (vi), inclusive, and containing the calculations (in reasonable detail) required to establish compliance with preceding clauses (iii) (if applicable), (v) and (vi).

          (b) At the time of each Permitted Acquisition involving the creation or acquisition of a Domestic Subsidiary or a Foreign Subsidiary that is a direct Subsidiary of a Domestic Subsidiary, or the acquisition of any Equity Interests of any Person by a Domestic Subsidiary, the Equity Interests thereof created or acquired in connection with such Permitted Acquisition shall be pledged for the benefit of the Secured Creditors pursuant to (and to the extent required by) the Pledge Agreement.

          (c) The Borrower will cause each Subsidiary which is formed to effect, or is acquired pursuant to, a Permitted Acquisition to comply with, and to execute and deliver all of the documentation as and to the extent required by, Sections 7.10 and 8.07, to the reasonable satisfaction of the Administrative Agent.

          (d) The consummation of each Permitted Acquisition shall be deemed to be a representation and warranty by each of Holdings and the Borrower that the certifications pursuant to this Section 7.12 are true and correct and that all conditions thereto have been satisfied and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 6 and 9.

          SECTION 8. NEGATIVE COVENANTS. Holdings and the Borrower hereby covenant and agree that for so long as this Agreement is in effect and until the Commitments have terminated, no Letters of Credit or Notes are outstanding and the Loans and Unpaid Drawings, together with interest, Fees and all other Obligations (other than any indemnities hereunder and under the other Credit Documents which are not then owing) incurred hereunder, are paid in full:

          8.01 CHANGES IN BUSINESS. (a) Holdings will not permit at any time the business activities taken as a whole conducted by the Borrower and its Subsidiaries to be materially different from the business activities taken as a whole (including incidental activities) conducted by the Borrower and its Subsidiaries on the Initial Borrowing Date (after giving effect to the Transaction) and businesses reasonably related thereto and reasonable extensions thereof.

          (b) Holdings will not engage in any business other than its ownership of the capital stock of, and the management of, the Borrower (or, after same is established, Intermediate Holdco), provided that (i) Holdings may engage in those activities that are incidental to (x) the maintenance of its corporate existence in compliance with applicable law, (y) legal, tax and accounting matters in connection with any of the foregoing activities and (z) the entering into, and performing its obligations under, this Agreement, the other Documents, and the Management Agreement to which it is a party and (ii) Holdings may issue Equity Interests to the extent permitted under Section 8.13.

          (c) From and after the time of its establishment (if any), Intermediate Holdco will not engage in any business other than its ownership of the capital stock of, and the management of, the Borrower and other activities described in the proviso contained in preceding clause (b).

          8.02 CONSOLIDATION, MERGER, SALE OR PURCHASE OF ASSETS, ETC. Holdings will not, and will not permit any Subsidiary to, wind up, liquidate or dissolve its affairs, or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of all or any part of its property or assets (other than inventory or worn-out or obsolete equipment no longer needed in the conduct of the business, in each case in the ordinary course of business) or purchase, lease or otherwise acquire all or any part of the property or assets of any Person (other than purchases or other acquisitions of inventory, leases, materials, supplies and equipment, in each case in the ordinary course of business) or agree to do any of the foregoing at any future time without a contingency relating to obtaining any required approval hereunder, except that the following shall be permitted:

          (a) (i) any Subsidiary of the Borrower may be merged or consolidated with or into, or be liquidated into, a Qualified Credit Party (so long as a Qualified Credit Party (which must be the Borrower in the case of any such transaction with the Borrower) is the surviving corporation), and (ii) the Borrower or any Subsidiary thereof may, in the ordinary course of business consistent with past practices, convey, sell, lease or otherwise transfer all or any part of its business, properties and assets to a Qualified Credit Party;

          (b) Consolidated Capital Expenditures may be made by the Borrower and its Subsidiaries to the extent within the limitations set forth in Section
8.05 hereof, and Reinvestment Assets may be acquired as specifically permitted by Section 4.02(A)(c) hereof;

          (c) the investments, acquisitions and transfers or dispositions of properties permitted pursuant to Section 8.06;

          (d) each of the Borrower and any Subsidiary may lease (as lessee) real or personal property (but not pursuant to sale-leaseback transactions) in the ordinary course of business (so long as such lease does not create a Capitalized Lease Obligation not otherwise permitted by Section 8.04(c) and
(j));

          (e) licenses or sublicenses by the Borrower and its Subsidiaries of intellectual property in the ordinary course of business, PROVIDED, that such licenses or sublicenses shall not interfere with the business of the Borrower or any Subsidiary except, in the case of any such license or sublicense by a Foreign Subsidiary, as is not reasonably likely to have Material Adverse Effect;

          (f) sales (but not pursuant to sale-leaseback transactions) of assets by the Borrower and its Subsidiaries to Persons other than Holdings or a Subsidiary thereof so long as (A) the assets sold comprise all or a portion of the Industrial Chain Business (or Equity Interests in Persons whose only assets at the time of such sale comprise all or a portion of the Industrial Chain Business) and/or (B) to the extent any assets sold do not qualify pursuant to the preceding clause (A), the aggregate Net Cash Proceeds received from all sales permitted by this sub-clause (B) do not exceed $30,000,000 in the aggregate, PROVIDED that (1) each sale pursuant to this Section 8.02(f) shall result in the Borrower or the respective Subsidiary receiving consideration in an amount at least equal to the fair market value of the assets sold, which consideration shall consist of at least 75% cash (with the assumption of Indebtedness and the sale for cash within 30 days of receipt of securities received calculated as cash), (2) the Net Cash Proceeds of each sale pursuant to this Section 8.02(f) are applied to repay the Loans to the extent required by
Section 4.02(A)(c) and (3) in the case of a sale or disposition of the Equity Interests of any Subsidiary of the Borrower (or a Person which was a Subsidiary of the Borrower prior to such sale or disposition) which represent less than 100% of the Equity Interests in such Subsidiary owned by Holdings and its Subsidiaries (unless the sale or disposition represents a subsequent sale of Equity Interests in a Subsidiary which previously had Equity Interests sold after the Effective Date pursuant to this clause (f)), then the amount by which the fair market value (as determined in good faith by the Borrower) of all the Equity Interests in such Subsidiary owned by the Borrower and its Subsidiaries immediately before such sale or disposition exceeds the Net Cash Proceeds received by the Borrower and its Subsidiaries from such disposition, shall be deemed to constitute an investment which shall only be permitted if same does not exceed the Permitted JV Investment Amount at the time of such sale or disposition; and, PROVIDED FURTHER, that the sale or disposition of Equity Interests of the Borrower shall be prohibited, except that 100% of the Equity Interests of the Borrower may be transferred to Intermediate Holdco contemporaneously with or after the establishment of same in accordance with the definition thereof;

          (g)     the Acquisition;

          (h)     leases and subleases permitted under Section 8.03(g);

          (i) the Borrower and any of its Domestic Subsidiaries may convey, sell, lease or otherwise transfer assets (other than Equity Interests in any Domestic Subsidiary) to any Foreign Subsidiary, PROVIDED that the fair market value (as determined by the Borrower in good faith) of the assets so conveyed, sold or transferred (net of the amount of any cash consideration received therefor) does not exceed the Permitted Foreign Investment Amount at the time of the respective conveyance, sale or transfer;

          (j) the Borrower and any of its Subsidiaries may convey, sell, lease or otherwise transfer assets to any Joint Venture, PROVIDED that the fair market value (as determined by the Borrower in good faith) of the assets so conveyed, sold, leased or otherwise transferred (net of the amount of any cash consideration received therefor) does not exceed the Permitted JV Investment Amount at the time of the respective such conveyance, sale or transfer;

          (k) Foreign Subsidiaries may sell assets pursuant to Sale/Leaseback Transactions so long as at no time shall the aggregate amount of the Attributable Debt arising from such Sale/Leaseback Transactions, when added (without duplication) to the Permitted Factoring Transaction Outstandings and the aggregate principal amount of Indebtedness outstanding pursuant to Section 8.04(i) at such time, exceed the Permitted Foreign Subsidiary Debt Amount as then in effect;

          (l) Foreign Subsidiaries may convey, sell, lease or otherwise transfer assets to other Foreign Subsidiaries;

          (m) Foreign Subsidiaries may sell receivables and related assets pursuant to factoring arrangements so long as at no time shall the aggregate amount of Permitted Factoring Transaction Outstandings arising from such factoring arrangements, when added (without duplication) to the Attributable Debt arising from Sale/Leaseback Transactions at such time and the aggregate principal amount of Indebtedness outstanding pursuant to Section 8.04(i) at such time, exceed the Permitted Foreign Subsidiary Debt Amount as then in effect; and

          (n) the Borrower and its Subsidiaries may sell (without recourse) receivables (and related assets) arising from goods and services provided to Honeywell International Inc. pursuant to factoring arrangements entered into in the ordinary course of business consistent with past practices so long as at no time shall the aggregate amount of Permitted Honeywell Receivables Transaction Outstandings arising from such factoring arrangements exceed $1,500,000.

          8.03 LIENS. Holdings will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets of any kind (real or personal, tangible or intangible) of Holdings or any such Subsidiary whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable or notes with recourse to Holdings or any of its Subsidiaries) or assign any right to receive income, except:

          (a) Liens for taxes not yet delinquent or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Borrower) have been established;

          (b) Liens in respect of property or assets of the Borrower or any of its Subsidiaries imposed by law which were incurred in the ordinary course of business, such as carriers', warehousemen's and mechanics' Liens, statutory landlord's Liens, and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Borrower or any of its Subsidiaries or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such Lien;

          (c) Liens created by or pursuant to this Agreement or the other Credit Documents;

          (d)     Liens created pursuant to Capital Leases permitted by
Section 8.04(c);

          (e) Liens arising from judgments, decrees or attachments and Liens securing appeal bonds arising from judgments, in each case in circumstances not constituting an Event of Default under Section 9.09 so long as the aggregate fair market value of all assets subject to such Liens does not exceed $7,500,000;

          (f) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business (x) in connection with workers' compensation, unemployment insurance and other types of social security or (y) to secure the performance of tenders, statutory obligations, surety bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money); PROVIDED that (i) any consensual Liens as described above shall not apply or attach to any of the Collateral (other than cash, Cash Equivalents and Foreign Cash Equivalents) and
(ii) consensual Liens as described in clause (y) above shall not be secured at any time by cash, Cash Equivalents, Foreign Cash Equivalents and/or other property of Holdings and its Subsidiaries with an aggregate fair market value in excess of $7,500,000;

          (g) leases or subleases to others in the ordinary course of business not interfering in any material respect with the business of the Borrower or any of its Subsidiaries;

          (h) Permitted Encumbrances, easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of Holdings or any of its Subsidiaries;

          (i) Liens arising from UCC financing statements regarding leases permitted by this Agreement;

          (j) (x) receipt of progress payments and advances from customers in the ordinary course of business to the extent same creates a Lien on the related inventory and proceeds therefrom and (y) purchase money Liens securing current account payables arising from the purchase by the Borrower or any Subsidiary of any equipment or goods in the ordinary course of business, PROVIDED that such Liens shall not extend to any other property of Holdings or any of its Subsidiaries;

          (k) any interest or title of a lessor under any lease permitted by this Agreement;

          (l) Liens in existence on, and which are to continue in effect after, the Initial Borrowing Date which are listed, and the property subject thereto described in, Schedule VIII, in each case subject to the limitations with respect to any such Lien set forth in such Schedule VIII and without giving effect to any extension or renewal thereof;

          (m) Liens arising pursuant to purchase money mortgages or security interests securing Indebtedness representing the purchase price (or financing of the purchase price within 90 days after the respective purchase) of assets acquired by the Borrower or any Subsidiary after the Effective Date, PROVIDED that (x) any such Liens attach only to the assets so acquired and proceeds thereof, (y) the Indebtedness secured by any such Lien does not exceed 100%, nor is less than 70%, of the purchase price of the property being purchased at the time of the incurrence of such Indebtedness and (z) all Indebtedness secured by Liens created pursuant to this clause (m) shall not exceed the amount permitted to be outstanding pursuant to Section 8.04(d);

          (n) Liens on property or assets (and proceeds therefrom) acquired pursuant to a Permitted Acquisition, or on property or assets of a Subsidiary of the Borrower (and proceeds therefrom) in existence at the time such Subsidiary is acquired pursuant to a Permitted Acquisition, PROVIDED that (x) any Indebtedness that is secured by such Liens is permitted to exist under Section 8.04(j), and (y) such Liens are not incurred in connection with, or in contemplation or anticipation of, such Permitted Acquisition and do not attach to any asset of Holdings or any other asset of the Borrower or any of its Subsidiaries;

          (o) Liens on property or assets of Foreign Subsidiaries securing Indebtedness permitted under Section 8.04(i); and

          (p) Liens on receivables (and proceeds thereof) sold in accordance with Section 8.02(n).

          8.04 INDEBTEDNESS. Holdings will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

          (a) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

          (b) Indebtedness of (i) any Qualified Credit Party owing to another Qualified Credit Party, (ii) the Borrower or any of its Domestic Subsidiaries owing to Foreign Subsidiaries arising from loans and advances made in accordance with Section 8.06(j), (iii) Foreign Subsidiaries owing to the Borrower or any of its Domestic Subsidiaries arising from loans and advances made in accordance with Section 8.06(k) and (iv) any Foreign Subsidiary owing to another Foreign Subsidiary;

          (c) Capitalized Lease Obligations of the Borrower and its Subsidiaries arising after the Initial Borrowing Date, PROVIDED that the aggregate amount of such Capitalized Lease Obligations outstanding pursuant to this clause (c), when added to the aggregate principal amount of Indebtedness then outstanding pursuant to following clause (d), shall at no time exceed $25,000,000;

          (d) Indebtedness incurred pursuant to purchase money mortgages or security interests permitted by Section 8.03(m), provided that the aggregate principal amount of Indebtedness outstanding pursuant to this clause (d), when added to the aggregate amount of Capitalized Lease Obligations then outstanding pursuant to preceding clause (c), shall at no time exceed $25,000,000;

          (e) unsecured Indebtedness of the Borrower, as issuer, and Holdings and any Subsidiary Guarantor (for so long as such Person remains a Guarantor), in each case as a senior subordinated guarantor, incurred under the Senior Subordinated Notes and the other Senior Subordinated Note Documents in an aggregate principal amount not to exceed $225,000,000 less the amount of any repayments of principal thereof after the Effective Date (it being understood that the issuance of Senior Subordinated Notes upon the exchange offer as contemplated in the Senior Subordinated Note Indenture shall not be considered a repayment of such Indebtedness);

          (f) Existing Indebtedness and any Refinancing Indebtedness in respect thereof;

          (g) Indebtedness of the Borrower or any of its Subsidiaries under Other Hedging Agreements providing protection to the Borrower and its Subsidiaries against fluctuations in currency values or commodity prices in connection with the Borrower's or any of its Subsidiaries' operations so long as the entering into of such Other Hedging Agreements are BONA FIDE hedging activities and are not for speculative purposes;

          (h) Indebtedness of the Borrower or any of its Subsidiaries under Interest Rate Protection Agreements entered into with respect to other Indebtedness permitted to be incurred by such Person under this Section 8.04 so long as the entering into of such Interest Rate Protection Agreements are BONA FIDE hedging activities and are not for speculative purposes;

          (i) `Indebtedness of Foreign Subsidiaries in respect of local lines of credit, letters of credit, bank guarantees, factoring arrangements, Sale/Leaseback Transactions and similar extensions of credit, provided that (i) such Indebtedness shall not be guaranteed by any Credit Party or otherwise supported by any Credit Party (or any of such Credit Party's assets) in any manner (except to the extent such guarantee or support is independently permitted under Section 8.04(k)) and (ii) at no time shall the aggregate outstanding principal amount of such Indebtedness (calculated without duplication of any guarantees of such Indebtedness by a Foreign Subsidiary) PLUS (without duplication) all Attributable Debt at such time PLUS all Permitted Factoring Transaction Outstandings at such time exceed the Permitted Foreign Subsidiary Debt Amount as then in effect;

          (j) Indebtedness of a Subsidiary of the Borrower (x) acquired pursuant to a Permitted Acquisition (or Indebtedness assumed at the time of a Permitted Acquisition of an asset securing such Indebtedness), PROVIDED that (i) such Indebtedness was not incurred in connection with, or in anticipation or contemplation of, such Permitted Acquisition, (ii) such Indebtedness does not constitute debt for borrowed money, it being understood and agreed that Capitalized Lease Obligations and purchase money Indebtedness shall not constitute debt for borrowed money for purposes of this clause (ii), and (iii) the aggregate principal amount of all Indebtedness permitted by this clause (j) shall not exceed $5,000,000 at any time outstanding, and (y) consisting of Refinancing Indebtedness incurred to refinance Indebtedness theretofore outstanding pursuant to this clause (j);

          (k) Contingent Obligations (including under letters of credit (including, without limitation, those described in clause (v) of Section 2.01(b)) and other guarantees) of the Borrower and its Domestic Subsidiaries with respect to Indebtedness and other obligations of Foreign Subsidiaries, PROVIDED that at no time shall the aggregate outstanding amount of such Contingent Obligations (calculated taking the maximum liability thereunder) exceed the Permitted Foreign Investment Amount as then in effect;

          (l) Contingent Obligations (including under letters of credit and other guarantees) of the Borrower and its Domestic Subsidiaries with respect to Indebtedness and other obligations of Joint Ventures, PROVIDED that at no time shall the aggregate outstanding amount of such Contingent Obligations (calculated taking the maximum liability thereunder) exceed the Permitted JV Investment Amount as then in effect;

          (m) earn-out, indemnities and purchase price adjustments pursuant to the Acquisition Agreement or pursuant to any agreement for any Permitted Acquisition;

          (n) Indebtedness of the Borrower or any of its Subsidiaries arising in the ordinary course of business from the honoring by a bank or other financial institution of a check, draft or similar instrument made by a third party to the Borrower or such Subsidiary and drawn against insufficient funds;

          (o) Contingent Obligations arising from guarantees made by Qualified Credit Parties in the ordinary course of business of obligations (other than Indebtedness) of other Qualified Credit Parties otherwise permitted hereunder;

          (p) Contingent Obligations arising from guarantees made by Foreign Subsidiaries in the ordinary course of business of obligations (other than Indebtedness) of other Foreign Subsidiaries otherwise permitted hereunder;

          (q)     intercompany loans permitted under Section 8.06(p); and

          (r) additional unsecured Indebtedness of the Borrower and its Subsidiaries not to exceed an aggregate outstanding principal amount of $10,000,000 at any time.

          8.05 CONSOLIDATED CAPITAL EXPENDITURES. (a) Holdings will not, and will not permit any of its Subsidiaries to, incur Consolidated Capital Expenditures, except that (i) during the period from the Effective Date through and including March 31, 2003, the Borrower and its Subsidiaries may make Consolidated Capital Expenditures so long as the aggregate amount of all such Consolidated Capital Expenditures does not exceed $17,000,000, and (ii) during any fiscal year of Holdings set forth below, the Borrower and its Subsidiaries may make Consolidated Capital Expenditures so long as the aggregate amount of all such Consolidated Capital Expenditures does not exceed in any fiscal year of Holdings set forth below the amount set forth opposite such fiscal year below:

       FISCAL YEAR ENDING ON                        AMOUNT
       ---------------------                        ------
          March 31, 2004                         $ 31,000,000
          March 31, 2005                         $ 33,000,000
          March 31, 2006                         $ 34,000,000
          March 31, 2007                         $ 35,000,000
          March 31, 2008                         $ 36,000,000
          March 31, 2009                         $ 37,000,000
          March 31, 2010                         $ 38,000,000

          (b) In addition to the foregoing, in the event that the amount of Consolidated Capital Expenditures permitted to be made by the Borrower and its Subsidiaries pursuant to clause (a) above in any fiscal year of Holdings (or during the period set forth in clause (a)(i) above) (before giving effect to any increase in such permitted Consolidated Capital Expenditure amount pursuant to this clause (b)) is greater than the amount of Consolidated Capital Expenditures actually made by the Borrower and its Subsidiaries during such fiscal year (or such period, as the case may be), such excess may be carried forward and utilized to make Consolidated Capital Expenditures in the immediately succeeding fiscal year, PROVIDED that in no event shall the amount permitted to be carried over pursuant to this Section 8.05(b) exceed $5,000,000 in any fiscal year and no amounts once carried forward pursuant to this Section 8.05(b) may be carried forward to any fiscal year of Holdings thereafter.

          8.06 ADVANCES, INVESTMENTS AND LOANS. Holdings will not, and will not permit any of its Subsidiaries to, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to any Person, or enter into any Other Hedging Agreement or Interest Rate Protection Agreement; except:

          (a) (i) Holdings may invest in cash and Cash Equivalents, (ii) the Borrower or any Domestic Subsidiary may invest in (x) cash and Cash Equivalents and (y) Foreign Cash Equivalents in an aggregate amount (for the Borrower and all Domestic Subsidiaries) not to exceed (taking the Dollar Equivalent thereof) $5,000,000 at any time outstanding and (iii) any Foreign Subsidiary of the Borrower may invest in cash, Cash Equivalents and Foreign Cash Equivalents;

          (b) the Borrower and any Subsidiary may acquire and hold receivables owing to them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms and/or reasonable extensions thereof;

          (c) (i) loans and advances to officers, directors and employees in the ordinary course of business in an aggregate principal amount not to exceed $2,000,000 at any time outstanding shall be permitted, PROVIDED that no such loans or advances may be made to any directors for relocation purposes and (ii) loans and advances to officers, directors and employees for the purpose of financing any such Person's purchase of capital stock of Holdings, provided that 100% of the proceeds from each such loan or advance are used to purchase such capital stock and Holdings thereafter immediately contributes 100% of the proceeds received as consideration for such purchase to the common equity capital of the Borrower;

          (d) the Borrower and each Subsidiary may acquire and own investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

          (e) advances, loans and investments in existence on the Effective Date and listed on Part A of Schedule IX, without giving effect to any additions thereto or replacements thereof, shall be permitted;

          (f) (i) the Borrower and each Domestic Subsidiary may make capital contributions to any of their Subsidiaries that is a Qualified Credit Party and
(ii) Foreign Subsidiaries may make loans and advances and capital contributions to, and other investments in, other Foreign Subsidiaries;

          (g) Subsidiaries may be established or created in accordance with the provisions of Section 8.07;

          (h) the Borrower and its Subsidiaries may enter into Interest Rate Protection Agreements to the extent permitted by Section 8.04(h) and the Borrower and its Subsidiaries may enter into Other Hedging Agreements to the extent permitted by Section 8.04(g);

          (i)     Permitted Acquisitions shall be permitted in accordance with
Section 7.12 and the definition thereof;

          (j) Foreign Subsidiaries may make loans and advances to the Borrower and its Domestic Subsidiaries, provided that any and all such loans and advances made pursuant to this clause (j) are subordinated to the Obligations pursuant to a Subordination Agreement in the form of Exhibit K;

          (k) so long as no Default or Event of Default, in either case pursuant to Section 9.01 or 9.05 hereof, is then in existence or would exist immediately after giving effect thereto, the Borrower and its Domestic Subsidiaries may make capital contributions, loans or advances or other investments, to any Foreign Subsidiary so long as the aggregate amount of all such cash capital contributions, loans and advances and other investments made after the Initial Borrowing Date (without giving effect to any write-offs or write-downs thereof) does not exceed the Permitted Foreign Investment Amount;

          (l)     the Acquisition shall be permitted;

          (m) Qualified Credit Parties may make intercompany loans and advances to one another in accordance with Section 8.04(b)(i), provided that each such loan and advance shall be subordinated to the Obligations pursuant to a Subordination Agreement in the form of Exhibit K;

          (n) Investments arising from the receipt by the Borrower or any of its Subsidiaries of non-cash consideration in connection with sales or dispositions of assets made under Section 8.02(f) shall be permitted;

          (o) Borrower may make loans and advances to Holdings if, and to the extent that, Borrower would have otherwise been permitted to pay Dividends in a like amount to Holdings pursuant to Section 8.09(iii), (iv), (v) or (viii) hereof, PROVIDED that any such loan shall reduce the amount permitted to be paid as Dividends pursuant to Section 8.09(iii), (iv), (v) or (viii), as the case may be, in an amount equal to the principal amount of each such loan (without giving effect to the write-down or write-off thereof);

          (p) (A) intercompany loans made (i) by the Borrower to Rexnord Finance BV and to certain other Foreign Subsidiaries and (ii) by RBS Acquisition Corporation and by RBS North America, Inc. to Rexnord Finance BV and to certain other Foreign Subsidiaries, in each case in connection with the Acquisition to finance the purchase price of certain foreign entities of the Rexnord Business being acquired pursuant to the Acquisition and (B) certain other investments and sales of notes and Equity Interests made by the Borrower, RBS Acquisition Corporation and RBS North America, Inc. in or to certain of their respective Foreign Subsidiaries in connection with the Acquisition in order to finance the purchase price of certain foreign entities of the Rexnord Business, and described in Part B of Schedule IX;

          (q) so long as no Default or Event of Default is in existence or would exist immediately after giving effect thereto, loans and investments in, and acquisition of interests in, Joint Ventures, provided that in no event shall the aggregate amount of any loan, investment or acquisition made pursuant to this clause (q) exceed the Permitted Joint Venture Amount at the time of the respective such loan, investment or acquisition; and

          (r) so long as no Default or Event of Default is in existence or would exist immediately after giving effect thereto, other advances, loans and investments so long as the aggregate amount thereof (determined as the amount originally advanced, loaned or otherwise invested (without giving effect to any write-downs or write-offs thereof), less any returns on the respective investment not to exceed the original amount invested) at no time outstanding exceeds $5,000,000.

          8.07 LIMITATION ON CREATION OF SUBSIDIARIES. Holdings will not, and will not permit any Subsidiary to, establish, create or acquire any Subsidiary after the Initial Borrowing Date; PROVIDED that the Borrower and its Subsidiaries shall be permitted to establish and create and, to the extent otherwise permitted pursuant to Section 8.02, acquire (A) Wholly-Owned Domestic Subsidiaries, so long as (i) 100% of the Equity Interests of each such new Subsidiary is pledged pursuant to the Pledge Agreement and the certificates representing such Equity Interests, if any, together with endorsements for the transfer thereof duly executed in blank, are delivered to the Collateral Agent and (ii) such new Wholly-Owned Domestic Subsidiary (x) becomes a party to the Subsidiaries Guaranty, the Pledge Agreement and the Security Agreement by executing counterparts of such Credit Documents or by executing a counterpart of a Joinder Agreement in the form of Exhibit L (each a "Joinder Agreement") and taking the actions specified therein and (y) executes and delivers counterparts of one or more Mortgages to the extent required under
Section 7.10, in each case on the same basis (and to the same extent) as such Subsidiary would have executed such Credit Documents if it were a Credit Party on the Initial Borrowing Date, provided that to the extent such new Wholly-Owned Domestic Subsidiary is created solely for the purposes of consummating a merger transaction pursuant to a Permitted Acquisition, and such new Wholly-Owned Domestic Subsidiary at no time holds any assets or liabilities other than any merger consideration contributed to it contemporaneously with the closing of such merger transaction, such Wholly-Owned Domestic Subsidiary shall not be required to take the actions set forth in sub-clauses (i) and (ii) of this clause (A) until the respective Permitted Acquisition is consummated (at which time the surviving entity of the respective merger transaction shall be required to so comply (within the 10 Business Day period referred to below)), (B) other Domestic Subsidiaries, which are not Wholly-Owned Subsidiaries, resulting from investments made pursuant to Section 8.06(q) and/or (r) (and so long as all investments therein by Holdings and its Subsidiaries are otherwise permitted pursuant thereto), so long as 100% of the Equity Interests of such Domestic Subsidiary held by the Credit Parties is pledged pursuant to the Pledge Agreement and the certificates representing such Equity Interests, if any, together with endorsements for the transfer thereof duly executed in blank are delivered to the Collateral Agent and (C) Foreign Subsidiaries so long as (I) to the extent such Foreign Subsidiary is owned by a Credit Party, the Equity Interests of such Foreign Subsidiary are pledged to the Collateral Agent pursuant to, and to the extent required by, the Pledge Agreement (except that the Equity Interests of any Foreign Subsidiary created solely for the purposes of consummating a merger transaction pursuant to a Permitted Acquisition, so long as such Foreign Subsidiary at no time holds any assets or liabilities other than merger consideration contributed to it contemporaneously with the closing of such merger transaction, need not be so pledged until the date of the consummation of the respective Permitted Acquisition, at which time the Equity Interests of the surviving entity thereof shall be required to be so pledged (within the 10 Business Day period referred to below)) and (II) all investments (and any other contribution) made by Holdings or any of its Subsidiaries in or to any such Foreign Subsidiary are otherwise permitted under Section 8.06 and
(D) Holdings shall be permitted to create Intermediate Holdco (in accordance with the definition thereof contained herein) so long as Intermediate Holdco complies with the requirements set forth above in clause (A)(i) and (A)(ii) (to the same extent as if it were a direct Wholly-Owned Subsidiary of the Borrower). All actions required as set forth above shall be completed within 10 Business Days after the date of the acquisition or creation of the respective Subsidiary, except that (x) all requirements set forth above with respect to Intermediate Holdco shall be required to be satisfied on such sooner date, if any, as any Equity Interests of the Borrower are transferred to it and (y) all requirements with respect to Mortgages shall be completed within the time set forth in
Section 7.10.

          8.08 MODIFICATIONS; PREPAYMENTS; ETC. Holdings will not, and will not permit any of its Subsidiaries to:

          (a) make (or give any notice or offer in respect of) any voluntary or optional payment or prepayment or redemption or acquisition for value of, or prepayment or redemption of as a result of any change of control, asset sale or similar event (including in each case, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due), any Senior Subordinated Notes (it being understood that the consummation of the exchange offer as contemplated in the Senior Subordinated Note Indenture shall not violate this clause (a));

          (b) (i) amend or modify (or permit the amendment or modification of) any subordination provision (or any definition related to any subordination provision) of the Senior Subordinated Note Documents or (ii) amend or modify (or permit the amendment or modification) of any other provision of any Senior Subordinated Note Documents in any manner adverse to the interests of the Lenders; or

          (c) amend, modify or change in any manner adverse to the interests of the Lenders the organizational documents (including by-laws) of any Credit Party.

          8.09 DIVIDENDS, ETC. Holdings will not, and will not permit any of its Subsidiaries to, declare or pay any dividends (other than dividends payable solely in common stock of such Person) or return any capital to, its stockholders, members and/or other owners of Equity Interests or authorize or make any other distribution, payment or delivery of property or cash to its stockholders, members and/or other owners of Equity Interests as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any of its Equity Interests now or hereafter outstanding (or any warrants for or options or stock appreciation rights in respect of any of such Equity Interests), or set aside any funds for any of the foregoing purposes, or permit any of its Subsidiaries to purchase or otherwise acquire for consideration any of the Equity Interests of Holdings or any other Subsidiary, as the case may be, now or hereafter outstanding (or any options or warrants or stock appreciation rights issued by such Person with respect to its Equity Interests) (all of the foregoing "Dividends"), except that:

          (i) any Subsidiary of the Borrower may pay Dividends or return capital or make distributions and other similar payments with regard to its Equity Interests to the Borrower or to a Wholly-Owned Subsidiary of the Borrower which owns equity therein;

          (ii) any non-Wholly-Owned Subsidiary of the Borrower may declare and pay cash Dividends to its shareholders generally so long as the Borrower or its respective Subsidiary which owns the Equity Interests in the Subsidiary paying such Dividends receives at least its proportionate share thereof (based upon its relative holding of the Equity Interests in the Subsidiary paying such Dividends and taking into account the relative preferences, if any, of the various classes of Equity Interests of such Subsidiary);

          (iii) so long as no Default or Event of Default exists at the time of the respective Dividend, redemption or repurchase or would exist immediately after giving effect thereto, the Borrower may pay cash Dividends to Holdings (through Intermediate Holdco to the extent same has been created) to allow Holdings to redeem or repurchase (and Holdings may redeem or repurchase), contemporaneously with such Dividend, Equity Interests of Holdings from officers, employees and directors (or their estates) after the death, permanent disability, retirement or termination of employment of any such Person or otherwise in accordance with any stock option plan or any employee stock ownership plan that has been approved by the Board of Directors of Holdings, PROVIDED that the aggregate principal amount of Dividends made by the Borrower to Holdings pursuant to this clause (iii), and the aggregate amount paid by Holdings in respect of all such Equity Interests so redeemed or repurchased, in any calendar year shall not, in either case, exceed $2,000,000;

          (iv) the Borrower may pay cash Dividends to Holdings (through Intermediate Holdco to the extent same has been created) so long as the proceeds thereof are promptly used by Holdings to pay operating expenses in the ordinary course of business (including, without limitation, professional fees and expenses) and other similar corporate overhead costs and expenses, PROVIDED that the aggregate amount of cash Dividends paid pursuant to this clause (iv) during any fiscal year of Holdings shall not exceed $1,000,000;

          (v) the Borrower may pay cash Dividends to Holdings (through Intermediate Holdco to the extent same has been created) in the amounts and at the times of any payment by Holdings in respect of taxes, PROVIDED that
     (x) the amount of cash Dividends paid pursuant to this clause (v) to enable Holdings to pay Federal and state income taxes at any time shall not exceed the amount of such Federal and state income taxes actually owing by Holdings at such time for the respective period and (y) any refunds received by Holdings shall promptly be returned by Holdings to the Borrower;

          (vi) before the occurrence of a Qualified Public Offering, Holdings may pay Dividends with the net cash proceeds of substantially contemporaneous sales or issuances of its capital stock (other than issuances or sales of its capital stock pursuant to a public offering or Qualified Public Offering) to Persons other than its Subsidiaries;

          (vii) any non-Wholly-Owned Subsidiary of the Borrower may repurchase or redeem its outstanding minority Equity Interests held by third Persons, provided that the aggregate amount of payments made in respect of all such repurchases and redemptions shall not exceed $1,000,000;

          (viii) the Borrower may pay cash Dividends to Holdings (through Intermediate Holdco to the extent same has been created) in the amounts and at the times of any required payments by Holdings (which will actually be paid with such cash Dividends) pursuant to the Management Agreement, so long as such amounts are then permitted to be paid pursuant to Section 8.10(v) or (vi), as the case may be; and

          (ix) Holdings may return to Carlyle and other Persons cash equity contributions initially made by Carlyle or such other Persons to Holdings to finance Permitted Acquisitions, Capital Expenditures or investments in Joint Ventures or Foreign Subsidiaries (in each case permitted hereunder), that have not been utilized for such purposes, provided that (i) such cash equity contributions are returned within 180 days following the respective cash equity contribution made by Carlyle or such other Person to Holdings and (ii) such cash equity contributions have not theretofore been contributed by Holdings to the Borrower or any Subsidiary thereof.

          8.10 TRANSACTIONS WITH AFFILIATES. Holdings will not, and will not permit any Subsidiary to, enter into any transaction or series of transactions after the Effective Date whether or not in the ordinary course of business, with any Affiliate other than on terms and conditions substantially as favorable to Holdings or such Subsidiary as would be obtainable by Holdings or such Subsidiary at the time in a comparable arm's-length transaction with a Person other than an Affiliate, except that the following in any event shall be permitted:

          (i)     Dividends may be paid to the extent provided in Section 8.09;

          (ii) loans may be made and other transactions may be entered into by Holdings and its Subsidiaries to the extent permitted by Sections 8.02,
     8.04 and 8.06;

          (iii) customary fees and indemnifications may be paid to directors of Holdings and its Subsidiaries;

          (iv) Holdings and its Subsidiaries may enter into, and may make payments under, employment agreements, employee benefits plans, stock option plans, indemnification provisions and other similar compensatory arrangements with officers, employees and directors of Holdings and its Subsidiaries in the ordinary course of business;

          (v) so long as no Default under Section 9.01 or 9.05 and no Event of Default under Section 9.01 or 9.05 shall exist (both before and immediately after giving effect thereto), Holdings and/or the Borrower may pay management fees and transaction fees to Carlyle and the Carlyle Affiliates pursuant to the terms of the Management Agreement; and

          (vi) Holdings and/or the Borrower may reimburse Carlyle and the Carlyle Affiliates for their reasonable out-of-pocket expenses pursuant to the terms of the Management Agreement.

Notwithstanding anything to the contrary contained above in this Section 8.10, in no event shall Holdings or any of its Subsidiaries pay any management, consulting or similar fee to Carlyle or any Carlyle Affiliate except as specifically provided in clauses (v) and (vi) of this Section 8.10.

          8.11 CONSOLIDATED INTEREST COVERAGE RATIO. Holdings will not permit the Consolidated Interest Coverage Ratio for any Test Period ending on the last day of any fiscal quarter set forth below to be less than the ratio set forth opposite such fiscal quarter:

          Fiscal Quarter Ending                           Ratio
          ---------------------                           -----
          March 31, 2003                                2.25:1.00
          June 30, 2003                                 2.25:1.00
          September 30, 2003                            2.25:1.00
          December 31, 2003                             2.25:1.00
          March 31, 2004                                2.25:1.00
          June 30, 2004                                 2.25:1.00
          September 30, 2004                            2.25:1.00

          Fiscal Quarter Ending                           Ratio
          ---------------------                           -----
          December 31, 2004                             2.25:1.00
          March 31, 2005                                2.25:1.00
          June 30, 2005                                 2.25:1.00
          September 30, 2005                            2.35:1.00
          December 31, 2005                             2.35:1.00
          March 31, 2006                                2.50:1.00
          June 30, 2006                                 2.50:1.00
          September 30, 2006                            2.75:1.00
          December 31, 2006                             2.75:1.00
          March 31, 2007                                2.75:1.00
          June 30, 2007                                 3.00:1.00
          September 30, 2007                            3.00:1.00
          December 31, 2007                             3.00:1.00
          March 31, 2008                                3.00:1.00
          June 30, 2008                                 3.00:1.00
          September 30, 2008                            3.25:1.00
          December 31, 2008                             3.25:1.00
          March 31, 2009                                3.50:1.00
          June 30, 2009                                 3.50:1.00
          September 30, 2009                            3.50:1.00

          8.12 CONSOLIDATED LEVERAGE RATIO. Holdings will not permit the Consolidated Leverage Ratio on the last day of any Test Period ending on the last day of any fiscal quarter set forth below to be more than the ratio set forth opposite such fiscal quarter:

          Fiscal Quarter Ending                           Ratio
          ---------------------                           -----
          March 31, 2003                                5.40:1.00
          June 30, 2003                                 5.40:1.00
          September 30, 2003                            5.35:1.00
          December 31, 2003                             5.35:1.00
          March 31, 2004                                5.25:1.00
          June 30, 2004                                 5.25:1.00
          September 30, 2004                            5.00:1.00
          December 31, 2004                             5.00:1.00
          March 31, 2005                                4.75:1.00

          Fiscal Quarter Ending                           Ratio
          ---------------------                           -----
          June 30, 2005                                 4.75:1.00
          September 30, 2005                            4.50:1.00
          December 31, 2005                             4.50:1.00
          March 31, 2006                                4.25:1.00
          June 30, 2006                                 4.25:1.00
          September 30, 2006                            3.75:1.00
          December 31, 2006                             3.75:1.00
          March 31, 2007                                3.50:1.00
          June 30, 2007                                 3.50:1.00
          September 30, 2007                            3.25:1.00
          December 31, 2007                             3.25:1.00
          March 31, 2008                                3.00:1.00
          June 30, 2008                                 3.00:1.00
          September 30, 2008                            2.75:1.00
          December 31, 2008                             2.75:1.00
          March 31, 2009                                2.50:1.00
          June 30, 2009                                 2.50:1.00
          September 30, 2009                            2.25:1.00

          8.13 LIMITATION ON ISSUANCE OF STOCK. (a) Holdings will not issue (i) any preferred Equity Interests other than Qualified Preferred Stock or (ii) any redeemable common Equity Interests other than common Equity Interests that are redeemable at the sole option of Holdings.

          (b) Holdings will not permit any of its Subsidiaries, directly or indirectly, to issue any Equity Interests (or warrants, rights or options to acquire Equity Interests), except (i) for replacements of then outstanding Equity Interests, (ii) for stock splits, stock dividends and other issuances which do not decrease the percentage ownership of the Borrower and its Subsidiaries taken as a whole in any class of the capital stock of such Subsidiary, (iii) for issuances to the Borrower or any of its Subsidiaries in connection with the creation of new Subsidiaries in accordance with Section 8.07, (iv) to qualify directors to the extent required by applicable law, (v) in the case of Foreign Subsidiaries, for nominal amounts of shares held by a third Person to the extent required by applicable law and other de minimis issuances of equity by Foreign Subsidiaries if deemed necessary or desirable by the Borrower and (vi) for issuances by any Foreign Subsidiary of its Equity Interests to other Foreign Subsidiaries.

          8.14 CHANGE OF LEGAL NAMES; TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION); JURISDICTION OF ORGANIZATION; ETC. No Credit Party shall change its legal name, its type of organization, its jurisdiction of organization, or its organizational identification number (if any), except that any such changes shall be permitted (so long as same do not involve any

Credit Party changing its jurisdiction of organization from the United States or a State thereof to a jurisdiction of organization outside the United States or a State thereof) if (i) the Borrower shall give to the Administrative Agent notice promptly, and in any event within 30 days, after such change, written notice thereof (which written notice shall set forth in reasonable detail the changes so made), and (ii) in connection with the respective such change or changes, it shall take all action reasonably requested by the Collateral Agent to maintain the security interests of the Collateral Agent in the Collateral intended to be granted hereby pursuant to the Security Documents at all times fully perfected and in full force and effect.

          8.15 NO DESIGNATION OF OTHER INDEBTEDNESS AS "DESIGNATED SENIOR INDEBTEDNESS". The Borrower will not, and will not permit any of its Subsidiaries to, designate any Indebtedness (other than the Obligations) of the Borrower or any such Subsidiary as "Designated Senior Indebtedness" for the purposes of any Subordinated Note Documents.

          8.16 LIMITATIONS ON RESTRICTIONS AFFECTING SUBSIDIARIES. Holdings will not, and will not permit any of its Subsidiaries to, create or otherwise cause or suffer to exist (other than as a result of a requirement of law) any encumbrance or restriction which prohibits or otherwise restricts (A) the ability of any Subsidiary to (a) pay Dividends or make other distributions or pay any Indebtedness owed to Holdings or any Subsidiary, (b) make loans or advances to Holdings or any Subsidiary, (c) transfer any of its properties or assets to Holdings or any Subsidiary or (B) the ability of Holdings or any other Subsidiary of Holdings to create, incur, assume or suffer to exist any Lien upon its property or assets to secure the Obligations, other than prohibitions or restrictions existing under or by reason of: (i) this Agreement, the other Credit Documents and the Senior Subordinated Note Documents; (ii) applicable law, regulation or judicial order; (iii) customary non-assignment provisions entered into in the ordinary course of business and consistent with past practices; (iv) any restriction or encumbrance with respect to a Subsidiary imposed pursuant to an agreement which has been entered into for the sale or disposition of all or substantially all of the capital stock or assets of such Subsidiary, so long as such sale or disposition is permitted under this Agreement; (v) Liens permitted under Sections 8.03(d), (l), (m), (n) and (o) and any documents or instruments governing the terms of any Indebtedness or other obligations secured by any such Liens, provided that such prohibitions or restrictions apply only to the assets subject to such Liens; (vi) provisions (relating solely to one or more Foreign Subsidiaries) contained in agreements related to or instruments evidencing Indebtedness incurred pursuant to Section 8.04(i) and (vii) customary provisions in joint venture agreements and similar agreements that restrict the transfer of Equity Interests in Joint Ventures (which are not Subsidiaries of the Borrower) subject to such agreements.

          SECTION 9. EVENTS OF DEFAULT. Upon the occurrence of any of the following specified events (each, an "Event of Default"):

          9.01 PAYMENTS. The Borrower shall (i) default in the payment when due of any principal of the Loans or any Unpaid Drawing or (ii) default, and such default shall continue for three or more Business Days, in the payment when due of any interest on the Loans or any Fees or any other amounts owing hereunder or under any other Credit Document; or

          9.02 REPRESENTATIONS, ETC. Any representation, warranty or statement made by any Credit Party herein or in any other Credit Document or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

          9.03 COVENANTS. Any Credit Party shall (a) default in the due performance or observance by it of any term, covenant or agreement contained in Sections 7.01(f)(i), 7.05 (as it relates to the corporate existence of the Borrower), 7.09 (as it relates to Holdings or the Borrower) and 8, or (b) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Section 9.01, 9.02 or clause (a) of this Section 9.03) contained in this Agreement and such default shall continue unremedied for a period of at least 30 days after written notice to the defaulting party by the Administrative Agent or the Required Lenders; or

          9.04 DEFAULT UNDER OTHER AGREEMENTS. (a) Holdings or any of its Subsidiaries shall (i) default in any payment with respect to any Indebtedness (other than the Obligations) beyond the period of grace, if any, applicable thereto or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause any such Indebtedness to become due prior to its stated maturity; or (b) any such Indebtedness of Holdings or any of its Subsidiaries shall be declared to be due and payable (or shall be required to be prepaid as a result of a default thereunder or of an event of the type that constitutes an Event of Default) prior to the stated maturity thereof, PROVIDED that it shall not constitute an Event of Default pursuant to this Section 9.04 unless the aggregate principal amount of all Indebtedness referred to in clauses (a) and (b) above exceeds $7,500,000 in the aggregate at any one time; or

          9.05 BANKRUPTCY, ETC. Holdings or any of its Subsidiaries (other than one or more Immaterial Subsidiaries) shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy", as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against Holdings or any of its Subsidiaries (other than one or more Immaterial Subsidiaries) and the petition is not controverted within 30 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of Holdings or any of its Subsidiaries (other than one or more Immaterial Subsidiaries); or Holdings or any of its Subsidiaries (other than one or more Immaterial Subsidiaries) commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Holdings or any of its Subsidiaries (other than one or more Immaterial Subsidiaries); or there is commenced against Holdings or any of its Subsidiaries (other than one or more Immaterial Subsidiaries) any such proceeding which remains undismissed for a period of 60 days; or Holdings or any of its Subsidiaries (other than one or more Immaterial Subsidiaries) is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Holdings or any of its Subsidiaries (other than one or more Immaterial Subsidiaries) suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or Holdings or any of its Subsidiaries (other than one or more Immaterial Subsidiaries) makes a general assignment for the benefit of creditors; or any corporate action is taken by Holdings or any of its Subsidiaries (other than one or more Immaterial Subsidiaries) for the purpose of effecting any of the foregoing; or

          9.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or
Section 303 or 304 of ERISA, a Reportable Event shall have occurred, a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph
(b)(1) thereof) and an event described in subsection .62, .63, .64, .65, .66, ..67 or .68 of PBGC Regulation Section 4043 shall be reasonably expected to occur with respect to such Plan within the following 30 days, any Plan which is subject to Title IV of ERISA shall have had or is likely to have a trustee appointed to administer such Plan, any Plan which is subject to Title IV of ERISA is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made with respect to a Plan or a Foreign Pension Plan has not been timely made, Holdings, the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate has incurred or is likely to incur any liability to or on account of a Plan under Section 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Holdings, the Borrower or any Subsidiary of the Borrower has incurred or is likely to incur any liability to or on account of a Plan (other than an ERISA Affiliate Plan) under Section 409, 502(i), 502(l) or Section 401(a)(29), 4971 or 4975 of the Code or on account of a group health plan (as defined in Section 607(1) of ERISA or Section
4980B(g)(2) of the Code) under Section 4980B of the Code, or Holdings, the Borrower or any Subsidiary of the Borrower has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Part 6 of Title I, Subtitle B of ERISA and Section 4880B of the Code) or Plans or Foreign Pension Plans in addition to the liability that existed on the Initial Borrowing Date pursuant to any such employee welfare benefit plan, Foreign Pension Plan, or Plan; (b) there shall result from any such event or events described in subsection (a) the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (c) such lien, security interest or liability, individually, and/or in the aggregate, in the reasonable opinion of the Required Lenders, has had, or is reasonably likely to have, a Material Adverse Effect; or

          9.07 SECURITY DOCUMENTS. (a) Any Security Document shall cease to be, in any material respect, in full force and effect, or shall cease, in any material respect, to give the Collateral Agent the Liens (with the perfection and priority purported to be created thereby), purported to be created thereby in favor of the Collateral Agent, or (b) any Credit Party shall default in the due performance or observance of any material term, covenant or agreement on its part to be performed or observed pursuant to any such Security Document and such default shall continue unremedied for a period of at least 30 days after written notice to the respective Credit Party by the Administrative Agent; or

          9.08 GUARANTY. Any of the Guaranties or any material provision thereof shall cease to be in full force and effect other than pursuant to the terms thereof, or any Guarantor or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under any Guaranty; or

          9.09 JUDGMENTS. One or more judgments or decrees shall be entered against Holdings or any of its Subsidiaries (other than one or more Immaterial Subsidiaries) involving a liability (to the extent not paid or covered by insurance) in excess of $7,500,000 in the aggregate for all such judgments and decrees for Holdings and its Subsidiaries (other than one or more Immaterial Subsidiaries), and all such judgments and decrees in excess of such amount shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days from the entry thereof; or

          9.10 CHANGE OF CONTROL. A Change of Control shall occur;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent shall, upon the written request of the Required Lenders, by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent or any Lender to enforce its claims against any Guarantor or the Borrower (PROVIDED that, if an Event of Default specified in Section 9.05 shall occur with respect to Holdings or the Borrower, the result which would occur upon the giving of written notice by the Administrative Agent as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon the Commitment of each Lender shall forthwith terminate immediately and any Commitment Commission shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and all other obligations owing hereunder (including Unpaid Drawings) and under the other Credit Documents to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; (iii) enforce, as Collateral Agent (or direct the Collateral Agent to enforce), any or all of the Liens and security interests created pursuant to the Security Documents; (iv) terminate any Letter of Credit which may be terminated in accordance with its terms; and (v) direct the Borrower to pay (and the Borrower hereby agrees upon receipt of such notice, or upon the occurrence of any Event of Default specified in Section 9.05 in respect of the Borrower, it will pay) to the Collateral Agent at the Payment Office such additional amounts of cash, to be held as security for the Borrower's reimbursement obligations in respect of Letters of Credit then outstanding equal to the aggregate Stated Amount of all Letters of Credit then outstanding.

          SECTION 10. DEFINITIONS AND ACCOUNTING TERMS.

          10.01 DEFINED TERMS. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural the singular:

          "Acquired Entity or Business" shall mean either (x) the assets constituting a business, division or product line of any Person not already a Subsidiary of the Borrower or (y) (i) in the case of any such Person which is incorporated or organized in the United States or any state or territory thereof, 100% of the Equity Interests of any such Person, which Person shall, as a result of such acquisition of Equity Interests, become a Wholly-Owned Domestic

Subsidiary of the Borrower (or shall be merged with and into the Borrower or another Qualified Credit Party, with the Borrower or such other Qualified Credit Party being the surviving Person) and (ii) in the case of any such Person organized outside of the United States or any State or territory thereof, the Equity Interests of such Person which Person shall as a result of such acquisition of Equity Interests become a Foreign Subsidiary of the Borrower.

          "Acquisition" shall mean the acquisition by the Borrower of the Rexnord Business pursuant to the Acquisition Agreement.

          "Acquisition Agreement" shall mean the Stock Purchase Agreement, dated as of September 27, 2002 by and among the Borrower, Invensys plc, BTR Inc., BTR (European Holdings) BV, BTR Industries GmbH, Dunlop Vermogensverwaltungsgesellschaft GmbH, Brook Hansen Inc., Invensys France SAS, Invensys Holdings Ltd., Hansen Transmissions International Ltd., Hawker Siddeley Management Ltd., and BTR Finance BV.

          "Acquisition Documents" shall mean the Acquisition Agreement and all other material agreements and documents relating to the Acquisition, as same may be amended, modified or supplemented from time to time pursuant to the terms hereof and thereof.

          "Additional Mortgages" shall have the meaning provided in
Section 7.10.

          "Adjusted Cash Flow" for any fiscal year of Holdings shall mean Consolidated Net Income for such fiscal year (after provision for taxes) PLUS (without duplication) the sum of (x) the amount of all non-cash charges (including, without limitation, depreciation, deferred tax expense, non-cash interest expense, amortization and other non-cash charges, but excluding non-cash charges specifically dealt with in following clauses (y) and (z)) and losses from sales of assets (other than sales of inventory and equipment in the normal course of business) that were deducted in arriving at Consolidated Net Income for such fiscal year, (y) the amount, if positive, by which the tax expense deducted in arriving at Consolidated Net Income for such fiscal year (excluding the tax effects of gains and losses on sales of assets (other than sales of inventory and equipment in the normal course of business)) exceeds the actual taxes paid in respect of such fiscal year (excluding amounts attributable to gains or losses on sales of assets (other than sales of inventory and equipment in the normal course of business)) and (z) the amount, if positive, by which the expense for pension and post-retirement obligations deducted in arriving at Consolidated Net Income for such fiscal year exceeds the cash payments made during such fiscal year in respect of pension and post-retirement funding obligations, MINUS (without duplication) the sum of (w) the amount of all non-cash gains (but excluding non-cash gains specifically dealt with below) and gains from sales of assets (other than sales of inventory and equipment in the normal course of business) that were added in arriving at Consolidated Net Income for such fiscal year, (x) the actual cash payments made in such fiscal year in respect of non-cash charges taken in determining Consolidated Net Income for previous fiscal years, (y) the amount, if positive, by which the actual taxes paid in respect of such fiscal year (excluding taxes payable on gains from sales of assets (other than sales of inventory and equipment in the normal course of business)) exceeds the tax expense (excluding the portion thereof attributable to gains or losses on sales of assets (other than sales of inventory and equipment in the normal course of business)) deducted in arriving at Consolidated Net Income for such fiscal year and (z) the amount, if positive, by which the cash payments made during such fiscal year in respect of pension and post-retirement funding obligations exceeds the expense for pension and post-retirement obligations deducted in determining Consolidated Net Income for such fiscal year.

          "Adjusted Consolidated Working Capital" shall mean, at any time, Consolidated Current Assets (but excluding therefrom all cash, Cash Equivalents and Foreign Cash Equivalents) less Consolidated Current Liabilities at such time.

          "Adjusted RF Percentage" shall mean (x) at a time when no Lender Default exists, for each Lender, such Lender's RF Percentage and (y) at a time when a Lender Default exists (i) for each Lender that is a Defaulting Lender, zero and (ii) for each Lender that is a Non-Defaulting Lender, the percentage determined by dividing such Lender's Revolving Commitment at such time by the Adjusted Total Revolving Commitment at such time, it being understood that all references herein to Revolving Commitments and the Adjusted Total Revolving Commitment at a time when the Total Revolving Commitment has been terminated shall be references to the Revolving Commitments or Adjusted Total Revolving Commitment, as the case may be, in effect immediately prior to such termination, PROVIDED that (A) no Lender's Adjusted RF Percentage shall change upon the occurrence of a Lender Default from that in effect immediately prior to such Lender Default if after giving effect to such Lender Default, and any repayment of Revolving Loans and Swingline Loans at such time pursuant to Section 4.02(A)(a) or otherwise, the sum of (i) the aggregate outstanding principal amount of Revolving Loans of all Non-Defaulting Lenders, plus (ii) the aggregate outstanding principal amount of all Swingline Loans, plus (iii) the aggregate amount of Letter of Credit Outstandings, exceeds the Adjusted Total Revolving Commitment; (B) the changes to the Adjusted RF Percentage that would have become effective upon the occurrence of a Lender Default but that did not become effective as a result of the preceding clause (A) shall become effective on the first date after the occurrence of the relevant Lender Default on which the sum of (i) the aggregate outstanding principal amount of the Revolving Loans of all Non-Defaulting Lenders, plus (ii) the aggregate outstanding principal amount of all Swingline Loans, plus (iii) the aggregate amount of Letter of Credit Outstandings is equal to or less than the Adjusted Total Revolving Commitment; and (C) if (i) a Non-Defaulting Lender's Adjusted RF Percentage is changed pursuant to the preceding clause (B) and (ii) any repayment of such Lender's Revolving Loans, Swingline Loans or Unpaid Drawings that were made during the period commencing after the date of the relevant Lender Default and ending on the date of such change to its Adjusted RF Percentage must be returned to the Borrower as a preferential or similar payment in any bankruptcy or similar proceeding of the Borrower, then the change to such Non-Defaulting Lender's Adjusted RF Percentage effected pursuant to said clause (B) shall be reduced to that positive change, if any, as would have been made to its Adjusted RF Percentage if (x) such repayments had not been made and (y) the maximum change to its Adjusted RF Percentage would have resulted in the sum of the outstanding principal of Revolving Loans made by such Lender plus such Lender's new Adjusted RF Percentage of the outstanding principal amount of Swingline Loans and of Letter of Credit Outstandings equaling such Lender's Revolving Commitment at such time.

          "Adjusted Total Revolving Commitment" shall mean at any time the Total Revolving Commitment less the aggregate Revolving Commitments of all Defaulting Lenders.

          "Administrative Agent" shall have the meaning provided in the first paragraph of this Agreement and shall include any successor to the Administrative Agent appointed pursuant to Section 11.09.

          "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such corporation or (ii) to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

          "Agent" shall mean each of the Administrative Agent, the Collateral Agent, each Co-Documentation Agent and each Joint Lead Arranger.

          "Aggregate Consideration" shall mean, with respect to any Permitted Acquisition, the aggregate consideration paid and reasonably expected to be paid in connection therewith as determined at the time of the consummation thereof, including, without limitation (without duplication), (i) the aggregate amount of all cash, Cash Equivalents and Foreign Cash Equivalents paid or payable in connection therewith, (ii) the aggregate principal amount of all Indebtedness assumed, refinanced, incurred or issued in connection therewith, (iii) the aggregate amount paid and reasonably expected to be paid (based on the Borrower's good faith estimates of such payments) pursuant to any earn-out, non-compete agreement, consulting arrangement, purchase price adjustments, deferred purchase price and/or similar arrangements, and (iv) the aggregate fair market value of any other consideration (as reasonably determined by the Borrower); provided that the Aggregate Consideration for any Permitted Acquisition shall exclude all consideration in the form of common stock of Holdings or Qualified Preferred Stock, as well as all cash proceeds contributed to the Borrower or the respective Subsidiary from a substantially contemporaneous issuance by Holdings of its common stock or Qualified Preferred Stock.

          "Agreement" shall mean this Credit Agreement, as the same may be from time to time further modified, amended, restated (including any amendment and restatement hereof) or supplemented.

          "Alternate Currency" shall mean, with respect to any Letter of Credit, Canadian Dollars, Pounds Sterling and Euros and any other currency other than Dollars as may be acceptable to the Administrative Agent and the Issuing Lender with respect thereto in their sole discretion.

          "Anticipated Reinvestment Amount" shall mean, with respect to any Reinvestment Election, the amount specified in the Reinvestment Notice delivered by the Borrower in connection therewith as the amount of the Net Cash Proceeds from the related Asset Sale that the Borrower intends to use to purchase, construct or otherwise acquire Reinvestment Assets.

          "Applicable Margin" for any day during the respective period means (x) with respect to Term Loans maintained as (i) Eurodollar Loans, 4.00% and (ii) Base Rate Loans, 2.75% and (y) with respect to Revolving Loans and Swingline Loans, the respective percentage per annum set forth below under the appropriate column, opposite the respective Level (i.e., Level 1, Level 2 or Level 3, as the case may be) of the Consolidated Leverage Ratio indicated to have been achieved in the respective officer's certificate delivered as required below:

                                                                      Revolving Loans
                                             Revolving Loans        maintained as Base
                      Consolidated            maintained as           Rate Loans and
          Level      Leverage Ratio         Eurodollar Loans          Swingline Loans
         --------------------------------------------------------------------------------
            3     Greater than or                 3.50%                    2.25%
                  equal to 4.00:1.00
         --------------------------------------------------------------------------------
            2     Greater than or                 3.25%                    2.00%
                  equal to 3.00:1.00
                  but less than
                  4.00:1.00
         --------------------------------------------------------------------------------
            1     Less than 3.00:1.00             3.00%                    1.75%
         --------------------------------------------------------------------------------

, with the Consolidated Leverage Ratio to be determined based on the delivery of a certificate of Holdings by the chief financial officer or controller of Holdings to the Administrative Agent (who shall make same available to each RF Lender), within 45 days of the last day of any fiscal quarter of Holdings (or 90 days in the case of the fiscal year end of Holdings) (the date of each such delivery, the "Start Date"), which certificate shall set forth the calculation of the Consolidated Leverage Ratio as at the last day of the Test Period ended immediately prior to the relevant Start Date (or, if any Significant Acquisition or Significant Asset Sale has occurred after the last day of such Test Period and prior to the respective Start Date, with the Consolidated Leverage Ratio to be calculated on a Post-Test Period PRO FORMA Basis as at the date the last such Significant Acquisition or Significant Asset Sale was affected, after giving effect thereto) and the Applicable Margins which shall be thereafter applicable (until same are changed or cease to apply in accordance with this definition) shall be based upon the Consolidated Leverage Ratio as so calculated; PROVIDED that at the time of the consummation of any Significant Acquisition and any Significant Asset Sale, the chief financial officer or controller of Holdings shall deliver to the Administrative Agent a certificate setting forth the calculation of the Consolidated Leverage Ratio on a Post-Test Period Pro FORMA Basis (with Consolidated Debt to be determined on the date of the consummation of the respective such Significant Acquisition or Significant Asset Sale, and after giving effect thereto, and with Consolidated EBITDA to be calculated for the Test Period most recently ended prior to the date on which such Significant Acquisition or such Significant Asset Sale, as the case may be, is consummated for which financial statements have been made available (or were required to be made available) pursuant to Section 7.01(a) or (b), as the case may be), and the date of such consummation shall be deemed to be a Start Date and the Applicable Margins which shall be thereafter applicable (until same are changed or cease to apply in accordance with this definition) shall be based upon the Leverage Ratio as so calculated. The Applicable Margins so determined shall apply, except as set forth in the succeeding sentence, from the relevant Start Date to the earliest of (x) the date on which the next certificate is delivered to the Administrative Agent, (y) the date on which the next Significant Acquisition or the next Significant Asset Sale, as the case may be, is consummated and (z) the date which is 45 (or, in the case of a fiscal year end, 90) days following the last day of the Test Period in which the previous Start Date occurred (such earliest date, the "End Date"), at which time, if no certificate has been delivered to the Administrative Agent indicating an entitlement to new Applicable Margins (and thus commencing a new Start Date), the Applicable Margins pursuant to clause (y) of the preceding sentence shall be those set forth in the table above determined as if the Consolidated Leverage Ratio were greater than 4.00:1.00. Notwithstanding anything to the contrary contained above in this definition, the Applicable Margins with respect to Revolving Loans and Swingline Loans shall be (x) at all times prior to the date of delivery of the financial statements pursuant to Section 7.01(b) for the fiscal quarter ending closest to June 30, 2003 and (y) at any time a Default or Event of Default exists, (i) 3.50% in the case of Revolving Loans maintained as Eurodollar Loans and (ii) 2.25% in the case of Revolving Loans maintained as Base Rate Loans or Swingline Loans.

          "Approved Bank" shall have the meaning provided in the definition of Cash Equivalents.

          "Asset Sale" shall mean and include (x) the sale, transfer or other disposition by Holdings or any Subsidiary to any Person other than Holdings or a Wholly-Owned Subsidiary of Holdings of any asset of the Borrower or such Subsidiary (other than sales, transfers or other dispositions of inventory and/or obsolete equipment, in each case in the ordinary course of business), (y) the sale or issuance by the Borrower or any of its Subsidiaries of any Equity Interests to any Person (other than Holdings or a Wholly-Owned Subsidiary of Holdings) and/or (z) the receipt by Holdings or any Subsidiary of any insurance, condemnation or similar proceeds in connection with a casualty or taking of any of its assets but in the case of clauses (x) and (z) above, only to the extent that the Net Cash Proceeds of any such sale, transfer or disposition (or series of such sales, transfers or dispositions) or any such receipt of insurance, condemnation or similar proceeds is, in either case, in excess of $1,000,000.

          "Assignment Agreement" shall mean the Assignment Agreement in the form of Exhibit M (appropriately completed).

          "Attributable Debt" in respect of a Sale/Leaseback Transaction shall mean, as at the time of determination, the present value (discounted at the interest rate borne at such time by Revolving Loans maintained as Eurodollar Loans, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended); provided, however, that if such Sale/Leaseback Transaction results in a Capitalized Lease Obligation, the amount of Indebtedness represented thereby shall be determined in accordance with the definition of Capitalized Lease Obligations.

          "Authorized Officer" shall mean any senior officer of Holdings or the Borrower designated as such in writing to the Administrative Agent by Holdings or by the Borrower.

          "Bankruptcy Code" shall have the meaning provided in Section 9.05.

          "Base Rate" at any time shall mean the higher of (i) the rate which is 1/2 of 1% in excess of the Federal Funds Effective Rate and (ii) the Prime Lending Rate.

          "Base Rate Loan" shall mean each Loan bearing interest at the rates provided in Section 1.08(a).

          "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

          "Borrowing" shall mean the incurrence of (i) Swingline Loans by the Borrower from the Swingline Lender on a given date or (ii) one Type of Loan pursuant to a single Facility by the Borrower from the Lenders having Commitments with respect to such Facility on a PRO RATA basis on a given date (or resulting from conversions on a given date), having in the case of Eurodollar Loans the same Interest Period; PROVIDED that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of any related Borrowing of Eurodollar Loans.

          "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which shall be in the City of New York a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close and
(ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in Dollar deposits in the interbank Eurodollar market.

          "Capital Lease" as applied to any Person shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

          "Capitalized Lease Obligations" shall mean all obligations under Capital Leases of the Borrower or any of its Subsidiaries in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.

          "Carlyle" shall mean TC Group L.L.C. (which operates under the trade name "The Carlyle Group"), a Delaware limited liability company.

          "Carlyle Affiliate" shall mean any entity controlled directly or indirectly by Carlyle.

          "Cash Equivalents" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (PROVIDED that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) Dollar denominated time deposits, certificates of deposit and bankers' acceptances of (x) any Lender that is a domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (y) any bank (or the parent company of such bank) whose short-term commercial paper rating from Standard & Poor's Ratings Services, a division of McGraw-Hill, Inc. ("S&P") is at least A-1 or the equivalent thereof or from Moody's Investors Service, Inc. ("Moody's") is at least P-1 or the equivalent thereof (any such bank, an "Approved Bank"), in each case with maturities of not more than one year from the date of acquisition,
(iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by any Approved Bank or by the parent company of any Approved Bank and commercial paper issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's, or guaranteed by any industrial company with a long term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody's, as the case may be, and in each case maturing within six months after the date of acquisition, (v) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody's and (vi) investments in money market funds substantially all of whose assets are comprised of securities of the type described in clauses (i) through
(v) above.

          "Cash Proceeds" shall mean, with respect to any Asset Sale, the aggregate cash payments (including any cash received by way of deferred payment pursuant to a note receivable issued in connection with such Asset Sale, other than the portion of such deferred payment constituting interest, but only as and when so received) received by Holdings and/or any Subsidiary from such Asset Sale.

          "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq.

          "Change of Control" shall mean, at any time and for any reason whatsoever, (a) Holdings shall fail to own directly, or indirectly through Intermediate Holdco, 100% on a fully diluted basis of either the economic or voting interest in the Borrower's Equity Interests or (b) Carlyle and Carlyle Affiliates shall fail to have beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) in the aggregate of (i) prior to any Qualified Public Offering, at least 51% of Holdings' Equity Interests having normal voting power in the election of directors or (ii) on and after a Qualified Public Offering, at least 30% (or such higher percentage that exceeds the highest percentage of Holdings' Equity Interests having normal voting power in the election of directors owned by any other person or group (as defined in Section 13(d) of the Exchange Act)) of Holdings' Equity Interests having normal voting power in the election of directors or (c) after a Qualified Public Offering has occurred, the Board of Directors of Holdings shall cease to consist of a majority of Continuing Directors or (d) a "change of control" or similar event shall occur as provided in the Senior Subordinated Note Documents.

          "Co-Documentation Agent" shall mean each of Wachovia and GECC in their capacity as such hereunder.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

          "Collateral" shall mean all of the Collateral as defined in each of the Security Documents.

          "Collateral Agent" shall mean the Administrative Agent acting as collateral agent for the Lenders.

          "Commitment" shall mean, with respect to each Lender, such Lender's Term Commitment and Revolving Commitment.

          "Commitment Commission" shall have the meaning provided in
Section 3.01(a).

          "Common Equity Financing" shall have the meaning provided the
Section 5.01(e).

          "Company" shall mean any corporation, limited liability company, partnership or other business entity (or the adjectival form thereof, where appropriate).

          "Consolidated Capital Expenditures" shall mean, for any period, the aggregate of all expenditures (including in all events all amounts expended under Capital Leases but excluding any amount representing capitalized interest) by the Borrower and its Subsidiaries during that period that, in conformity with GAAP, are or are required to be included in the property, plant or equipment reflected in the consolidated balance sheet of the Borrower and its Subsidiaries, PROVIDED that Consolidated Capital Expenditures shall in any event
(x) exclude the purchase price paid in connection with the acquisition of any Person (including through the purchase of all of the Equity Interests of such Person or through merger or consolidation) to the extent allocable to property, plant and equipment and (y) exclude amounts expended to acquire Reinvestment Assets.

          "Consolidated Current Assets" shall mean, at any time, the consolidated current assets of Holdings and its Subsidiaries at such time.

          "Consolidated Current Liabilities" shall mean, at any time, the consolidated current liabilities of Holdings and its Subsidiaries at such time, but excluding the current portion of any Indebtedness under this Agreement and the current portion of any other long term Indebtedness which would otherwise be included therein.

          "Consolidated Debt" shall mean, as of any date of determination, (i) the aggregate principal amount of all indebtedness for borrowed money and Capitalized Lease Obligations of Holdings and its Subsidiaries on a consolidated basis as determined in accordance with GAAP plus (ii) any principal amount of indebtedness for borrowed money or Capitalized Lease Obligations of any other Person as to which Holdings and/or any of its Subsidiaries has created a guarantee or other Contingent Obligation (but only to the extent of such guarantee or other Contingent Obligation).

          "Consolidated EBITDA" shall mean, for any period, Consolidated Net Income (excluding gains or losses from sales of assets (other than sales of inventory and equipment in a normal course of business)) for such period, adjusted by adding thereto (A) the sum of the amounts (in each case without duplication) for such period (in each case, only to the extent same reduced Consolidated Net Income for such period) of (i) provisions for taxes based on income (excluding taxes attributable to gains and losses on sales of assets (other than sales of inventory and equipment in the normal course of business)),
(ii) Consolidated Interest Expense,

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(iii) depreciation expense, (iv) amortization expense, (v) other non-cash charges, (vi) amortization or write-off of deferred financing costs, (vii) extraordinary losses and one-time charges (including restructuring charges),
(viii) write-off of amortization related to write-up of assets due to purchase accounting, (ix) fees and expenses incurred in connection with the Documents or the Transaction, and (x) up-front management fees payable at the time of the closing of the Transaction pursuant to the Management Agreement, plus additional management fees payable pursuant to the Management Agreement in any fiscal year not to exceed $2,000,000, minus (B) the aggregate amount of cash payments made during such period in respect of non-cash charges from prior periods or in respect of extraordinary losses and one-time charges (including restructuring charges) whether such losses or one-time charges were taken in such period or a prior period; PROVIDED that (subject to adjustments which may be required to be made for Significant Acquisitions and Significant Asset Sales occurring after the Effective Date, in the case of determinations of Consolidated EBITDA being made on a PRO FORMA Basis or a Post-Test Period PRO FORMA Basis), Consolidated EBITDA for Holdings' fiscal quarters ended June 30, 2002, September 30, 2002 and December 31, 2002 shall be deemed to be $26,700,000, $31,600,000 and
$26,600,000, respectively. Notwithstanding anything to the contrary contained above, Consolidated EBITDA for the Test Periods ended March 31, 2003, June 30, 2003, September 30, 2003 and December 31, 2003 shall be increased (without duplication) by $4 million, $3 million, $2 million and $1 million, respectively, thereby giving Holdings credit for anticipated cost savings (following the consummation of the Acquisition) which may not be fully realized during the respective Test Period described above in this sentence.

          "Consolidated Interest Coverage Ratio" shall mean, for any period, the ratio of (i) Consolidated EBITDA for such period to (ii) Consolidated Interest Expense for such period.

          "Consolidated Interest Expense" shall mean, for any period, total interest expense (including the portion that is attributable to Capital Leases in accordance with GAAP) of Holdings and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Holdings and its Subsidiaries (including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and without duplication net costs and/or net benefits under Interest Rate Protection Agreements, but excluding, however, amortization of deferred financing costs to the extent included in total interest expense), less interest income of Holdings and its Subsidiaries on a consolidated basis for such period; PROVIDED that (subject to adjustments which may be required to be made for Significant Acquisitions and Significant Asset Sales occurring after the Effective Date, in the case of determinations of Consolidated Interest Expense being made on a Post-Test Period PRO FORMA Basis), Consolidated Interest Expense for each of Holdings' fiscal quarters ended June 30, 2002, September 30, 2002, and December 31, 2002 shall be deemed to be to be $11,100,000.

          "Consolidated Leverage Ratio" shall mean, at any date of determination, the ratio of (i) Consolidated Debt on such date to (ii) Consolidated EBITDA for the Test Period then most recently ended; PROVIDED that
(x) in the case of any determination of the Consolidated Leverage Ratio being made on the last day of a Test Period, Consolidated Debt shall be determined based on the actual amount of Consolidated Debt outstanding on the last day of the respective Test Period in accordance with the provisions of Section 10.02 and Consolidated EBITDA shall be determined on a PRO FORMA Basis (in accordance with Section 10.02) to give effect to all Significant Acquisitions and Significant Asset Sales (in each case, if any) made after the

Effective Date and during the respective Test Period and (y) in the case of any determination of Consolidated Leverage Ratio being made on (or as at) any date other than the last date of a Test Period, Consolidated Debt shall be calculated as the actual amount outstanding on the date of determination in accordance with the provisions of Section 10.02 and Consolidated EBITDA shall be determined on a Post-Test Period PRO FORMA Basis to give effect to all Significant Acquisitions and Significant Asset Sales (in each case, if any) actually made after the Effective Date and during the respective Test Period or thereafter and on or prior to the date of the required determination thereof (in the case of any determinations pursuant to Section 7.12 and the definition of Applicable Margin, after giving effect to the respective events which require the determination to be made on a Post-Test Period PRO FORMA Basis).

          "Consolidated Net Income" shall mean for any period, the net income (or loss) of Holdings and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP, PROVIDED that (i) the net income of any Person which is not a Subsidiary of Holdings or is accounted for by Holdings by the equity method of accounting shall be included only to the extent of the payment of cash dividends or other cash distributions by such other Person to Holdings or any of its Subsidiaries during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Holdings or is merged into or consolidated with Holdings or any of its Subsidiaries or that Person's assets are acquired by Holdings or any of its Subsidiaries shall be excluded and (iii) to the extent that Consolidated Net Income reflects amounts attributable to minority interests in Subsidiaries, Consolidated Net Income shall be reduced by the amounts attributable to such minority interests.

          "Contingent Obligations" shall mean as to any Person any obligation of such Person guaranteeing or intending to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent,
(a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof, PROVIDED, HOWEVER, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated maximum of the Contingent Obligation or, if none, the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if there is no stated or determinable amount of the primary obligation, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

          "Continuing Directors" shall mean the directors of Holdings on the date of consummation of the first Qualified Public Offering to occur after the Initial Borrowing Date, and each other director if such director's nomination for the election to the Board of Directors of Holdings is recommended by a majority of the then Continuing Directors.

          "Credit Documents" shall mean this Agreement, the Notes, the Security Documents, the Subsidiaries Guaranty, each Joinder Agreement (after the execution and delivery thereof) and any related documents executed in connection therewith.

          "Credit Event" shall mean and include the making of a Loan or the issuance of a Letter of Credit.

          "Credit Party" shall mean Holdings, the Borrower and the Subsidiary Guarantors.

          "CSFB Cayman" shall mean Credit Suisse First Boston, acting through its Cayman Island Branch, in its individual capacity.

          "DB Cayman" shall mean Deutsche Bank AG, Cayman Island Branch, in its individual capacity.

          "DBSI" shall mean Deutsche Bank Securities Inc., in its individual capacity.

          "DBTCA" shall mean Deutsche Bank Trust Company Americas, in its individual capacity.

          "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

          "Defaulting Lender" shall mean any Lender with respect to which a Lender Default is in effect.

          "Dividends" shall have the meaning provided in Section 8.09.

          "Documents" shall mean, collectively, the Credit Documents and the Transaction Documents.

          "Dollar Equivalent" of an amount denominated in an Alternate Currency shall mean, at any time for the determination thereof, the amount of Dollars which could be purchased with the amount of the Alternate Currency involved in such computation at the spot exchange rate therefor as quoted by the Administrative Agent as of 11:00 a.m. (New York time) on the date two Business Days prior to the date of any determination thereof for purchase on such date, PROVIDED that the Dollar Equivalent of any unpaid drawing under a Letter of Credit expressed in an Alternate Currency shall be determined at the time the drawing under the related Letter of Credit was paid or disbursed by the respective Letter of Credit Issuer, PROVIDED FURTHER, that for purposes of (x) determining compliance with Sections 1.01(b), 1.01(c), 2.01(b) and 4.02(A)(a)(i) and (y) calculating fees pursuant to Sections 3.01(b) and (c), the Dollar Equivalent of any amounts denominated in an Alternate Currency shall be revalued on a monthly basis using the spot exchange rates therefor as shown in The Wall Street Journal (or, if same does not provide such exchange rates, on such other basis as is reasonably satisfactory to the Administrative Agent) on the last Business Day of each calendar month.

          "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

          "Domestic Subsidiary" shall mean each Subsidiary of the Borrower that is not a Foreign Subsidiary.

          "Effective Date" shall have the meaning provided in Section 12.10.

          "Eligible Transferee" shall mean and include a commercial bank, financial institution or other Person in the business of purchasing or investing in extensions of credit of the types made pursuant to this Agreement, or any other institutional "accredited investor" (as defined in Regulation D of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder), but in any event excluding Holdings and its Subsidiaries.

          "End Date" shall have the meaning provided in the definition of Applicable Margin.

          "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations (other than internal reports prepared by Holdings or any of its Subsidiaries solely in the ordinary course of such Person's business and not in response to any third party action or request of any kind) or proceedings relating in any way to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials arising from alleged injury or threat of injury to health, safety or the environment.

          "Environmental Law" means any applicable Federal, state, foreign or local statute, law, rule, regulation, ordinance, code and rule of common law now or hereafter in effect and in each case as amended, and any binding judicial or administrative interpretation thereof, including any binding judicial or administrative order, consent decree or judgment, relating to the environment or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 7401 et seq.; the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 3808 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. Section 2701 et seq.; and any applicable state and local or foreign counterparts or equivalents.

          "EP Percentage" shall mean in the case of (i) (x) equity issued to, or equity contributions made by, the Initial Investors, Affiliates thereof and management and (y) equity issued to, or equity contributions made by, any other Person the proceeds of which are utilized within 180 days of the respective issuance or contribution solely to finance Permitted Acquisitions, Consolidated Capital Expenditures or investments in Joint Ventures or Foreign Subsidiaries, in each case permitted hereunder, 0%, (it being understood and agreed that in any case where this clause (y) is applicable, to the extent the respective proceeds are not actually utilized as described above (or returned to the respective Person to whom such equity was issued or who made such equity contribution as provided in Section 8.09(ix)) within 180 days of the respective issuance or contribution, then on such 180th day the EP Percentage which would originally have been applicable if preceding clause (y) did not apply shall be deemed applicable, and such respective proceeds (to the extent not actually applied as described above) shall be required on such date to be applied pursuant to the provisions of
Section 4.02(A)(e)) and (ii) all other equity issuances and equity contributions not described in preceding clause (i), 50%, PROVIDED that (A) if at any time the Consolidated Leverage Ratio (as established on the last day of the respective fiscal quarter or year of Holdings pursuant to the officer's certificate last delivered (or required to be delivered) pursuant to Section 7.01(a) or (b) but after giving effect to repayments of Loans (but in the case of repayments of Revolving Loans only to the extent the Total Revolving Commitment was contemporaneously reduced) made after the last day of such fiscal quarter or year and prior to the respective application of cash proceeds pursuant to the provisions of Section 4.02(A)(e)) is equal to or less than 3.00:1.00, then the EP Percentage for purposes of this clause (ii) shall instead be 0%, PROVIDED FURTHER, that (i) if the EP Percentage would otherwise be 50% but after giving effect the respective application of cash proceeds pursuant to Section 4.02(A)(e) in a percentage less than 50%, the Consolidated Leverage Ratio would be equal to or less than 3.00:1.00, the EP Percentage for the purposes of this clause (ii) shall instead be such percentage above 0% and below 50% as may be necessary to reduce the Consolidated Leverage Ratio to 3.00:1.00 after giving effect to such application and (B) notwithstanding anything to the contrary contained above, at any time that a Default or an Event of Default is then in existence, the EP Percentage for the purposes of this clause (ii) shall be 50%.

          "Equity Interests" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, any limited or general partnership interest and any limited liability company membership interest.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

          "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with Holdings, the Borrower or a Subsidiary of the Borrower would be deemed to be a "single employer" (i) within the meaning of
Section 414(b), (c), (m) or (o) of the Code or (ii) as a result of Holdings or a Subsidiary of Holdings being or having been a general partner of such person.

          "ERISA Affiliate Plan" shall mean (i) any pension plan as defined in
Section 3(2) of ERISA (other than a Foreign Pension Plan), which is maintained or contributed to by (or which there is an obligation to contribute of) an ERISA Affiliate (other than Holdings, the Borrower or any Subsidiary thereof), after giving effect to the Transaction, and (ii) each such plan for the five year period immediately following the latest date on which an ERISA Affiliate (other than Holdings, the Borrower or any Subsidiary thereof), maintained, contributed to or had an obligation to contribute to such plan and with respect to which Holdings, the Borrower or a Subsidiary thereof may incur any liability (including any indirect, contingent or secondary liability).

          "Eurodollar Loans" shall mean each Loan bearing interest at the rates provided in Section 1.08(b).

          "Eurodollar Rate" shall mean with respect to each Interest Period for a Eurodollar Loan, (i) the offered quotation to first-class banks in the interbank Eurodollar market by the Administrative Agent for dollar deposits of amounts in same day funds comparable to the principal amount of the applicable Eurodollar Loan of the Administrative Agent, in its capacity as a Lender (or, if the Administrative Agent is not a Lender under the respective Facility, the principal amount of the Eurodollar Loan then being made by the Lender with the largest commitment at such time under the respective Facility), for which the interest rate is then being determined with maturities comparable to the Interest Period to be applicable to such Eurodollar Loans, determined as of 10:00 A.M. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period divided (and rounded upward to the next whole multiple of 1/100 of 1%) by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

          "Event of Default" shall have the meaning provided in Section 9.

          "Excess Cash Flow" shall mean, for any period, the remainder of (i) Adjusted Cash Flow for such period, PLUS (ii) to the extent not included in (i) above, any amounts received by Holdings and its Subsidiaries in settlement of, or in payment of any judgments resulting from, actions, suits or proceedings with respect to Holdings and/or its Subsidiaries from the first day to the last day of such period, PLUS (iii) the amount of the decrease (if any) in Adjusted Consolidated Working Capital from the first day of the respective period to the last day of the respective period, MINUS (iv) the sum of (A) the amount of Consolidated Capital Expenditures made in compliance with Section 8.05 during such period (less any amount thereof financed through the incurrence of Indebtedness or equity issuances or contributions), (B) the aggregate amount of permanent principal payments of Indebtedness for borrowed money of Holdings and its Subsidiaries and the repayment of the principal component of Capitalized Lease Obligations of Holdings and its Subsidiaries (excluding without duplication (1) payments with proceeds of incurrences of Indebtedness, equity issuances or contributions, asset sales or with casualty or condemnation proceeds, (2) payments to Holdings or any Subsidiary thereof, (3) payments of Indebtedness outstanding pursuant to Section 8.04(i) or (r)), (4) payments of Loans or other Obligations pursuant to Sections 4.02(A)(c) through (g) and (5) any repayment of Revolving Loans or Swingline Loans which is not accompanied by permanent reduction to the Total Revolving Commitment in a like amount) during such period, (C) to the extent not already deducted in determining Excess Cash Flow, purchase price adjustments paid by Holdings and/or its Subsidiaries during the respective period in connection with the Acquisition, (D) to the extent not already deducted in determining Excess Cash Flow, in the case of the period ending March 31, 2004 only, fees and expenses incurred in connection with the Transaction and the Documents during such period, provided that no more than $1,000,000 shall be deducted pursuant to this clause (D), (E) the net amount of investments, loans and advances made pursuant to clauses (c)(i), (q) (other than in respect of Joint Ventures that are Subsidiaries) and (r) (other than in Subsidiaries) of Section
8.06 during such period (after giving effect to any return on any investments, loans or advances made pursuant to said clauses of Section 8.06), (F) to the extent not already deducted in determining Excess Cash Flow, cash expenditures made in connection with Permitted Acquisitions (except to the extent financed with proceeds of Indebtedness or equity contributions or issuances), (G) to the extent not already deducted in determining Adjusted Cash Flow, amounts paid by Holdings and its Subsidiaries in settlement of, or in payment of any judgments, actions, suits or proceedings with respect to Holdings and/or its Subsidiaries from the first date to the last date of such period and (H) any increase in Adjusted Consolidated Working Capital from the first day of such period to the last day of such period.

          "Excess Cash Payment Date" shall mean the date occurring 90 days after the last day of each fiscal year of Holdings (beginning with its fiscal year ending on March 31, 2004).

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Existing Indebtedness" shall have the meaning provided in
Section 5.01(o).

          "Expiration Date" shall mean February 15, 2003.

          "Facility" shall mean any of the credit facilities established under this Agreement, i.e., the Term Facility or the Revolving Facility.

          "Facing Fee" shall have the meaning provided in Section 3.01(c).

          "Federal Funds Effective Rate" shall mean for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

          "Fees" shall mean all amounts payable pursuant to, or referred to in,
Section 3.01.

          "Foreign Asset Sale" shall mean an Asset Sale by a Foreign Subsidiary of the Borrower.

          "Foreign Cash Equivalents" shall mean (i) certificates of deposit or bankers acceptances of, and bank deposits with, any bank organized under the laws of any country that is a member of the European Economic Community, whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof, in each case with maturities of not more than six months from the date of acquisition, (ii) commercial paper maturing not more than one year from the date of creation thereof and, at the time of acquisition, having the highest rating obtainable from either S&P's or

Moody's and (iii) shares of any money market mutual fund that (a) has its assets invested continuously in the types of investments referred to in clauses (i) and
(ii) above, (b) has net assets not less than $500,000,000 and (c) has the highest rating obtainable from either S&P's or Moody's.

          "Foreign Pension Plan" shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by Holdings, the Borrower or any one or more of its Subsidiaries, after giving effect to the Transaction, primarily for the benefit of employees of the Borrower or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

          "Foreign Subsidiary" shall mean each Subsidiary of the Borrower which is not incorporated or organized in the United States or any State or territory thereof.

          "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect on the date of this Agreement; it being understood and agreed that determinations in accordance with GAAP for purposes of Section 8, including defined terms as used therein, are subject (to the extent provided therein) to Section 12.07(a).

          "GECC" shall mean General Electric Capital Corporation, in its individual capacity.

          "Guaranteed Creditors" shall mean and include each of the Administrative Agent, the Collateral Agent, the Joint Lead Arrangers, each Letter of Credit Issuer, the Lenders and each party (other than any Credit Party) party to an Interest Rate Protection Agreement or Other Hedging Agreement to the extent such party constitutes a Secured Creditor under the Security Documents.

          "Guaranteed Obligations" shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the principal and interest on each Note issued by, and all Loans made to, the Borrower under this Agreement and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit, together with all the other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), indebtedness and liabilities (including, without limitation, indemnities, fees and interest (including any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for herein, whether or not such interest is an allowed claim in any such proceeding) thereon) of the Borrower to the Lenders, each Letter of Credit Issuer, the Administrative Agent and the Collateral Agent now existing or hereafter incurred under, arising out of or in connection with this Agreement and each other Credit Document to which the Borrower is a party and the due performance and compliance by the Borrower with all the terms, conditions and agreements contained in the Credit Agreement and in each such other Credit Document and (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the

Bankruptcy Code, would become due), liabilities and indebtedness (including any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for herein, whether or not such interest is an allowed claim in any such proceeding) of the Borrower owing under any Interest Rate Protection Agreement or Other Hedging Agreement (unless it is expressly provided in the respective Interest Rate Protection Agreement or Other Hedging Agreement that the liabilities and Indebtedness thereunder are not "Guaranteed Obligations" for the purposes of the Credit Documents) entered into by the Borrower with any Lender or any affiliate thereof (even if such Lender subsequently ceases to be a Lender under this Agreement for any reason) so long as such Lender or affiliate participates in such Interest Rate Protection Agreement or Other Hedging Agreement and their subsequent assigns, if any, whether now in existence or hereafter arising, and the due performance and compliance with all terms, conditions and agreements contained therein.

          "Guaranties" shall mean and include each of the Holdings Guaranty and the Subsidiaries Guaranty.

          "Guarantor" shall mean Holdings and each Subsidiary Guarantor.

          "Hazardous Materials" means (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contains electric fluid containing levels of polychlorinated biphenyls, and radon gas and
(b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous waste," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contaminants," or "pollutants," or words of similar import, under any applicable Environmental Law.

          "Holdings" shall have the meaning provided in the first paragraph of this Agreement.

          "Holdings Guaranty" shall mean the guaranty of Holdings pursuant to
Section 13.

          "Immaterial Subsidiary" shall mean any Subsidiary of Holdings (other than the Borrower) which individually has aggregate assets of not greater than $25,000,000 and which, if aggregated with all other Subsidiaries of Holding with respect to which an event described in Section 9.05 or 9.09 has occurred and is continuing, would have assets of not greater than $25,000,000.

          "Indebtedness" of any Person shall mean, without duplication, (i) all indebtedness of such Person for borrowed money, (ii) the deferred purchase price of assets or services (excluding pension and post-retirement liabilities and other deferred compensation arrangements for employees generally, in each case entered into in the ordinary course of business) which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person, (iii) the maximum amount available to be drawn under all letters of credit, bankers' acceptances and similar obligations issued for the account of such Person and all unpaid drawings or unreimbursed payments in respect of such letters of credit, bankers' acceptances and similar obligations, (iv) all Indebtedness of the types described in clause (i), (ii), (iii), (v), (vi), (vii) or

(viii) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person (PROVIDED that, if the Person has not assumed or otherwise become liable in respect of such Indebtedness, such Indebtedness shall be deemed to be in an amount equal to the lesser of the aggregate amount of such Indebtedness and the fair market value of the property to which such Lien relates as determined in good faith by such Person), (v) all Capitalized Lease Obligations and Synthetic Lease Obligations of such Person, (vi) all obligations of such Person to pay a specified purchase price for goods or services whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vii) all net obligations of such Person under Interest Rate Protection Agreements and Other Hedging Agreements and (viii) all Contingent Obligations of such Person, PROVIDED that Indebtedness shall not include trade payables, accrued expenses and receipt of progress and advance payments, in each case arising in the ordinary course of business.

          "Industrial Chain Business" shall mean Holdings' and its Subsidiaries' engineered chain, roller chain, leaf chain and conveying equipment business (including sprockets, accessories and conveyor components that are complementary to their chain and conveying equipment products).

          "Initial Borrowing Date" shall mean the date upon which the initial Borrowing of Loans occurs.

          "Initial Investors" shall mean Carlyle, Carlyle Affiliates, management and employees of Holdings and its Subsidiaries and the other owners of the capital stock of Holdings on the Initial Borrowing Date, after giving effect to the Transaction.

          "Interest Period" with respect to any Loan shall mean the interest period applicable thereto, as determined pursuant to Section 1.09.

          "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, any interest rate cap agreement, any interest rate collar agreement or other similar agreement or arrangement designed to protect against fluctuations in interest rates.

          "Intermediate Holdco" shall mean a corporation organized under the laws of a State of the United States, and in accordance with the requirements of
Section 8.07, which shall be a direct Wholly-Owned Subsidiary of Holdings and shall own 100% of the Equity Interests of the Borrower.

          "Joinder Agreement" shall have the meaning provided in Section 8.07.

          "Joint Lead Arrangers" shall mean each of DBSI and CSFB Cayman in their capacity as such hereunder.

          "Joint Venture" shall mean any entity other than a Wholly-Owned Subsidiary of the Borrower in which the Borrower or one or more of its Subsidiaries hold Equity Interests representing at least 20% of the total outstanding Equity Interests of such entity.

          "Leasehold" of any Person means all of the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

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          "Lender" shall mean each financial institution listed on Schedule I, as well as any Person that becomes a "Lender" hereunder pursuant to Section 1.13 or 12.04(b).

          "Lender Default" shall mean (i) the refusal (which has not been retracted) of a Lender to make available its portion of any incurrence of any Borrowing (including any Mandatory Borrowing) or to fund its portion of any unreimbursed payment under Section 2.04(c) or (ii) a Lender having notified the Administrative Agent and/or the Borrower that it does not intend to comply with the obligations under Section 1.01 or 2, in the case of either clause (i) or
(ii) as a result of the appointment of a receiver or conservator with respect to such Lender at the direction or request of any regulatory agency or authority.

          "Lender Register" shall have the meaning provided in Section 12.16.

          "Letter of Credit" shall have the meaning provided in Section 2.01(a).

          "Letter of Credit Fee" shall have the meaning provided in
Section 3.01(b).

          "Letter of Credit Issuer" shall mean (i) DBTCA in its capacity as a Letter of Credit Issuer hereunder, (ii) in the case of Trade Letters of Credit only, M&I Marshall & Ilsley Bank in its capacity as a Letter of Credit Issuer of Trade Letters of Credit and (iii) any other Lender which at the request of the Borrower and with the consent of the Administrative Agent (not to be unreasonably withheld) agrees in such Lender's sole discretion to become a Letter of Credit Issuer for the purpose of issuing Letters of Credit pursuant to
Section 2, provided that as of the Effective Date and until such time as it agrees otherwise, neither DBTCA nor any of its Affiliates shall be the Letter of Credit Issuer with respect to any Trade Letter of Credit. Any Letter of Credit Issuer may, in its discretion, arrange for one or more Letters of Credit to be issued by one or more Affiliates of such Letter of Credit Issuer who are reasonably satisfactory to the Borrower, and the term "Letter of Credit Issuer" shall include any such Affiliate with respect to Letters of Credit issued by it.

          "Letter of Credit Outstandings" shall mean, at any time, the sum of, without duplication, (i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the aggregate amount of all Unpaid Drawings in respect of all Letters of Credit.

          "Letter of Credit Request" shall have the meaning provided in
Section 2.02(a).

          "Lien" shall mean any mortgage, pledge, hypothecation, encumbrance, lien (statutory or other), or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, and any lease in the nature thereof having substantially the same effect as any of the foregoing).

          "Loan" shall have the meaning provided in Section 1.01.

          "Location" of any Person means such Person's "location" as determined pursuant to Section 9-307 of the Uniform Commercial Code of the State of New York.

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          "Management Agreement" shall mean the management agreement entered into among Carlyle and/or one or more Carlyle Affiliates and Holdings as in effect in the Effective Date, and as same may be amended with the consent of the Joint Lead Arrangers.

          "Mandatory Borrowing" shall have the meaning provided in
Section 1.01(d).

          "Margin Stock" shall have the meaning provided in Regulation U.

          "Material Adverse Effect" shall mean a material adverse effect on the business, assets, operations or condition (financial or otherwise) of Holdings and its Subsidiaries (or, for the purposes of Section 5.01(g) or any representation or warranty made on the Initial Borrowing Date, the Rexnord Business) taken as a whole.

          "Maturity Date" shall mean each of the RF Maturity Date and the Term Loan Maturity Date.

          "Maximum Swingline Amount" shall mean the lesser of $20,000,000 and the amount of the Total Revolving Commitment.

          "Minimum Borrowing Amount" shall mean (i) for Term Loans, Revolving Loans and Swingline Loans maintained as Base Rate Loans, $250,000 and (ii) for Term Loans and Revolving Loans maintained as Eurodollar Loans, $1,000,000.

          "Moody's" shall have the meaning provided in the definition of Cash Equivalents.

          "Mortgage" shall mean a mortgage, leasehold mortgage, deed of trust, leasehold deed of trust, deed to secure debt, leasehold deed to secure debt or similar security instrument, each in a form designated by counsel, and reasonably satisfactory, to the Administrative Agent and the Borrower.

          "Mortgage Policy" shall mean a mortgage title insurance policy or a binding commitment with respect thereto.

          "Mortgaged Properties" shall mean the Real Property of the Credit Parties listed on Schedule III and designated as "Mortgaged Properties" therein.

          "NAIC" shall mean the National Association of Insurance Commissioners.

          "Net Cash Proceeds" shall mean, with respect to any Asset Sale, the Cash Proceeds resulting therefrom net (without duplication) of (i) expenses of sale or, in the case of an Asset Sale of the type described in clause (z) of the definition thereof, of collection, (ii)(A) in the case of Foreign Asset Sales, all payments of principal, premium and interest of Indebtedness (other than Indebtedness to the Lenders pursuant to this Credit Agreement) of any Foreign Subsidiary actually made with the proceeds of the respective Foreign Asset Sale, provided that the Permitted Foreign Subsidiary Debt Amount shall be permanently reduced in an amount equal to the aggregate amount so applied, and (B) in the case of all other Asset Sales, payments of principal, premium and interest of Indebtedness (other than Indebtedness to the Lenders pursuant to this Credit Agreement) secured by the assets the subject of the Asset Sale and required to be,

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and which is, repaid under the terms thereof as a result of such Asset Sale) and
(iii) the marginal increased amount of all taxes and other amounts owing to governmental entities as a result of such Asset Sale.

          "Non-Defaulting Lender" shall mean a Lender that is not a Defaulting Lender.

          "Note" shall mean and include each Term Note, each Revolving Note and the Swingline Note.

          "Notice of Borrowing" shall have the meaning provided in Section 1.03.

          "Notice of Conversion" shall have the meaning provided in
Section 1.06.

          "Notice Office" shall mean (i) for credit notices, the office of the Administrative Agent located at 31 West 52nd Street, 7th Floor, New York, New York 10019, Attention: Diane Rolf, Telephone No.: (646) 324-2194, and Telecopier
No.: (646) 324-7460, and (ii) for operational notices, the office of the Administrative Agent located at 90 Hudson Street, 5th Floor, Jersey City, New Jersey 07302, Attention: John Quinn, Telephone No.: (201) 593-2177, and Telecopier No.: (201) 593-2310, or such other office or person as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

          "Obligations" shall mean all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing to either Joint Lead Arranger, the Administrative Agent, the Collateral Agent, any Letter of Credit Issuer or any Lender pursuant to the terms of this Agreement or any other Credit Document.

          "Other Hedging Agreements" shall mean any foreign exchange contracts, currency swap agreements, commodity agreements or other similar arrangements, or arrangements designed to protect against fluctuations in currency values or commodity prices.

          "Participant" shall have the meaning provided in Section 2.04(a).

          "Payment Office" shall mean the office of the Administrative Agent at 90 Hudson Street, 5th Floor, Jersey City, New Jersey or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

          "Permitted Acquisition" shall mean the acquisition by a Qualified Credit Party or a Foreign Subsidiary of an Acquired Entity or Business (including by way of merger of such Acquired Entity or Business with and into such Qualified Credit Party or Foreign Subsidiary (so long as the Qualified Credit Party or the respective Foreign Subsidiary is the surviving corporation)), PROVIDED that (in each case) (A) the consideration paid or to be paid by the respective Qualified Credit Party or Foreign Subsidiary consists solely of cash (including proceeds of Revolving Loans or Swingline Loans), Cash Equivalents, Foreign Cash Equivalents, the issuance or incurrence of Indebtedness otherwise permitted by Section 8.04, the assumption/acquisition of any Indebtedness (calculated at face value) which is permitted to remain outstanding in accordance with the requirements of Section 8.04, and the issuance of common stock of Holdings or Qualified Preferred Stock otherwise permitted by Section 8.13, (B) in the case of the acquisition of 100% of the Equity Interests of any Person that is organized in the United States or a State or territory thereof (including by way of merger), such Person shall own no Equity Interests of any other Person (excluding DE MINIMIS amounts) unless such Person owns 100% of the Equity Interests of such other Person, (C) the Acquired Entity or Business acquired pursuant to the respective Permitted Acquisition is in a business permitted by Section 8.01 and (D) all applicable requirements of Sections 7.12, 8.02 and 8.07 applicable to Permitted Acquisitions are satisfied. Notwithstanding anything to the contrary contained in the immediately preceding sentence, an acquisition which does not otherwise meet the requirements set forth above in the definition of "Permitted Acquisition" shall constitute a Permitted Acquisition if, and to the extent, the Required Lenders agree in writing that such acquisition shall constitute a Permitted Acquisition for purposes of this Agreement.

          "Permitted Encumbrance" shall mean, with respect to any Mortgaged Property, such exceptions to title as are set forth in the Mortgage Policy delivered with respect thereto, all of which exceptions must be acceptable to the Administrative Agent in its reasonable discretion.

          "Permitted Factoring Transaction Outstandings" at any time shall mean the aggregate amount of cash theretofore paid to Foreign Subsidiaries of the Borrower in respect of the receivables and related assets sold or transferred by them pursuant to one or more factoring arrangements, in each case to the extent the respective receivables have not yet been repaid by the respective account debtor or repurchased by Foreign Subsidiaries of the Borrower (it being the intent of the parties that the amount of Permitted Factoring Transaction Outstandings at any time outstanding approximate as closely as possible the principal amount of Indebtedness which would be outstanding pursuant to all factoring arrangements then in effect if same were structured as a secured lending agreement rather than a purchase agreement).

          "Permitted Foreign Investment Amount" shall mean, at the time of any determination thereof, $35,000,000 less (without duplication) (i) the aggregate fair market value (as determined by the Borrower in good faith, but in the case of any lease of assets referred to below, including the fair market value of all of the assets which are the subject of such lease) of all assets conveyed, sold, leased or otherwise transferred (net of the amount of any cash consideration received therefor, when and as received) pursuant to Section 8.02(i) after the Initial Borrowing Date and on or prior to the date of such determination, (ii) the aggregate consideration paid by the Borrower and its Subsidiaries in connection with Permitted Acquisitions made by one or more Foreign Subsidiaries of the Borrower or where the respective Acquired Entity or Business is outside (or the Person that is the target Company of the respective Permitted Acquisition owning any assets so acquired is organized outside) the United States (or if only a portion the assets of such respective Acquired Entity or Business is located outside of the United States, the fair market value of such portion of assets located outside of the United States), except to the extent such consideration is paid solely from (x) internally generated cash of a Foreign Subsidiary, (y) cash proceeds of Indebtedness incurred by a Foreign Subsidiary or (z) capital contributions, loans and advances or other investments received from the Borrower or any of its Domestic Subsidiaries which have reduced the Permitted Foreign Investment Amount as provided in clause (v) below,
(iii) the aggregate amount of Contingent Obligations then outstanding pursuant to Section 8.04(k) (taking the maximum amount then supported by the respective Contingent Obligations) and outstanding at the time of determination,
(iv) all amounts theretofore paid with respect to Contingent Obligations previously outstanding pursuant to Section 8.04(k) (less any cash payments actually received in reimbursement thereof from the direct obligor whose obligations were supported by such Contingent Obligations) and (v) the aggregate amount of capital contributions, loans and advances and other investments made pursuant to Section 8.06(k) after the Initial Borrowing Date and on or prior to the time of such determination (net of the amount of returns on such capital contributions, loans and advances and other investments, to the extent such amount does not exceed the original amount of such capital contributions, loans and advances and other investments).

          "Permitted Foreign Subsidiary Debt Amount" shall mean, at the time of any determination thereof, $25,000,000 less (without duplication) the aggregate amount of all reductions thereto pursuant to clause (ii)(A) of the definition of Net Cash Proceeds contained herein, as a result of the application of proceeds of Foreign Asset Sales made after the Initial Borrowing Date and on or prior to the time of such determination.

          "Permitted Honeywell Receivables Transaction Outstandings" at any time shall mean the aggregate amount of cash theretofore paid to the Borrower and its Subsidiaries in respect of the receivables (and related assets) arising from goods and services provided to Honeywell International, Inc. sold or transferred by them pursuant to one or more factoring arrangements, in each case to the extent the respective receivables have not yet been repaid by the respective account debtor or repurchased by the Borrower or its Subsidiaries (it being the intent of the parties that the amount of Permitted Honeywell Receivables Transaction Outstandings at any time outstanding approximate as closely as possible the principal amount of Indebtedness which would be outstanding pursuant to all such factoring arrangements then in effect if same were structured as a secured lending agreement rather than a purchase agreement).

          "Permitted JV Investment Amount" shall mean, at the time of any determination thereof, $10,000,000 less (without duplication) (i) the aggregate amount of all investments deemed made pursuant to clause (3) of Section 8.02(f),
(ii) the aggregate fair market value (as determined by the Borrower in good faith) of all assets conveyed, sold or transferred (net of the amount of any cash consideration received therefor) pursuant to Section 8.02(j) after the Initial Borrowing Date and on or prior to the date of such determination, (iii) the aggregate amount of Contingent Obligations then outstanding pursuant to
Section 8.04(l) (taking the maximum amount then supported by the respective Contingent Obligations) and outstanding at the time of determination, (iv) all amounts theretofore paid with respect to Contingent Obligations previously outstanding pursuant to Section 8.04(l) (less any cash payments actually received in reimbursement thereof from the direct obligor whose obligations were supported by such Contingent Obligations) and (v) the aggregate amount of capital contributions, loans and advances and other investments made pursuant to
Section 8.06(q) (or deemed made pursuant to clause (3) of the proviso to Section 8.02(f)) after the Initial Borrowing Date and on or prior to the time of such determination (net of the amount of returns on such capital contributions, loans and advances and other investments, to the extent such amount does not exceed the original amount of such capital contributions, loans and advances and other investments).

          "Permitted Liens" shall mean Liens described in Section 8.03.

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          "Person" shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          "Plan" shall mean (i) any pension plan as defined in Section 3(2) of ERISA (other than a Foreign Pension Plan), which is maintained or contributed to by (or to which there is an obligation to contribute of) Holdings, the Borrower or any of its Subsidiaries or any such pension plan subject to Title IV or
Section 302 of ERISA or Section 412 of the Code which is maintained or contributed to by (or to which there is an obligation to contribute of) an ERISA Affiliate, after giving effect to the Transaction, and (ii) each such pension plan for the five year period immediately following the latest date on which Holdings, the Borrower or any such Subsidiary of the Borrower or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan and with respect to which Holdings, the Borrower or any of its Subsidiaries may incur any liability (including any indirect, contingent or secondary liability).

          "Pledge Agreement" shall have the meaning provided in Section 5.01(i).

          "Pledge Agreement Collateral" shall mean all "Collateral" as defined in the Pledge Agreement.

          "Post-Test Period PRO FORMA Basis" means the making of calculations on a PRO FORMA basis (with calculations of Consolidated EBITDA to be based on the Test Period most recently ended) in accordance with, and to the extent required by, the provisions of Section 10.02, taking into account certain events occurring after the end of the respective Test Period and on or prior to the date of determination, in accordance with the provisions of Section 10.02 with respect to determinations to be made on a Post-Test Period PRO FORMA Basis.

          "Prime Lending Rate" shall mean the rate which the Administrative Agent announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Administrative Agent may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

          "PRO FORMA Basis" means, with respect to any Test Period, the making of calculations on a PRO FORMA basis for certain events (including Significant Acquisitions and Significant Asset Sales) in accordance with, and to the extent required by, the provisions of Section 10.02 hereof, but without making adjustments for events which occurred after the end of the respective Test Period.

          "Projections" shall mean the projections contained in the Confidential Information Memorandum, dated October 2002, which were prepared by or on behalf of the Borrower in connection with this Agreement and delivered to the Administrative Agent and the Lenders prior to the Effective Date.

          "Qualified Credit Party" shall mean (i) the Borrower and (ii) each Wholly-Owned Domestic Subsidiary of the Borrower that is a Subsidiary Guarantor.

          "Qualified Preferred Stock" means any preferred capital stock of Holdings so long as the terms of any such preferred capital stock (x) do not contain any mandatory put, redemption, repayment, sinking fund or other similar provision prior to the date occurring one year following the Term Loan Maturity Date and (y) do not require the cash payment of dividends or distributions at any time that such cash payment would result in a Default or an Event of Default hereunder.

          "Qualified Public Offering" shall mean an underwritten public offering of the common stock of Holdings which generates cash proceeds to Holdings of at least $100,000,000.

          "RCRA" shall mean the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq.

          "Real Property" of any Person shall mean all of the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

          "Refinancing Indebtedness" shall mean Indebtedness of the Borrower or any of its Subsidiaries the proceeds of which are used to refinance Indebtedness theretofore outstanding pursuant to (and as permitted by) Section 8.04(f) or
(j); PROVIDED that (i) the principal amount of such Refinancing Indebtedness shall not exceed that of the Indebtedness being refinanced immediately before the respective refinancing is consummated (plus the amount of any premium actually paid on the Indebtedness so refinanced), (ii) all net proceeds of Refinancing Indebtedness are substantially concurrently applied to permanently repay the Indebtedness being refinanced, (iii) Refinancing Indebtedness shall not have a final maturity or weighted average life to maturity shorter than the remaining final maturity or weighted average life to maturity of the Indebtedness so refinanced, (iv) the terms of Refinancing Indebtedness (including any applicable subordination terms, but excluding interest rates and other economic terms so long as based on then current market conditions) shall not be materially less favorable to the Borrower or the respective Subsidiary or the Lenders than the terms of the Indebtedness so refinanced, (v) the obligor on Refinancing Indebtedness shall be the same as the obligor on the Indebtedness so refinanced and (vi) the Liens, guarantees or other credit support for Refinancing Indebtedness shall be no more favorable in any material respect to the obligee of such Indebtedness than such credit support for the Indebtedness being refinanced.

          "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

          "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

          "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

          "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

          "Reinvestment Assets" shall mean any assets to be employed in the business of the Borrower and its Subsidiaries as described in Section 8.01.

          "Reinvestment Election" shall have the meaning provided in
Section 4.02(A)(c).

          "Reinvestment Notice" shall mean a written notice signed by an Authorized Officer of the Borrower stating that the Borrower, in good faith, intends and expects to use all or a specified portion of the Net Cash Proceeds of an Asset Sale to purchase, construct or otherwise acquire Reinvestment Assets.

          "Reinvestment Prepayment Amount" shall mean, with respect to any Reinvestment Election, the amount, if any, on the Reinvestment Prepayment Date relating thereto by which (a) the Anticipated Reinvestment Amount in respect of such Reinvestment Election exceeds (b) the aggregate amount thereof expended by the Borrower and its Subsidiaries to acquire Reinvestment Assets.

          "Reinvestment Prepayment Date" shall mean, with respect to any Reinvestment Election, the earliest of (i) the date, if any, upon which the Administrative Agent, on behalf of the Required Lenders, shall have delivered a written termination notice to the Borrower, PROVIDED that such notice may only be given while an Event of Default under Section 9.01 or 9.05 exists, (ii) the date occurring 365 days after such Reinvestment Election and (iii) the date on which the Borrower shall have determined not to proceed with the purchase, construction or other acquisition of Reinvestment Assets with the related Anticipated Reinvestment Amount.

          "Release" shall mean actively or passively disposing, discharging, injecting, spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying, pouring, seeping, migrating or the like, into or upon any land or water or air, or otherwise entering into the environment.

          "Replaced Lender" shall have the meaning provided in Section 1.13.

          "Replacement Lender" shall have the meaning provided in Section 1.13.

          "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under subsection ..22, .23, .25, .27 or .28 of PBGC Regulation Section 4043.

          "Required Lenders" shall mean Non-Defaulting Lenders the sum of whose outstanding Term Loans and Revolving Commitments (or after the termination thereof, outstanding Revolving Loans and RF Percentages of (x) outstanding Swingline Loans and (y) Letter of Credit Outstandings) exceed 50% of the sum of
(i) all outstanding Term Loans of Non-Defaulting Lenders, and (ii) the Total Revolving Commitment less the Revolving Commitments of all Defaulting Lenders (or after the termination thereof, the sum of then total outstanding Revolving Loans of Non-Defaulting Lenders and the aggregate RF Percentages of all Non-Defaulting Lenders of the total (x) outstanding Swingline Loans and (y) Letter of Credit Outstandings at such time).

          "Returns" shall have the meaning provided in Section 6.13.

          "Revolving Commitment" shall mean, with respect to each Lender, the amount set forth opposite such Lender's name in Schedule I hereto directly below the column entitled "Revolving Commitment," as the same may be (x) reduced or terminated from time to time pursuant to Section 3.02, 3.03 and/or 9 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.13 and/or 12.04.

          "Revolving Facility" shall mean the Facility evidenced by the Revolving Commitments (and outstandings pursuant thereto).

          "Revolving Loan" shall have the meaning provided in Section 1.01(b).

          "Revolving Note" shall have the meaning provided in Section 1.05(a).

          "Rexnord Business" shall mean all of the entities comprising the Rexnord business of Invensys, plc acquired by the Borrower pursuant to the Acquisition Agreement, including, but not limited to, the Rexnord Corporation, a Delaware corporation.

          "RF Lender" shall mean at any time each Lender with a Revolving Commitment or with outstanding Revolving Loans.

          "RF Maturity Date" shall mean November 25, 2008.

          "RF Percentage" shall mean at any time for each RF Lender, the percentage obtained by dividing such Lender's Revolving Commitment by the Total Revolving Commitment, PROVIDED that if the Total Revolving Commitment has been terminated, the RF Percentage of each RF Lender shall be determined by dividing such RF Lender's Revolving Commitment immediately prior to such termination by the Total Revolving Commitment immediately prior to such termination.

          "S&P" shall have the meaning provided in the definition of Cash Equivalents.

          "Sale/Leaseback Transaction" means an arrangement relating to property owned by a Foreign Subsidiary on the Initial Borrowing Date or thereafter acquired by a Foreign Subsidiary whereby such Foreign Subsidiary transfers such property to one or more third Persons and the Foreign Subsidiary leases such property from such Person(s).

          "Scheduled Repayment" shall have the meaning provided in
Section 4.02(A)(b).

          "SEC" shall have the meaning provided in Section 7.01(h).

          "Section 4.04 Certificate" shall have the meaning provided in
Section 4.04(b)(ii).

          "Secured Creditor" shall mean and include any Secured Creditor as defined in any Security Document.

          "Security Agreement" shall have the meaning provided in
Section 5.01(j).

          "Security Agreement Collateral" shall mean all "Collateral" as defined in the Security Agreement.

          "Security Documents" shall mean the Pledge Agreement, the Security Agreement, each Mortgage, each Additional Mortgage, if any, and each pledge and security agreement or similar agreement governed by local law entered into as contemplated under Section 7.10(c), if any.

          "Senior Subordinated Note Documents" shall mean and include each of the documents, instruments (including the Senior Subordinated Notes) and other agreements entered into by the Borrower (including, without limitation, the Senior Subordinated Note Indenture and any documents in respect of any Senior Subordinated Notes issued upon the exchange offer as contemplated by the Senior Subordinated Note Indenture) relating to the issuance by the Borrower of the Senior Subordinated Notes, as in effect on the Initial Borrowing Date and as the same may be entered into, supplemented, amended or modified from time to time in accordance with the terms hereof and thereof.

          "Senior Subordinated Note Indenture" shall mean an Indenture entered into by and between the Borrower and Wells Fargo Minnesota National Association, as trustee thereunder, with respect to Senior Subordinated Notes as in effect on the Initial Borrowing Date and as the same may be modified, amended or supplemented from time to time in accordance with the terms hereof and thereof.

          "Senior Subordinated Notes" shall mean the Senior Subordinated Notes due 2012 in an initial aggregate amount of $225,000,000 and issued by Holdings under the Senior Subordinated Note Indenture and all Senior Subordinated Notes issued upon the exchange offer as contemplated in the Senior Subordinated Note Indenture, as in effect on the Initial Borrowing Date and as the same may be issued, supplemented, amended or modified from time to time in accordance with the terms thereof and hereof.

          "Significant Acquisition" shall mean any Permitted Acquisition the aggregate consideration (taking the amount of cash and Cash Equivalents, the aggregate amount expected to be paid on or after the date of the respective Acquisition pursuant to any earn-out, non-compete, consulting or deferred compensation or purchase price adjustment of similar arrangements, the fair market value (as determined in good faith by the Borrower) of all other non-cash consideration and the aggregate amount of assumed Indebtedness) for which exceeds $10,000,000.

          "Significant Asset Sale" means any Asset Sale the aggregate consideration (taking the amount of cash and Cash Equivalents, the aggregate amount expected to be paid on or after the date of the respective Asset Sale pursuant to any earn-out, non-compete, consulting or deferred compensation or purchase price adjustment or similar arrangements, the fair market value (as determined in good faith by the Borrower) of all other non-cash consideration and the aggregate amount of assumed Indebtedness) for which exceeds $10,000,000.

          "Standby Letter of Credit" shall have the meaning provided in
Section 2.01(a).

          "Start Date" shall have the meaning provided in the definition of Applicable Margin.

          "Stated Amount" of each Letter of Credit shall mean the maximum available to be drawn thereunder (regardless of whether any conditions for drawing could then be met and using the Dollar Equivalent thereof in the case of any Letter of Credit denominated in an Alternate Currency).

          "Subsidiaries Guaranty" shall have the meaning provided in
Section 5.01(n).

          "Subsidiary" of any Person shall mean and include (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (ii) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries, has more than a 50% equity interest at the time. Unless otherwise expressly provided, all references herein to "Subsidiary" shall mean a Subsidiary of Holdings.

          "Subsidiary Guarantors" shall mean each Domestic Subsidiary other than any such Domestic Subsidiary created as contemplated in the proviso contained in clause (A) of Section 8.07 but only until such time as the respective Permitted Acquisition is consummated.

          "Supermajority Lenders" shall mean those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if (x) all outstanding Obligations in respect of the Revolving Commitments were repaid in full and the Total Revolving Commitment was terminated and (y) the text "exceed 50%" contained therein were changed to "exceed 66-2/3%."

          "Swingline Expiry Date" shall mean the date which is two Business Days prior to the RF Maturity Date.

          "Swingline Lender" shall mean DBTCA or, in the event DBTCA ceases to be Swingline Lender, any Lender which at the request of the Borrower and the consent of the Administrative Agent agrees in such Lender's sole discretion to become the Swingline Lender.

          "Swingline Loan" shall have the meaning provided in Section 1.01(c).

          "Swingline Note" shall have the meaning provided in Section 1.05(a).

          "Syndication Date" shall mean the date upon which the Total Commitment (and related outstanding Loans) have been "Successfully Syndicated" to Lenders under this Agreement as previously agreed to in writing between Holdings and the Joint Lead Arrangers.

          "Synthetic Lease Obligation" means the monetary obligation of a Person under (a) a so-called synthetic off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such

Person which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

          "Tax Benefit" has the meaning provided in Section 4.04(c).

          "Taxes" shall have the meaning provided in Section 4.04(a).

          "Term Commitment" shall mean, with respect to each Lender, the amount, if any, set forth opposite such Lender's name on Schedule I hereto directly below the column entitled "Term Commitment" as the same may be terminated pursuant to Section 3.03 and/or 9.

          "Term Facility" shall mean the Facility evidenced by the Term Commitments (or, after the termination of the Total Term Commitment, the outstanding Term Loans).

          "Term Loan" shall have the meaning provided in Section 1.01(a).

          "Term Loan Maturity Date" shall mean November 25, 2009.

          "Term Note" shall have the meaning provided in Section 1.05(a).

          "Test Period" shall mean each period of four consecutive fiscal quarters of Holdings ended (for this purpose, assuming Holdings was in existence at all times from and after January 1, 2002) after January 1, 2003, in each case taken as one accounting period.

          "Total Commitment" shall mean the sum of the Total Term Commitment and the Total Revolving Commitment.

          "Total Revolving Commitment" shall mean the sum of the Revolving Commitments of each of the Lenders.

          "Total Term Commitment" shall mean the sum of the Term Commitments of each of the Lenders.

          "Total Unutilized Revolving Commitment" shall mean, at any time, (i) the Total Revolving Commitment at such time less (ii) the sum of the aggregate principal amount of all Revolving Loans and Swingline Loans at such time plus the Letter of Credit Outstandings at such time.

          "Trade Letter of Credit" shall have the meaning provided in
Section 2.01(a).

          "Transaction" shall mean (i) the consummation of the Common Equity Financing, (ii) the consummation of the Acquisition, (iii) the issuance of the Senior Subordinated Notes and (iv) the incurrence of Loans and issuance of Letters of Credit, if any, on the Initial Borrowing Date.

          "Transaction Documents" shall mean the Acquisition Documents and the Senior Subordinated Note Documents.

          "Type" shall mean any type of Loan determined with respect to the interest option applicable thereto, i.e., a Base Rate Loan or Eurodollar Loan.

          "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

          "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the value of the accumulated plan benefits under the Plan determined on a plan termination basis in accordance with actuarial assumptions at such time consistent with those prescribed by the PBGC for purposes of
Section 4044 of ERISA, exceeds the fair market value of all plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions).

          "Unpaid Drawing" shall have the meaning provided in Section 2.03(a).

          "Unutilized Revolving Commitment" for any RF Lender at any time shall mean the excess of (i) the Revolving Commitment of such Lender over (ii) the sum of (x) the aggregate outstanding principal amount of Revolving Loans made by such Lender plus (y) an amount equal to such Lender's Adjusted RF Percentage of the Letter of Credit Outstandings at such time; PROVIDED that the Unutilized Revolving Loan Commitment of the Swingline Lender shall at any time be reduced (but not below zero) by the aggregate amount of Swingline Loans made by it which are then outstanding.

          "U.S." shall mean the United States of America.

          "Wachovia" shall mean Wachovia Bank, National Association, in its individual capacity.

          "Wholly-Owned Domestic Subsidiary" shall mean each Wholly-Owned Subsidiary that is a Domestic Subsidiary.

          "Wholly-Owned Subsidiary" of any Person shall mean any Subsidiary of such Person to the extent all of the Equity Interests in such Subsidiary, other than directors' qualifying shares and, in the case of Foreign Subsidiaries, nominal amounts of shares issued to other Persons in accordance with applicable law, is owned directly or indirectly by such Person.

          "Written" or "in writing" shall mean any form of written communication or a communication by means of telex, facsimile transmission, telegraph or cable.

          10.02 CERTAIN PRO FORMA CALCULATIONS. (a) For purposes of calculating Consolidated EBITDA for any Test Period on a PRO FORMA Basis or a Post-Test Period PRO FORMA Basis for purposes of this Agreement, the following rules shall apply:

          (i) if at any time after the Effective Date and during the respective Test Period (and, in the case of determinations being made on a Post-Test Period PRO FORMA Basis only, thereafter and on or prior to the date of determination) the Borrower or any of its Subsidiaries shall have made any Significant Asset Sale, Consolidated EBITDA for such Test Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the assets or Equity Interests which are the subject of such Significant Asset Sale for such Test Period or increased by an amount equal to the Consolidated EBITDA (if negative) applicable thereto for such Test Period;

          (ii) if at any time after the Effective Date and during such Test Period (and, in the case of determinations being made on a Post-Test Period PRO FORMA Basis only, thereafter and on or prior to the date of determination) the Borrower or any Subsidiaries shall have made any Significant Acquisition, Consolidated EBITDA for such Test Period shall be calculated after giving PRO FORMA effect thereto as if such Significant Acquisition had occurred on the first day of such Test Period;

          (iii) if during such Test Period (and, in the case of determinations being made on a Post-Test Period PRO FORMA Basis only, thereafter and on or prior to the date of determination) any Person that became a Subsidiary or was merged with or into the Borrower or any of its Subsidiaries since the beginning of such Test Period pursuant to a Significant Acquisition made after the Effective Date shall have entered into any disposition or acquisition transaction that would have required an adjustment pursuant to clause (i) or (ii) above if made by the Borrower or a Subsidiary of the Borrower during such Test Period, Consolidated EBITDA for such Test Period shall be calculated after giving PRO FORMA effect thereto as if such transaction occurred on the first day of such Test Period; and

          (iv) pro forma calculations of Consolidated EBITDA, whether pursuant to this Section 10.02 or otherwise, shall not give effect to anticipated cost savings and/or increases to Consolidated EBITDA for the relevant period, except in cases of Significant Acquisitions for factually supportable and identifiable cost savings and expenses which would otherwise be accounted for as an adjustment pursuant to Article 11 of Regulation S-X under the Securities Act of 1933, as amended, as if such cost savings or expenses were realized on the first day of the respective period.

          (b) For purposes of calculating Consolidated Debt for purposes of this Agreement (including as used in the definition of Leverage Ratio), all determinations thereof shall be made based on the actual amount of Consolidated Debt outstanding on the date of the required determination of Consolidated Debt (or of the Leverage Ratio) (in the case of determinations to be made on a Post-Test Period PRO FORMA Basis, after giving effect to all incurrences and repayments of Consolidated Debt in connection with the respective event or occurrence requiring that a determination be made on a Post-Test Period PRO FORMA Basis).

          (c) For purposes of calculating the Consolidated Interest Coverage Ratio for any Test Period on a Post-Test Period PRO FORMA Basis for purposes of this Agreement all determinations of Consolidated Interest Coverage Ratio for the respective Test Period shall be made, with such pro forma adjustments as may be determined in accordance with GAAP and the rules, regulations and guidelines of the SEC (including without limitation Article 11 of Regulation S-X), after giving effect to all Significant Acquisitions and Significant Asset Sales effected after the first day of the respective Test Period and on or prior to the date of any determination on a Post-Test Period PRO FORMA Basis, as well as to all incurrences of Indebtedness and permanent repayments of Indebtedness (excluding normal fluctuations in working capital Indebtedness) during the respective Test Period or thereafter and on or prior to the date of the respective determination on a Post-Test Period PRO FORMA Basis as if same had occurred on the first day of the respective Test Period.

          SECTION 11. THE AGENTS.

          11.01 APPOINTMENT. The Lenders hereby designate DBTCA as Administrative Agent (for purposes of this Section 11, the terms "Administrative Agent" shall include DBTCA in its capacity as Collateral Agent pursuant to the Security Documents) to act as specified herein and in the other Credit Documents. The Lenders hereby designate GECC and Wachovia as Co-Documentation Agents to act as specified herein and in the other Credit Documents. The Lenders hereby designate DBSI and CSFB Cayman as Joint Lead Arrangers to act as specified herein and in the other Credit Documents. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, each Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of each Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. Each Agent may perform any of their duties hereunder by or through their respective officers, directors, agents, employees or affiliates.

          11.02 NATURE OF DUTIES. The Agents shall not have any duties or responsibilities except those expressly set forth in this Agreement and the Security Documents. No Agent nor any of its respective officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by their gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). The duties of the Agents shall be mechanical and administrative in nature; no Agent shall have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Lender or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

          11.03 LACK OF RELIANCE ON THE AGENTS. Independently and without reliance upon any Agent, each Lender and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of Holdings and its Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of Holdings and its Subsidiaries and, except as expressly provided in this Agreement, no Agent shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. No Agent shall be responsible to any Lender or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this

Agreement or any other Credit Document or the financial condition of Holdings and its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of Holdings and its Subsidiaries or the existence or possible existence of any Default or Event of Default.

          11.04 CERTAIN RIGHTS OF THE AGENTS. If any Agent shall request instructions from the Required Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, such Agent shall be entitled to refrain from such act or taking such action unless and until such Agent shall have received instructions from the Required Lenders; and such Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender nor any holder of any Note shall have any right of action whatsoever against any Agent as a result of such Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders.

          11.05 RELIANCE. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype, facsimile or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that such Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by such Agent.

          11.06 INDEMNIFICATION. To the extent that any Agent is not reimbursed and indemnified by the Borrower, each Lender will reimburse and indemnify such Agent, in proportion to its "percentage" as used in determining the Required Lenders (determined as if there were no Defaulting Lenders) for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by such Agent in performing its duties hereunder or under any other Credit Document, in any way relating to or arising out of this Agreement or any other Credit Document; PROVIDED that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of any Agent (as determined by a court of competent jurisdiction in a final and non-appealable decision).

          11.07 THE AGENTS IN THEIR INDIVIDUAL CAPACITY. With respect to its obligation to make Loans under this Agreement, each Agent shall have the rights and powers specified herein for a "Lender" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Lenders," "Required Lenders," "Supermajority Lenders," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Each Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Credit Party or any Affiliate of any Credit Party as if it were not performing the duties specified herein, and may accept fees and other consideration from Holdings, or any other Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

          11.08 HOLDERS. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

          11.09 RESIGNATION. (a) The Administrative Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 30 days' prior written notice to the Borrower and the Lenders. Any such resignation by an Administrative Agent hereunder shall also constitute its resignation as a Letter of Credit Issuer, the Swingline Lender and the Collateral Agent, in which case upon the effectiveness of such resignation in accordance with this Section 11.09 the resigning Administrative Agent (x) shall not be required to issue any further Letters of Credit, make any additional Swingline Loans hereunder or discharge any duties of the "Collateral Agent" under the Security Documents and (y) shall maintain all of its rights as a Letter of Credit Issuer, the Swingline Lender and the Collateral Agent, as the case may be, with respect to any Letters of Credit issued by it, Swingline Loans made by it, or actions taken (or omitted to be taken) by it under the Security Documents, in each case prior to the effective date of such resignation. Such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

          (b) Upon any such notice of resignation, the Required Lenders shall appoint a successor Administrative Agent hereunder or thereunder (who must also agree, unless the resigning Administrative Agent otherwise consents (or another Person is appointed as Collateral Agent in a manner consistent with the requirements of this clause (b)), to act as Collateral Agent) who shall be a commercial bank or trust company reasonably acceptable to the Borrower (it being understood and agreed that (i) the Borrower's acceptance of a successor Administrative Agent pursuant to this paragraph (b) shall not be unreasonably withheld and (ii) so long as a Default or Event of Default exists at such time such successor Administrative Agent shall not be required to be reasonably acceptable to the Borrower).

          (c) If a successor Administrative Agent shall not have been so appointed within such 30 day period, the Administrative Agent, with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed but shall not be required at any time when a Default or an Event of Default exists and is continuing), shall then appoint a successor Administrative Agent (which successor Administrative Agent shall be required, unless the resigning Administrative Agent otherwise consents (or another Person is appointed as Collateral Agent in a manner consistent with the requirements of this clause
(c)), to also act as Collateral Agent) who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.

          (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 30th day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent's resignation shall become effective and the Required Lenders shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Credit Document until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided in clause (b) above.

          (e)     Notwithstanding anything to the contrary contained in this
Section 11.09, the Administrative Agent's resignation as Collateral Agent as contemplated in clause (a) above shall not become effective until a successor Administrative Agent appointed in accordance with the provisions of clause (b) or (c) above has agreed to act as "Collateral Agent" under the Credit Documents or another Person has been appointed as Collateral Agent in accordance with the provisions of clause (b) or (c).

          (f) Each Joint Lead Arranger and each Co-Documentation Agent may resign from the performance of all of its functions and duties hereunder and/or under the other Credit Documents at any time by giving 5 Business Days' prior written notice to the Administrative Agent. Such resignation shall take effect on the 5th Business Day after the respective notice is given to the Administrative Agent.

          (g)     Upon a resignation of any Agent pursuant to this
Section 11.09, such Agent shall remain indemnified to the extent provided in this Agreement and the other Credit Documents and the provisions of this Section 11 shall continue in effect for the benefit of such Agent for all of its actions and inactions while serving as an Agent.

          11.10 RELEASES IN CONNECTION WITH GRANTS OF CERTAIN LIENS, etc. In connection with the granting by the Borrower or any of its Subsidiaries of Liens of the type described in clauses (d), (l), (m) and (n) of Section 8.03, the Lenders hereby authorize the Administrative Agent and the Collateral Agent to take any actions deemed appropriate by either such Agent in connection therewith (including, without limitation, by executing appropriate lien releases or lien subordination agreements in favor of the holder or holders of such Liens, in either case solely with respect to the item or items of equipment or other assets subject to such Liens).

          SECTION 12. MISCELLANEOUS.

          12.01 PAYMENT OF EXPENSES, ETC. The Borrower agrees to: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable, documented, out-of-pocket fees and expenses of the Joint Lead Arrangers in connection with the negotiation, preparation, execution and delivery of the Credit Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of White & Case LLP, counsel to the Joint Lead Arrangers and other local and foreign counsel (if any)) and of each Agent and each Lender in connection with the enforcement of the Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and disbursements of counsel for the Agents and for each of the Lenders, provided that, except in the case of a bankruptcy of any Credit Party, no more than one counsel for the Agents and the Lenders may be used in any one jurisdiction); (ii) pay and hold each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iii) indemnify each Lender (including in its capacity as an Agent or Letter of Credit Issuer), its officers, directors, employees, representatives agents, advisors and trustees from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not any Agent or any Lender is a party thereto and whether or not any such investigation, litigation or other proceeding is between or among any Agent, any Lender, any Credit Party or any third Person or otherwise) related to the entering into and/or performance of any Document or the use of the proceeds of any Loans hereunder or the Transaction or the consummation of any transactions contemplated in any Credit Document, or (b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property owned or at any time operated by the Borrower or any of its Subsidiaries, the release, generation, storage, transportation, handling or disposal of Hazardous Materials at any location, whether or not owned or operated by the Borrower or any of its Subsidiaries, the non-compliance of any Real Property with foreign, federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any Real Property, or any Environmental Claim asserted against the Borrower, any of its Subsidiaries or any Real Property owned or at any time operated by Holdings or any of its Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified or an affiliate of such Person (as determined by a court of competent jurisdiction in a final and non-appealable decision)).

          12.02 RIGHT OF SETOFF. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, if an Event of Default then exists, each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special but not trust accounts) and any other Indebtedness at any time held or owing by such Lender (including, without limitation, by branches and agencies of such Lender wherever located) to or for the credit or the account of any Credit Party against and on account of the Obligations and liabilities of such Credit Party to such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations of such Credit Party purchased by such Lender pursuant to Section 12.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

          12.03 NOTICES. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier, facsimile or cable communication) and mailed, telegraphed, telexed, telecopied, faxed, cabled or delivered, if to a Credit Party, c/o Rexnord Corporation, 4701 West Greenfield

Avenue, Milwaukee, Wisconsin, 53214, attention: Chief Financial Officer, telephone: (414) 643-3000, telecopier: (414) 643-3078; if to any Lender, at its address specified for such Lender on Schedule II hereto; or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, and shall be effective when received.

          12.04 BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; PROVIDED, HOWEVER, the Borrower may not assign or transfer any of its rights, obligations or interest hereunder without the prior written consent of the Lenders and, PROVIDED FURTHER, that, although any Lender may transfer participations, assign participations or grant participations in its rights hereunder, such Lender shall remain a "Lender" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments hereunder except as provided in Sections 1.13 and 12.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Lender" hereunder and, PROVIDED FURTHER, that no Lender shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the RF Maturity
Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof (it being understood that any amendment or modification to the financial definitions in this Agreement or to Section 12.07(a) shall not constitute a reduction in the rate of interest or Fees payable hereunder), or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment or a mandatory prepayment shall not constitute a change in the terms of such participation, and that an increase in any Commitment (or the available portion thereof) or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by Borrower of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Credit Documents) supporting the Loans or Letters of Credit hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation.

          (b) Notwithstanding the foregoing, any Lender (or any Lender together with one or more other Lenders) may (x) assign all or a portion of its Commitments and related outstanding Obligations (or, if the Commitments with respect to the relevant Facility have terminated, outstanding Obligations) hereunder to (i)(A) its parent company and/or any affiliate of such Lender which is at least 50% owned by such Lender or its parent company or (B) to one or more other Lenders or any affiliate of any such other Lender which is at least 50% owned by such other Lender or its parent company (PROVIDED that any fund that invests in loans and is

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managed or advised by the same investment advisor of another fund which is a
Lender (or by an Affiliate of such investment advisor) shall be treated as an affiliate of such other Lender for the purposes of this sub-clause (x)(i)(B)), or (ii) in the case of any Lender that is a fund that invests in loans, any other fund that invests in loans and is managed or advised by the same investment advisor of any Lender or by an Affiliate of such investment advisor or (y) assign all, or if less than all, a portion equal to at least (i) in the case of Revolving Commitments (and related Outstandings), $5,000,000 and (ii) in the case of Term Loans, $1,000,000 in each case in the aggregate for the assigning Lender or assigning Lenders, of such Commitments and related outstanding Obligations (or, if the Commitments with respect to the relevant Facility have terminated, outstanding Obligations) hereunder to one or more Eligible Transferees (treating any fund that invests in loans and any other fund that invests in loans and is managed or advised by the same investment advisor of such fund or by an Affiliate of such investment advisor as a single Eligible Transferee), each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment Agreement, PROVIDED that (i) at such time,
Schedule I shall be deemed modified to reflect the Commitments and/or outstanding Loans, as the case may be, of such new Lender and of the existing Lenders, (ii) upon the surrender of the relevant Notes by the assigning Lender (or, upon such assigning Lender's indemnifying the Borrower for any lost Note pursuant to a customary indemnification agreement) new Notes will be issued, at the Borrower's expense, to such new Lender and to the assigning Lender upon the request of such new Lender or assigning Lender, such new Notes to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments and/or outstanding Loans, as the case may be, (iii) the consent of the Administrative Agent and, at all times after the earlier of (A) 60 days following the Initial Borrowing Date and (B) the Syndication Date (so long as no Default or Event of Default then exists and is continuing), the Borrower shall be required in connection with any such assignment pursuant to clause (y) above (each of which consents shall not be unreasonably withheld or delayed), (iv) in the case of any assignment of Revolving Commitments and relating outstanding Obligations, the consent of each Letter of Credit Issuer shall be required (which consent shall not be unreasonably withheld or delayed), (v) the Administrative Agent shall, except in the cases of assignments by CSFB Cayman, receive at the time of each such assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,500 and (vi) no such transfer or assignment will be effective until recorded by the Administrative Agent on the Lender Register pursuant to Section 12.16. To the extent of any assignment pursuant to this Section 12.04(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitments and outstanding Loans (including obligations to participate in Letters of Credit and Swingline Loans and in indemnification payments under Section 11.06 (other than to the extent not then due)). At the time of each assignment pursuant to this Section 12.04(b) to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall, to the extent legally entitled to do so, provide to the Borrower the appropriate Internal Revenue Service Forms (and, if applicable, a Section 4.04 Certificate) described in Section 4.04(b) to the extent such forms would provide a complete exemption from or reduction in United States withholding tax. To the extent that an assignment of all or any portion of a Lender's Commitments and related outstanding Obligations pursuant to Section 1.13 or this Section 12.04(b) would, at the time of such assignment, result in increased costs under Section 1.10,
2.05 or 4.04 from those being charged by the respective assigning Lender prior to such assignment, then the Borrower shall not be obligated to pay such increased costs (although the Borrower, in accordance with and pursuant to the other provisions of this Agreement, shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

          (c) Nothing in this Agreement shall prevent or prohibit any Lender from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank and, with prior notification to the Administrative Agent (but without the consent of the Administrative Agent or the Borrower), any Lender which is a fund may pledge all or any portion of its Loans and Notes to its trustee, to a collateral agent or to another creditor providing credit or credit support to such Lender in support of its obligations to such trustee, such collateral agent or a holder of such obligations, or such other creditor as the case may be. No pledge pursuant to this clause (c) shall release the transferor Lender from any of its obligations hereunder.

          (d) Notwithstanding any other provisions of this Section 12.04 to the contrary, no transfer or assignment of the interests or obligations of any Lender hereunder or any grant of participation therein shall be permitted if such transfer, assignment or grant would require the Borrower to file a registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any State.

          (e) Each Lender initially party to this Agreement hereby represents, and each Person that became a Lender pursuant to an assignment permitted by this Section 12.04 will, upon its becoming party to this Agreement, represent that it is an Eligible Transferee which is in the business of making, purchasing or investing in extensions of credit of the types made under this Agreement and that it will make or acquire Loans for its own account, PROVIDED that subject to the preceding clauses (a), (b) and (d), the disposition of any promissory notes or other evidences of or interests in Indebtedness held by such Lender shall at all times be within its exclusive control.

          12.05 NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of any Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any Credit Party and any Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Agent or any Lender to any other or further action in any circumstances without notice or demand.

          12.06 PAYMENTS PRO RATA. (a) The Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of any Credit Party in respect of any Obligations of such Credit Party hereunder, it shall distribute such payment to the Lenders (other than any Lender that has expressly waived its right to receive its pro rata share thereof) PRO RATA

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based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

          (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans or Fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the respective Credit Party to such Lenders in such amount as shall result in a proportional participation by all of the Lenders in such amount, PROVIDED that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

          (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 12.06(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Non-Defaulting Lenders as opposed to Defaulting Lenders and in connection with repayments of Loans pursuant to Section 4.01(b).

          12.07 CALCULATIONS; COMPUTATIONS. (a) The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Lenders), PROVIDED that (x) except as otherwise specifically provided herein, all computations of Excess Cash Flow and all computations determining compliance with Sections 8.11 and 8.12, including definitions used therein, shall utilize accounting principles and policies in effect at the time of the preparation of, and in conformity with those used to prepare, the historical financial statements of the Rexnord Business delivered to the Lenders pursuant to Section 6.10(b) and (y) if, as a result of any change after the Effective Date in GAAP, any change in such accounting principles and policies used in the preparation of such financial statements occurs, then, following the request of the Borrower, or the Administrative Agent or the Required Lenders, the parties hereto shall negotiate in good faith modifications to the definitions, covenants and other provisions of this Agreement relating to the financial covenant calculations required to be made under this Agreement in order to reflect the impact and the projected impact of such change on the consolidated financial position and results of operations of Holdings and its Subsidiaries (and if an amendment to this Agreement is entered into as contemplated above in this clause (y), then from and after the date thereof the computations pursuant to preceding clause (x) of this proviso shall be made in conformity with the accounting principles and policies referenced in preceding clause (x), but adjusted to give effect to the changes to GAAP made after the Effective Date and on or prior to the date of the respective such amendment), PROVIDED FURTHER, that until such time as any modifications have become effective as contemplated by clause (y) of the immediately preceding proviso, if there has been any change after the Effective Date (or the date of the last amendment effected pursuant to clause (y) of the immediately preceding proviso) in GAAP, then the

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financial statements furnished to the Lenders pursuant hereto shall be accompanied by reconciliation worksheets showing the information required to determine compliance with the provisions referenced in clause (x) of the immediately preceding proviso.

          (b) All computations of interest, Commitment Commission and other Fees hereunder shall be made on the basis of a year of 360 days (or 365/366 days in the case of interest on Base Rate Loans based on the Prime Lending Rate) for the actual number of days.

          12.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED IN THE MORTGAGES OR ANY OTHER SECURITY DOCUMENT, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, EACH OF HOLDINGS AND THE BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF HOLDINGS AND THE BORROWER HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER HOLDINGS OR THE BORROWER, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENTS BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER HOLDINGS OR THE BORROWER. EACH OF HOLDINGS AND THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO HOLDINGS OR THE BORROWER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW UNTIL ANOTHER ADDRESS IS PROVIDED TO THE ADMINISTRATIVE AGENT IN WRITING IN ACCORDANCE WITH SECTION 12.03, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH OF HOLDINGS AND THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE IF IN CONFORMITY WITH THE FOREGOING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY AGENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST HOLDINGS OR THE BORROWER IN ANY OTHER JURISDICTION.

          (b) EACH OF HOLDINGS AND THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          12.09 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

          12.10 EFFECTIVENESS. This Agreement shall become effective on the date (the "Effective Date") on which Holdings, the Borrower and each of the Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent or, in the case of the Lenders, shall have given to the Administrative Agent telephonic (confirmed in writing), written telex or facsimile transmission notice (actually received) that the same has been signed and mailed to it.

          12.11 HEADINGS DESCRIPTIVE. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          12.12 AMENDMENT OR WAIVER, ETC. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party hereto or thereto and the Required Lenders (although additional parties may be added to (and annexes may be modified to reflect such additions), and Subsidiaries of the Borrower may be released from, the Subsidiaries Guaranty and the Security Documents (in connection with permitted sales or dispositions of Equity Interests in the respective Subsidiary Guarantor or Subsidiary Guarantors being released) in accordance with the provisions hereof and thereof without the consent of the other Credit Parties party thereto or the Required Lenders), PROVIDED that no such change, waiver, discharge or termination shall, without the written consent of each Lender (other than a Defaulting Lender) (with Obligations being directly adversely affected in the case of following clause (i)), (i) extend, waive or postpone the final scheduled maturity of any Loan or Note or extend, waive or postpone the stated expiration date of any Letter of Credit beyond the RF Maturity Date, or reduce the rate or extend, waive or postpone

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the time of payment of interest or Fees thereon (except in connection with the waiver of applicability of any post-default increase in interest rates), or reduce the principal amount thereof (it being understood that any amendment or modification to the financial definitions in this Agreement or to Section 12.07(a) shall not constitute a reduction in the rate of interest or Fees for the purposes of this clause (i)), (ii) release all or substantially all of the Collateral under the Security Documents (except as expressly provided in the Credit Documents (x) in connection with the termination of commitments hereunder and repayment in full of all amounts owing pursuant hereto and (y) with respect to permitted sales or dispositions of property), or release all or substantially all of the Guarantors from the Guaranties (except (x) in connection with the termination of commitments hereunder and repayment in full of all amounts owing pursuant hereto and (y) in the case of Subsidiary Guarantors as expressly provided in the Subsidiaries Guaranty in connection with permitted sales or dispositions of Equity Interests in the respective Subsidiary Guarantor or Subsidiary Guarantors being released), (iii) amend, modify or waive any provision of this Section 12.12 (except for technical amendments with respect to additional extensions of credit pursuant to this Agreement which afford the protections to such additional extensions of credit of the type provided to the Term Loans and the Revolving Commitments on the Effective Date), (iv) reduce the percentage specified in the definition of Required Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the extensions of Term Loans and Revolving Commitments are included on the Effective Date), (v) consent to the assignment or transfer by Holdings or the Borrower of any of its rights and obligations under this Agreement (it being understood that, in each case with the consent of the Required Lenders, Holdings may be released from the Holdings Guaranty and the Security Documents to which it is a party in connection with the consummation of a Qualified Public Offering or after the establishment of Intermediate Holdco, provided that Intermediate Holdco has taken all action required by Section 8.07) or (vi) amend, modify or waive any provisions of
Section 12.06(a) providing for payments to be made ratably by the Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in determining any ratable share pursuant to Section 12.06(a) and adjustments to any such Section may be made consistent therewith); PROVIDED FURTHER, that no such change, waiver, discharge or termination shall (1) increase the Commitment of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase of the Commitment of such Lender),
(2) without the consent of each Letter of Credit Issuer, amend, modify or waive any provision of Section 2 or alter its rights or obligations with respect to Letters of Credit, (3) without the consent of the Swingline Lender, alter the Swingline Lender's rights or obligations with respect to Swingline Loans, (4) without the consent of the respective Agent, amend, modify or waive any provision of Section 12 or any other provision as same relates to the rights or obligations of such Agent, (5) without the consent of Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent, or (6) reduce the amount of, or extend the date of, any Scheduled Repayment without the consent of the Supermajority Lenders holding Term Loans, or amend the definition of Supermajority Lenders without the consent of the Supermajority Lenders holding Term Loans

(it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Supermajority Lenders on substantially the same basis as the extensions of Term Loans and Revolving Commitments are included on the Effective Date). Notwithstanding anything to the contrary contained above, the provisions of Section 12.18 hereof may be modified (and may only be modified) in accordance with the express requirements of Section 12.18(b) as originally in effect.

          (b) If, in connection with any proposed change, waiver, discharge or termination of any of the provisions of this Agreement as contemplated by clauses (i) through (v), inclusive, of the first proviso to Section 12.12(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrower shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clauses (A) or
(B) below, to either (A) replace each such non-consenting Lender or Lenders with one or more Replacement Lenders pursuant to Section 1.13 so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination or (B) terminate such non-consenting Lender's Commitments and/or repay each Facility of outstanding Loans of such Lender in accordance with Sections 3.02(b) and/or 4.01(b), provided that, unless the Commitments that are terminated, and Loans repaid, pursuant to preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause (B) the Required Lenders (determined after giving effect to the proposed action) shall specifically consent thereto, provided further, that in any event the Borrower shall not have the right to replace a Lender, terminate its Commitments or repay its Loans solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to
Section 12.12(a).

          12.13 SURVIVAL. All indemnities set forth herein including, without limitation, in Section 1.10, 1.11, 2.05, 4.04, 11.06 or 12.01 shall survive the execution and delivery of this Agreement and the making and repayment of the Loans.

          12.14 DOMICILE OF LOANS. Each Lender may transfer and carry its Loans at, to or for the account of any branch office, subsidiary or affiliate of such Lender, PROVIDED that the Borrower shall not be responsible for costs arising under Section 1.10, 2.05 or 4.04 resulting from any such transfer (other than a transfer pursuant to Section 1.12) to the extent not otherwise applicable to such Lender prior to such transfer (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

          12.15 CONFIDENTIALITY. Each of the Lenders agrees that it will use its commercially reasonable efforts not to disclose without the prior consent of the Borrower (other than to its employees, auditors, counsel or other professional advisors, to affiliates or to another Lender if the Lender or such Lender's holding or parent company in its reasonable discretion determines that any such party should have access to such information) any information with respect to Holdings or any of its Subsidiaries which is furnished pursuant to this Agreement; PROVIDED, that any Lender may disclose any such information (a) as has become generally available to the public, (b) as may be required or appropriate in any report, statement or

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testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors or to the NAIC, (c) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation (notice of which will be promptly sent to the Borrower to the extent permitted by Law), (d) in order to comply with any law, order, regulation or ruling applicable to such Lender, and (e) to any prospective transferee in connection with any contemplated transfer of any of the Notes or any interest therein by such Lender; PROVIDED, that such prospective transferee is notified of the confidentiality requirements relating thereto and (f) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisors; PROVIDED, that such contractual counterparty or such contractual counterparty's professional advisors, as the case may be, is notified of the confidentiality requirements relating thereto. No Lender shall be obligated or required to return any materials furnished by Holdings or any Subsidiary. Holdings and the Borrower hereby agree that the failure of a Lender to comply with the provisions of this Section 12.15 shall not relieve the Credit Parties of any of their obligations to such Lender under this Agreement and the other Credit Documents.

          12.16 LENDER REGISTER. The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for purposes of this Section 12.16, to maintain a register (the "Lender Register") on which it will record the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation shall not affect the Borrower's obligations in respect of such Loans. With respect to any Lender, the transfer of the Commitments of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Lender Register maintained by the Administrative Agent with respect to ownership of such Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Administrative Agent on the Lender Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment Agreement pursuant to Section 12.04(b). The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section
12.16 (but excluding such losses, claims, liabilities or liabilities incurred by reason of the Administrative Agent's gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision)). The Lender Register shall be available for inspection by the Borrower or any Lender at any reasonable time, and from time to time, upon reasonable prior notice.

          12.17 ACQUISITION OF CHANGZHOU HANSEN JIANGLANG TRANSMISSIONS CO. LTD AND BROOK HANSEN S.A.. Notwithstanding anything to the contrary contained in the Credit Agreement, it is understood and agreed that the acquisition of Changzhou Hansen Jianglang Transmissions Co. Ltd and Brook Hansen S.A. pursuant to the Acquisition shall not be required to be consummated on the Initial Borrowing Date, and if either such acquisition is not consummated on such date such acquisition may later be consummated following (i) in the case of the acquisition of Changzhou Hansen Jianglang Transmissions Co. Ltd, the receipt by Changzhou Hansen Jianglang Transmissions Co. Ltd of the approval of the Wujin Foreign Economic Relations and Trade Commission so long as no further consideration is paid therefor and (ii) in the case of Brook Hansen S.A., the receipt by Rexnord France Holdings SAS of the approval of the Director General of Competition, Consumer Affairs, and Repression of Frauds so long as the aggregate purchase price therefor does not exceed $13,000,000. In the event that either such acquisition is consummated after the Initial Borrowing Date as contemplated above, the Borrower shall be permitted to make an intercompany loan to Rexnord France Holdings SAS and a subsequent sale of such loan to Rexnord Finance BV in exchange for an intercompany loan on substantially the same term to effect such acquisition, provided that the aggregate principal amount of any such intercompany loan made to Rexnord France Holdings SAS shall not exceed $13,000,000.

          12.18 LIMITATION ON CERTAIN ENFORCEMENT ACTIONS. (a) The Agents and the Lenders hereby acknowledge and agree that, notwithstanding anything to the contrary contained herein or in any other Credit Document, none of the following actions shall be taken without the prior written consent of each Agent (if any) who would have a voting percentage of at least 5% in determining the Required Lenders at such time: (A) the purchase or other acquisition of any direct ownership interest by any Agent (in such capacity or on behalf of any or all of the Secured Creditors) or any Lender or Lenders (except as a result of any purchase by one or more Lenders in their individual capacities pursuant to a foreclosure sale) of any Equity Interests of any of Rexnord North America Holding, Inc. or Clarkson Industries, Inc.; (B) the exercise of any voting rights by any Agent (in such capacity or behalf of any or all of the Secured Creditors) or any Lender or Lenders (except following any purchase by one or more Lenders in their individual capacities pursuant to a foreclosure sale) with respect to the Equity Interests of any of Rexnord North America Holdings, Inc. or Clarkson Industries, Inc.; or (C) the purchase or other acquisition of any direct ownership interest by any Agent (in such capacity or on behalf of the Secured Creditors) or any Lender or Lenders (except as a result of any purchase by one or more Lenders in their individual capacities pursuant to a foreclosure sale) in any of the real property listed as items 1, 2, 4, 11 and 13 on Schedule III, whether through purchase upon foreclosure of any lien granted to the Administrative Agent for the benefit of the Secured Parties under the Security Agreement or any Mortgage or otherwise.

          (b) It is acknowledged and agreed by all parties hereto that provisions of this Section 12.18 are solely for the benefit of the Agents and Lenders (and not the Borrower or any other Credit Party), and, that notwithstanding anything to the contrary contained herein, the provisions hereof may be modified, waived or amended only with the consent of the Required Lenders and each Agent (if any) who would have a voting percentage of at least 5% in determining Required Lenders at such time, with no consent of any Credit Party being required in connection with any modification, amendment or waiver of the provisions of this Section 12.18 effected in accordance with the preceding portion of this sentence.

          SECTION 13. HOLDINGS GUARANTY.

          13.01 THE GUARANTY. In order to induce the Lenders to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by Holdings from the proceeds of the Loans and the issuance of the Letters of Credit, Holdings hereby unconditionally and irrevocably guarantees, as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, acceleration or otherwise, of any and all of the Guaranteed Obligations. If any of the Guaranteed Obligations becomes due and payable hereunder, Holdings unconditionally promises to pay such indebtedness to the Guaranteed Creditors, on demand, together with any and all expenses which may be actually incurred by the Guaranteed Creditors in collecting any of the Guaranteed Obligations. If claim is ever made upon any Guaranteed Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event Holdings agrees that any such judgment, decree, order, settlement or compromise shall be binding upon Holdings, notwithstanding any revocation of this Guaranty or any other instrument evidencing any liability of the Borrower, and Holdings shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

          13.02 BANKRUPTCY. Additionally, Holdings unconditionally and irrevocably guarantees the payment of any and all of the Guaranteed Obligations to the Guaranteed Creditors whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in
Section 9.05, and unconditionally promises to pay such indebtedness on demand, in Dollars.

          13.03 NATURE OF LIABILITY. The liability of Holdings hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations whether executed by Holdings, any other guarantor or by any other party, and the liability of Holdings hereunder is not affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (e) any payment made to the Guaranteed Creditors on the Guaranteed Obligations which any such Guaranteed Creditor repays to the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Holdings waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

          13.04 INDEPENDENT OBLIGATION. The obligations of Holdings hereunder are independent of the obligations of any other guarantor, any other party or the Borrower, and a separate action or actions may be brought and prosecuted against Holdings whether or not action is brought against any other guarantor, any other party or the Borrower and whether or not any other guarantor, any other party or the Borrower be joined in any such action or actions. Holdings waives, to the full extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to Holdings.

          13.05 AUTHORIZATION. Holdings authorizes the Guaranteed Creditors without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

          (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed, increased or altered;

          (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

          (c) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or refrain from acting;

          (d) release or substitute any one or more endorsers, guarantors, the Borrower or other obligors;

          (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may substitute the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to its creditors other than the Guaranteed Creditors;

          (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Guaranteed Creditors regardless of what liability or liabilities of the Borrower remain unpaid;

          (g) consent to or waive any breach of, or any act, omission or default under, this Agreement, any other Credit Document or any of the instruments or agreements referred to herein or therein, or otherwise amend, modify or supplement this Agreement, any other Credit Document or any of such other instruments or agreements; and/or

          (h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of Holdings from its liabilities under this Guaranty.

          13.06 RELIANCE. It is not necessary for the Guaranteed Creditors to inquire into the capacity or powers of the Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

          13.07 SUBORDINATION. Any of the indebtedness of the Borrower now or hereafter owing to Holdings is hereby subordinated to the Guaranteed Obligations of the Borrower; and if the Administrative Agent so requests at a time when an Event of Default exists, all such indebtedness of the Borrower to Holdings shall be collected, enforced and received by Holdings for the benefit of the Guaranteed Creditors and be paid over to the Administrative Agent on behalf of the Guaranteed Creditors on account of the Guaranteed Obligations, but without affecting or impairing in any manner the liability of Holdings under the other provisions of this Guaranty. Prior to the transfer by Holdings of any note or negotiable instrument evidencing any of the indebtedness of the Borrower to Holdings, Holdings shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, Holdings hereby agrees with the Guaranteed Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

          13.08 WAIVER. (a) Holdings waives any right (except as shall be required by applicable statute and cannot be waived) to require any Guaranteed Creditor to (i) proceed against the Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other guarantor or any other party or (iii) pursue any other remedy in any Guaranteed Creditor's power whatsoever. Holdings waives any defense based on or arising out of any defense of the Borrower, any other guarantor or any other party, other than payment in full of the Guaranteed Obligations, based on or arising out the disability of the Borrower, any other guarantor or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. The Guaranteed Creditors may, at their election, foreclose on any security held by the Collateral Agent or any other Guaranteed Creditor by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Guaranteed Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of Holdings hereunder except to the extent the Guaranteed Obligations have been paid.

          (b) Holdings waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations. Holdings assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances, bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which Holdings assumes and incurs hereunder, and agrees that the Guaranteed Creditors shall have no duty to advise Holdings of information known to them regarding such circumstances or risks.

          13.09 ENFORCEMENT. The Guaranteed Creditors agree that this Guaranty may be enforced only by the action of the Administrative Agent or the Collateral Agent, in each case acting upon the instructions of the Required Lenders and no Guaranteed Creditor shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Security Documents, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent for the benefit of the Guaranteed Creditors upon the terms of this Guaranty and the Security Documents.

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                RBS GLOBAL, INC.


                                By           /s/
                                  ----------------------------
                                  Name:  Thomas Jansen
                                  Title: Vice President & CFO


                                REXNORD CORPORATION


                                By           /s/
                                  ----------------------------
                                  Name:  Thomas Jansen
                                  Title: Vice President & CFO


                                DEUTSCHE BANK TRUST COMPANY
                                  AMERICAS, Individually and as Administrative
                                  Agent


                                By           /s/
                                  ----------------------------
                                  Name:  Diane F. Rolfe
                                  Title: Vice President


                                DEUTSCHE BANK SECURITIES INC.,
                                  as a Joint Lead Arranger


                                By           /s/
                                  ----------------------------
                                  Name:  David S. Bailey
                                  Title: Managing Director


                                By           /s/
                                  ----------------------------
                                  Name:  Mark [illegible]
                                  Title: MD

                                GENERAL ELECTRIC CAPITAL
                                  CORPORATION, Individually and as Co-
                                  Documentation Agent


                                By           /s/
                                  ----------------------------
                                  Name:  Laurent Paris, VP
                                  Title: Duly Authorized Signatory


                                WACHOVIA BANK, NATIONAL
                                  ASSOCIATION, Individually and as Co-
                                  Documentation Agent


                                By           /s/
                                  ----------------------------
                                  Name:  Chris R. Hetterly
                                  Title: Director


                                CREDIT SUISSE FIRST BOSTON, acting through
                                  its Cayman Islands Branch, Individually and as a Joint Lead Arranger


                                By           /s/
                                  ----------------------------
                                  Name:  Richard B. Carey
                                  Title: Managing Director


                                By           /s/
                                  ----------------------------
                                  Name:  Mark E. Gleason
                                  Title: Director


                                CREDIT LYONNAIS NEW YORK BRANCH


                                By           /s/
                                  ----------------------------
                                  Name:  Alexander Averbukh
                                  Title: VP

                                M&I MARSHALL & ILSLEY BANK


                                By           /s/
                                  ----------------------------
                                  Name:  Ronald J. Carey
                                  Title: Vice President


                                By           /s/
                                  ----------------------------
                                  Name:  Stephen E. Kalmer
                                  Title: Assistant Vice President


                                TRANSAMERICA BUSINESS CAPITAL
                                  CORPORATION


                                By           /s/
                                  ----------------------------
                                  Name:  Stephen K. Goetschius
                                  Title: Senior Vice President


                                CIT LENDING SERVICES CORPORATION


                                By           /s/
                                  ----------------------------
                                  Name:  John P. Sirico, II
                                  Title: Vice President


                                NATIONAL CITY BANK


                                By           /s/
                                  ----------------------------
                                  Name:  Andrew J. Pernsteiner
                                  Title: Account Officer


                                PROTECTIVE LIFE INSURANCE COMPANY


                                By           /s/
                                  ----------------------------
                                  Name:  Diane S. Griswold
                                  Title: AVP

                                                                      SCHEDULE I

                                   COMMITMENTS

                                                   Term Loan      Revolving Loan
Lender                                             Commitment       Commitment
------                                           --------------   --------------
Deutsche Bank Trust Company Americas             $  144,750,000   $   14,625,000

Credit Suisse First Boston                       $  144,750,000   $   14,625,000

Wachovia Bank, National Association              $            0   $   12,500,000

General Electric Capital Corporation             $   20,000,000   $   12,500,000

Credit Lyonnais                                  $   15,000,000   $    5,000,000

M&I Marshall & Ilsley Bank                       $    3,000,000   $    9,000,000

Protective Life Insurance Company                    11,000,000   $            0

Transamerica Business Capital Corporation        $    7,000,000   $    3,500,000

CIT Lending Services Corporation                 $    8,500,000   $    1,750,000

National City Bank                               $    6,000,000   $    1,500,000

                                                 --------------   --------------
TOTAL:                                           $  360,000,000   $   75,000,000

                                                                     SCHEDULE II

                                LENDER ADDRESSES

Lender                                                    Address
------                                                    -------
Deutsche Bank Trust Company Americas                      Diane Rolfe
                                                          31 West 52nd Street
                                                          New York, NY 10019
                                                          Telephone No.: (646) 324-2194
                                                          Telecopier No.: (646) 324-7460
                                                          Email:diane.rolfe@db.com

Credit Suisse First Boston                                William O'Daly
                                                          11 Madison Avenue
                                                          New York, NY 10010
                                                          Telephone No.: (212) 325-1986
                                                          Telecopier No.: (212) 325-8615
                                                          Email:william.o'daly@csfb.com

Wachovia Bank, National Association                       Chris Hetterly
                                                          301 South College Street 6th Fl
                                                          Charlotte, NC 28288
                                                          Telephone No.: (704) 715-8024
                                                          Telecopier No.: (704) 715-8033
                                                          Email:christopher.hetterly@wachovia.com

General Electric Capital Corporation                      Laurent Paris
                                                          335 Madison Ave 12th Fl
                                                          NY, NY 10017
                                                          Telephone No.: (212) 370-8014
                                                          Telecopier No.: (212) 309-8783
                                                          Email:laurent.paris@gecapital.com

Credit Lyonnais                                           Alexander Averbukh
                                                          1301 Ave of the Americas
                                                          NY, NY 10019
                                                          Telephone No.: (212) 261-7335
                                                          Telecopier No.: (212) 261-3375
                                                          Email:alex.averbukh@clamericas.com

M&I Marshall & Ilsley Bank                                Ronald Carey
                                                          770 North Water Street
                                                          Milwaukee, WI 53201
                                                          Telephone No.: (414) 765-7439
                                                          Telecopier No.: (414) 765-7625
                                                          Email:ron.carey@micorp.com

                                                                     SCHEDULE II

Lender                                                    Address
------                                                    -------
Protective Life Insurance Company                         Diane Griswold
                                                          2801 Highway 280 South
                                                          Birmingham, AL 35223
                                                          Telephone No.: (205) 868-4427
                                                          Telecopier No.: (205) 868-3642
                                                          Email:Diane.Griswold@protective.com

Transamerica Business Capital Corporation                 Steve Goetschius
                                                          555 Theodore Fremd Ave
                                                          Suite C-301
                                                          Rye, NY 10580
                                                          Telephone No.: (914) 925-7234
                                                          Telecopier No.: (914) 921-9072
                                                          Email:steve.goetschius@tramsamerica.com

CIT Lending Services Corporation                          John P. Sirico
                                                          1 CIT Drive 3rd Fl
                                                          Livingston, NJ 07039
                                                          Telephone No.: (973) 422-5858
                                                          Telecopier No.: (973) 422-5822
                                                          Email:john.sirico@cit.com

National City Bank                                        Andrew Pernsteiner
                                                          National City Center
                                                          PO Box 5756
                                                          Cleveland, OH 44101
                                                          Telephone No.: (216) 222-9400
                                                          Telecopier No.: (216) 222-0003
                                                          Email:andrew.pernsteiner@nationalcity.com

                                  SCHEDULE III
                                 REAL PROPERTIES

A.    Owned Properties

    (1)  *2400 Curtiss Street, Downers Grove, Illinois

    (2)  *2324 Curtiss Street, Downers Grove, Illinois

    (3)  *634 Glenn Avenue, Wheeling, Illinois

    (4)  *7601 Rockville Road, Indianapolis, Indiana

    (5)  *6325 Morenci Trail, Indianapolis, Indiana

    (6) *472 Andrew Higgins Drive (Square 136, Lots 10, 1, 2, & 3, and Square 136, Lots 1-7), New Orleans, Louisiana

    (7)  *1020 Constance Street (Square 136, Lots 11-21), New Orleans, Louisiana

    (8)  *1039 Constance Street (Square 137, Lot C), New Orleans, Louisiana

    (9)  *Lot Y Camp Street (Square 159), New Orleans, Louisiana

    (10) *Lot J Andrew Higgins Drive (Square 135, Lots 1-6), New Orleans, Louisiana

    (11) *1000 Chain Drive, Morganton, North Carolina

    (12) *1272 Dakota Drive, Grafton, Wisconsin

    (13) *4701 West Greenfield Avenue, Milwaukee, Wisconsin

    (14) *5555 South Moorland Road, New Berlin, Wisconsin

    (15) Road 14, KM 25.3, Boulevard Los Llanos (Lot No. 2, Coamo Industrial
         Area), Coamo, Puerto Rico

    (16) 380 Mountain Grove Street, Bridgeport, Connecticut

    (17) 499 Ocean Avenue, East Rockaway, New York

    (18) 304 Main Street, Warren, Pennsylvania

    (19) 250 Yarnell Industrial Park, Clinton, Tennessee

    (20) Route 340 and 909 LD Avenue, Stuarts Draft, Virginia

* indicates mortgaged property.

B.    Leased Properties

    (21) 2175 Union Place, Simi Valley, California

    (22) 6040 Fletcher Avenue, Lincoln, Nebraska

    (23) 510 Ocean Avenue, East Rockaway, New York

    (24) 700 Progress Drive, Horsham, Pennsylvania

    (25) 5150 International Drive, Cudahy, Wisconsin

    (26) 14434 Best Avenue, Sante Fe Springs, California

    (27) 201-A Wharton Circle, Atlanta, Georgia

    (28) 2501 Allan Drive, Elk Grove Village, Illinois

    (29) 3655 Brookham Drive, Grove City, Ohio

    (30) 1105 Howard Street, Deer Park, Texas

    (31) 9364 Wallsville Road, Houston, Texas

    (32) 2495 Pipestone Road, Benton Harbor, Michigan

                                   SCHEDULE IV
                              Existing Indebtedness

1.  SHORT TERM LOANS

    a.     Borrower:         Changzhou Hansen Jianglang Transmissions Company
                             Limited
           Lender:           Agricultural Bank China Changzou Branch
           Amount:           An original principal amount of RMB 17,641,650
                             (approximately $2,138,381).
           Rate:             5.85% per year
           Expiry:           One-year term loan with automatic renewal for a
                             period of five years from 4/2/02.

    b.     Borrower:         Changzhou Hansen Jianglang Transmissions Company
                             Limited
           Lender:           Agricultural Bank China Changzou Branch
           Amount:           An original principal amount of RMB 12,000,000
                             (approximately $1,454,545).
           Rate:             5.31% per year
           Expiry:           12/31/02 with automatic annual renewal.

2.  GUARANTEES

    a.     Borrower:         Changzhou Hansen Jianglang Transmissions Company
                             Limited (the Note payable facility)
           Lender:           Agricultural Bank China Changzou Branch
           Guarantor         Rexnord Corporation (now known as Rexnord North
                             America Holdings Inc.).
           Amount:           An original principal amount of RMB 17,641,650
                             (approximately $2,138,381).

3.  CAPTIAL LEASES

    a.     Lessee:           Rexnord Corporation (now known as Rexnord North
                             America Holdings, Inc.
           Lessor:           Citicorp Vendor Finance
           Amount:           $44,000
           Lease Term:       48 months (Initial payment made on 3/02)
           Lessee:           Stephan GmbH
           Lessor:           Invensys
           Amount:           Euro 29,500 per month (approximately $32,931)
           Lease Term:       15 years
           Present Value:    Euro 3.24 million (approximately $3.62 million)

4.  INDUSTRIAL REVENUE BONDS

    a.    Rexnord Corporation (now known as Rexnord North America Holdings,Inc.)

          Issuer:             Anderson County Industrial Development Bonds,
                              Tennessee

          Trustee:            Bank of New York
          Maturity Date:      10/1/09
          Amount Outstanding: $1.34 million

5.  LETTERS OF CREDIT

           The attached chart lists letters of credit outstanding as of the closing date.

DIV     NATIONSBANK/BANK OF   TYPE  OPENING AMOUNT     DOLLAR     BENEFICIARY                              COUNTRY      ISSUE DATE
        AMERICA L/C NO.                                AMOUNT
CED     7401358               W     USD  97,500.00    97,500.00   Signal Mountain Cement Company           Domestic        3/5/1999
CED     7401810               W     USD  84,700.00    84,700.00   Fuller Company                           Domestic        6/1/1999
CED     7402088               W     USD 153,950.00   153,950.00   Fuller Company                           Domestic       6/18/1999
CED     7402106               W     USD   7,480.00     7,480.00   Signal Mountain Cement Company           Domestic       6/21/1999
CED     7402655               W     USD   7,930.00     7,930.00   Signal Mountain Cement Company           Domestic       9/17/1999
CED     7403193               W     USD   8,095.00     8,095.00   Anhui Conch Cement Co., Ltd.             China          1/20/2000
CED     7403624               W     USD  52,160.00    52,160.00   Humboldt Wedag. Inc.                     Domestic        5/2/2000
CED     7404012               W     USD  22,936.00    22,936.00   China National Chemical Consl. Corp.     China          8/10/2000
CED     7404011               W     USD  31,450.00    31,450.00   Fuller Company                           Domestic       8/10/2000
CED     7404424               W     USD   8,095.00     8,095.00   Anhui Conch Cement Co., Ltd.             China          11/8/2000
CED     7404425               W     USD  34,248.00    34,248.00   Lafarge Corporation                      Domestic       11/8/2000
CED     7404423               W     USD   8,095.00     8,095.00   Anhui Conch Cement Co., Ltd.             China          11/8/2000
CED     7404692               W     USD  30,502.00    30,502.00   F.L. Smidth                              Domestic        1/8/2001
CED     7404693               W     USD  16,320.00    16,320.00   F.L. Smidth                              Domestic        1/8/2001
CED     7404691               W     USD  10,970.00    10,970.00   F.L. Smidth                              Domestic        1/8/2001
CED     7404690               W     USD  15,970.00    15,970.00   F.L. Smidth                              Domestic        1/8/2001
CED     7404733               W     USD  30,750.00    30,750.00   Akcansa Cimento Sanayive Ticarel         Turkey         1/12/2001
CED     7405008               W     USD  15,285.00    15,285.00   Yunnan Phosphate Fertilizer Factory      China           3/2/2001
CED     7405321               W     USD  34,270.00    34,270.00   PCS Phosphate Company, Inc.              Domestic        5/7/2001
CED     7405528               P     USD  25,065.00    25,065.00   Krupp Polysius Corp.                     Domestic       6/27/2001
CED     7405917               W     USD  29,600.00    29,600.00   Kawasaki Heavy Industries Ltd.           Japan          11/5/2001
CED     7410511               DP    USD  35,116.50    35,116.50   ChangZhi Iron & Steel (Group) Co., Ltd.  China         10/14/2002
CED     7410632               W     USD  16,388.00    16,388.00   ChangZhi Iron & Steel (Group) Co., Ltd.  China          11/4/2002

        EXPIRY DATE   REXNORD REF. NO.
CED      3/31/2003      250026
CED     12/31/2002      250033
CED     12/31/2003      250035
CED      4/30/2003      250031
CED      8/31/2003      200110
CED      4/30/2003      200115                  (to be cancelled -- pending reissuance)
CED      5/31/2003      250058
CED     12/31/2002      200140
CED     12/31/2003      250061
CED      3/31/2003      200115                  Replacement for 7403193 pending cancellation
CED     10/31/2003      200158
CED     11/30/2003      250060                  Replacement for 7403846 cancelled 10/12/00
CED      7/31/2004      200133-01/02/05/06/07
CED      7/31/2004      200133-08-01
CED      7/31/2004      200133-09/10-01
CED      7/31/2004      200133-11/12-01
CED      6/30/2006      200166
CED      1/31/2003      200179
CED      12/1/2003      200142
CED      3/31/2003      250063
CED       4/1/2006      200201
CED      1/31/2003      200235
CED     10/31/2004      200235

DIV                  NATIONSBANK/BANK OF   TYPE   OPENING AMOUNT       DOLLAR           BENEFICIARY
                     AMERICA L/C  NO                                   AMOUNT
CED TOTAL                                                                776,875.50
CORPORATE            7405662               P      USD 1,465,000.00     1,215,000.00     FMC Corporation
CORPORATE TOTAL                                                        1,215,000.00
DRIVES               973004                S      USD    44,072.50        44,072.50     Lol 6 Associates Limited Partnership
DRIVES TOTAL                                                              44,072.50
GRAND TOTAL                                                            2,035,948.00

                     COUNTRY               ISSUE DATE    EXPIRY DATE   REXNORD REF.NO.
CED TOTAL
CORPORATE            Domestic              8/3/2001      10/1/2009     PT Components, Inc.
CORPORATE TOTAL
DRIVES               Domestic              3/9/1998       1/1/2008     "Lease dld. 1/1/98"
DRIVES TOTAL
GRAND TOTAL

                                   SCHEDULE V
                                      ERISA

PART A: PLANS

DEFINED BENEFIT PLANS

Rexnord Non-Union Pension Plan (to be created effective as of the date hereof from a spin-off of assets and liabilities from the Invensys Pension Plan)

Rexnord Union Pension Plan

IAM National Pension Plan (Multiemployer Plan); contributions provided per the Collective Bargaining Agreement Between Prager Incorporated and the International Association of Machinists and Aerospace Workers, Crescent City Lodge 37 ("IAM") (Expires 2/6/05)

DEFINED CONTRIBUTION PLANS

Rexnord 401(k) Plan (to be established effective January 1, 2003)

Rexnord Corp. Savings and Investment Plan (Union Employees)


NON-QUALIFIED PLANS

Rexnord Deferred Compensation Plan

Rexnord Supplemental Pension Plan for US Employees

PART B:  REPORTABLE EVENTS

The following Reportable Events will occur with respect to Invensys Pension Plan as a result of the Transaction:

PBGC Reg. 4043.29 - Change in Contributing Sponsor
PBGC Reg. 4043.32 - Transfer of Benefit Liabilities

                                                                               BORROWER     BORROWER
                                                                                DIRECT      INDIRECT
          SUBSIDIARY                                  PARENT                   OWNERSHIP %  OWNERSHIP %
------------------------------------------------------------------------------------------------------
Brook Hansen S.A.                       Rexnord France Holdings S.A.S.             0          100

Brook Hansen France Sales S.A.R.L.      Rexnord France Holdings S.A.S.             0          100

Rexnord France S.A.R.L.                 Rexnord France Holdings S.A.S.             0          100

Einhundertsechsundzwanzigste            Einhundertsfunfundzwanzigste
Verwaltungsgesellschaft Dammtor mbH     Verwaltungsgesellschaft Dammtor
                                        mbH                                        0          100

Rexnord GmbH                            Einhundertsechsundzwanzigste
                                        Verwaltungsgesellschaft Dammtor
                                        mbH                                        0          100

Stephen GmbH                            Einhundertsechsundzwanzigste
                                        Verwaltungsgesellschaft Dammtor
                                        mbH                                        0          100

Rexnord Kette GmbH                      Rexnord GmbH                               0          100

Rexnord Marbett S.r.l.                  Rexnord Italy Holdings S.r.l.              0          100

Marbett 2 S.r.l.                        Rexnord Marbett  S.r.l.                    0          100

M.C.C. Holding B.V.                     Rexnord Netherlands Holdings B.V.          0          100

Addax, Inc.                             Rexnord North America Holdings,
                                        Inc.                                       0          100

Betzdorf Chain Company Inc.             Rexnord North America Holdings,
                                        Inc.                                       0          100

PT Components, Inc.                     Rexnord North America Holdings,
                                        Inc.                                       0          100

Rexnord Australia Pty Ltd.              Rexnord North America Holdings,
                                        Inc.                                       0          100

Rexnord Canada Limited                  Rexnord North America Holdings,
                                        Inc.                                       0          100

Rexnord Conveyor Products               Rexnord North America Holdings,
(WuXi) Co. Limited                      Inc.                                       0          100

Rexnord Export Sales Corporation        Rexnord North America Holdings,
                                        Inc.                                       0          100

Rexnord Germany - I Inc.                Rexnord North America Holdings,
                                        Inc.                                       0          100

Rexnord International Inc.              Rexnord North America Holdings,
                                        Inc.                                       0          100

Rexnord Puerto Rico Inc.                Rexnord North America Holdings,
                                        Inc.                                       0          100

Rexnord, Ltd.                           Rexnord North America Holdings,
                                        Inc.                                       0          100

Rexnord Industrial, S.A. de C.V.        Rexnord North America Holdings,
                                        Inc.
                                        PT Components, Inc.
                                        Rexnord International Inc.
                                        Betzdorf Chain Company Inc.
                                        Rexnord Puerto Rico Inc.                   0          100

                                                                               BORROWER     BORROWER
                                                                                DIRECT      INDIRECT
          SUBSIDIARY                                  PARENT                   OWNERSHIP %  OWNERSHIP %
------------------------------------------------------------------------------------------------------
Rexnord, S.A. de C.V.                   Rexnord North America Holdings,
                                        Inc.
                                        PT Components, Inc.
                                        Rexnord International Inc.
                                        Betzdorf Chain Company Inc.
                                        Rexnord Puerto Rico Inc.                   0          100

Stephen Drives Ltd.                     Rexnord Stephen GmbH & Co. KG              0          100

Rexnord Stephen GmbH & Co. KG           Stephen GmbH (general partner),            0         100 (of
                                        Rexnord Gernany Operations GmbH                      general
                                        (limited partner)                                  partner and
                                                                                            limited
                                                                                            partner)

Winfred Berg Licensco Inc.              W.M. Berg Inc.                             0          100

                                   SCHEDULE VI
                                  Subsidiaries

                                                                                 BORROWER     BORROWER
                                                                                  DIRECT      INDIRECT
          SUBSIDIARY                                      PARENT                 OWNERSHIP %  OWNERSHIP %
--------------------------------------------------------------------------------------------------------
W.M. Berg Inc.                                        Clarkson Industries,
                                                      Inc.                           0           100

M.C.C. Deutschland Kette GmbH                         M.C.C. Holding B.V.            0           100

M.C.C. Nederland B.V.                                 M.C.C. Holding B.V.            0           100

Precision Molding
Components Nederland B.V.                             M.C.C. Holdings B.V.           0           100

Rexnord B.V.                                          M.C.C. Holdings B.V.           0           100

Rexnord M.C.C. Deutschland Kette GmbH                 M.C.C. Holdings B.V.           0           100

Clarkson Industries, Inc.                             RAC-I, Inc.                    0           100

Prager Incorporated                                   RAC-I, Inc.                    0           100

Rexnord North America Holdings, Inc.                  RAC-I, Inc.                    0           100

RBS China Holdings, L.L.C.                            RBS Acquisition
                                                      Corporation                    0           100

Rexnord AB                                            RBS Acquisition
                                                      Corporation                    0           100

Rexnord Correntes Ltda.                               RBS Acquisition
                                                      Corporation                    0         99.99

Rexnord do Brasil Industrial Ltda.                    RBS Acquisition
                                                      Corporation                    0         99.99

Rexnord France Holdings S.A.S.                        RBS Acquisition
                                                      Corporation                    0           100

Einhundertfiinfundzwanzigste                          RBS Acquisition
Verwaltungsgesellschaft                               Corporation                    0           100
Dammtor mbH

Rexnord Italy Holdings S.r.l.                         RBS Acquisition
                                                      Corporation                    0           100

Rexnord Netherlands Holdings B.V.                     RBS Acquisition
                                                      Corporation                    0           100

Changzhou Hansen Jianglang Transmissions              RBS China Holdings, L.L.C.     0           100
Company Limited

RAC-I, Inc.                                           RBS North America, Inc.        0           100

Rexnord Finance B.V.                                  RBS North America,
                                                      Inc.- 50%
                                                      RBS Acquisition
                                                      Corporation - 50%              0           100

RBS Acquisition Corporation                           Rexnord Corporation          100            0

RBS North America, Inc.                               Rexnord Corporation          100            0

Rexnord Belgium NV                                    Rexnord Finance B.V.           0           100

                                  SCHEDULE VII
         Legal Names, Type of Organization, Jurisdiction of Organization

                                                                                        ORGANIZATIONAL
       LEGAL NAME OF             TYPE OF          REGISTERED                            IDENTIFICATION
       CREDIT PARTY           ORGANIZATION          (Y/N)     JURISDICTION   LOCATION        NUMBER
Addax, Inc.                   Corporation             Y        Nebraska      Nebraska    814962
Betzdorf Chain Company Inc.   Corporation             Y        Wisconsin     Wisconsin   1B15971
Clarkson Industries, Inc.     Corporation             Y        New York      New York    None
Prager Incorporated           Corporation             Y        Louisiana     Louisiana   12900040D
PT Components, Inc.           Corporation             Y        Delaware      Delaware    921104
RAC-I, Inc.                   Corporation             Y        Delaware      Delaware    3589997
RBS Acquisition Corporation   Corporation             Y        Delaware      Delaware    3573731
RBS China Holdings, L.L.C.    Limited Liability       Y        Delaware      Delaware    3582309
                              Company
RBS Global, Inc.              Corporation             Y        Delaware      Delaware    3587253
RBS North America, Inc.       Corporation             Y        Delaware      Delaware    3587248
Rexnord Corporation           Corporation             Y        Delaware      Delaware    3573858
Rexnord Germany - I Inc.      Corporation             Y        Delaware      Delaware    2118244
Rexnord International Inc.    Corporation             Y        Delaware      Delaware    617726
Rexnord, Ltd.                 Corporation             Y        Nevada        Nevada      C2244-1970
Rexnord North America         Corporation             Y        Delaware      Delaware    2168721
Holdings, Inc.

                                                                                         ORGANIZATIONAL
      LEGAL NAME OF               TYPE OF          REGISTERED                            IDENTIFICATION
      CREDIT PARTY             ORGANIZATION          (Y/N)    JURISDICTION  LOCATION         NUMBER
Rexnord Puerto Rico Inc.      Corporation              Y       Nevada        Nevada      C2958-1978
W.M. Berg Inc.                Corporation              Y       Delaware      Delaware    897281
Winfred Berg Licensco Inc.    Corporation              Y       Delaware      Delaware    2179999

                                  SCHEDULE VIII
                                 Existing Liens

CAPITAL LEASES

Lessee:             Rexnord Corporation (now known as Rexnord North America
                    Holdings Inc.
Lessor:             Citicorp Vendor Finance
Amount:             $44,000
Lease Term:         48 months (Initial payment made on 3/02)
Collateral:         Equipment: used Daewoo Puma CX 200, includes all tooling,
                    operations and attachments

Lessee:             Stephan GmbH
Lessor:             Invensys
Amount:             Euro 29,500 per month (approximately $32,931)
Lease Term:         15 years
Present Value:      Euro 3.24 million (approximately $3.62 million)
Collateral:         Real property located at Ohsener Strasse 79-83, 31789 Hamen,
                    Germany

The attached chart outlines additional existing liens.

         DEBTOR                              SECURED PARTY                    FILE #          FILING DATE           JURISDICTION
------------------------------------------------------------------------------------------------------------------------------------
Addax, Inc.                   CitiCapital Commercial Leasing Corporation    9901181806-5        12/7/01        NE Secretary of State
Box 81-167 2135 Cornbusker    10561 Barkley, Suite 250                                      Expires: 12/7/06
Highway                       Overland Park, KS 66212
Lincoln, NE 68501

Prager Inc.                   Pitney Bowes Credit Corporation                36-136821          3/12/99         LA - Orleans Parish
472 Howard Avenue             27 Waterview Drive                                            Expires: 3/12/04
New Orleans, LA 70130         Shelton, CT 06484

Rexnord Corporation           Dana Commercial Credit Corp.                   9926460297         9/13/99        CA Secretary of State
14434 Best Avenue             1801 Richards Rd.                                             Expires: 9/13/04
Santa Fe Springs, CA 90670    Toledo, OH 43607

Rexnord Corporation           Citicorp Vendor Finance, Inc./Citicapital      0205060468          2/14/02       CA Secretary of State
2175 Union Place              1990 Vaughn Road, Suite 150                                   Expires: 2/14/07
Siml Valley, CA 93065         Kennesaw, GA 30144

Rexnord Corporation           Meridian Leasing Corporation                    11499925          10/25/01       DE Secretary of State
4701 W. Greenfield Avenue     570 Lake Cook Rd., Suite 300                                  Expires: 10/25/06
Milwaukee, WI 53214           Deerfield, IL 60015

Rexnord Corporation           Dell Financial Services, L.P.                   20181440          12/21/01       DE Secretary of State
4701 W. Greenfield Avenue     14050 Summit Drive                                            Expires: 12/21/06
Milwaukee, WI 53214           Building A, Suite 101
                              Austin, TX 78758

Rexnord Corporation           Meridian Leasing Corporation                    20753552            3/5/02       DE Secretary of State
4701 W. Greenfield Avenue     570 Lake Cook Rd., Suite 300                                   Expires: 3/5/07
Milwaukee, WI 53214           Deerfield, IL 60015

Rexnord Corporation           Storagetek Financial Services Corporation       20786792           3/27/02       DE Secretary of State
6325 Morenci Trail            1000 South McCaslin Blvd.                                     Expires: 3/27/07
Indianapolis, IN 46268        Superior, CO 80027

Rexnord Corporation           Meridian Leasing Corporation                    21076466            4/9/02       DE Secretary of State
4701 W. Greenfield Avenue     570 Lake Cook Rd., Suite 300                                   Expires: 4/9/07
Milwaukee, WI 53214           Deerfield, IL 60015

Rexnord Corporation           Meridian Leasing Corporation                    21696354           6/10/02       DE Secretary of State
4701 W. Greenfield Avenue     570 Lake Cook Rd., Suite 300                                  Expires: 6/10/07
Milwaukee, WI 53214           Deerfield, IL 60015

Rexnord Corporation           Forsythe/McArthur Associates, Inc.              22035701           8/13/02       DE Secretary of State
6325 Morenci Trail            5510 West Howard Street                                       Expires: 8/13/07
Indianapolis, IN 46268        Skokie, IL 60077

Rexnord Corporation           GFC Leasing                                     22094179           8/19/02       DE Secretary of State
5101 W. Beloit Road           2101 W. Beltline Highway                                      Expires: 8/19/07
Milwaukee, WI 53214           Madison, WI 53701

         DEBTOR                        COLLATERAL
-----------------------------------------------------------
Addax, Inc.                     Equipment - Scissor Lift
Box 81-167 2135 Cornbusker
Highway
Lincoln, NE 68501

Prager Inc.                     Equipment - All equipment
472 Howard Avenue               manufactured, sold or distributed by
New Orleans, LA 70130           Pitney Bowes Credit Inc., Monarch
                                marketing Systems Inc., Pitney Bowes
                                Credit Corp. and Dictaphone Corp. and
                                subject to lease dated 12/23/98.

Rexnord Corporation             Equipment - One(1) Kalmar Forklift
14434 Best Avenue               Model DCD 90-6
Santa Fe Springs, CA 90670

Rexnord Corporation             Equipment - One (1) used Daewood
2175 Union Place                Puma CX200
Simi Valley, CA 93065

Rexnord Corporation             Equipment - All equipment leased by
4701 W. Greenfield Avenue       Debtor under Supplement No. 37 to
Milwaukee, WI 53214             Master Lease Agreement dated
                                10/14/1982

Rexnord Corporation             Equipment - All equipment leased by
4701 W. Greenfield Avenue       Debtor under lease #001222471-004
Milwaukee, WI 53214             dated 12/19/01


Rexnord Corporation             Equipment - All equipment leased by
4701 W. Greenfield Avenue       Debtor under Supplement No. 38 to
Milwaukee, WI 53214             Master Lease Agreement dated
                                10/14/1982

Rexnord Corporation             Equipment - All equipment financed
6325 Morenci Trail              by Secured Party.
Indianapolis, IN 46268

Rexnord Corporation             Equipment - All equipment leased by
4701 W. Greenfield Avenue       Debtor under Supplement No. 39 to
Milwaukee, WI 53214             Master Lease Agreement dated
                                10/14/1982

Rexnord Corporation             Equipment - All equipment leased by
4701 W. Greenfield Avenue       Debtor under Supplement No. 40 to
Milwaukee, WI 53214             Master Lease Agreement dated
                                10/14/1982

Rexnord Corporation             Equipment - All equipment leased by
6325 Morenci Trail              Debtor under Master Equipment Lease
Indianapolis, IN 46268          Agreement No. F17632 dated 9/1/92

Rexnord Corporation             Equipment - Canon Copier
5101 W. Deloit Road
Milwaukee, WI 53214

         DEBTOR                              SECURED PARTY                          FILE #           FILING DATE
---------------------------------------------------------------------------------------------------------------------
Rexnord Corporation           Meridian Leasing Corporation                         22306110             9/9/02
4701 W. Greenfiled Avenue     570 Lake Cook Rd., Suite 300
Milwaukee, WI 53214           Deerfield, IL 60015                                                  Expires: 9/9/07


Rexnord Corporation           Raymond Leasing Corp., as assignee of                004160208            2/1/00
2521 Allan Drive              Associated Material Handling Industries Inc.
Elk Grove Village, IL 60007   20 S. Canal Street                                                   Expires: 2/1/05
                              Greene, NY 13778

Rexnord Corporation           Meridian Leasing Corporation                         004338663           2/13/01
4701 W. Greenfiled Avenue     570 Lake Cook Rd., Suite 300
Milwaukee, WI 53214           Deerfield, IL 60015                                                  Expires: 2/13/06


Rexnord Corporation           Arthur Machinery, Inc.                               004340049           2/15/01
2400 Curtiss Street           2501 Landmeier Road
Downers Grove, IL 60515-4037  Elk Grove Village, IL 60007                                          Expires: 2/15/06

Rexnord Corporation           Mazak Corporation, as assignee of                    004344198           2/23/01
2400 Curtiss Street           Machinery Systems, Inc.
Downers Grove, IL 60515-4037  8025 Production Drive                                                Expires: 2/13/06
                              Florence, KY 41042

Rexnord Corporation           Meridian Leasing Corporation                         004377498           4/27/01
4701 West Greenfiled Avenue   570 Lake Cook Rd., Suite 300
West Milwaukee, WI 53214      Deerfield, IL 60015                                                  Expires: 4/27/06


Rexnord Corporation           Newcourt Financial USA Inc., as assignee of     2196081 (original)   6/15/98 (original)
6325 Morenci Trail            Amdahl Corporation                                                   Expires: 6/15/03
Indianapolis, IN 46268        111 Anza Blvd., Suite 200                             2200580
                              Burlingame, CA 94010                               (assignment)     7/13/98 (assignment)

Rexnord Corporation           Meridian Leasing Corporation                    2168061 (original)       1/20/98
4701 West Greenfield Avenue   570 Lake Cook Rd., Suite 300
West Milwaukee, WI 53214      Deerfield, IL 60015                                                  Expires: 1/20/03


Rexnord Corporation           Meridian Leasing Corporation                    2213670 (original)   9/18/98(original)
4701 West Greenfield Avenue   570 Lake Cook Rd., Suite 300                                         Expires: 9/18/03
West Milwaukee, WI 53214      Deerfield, IL 60015
                                                                                    2216554       10/6/98 (amendment)
                                                                                  (amendment)

Rexnord Corporation           Meridian Leasing Corporation                          2221974        11/4/98(original)
4701 West Greenfield Avenue   570 Lake Cook Rd., Suite 300                        (original)       Expires: 11/4/03
West Milwaukee, WI 53214      Deerfield, IL 60015
                                                                                    2246816        3/26/99 (amendment)
                                                                                  (amendment)

         DEBTOR                JURISDICTION             COLLATERAL
--------------------------------------------------------------------------
Rexnord Corporation           DE Secretary of State     Equipment - All equipment leased by
4701 W. Greenfiled Avenue                               Debtor under Supplement No. 41 to
Milwaukee, WI 53214                                     Master Lease Agreement dated
                                                        10/14/1982

Rexnord Corporation           IL Secretary of State     Equipment - Easi Orderpicker and
2521 Allan Drive                                        Douglas Battery
Elk Grove Village, IL 60007

Rexnord Corporation           IL Secretary of State     Equipment - All equipment leased by
4701 W. Greenfiled Avenue                               Debtor under Supplement No. 34 to
Milwaukee, WI 53214                                     Master Lease Agreement dated
                                                        10/14/1982

Rexnord Corporation           IL Secretary of State     Equipment - Machinery (various)
2400 Curtiss Street
Downers Grove, IL 60515-4037

Rexnord Corporation           IL Secretary of State     Equipment - One Mazak SQT 250MY
2400 Curtiss Street
Downers Grove, IL 60515-4037

Rexnord Corporation           IL Secretary of State     Equipment - All equipment leased by
4701 West Greenfiled Avenue                             Debtor under Supplement No. 36 to
West Milwaukee, WI 53214                                Master Lease Agreement dated
                                                        10/14/1982

Rexnord Corporation           IN Secretary of State     Equipment - Informational Lease
6325 Morenci Trail                                      Filing Only
Indianapolis, IN 46268

Rexnord Corporation           IN Secretary of State     Equipment - All equipment leased by
4701 West Greenfield Avenue                             Debtor under Supplement No. 27A to
West Milwaukee, WI 53214                                Master Lease Agreement dated
                                                        10/14/1982

Rexnord Corporation           IN Secretary of State     Equipment - All equipment leased by
4701 West Greenfield Avenue                             Debtor under Supplement No. 28 to
West Milwaukee, WI 53214                                Master Lease Agreement dated
                                                        10/14/1982

Rexnord Corporation           IN Secretary of State     Equipment - All equipment leased by
4701 West Greenfield Avenue                             Debtor under Supplement No. 26R to
West Milwaukee, WI 53214                                Master Lease Agreement dated
                                                        10/14/1982


    DEBTOR                                   SECURED PARTY                          FILE #       FILING DATE
-------------------------------------------------------------------------------------------------------------------
Rexnord Corporation              Newcourt Financial USA Inc., as assignee of        2262797          6/15/99
6325 Morenci Trail               Amdahl Corporation                                             Expires: 6/15/04
Indianapolis, IN 46268           111 Anza Blvd., Suite 200
                                 Burlingame, CA 94010

Rexnord Corporation              Meridian Leasing Corporation                       2279842          9/14/99
4701 West Greenfield Avenue      570 Lake Cook Rd., Suite 300                                   Expires: 9/14/04
West Milwaukee, WI 53214         Deerfield, IL 60015

Rexnord Corporation              Crown Credit Company                               2296341         12/20/99
7601 Rockville Road              44 S. Washington Street                                        Expires: 12/20/04
Indianapolis, IN 46214           New Bremen, OH 45869

Rexnord Corporation              Crown Credit Company                               2300938          1/20/00
7601 Rockville Road              44 S. Washington Street                                        Expires: 1/20/05
Indianapolis, IN 46214           New Bremen, OH 45869

Rexnord Corporation(Lessee)      StorageTek Financial Services Corporation          2307575          2/25/00
6325 Morenci Trail               (Lessor)                                                       Expires: 2/25/05
Indianapolis, IN 46206           1000 South McCaslin Blvd.
                                 Superior, CO 80027

Rexnord Corporation              Meridian Leasing Corporation                       2312330          3/15/00
4701 West Greenfield Avenue      570 Lake Cook Rd., Suite 300                                   Expires: 3/15/05
West Milwaukee, WI 53214         Deerfield, IL 60015

Rexnord Corporation              Meridian Leasing Corporation                       2338294          7/27/00
4701 West Greenfield Avenue      570 Lake Cook Rd., Suite 300                                   Expires: 7/27/05
West Milwaukee, WI 53214         Deerfield, IL 60015

Rexnord Corporation              Meridian Leasing Corporation                       2355341         10/27/00
4701 West Greenfield Avenue      570 Lake Cook Rd., Suite 300                                   Expires: 10/27/05
West Milwaukee, WI 53214         Deerfield, IL 60015

Rexnord Corporation(Lessee)      Dresdner Kleinwort Benson                          2359115         11/15/00
6325 Morenci Trail               North America Leasing, Inc., as assignee of                    Expires: 11/15/05
Indianapolis, IN 46206           Amdahl Corporation
                                 75 Wall Street
                                 New York, NY 10005

Rexnord Corporation              Crown Credit Company                               2372741          2/5/01
7601 Rockville Road              40 S Washington Street                                         Expires: 2/1/06
Indianapolis, IN 46214           New Bremen, OH 45869

Rexnord Corporation              Crown Credit Company                               2372770          2/5/01
7601 Rockville Road              40 S Washington Street                                         Expires: 2/1/06
Indianapolis, IN 46214           New Bremen, OH 45869

Rexnord Corporation              Crown Credit Company                               2372796          2/5/01
7601 Rockville Road              40 S Washington Street                                         Expires: 2/1/06
Indianapolis, IN 46214           New Bremen, OH 45869

    DEBTOR                           JURISDICTION                    COLLATERAL
----------------------------------------------------------------------------------------------
Rexnord Corporation              IN Secretary of State   Equipment - Informational Lease
6325 Morenci Trail                                       Filing Only
Indianapolis, IN 46268

Rexnord Corporation              IN Secretary of State   Equipment - All equipment leased by
4701 West Greenfield Avenue                              Debtor under Supplement No. 29 to
West Milwaukee, WI 53214                                 Master Lease Agreement dated
                                                         10/14/82

Rexnord Corporation              IN Secretary of State   Equipment - Crown Lift Truck and
7601 Rockville Road                                      related battery and charger
Indianapolis, IN 46214

Rexnord Corporation              IN Secretary of State   Equipment - Crown Lift Truck and
7601 Rockville Road                                      related battery and charger
Indianapolis, IN 46214

Rexnord Corporation(Lessee)      IN Secretary of State   Equipment - Electronic Data
6325 Morenci Trail                                       Processing
Indianapolis, IN 46206

Rexnord Corporation              IN Secretary of State   Equipment - All equipment leased by
4701 West Greenfield Avenue                              Debtor under Supplement No. 28R to
West Milwaukee, WI 53214                                 Master Lease Agreement dated
                                                         10/14/82

Rexnord Corporation              IN Secretary of State   Equipment - All equipment leased by
4701 West Greenfiled Avenue                              Debtor under Supplement No. 30 to
West Milwaukee, WI 53214                                 Master Lease Agreement dated
                                                         10/14/82

Rexnord Corporation              IN Secretary of State   Equipment - All equipment leased by
4701 West Greenfield Avenue                              Debtor under Supplement No. 32 to
West Milwaukee, WI 53214                                 Master Lease Agreement dated
                                                         10/14/82

Rexnord Corporation(Lessee)      IN Secretary of State   Equipment - Informational Lease
6325 Morenci Trail                                       Filing Only
Indianapolis, IN 46206

Rexnord Corporation              IN Secretary of State   Equipment - One Crown Lift Truck
7601 Rockville Road
Indianapolis, IN 46214

Rexnord Corporation              IN Secretary of State   Equipment - One Crown Lift Truck
7601 Rockville Road
Indianapolis, IN 46214

Rexnord Corporation              IN Secretary of State   Equipment - One EZ-GO Lift Truck
7601 Rockville Road
Indianapolis, IN 46214

    DEBTOR                            SECURED PARTY                         FILE #               FILING DATE
-------------------------------------------------------------------------------------------------------------------
Rexnord Corporation              Crown Credit Company                     200100000077502            2/19/01
7601 Rockville Road              40 S Washington Street                                         Expires: 2/19/06
Indianapolis, IN 46214           New Bremen, OH 45869

Rexnord Corporation              Crown Credit Company                     200100002891033            5/29/01
7601 Rockville Road              40 S Washington Street                                         Expires: 5/29/06
Indianapolis, IN 46214           New Bremen, OH 45869

Rexnord Corporation              Crown Credit Company                     200100003595065            6/25/06
7601 Rockville Road              40 S Washington Street                                         Expires: 6/25/06
Indianapolis, IN 46214           New Bremen, OH 45869

Rexnord Corporation              Meridian Leasing Corporation                9901116300              2/12/01
4701 West Greenfield Avenue      570 Lake Cook Rd., Suite 300                                   Expires: 2/12/06
West Milwaukee, WI 53214         Deerfield, IL 60015

Rexnord Corporation              Norstan Financial Services Inc.             AP0084604               9/14/98
4040 Fondorf Drive               6900 Wedgwood Road                                             Expires: 9/14/03
Columbus, OH 43228-1026          Suite 150
                                 Maple Grove, MN 55311

Rexnord Corporation              Raymond Corporation, as assignee            AP0197121               11/19/99
3655 Brookham Drive              of Storage Concepts, Inc.                                      Expires: 11/19/04
Grove City, OH 43123             20 South Canal Street
                                 Greene, NY 13778

Rexnord Corporation              Raymond Leasing Corporation, as             AP0198252               11/23/99
3655 Brookham Drive              assignee of Storage Concepts, Inc.                             Expires: 11/23/04
Grove City, OH 43123             20 South Canal Street
                                 Greene, NY 13778

Rexnord Corporation              Raymond Leasing Corp., as assignee          AP310528               12/18/00
3655 Gantz Drive                 of Storage Concepts, Inc.                                      Expires: 12/18/05
Grove City, OH 43123             South Canal Street
                                 Greene, NY 13779

Rexnord Corporation              Pitney Bowes Credit Corp.                   29350580                9/3/98
700 Enterprise Road              27 Waterview Drive                                             Expires: 9/3/03
Horsham, PA 19044                Shelton, CT 06484

Rexnord Corporation              Mellon US Leasing, as assignee of           30340098                6/3/99
304 Main Street                  Forsythe/McArthur Associates                                   Expires: 6/3/04
Warren, PA 16365                 525 Market Street
                                 San Francisco, CA 94105

Rexnord Corporation              Meridian Leasing Corporation                33200312                10/19/00
4701 West Greenfield Avenue      570 Lake Cook Rd., Suite 300                                   Expires: 10/19/05
West Milwaukee, WI 53214         Deerfield, IL 60015

Rexnord Corporation              Meridian Leasing Corporation                33261218                10/19/00
4701 West Greenfield Avenue      570 Lake Cook Rd., Suite 300                                   Expires: 10/19/05
West Milwaukee, WI 53214         Deerfield, IL 60015

  DEBTOR                             JURISDICTION                    COLLATERAL
----------------------------------------------------------------------------------------------
Rexnord Corporation              IN Secretary of State   Equipment - One Komatsu Lift Truck
7601 Rockville Road
Indianapolis, IN 46214

Rexnord Corporation              IN Secretary of State   Equipment - One Komatsu Lift Truck
7601 Rockville Road
Indianapolis, IN 46214

Rexnord Corporation              IN Secretary of State   Equipment - One EZ-Go Cart
7601 Rockville Road
Indianapolis, IN 46214

Rexnord Corporation              NE Secretary of State   Equipment - All equipment leased by
4701 West Greenfield Avenue                              Debtor under Supplement No. 34 to
West Milwaukee, WI 53214                                 Master Lease Agreement dated
                                                         10/14/82

Rexnord Corporation              OH Secretary of State   Equipment - Siemens Model 30 and
4040 Fondorf Drive                                       Octel Telecommunications System
Columbus, OH 43228-1026

Rexnord Corporation              OH Secretary of State   Equipment - Raymond Orderpicker,
3655 Brookham Drive                                      including battery and charger
Grove City, OH 43123

Rexnord Corporation              OH Secretary of State   Equipment - Raymond Orderpicker,
3655 Brookham Drive                                      including battery and charger
Grove City, OH 43123

Rexnord Corporation              OH Secretary of State   Equipment - Raymond R30TT Reach,
3655 Gantz Drive                                         including battery and charger
Grove City, OH 43123

Rexnord Corporation              PA Secretary of the     Equipment - All equipment
700 Enterprise Road              Commonwealth            manufactured, sold or distributed by
Horsham, PA 19044                                        Pitney Bowes Credit Inc., Monarch
                                                         marketing Systems Inc., Pitney Bowes
                                                         Credit Corp. and Dictaphone Corp. and
                                                         subject to lease dated 5/26/98.

Rexnord Corporation              PA Secretary of the     Equipment
304 Main Street                  Commonwealth
Warren, PA 16365

Rexnord Corporation              PA Secretary of the     Equipment - All equipment leased by
4701 West Greenfield Avenue      Commonwealth            Debtor under supplement No. 31 to
West Milwaukee, WI 53214                                 Master Lease Agreement dated
                                                         10/14/82

Rexnord Corporation              PA Secretary of the     Equipment - All equipment leased by
4701 West Greenfield Avenue      Commonwealth            Debtor under supplement No. 33 to
West Milwaukee, WI 53214                                 Master Lease Agreement dated
                                                         10/14/82

  DEBTOR                                SECURED PARTY                      FILE #               FILING DATE
-------------------------------------------------------------------------------------------------------------------
Rexnord Corporation              Meridian Leasing Corporation             201054161               2/27/01
4701 West Greenfield Avenue      570 Lake Cook Rd., Suite 300                                 Expires: 2/27/06
West Milwaukee, WI 53214         Deerfield, IL 60015

Rexnord Corporation              Pitney Bowes Credit Corp.                982081135               9/23/98
250 Yamell Ind. Pkwy.            27 Waterview Drive                                           Expires: 9/23/03
Clinton, TN 37716                Shelton, CT 06484

Rexnord Corporation              Ailco Financial Services, Inc.         011001481359              8/10/01
1217 Corporate Dr, West          W222 N833 Cheaney Drive                                      Expires: 9/10/06
Arlington, TX 76006              Waukesha, WI 53186

Rexnord Corporation              Meridian Leasing Corporation            001107 7053              11/7/00
4701 West Greenfield Avenue      570 Lake Cook Rd., Suite 300                                 Expires: 11/7/05
West Milwaukee, WI 53214         Deerfield, IL 60015

Rexnord Corporation              MTS                                     010214 7038              2/14/01
150 Johnson Drive                8848-D Red Oak Blvd.                                         Expires: 2/14/06
Stuarts Draft, VA 24477          Charlotte, NC 28217

Rexnord Corporation              Associates Commercial Corporation       980730 7130              7/30/98
Rts. 340 & 909                   8001 Ridgepoint Drive                                        Expires: 7/30/98
Stuarts Draft, VA 24477          Irving, TX 75063

Rexnord Corporation              Norstan Financial Services, Inc.          1710895                10/28/97
4701 W. Greenfield Avenue        6900 Wedgwood Road, Suite 150                                Expires: 10/28/02
Milwaukee, WI 53214              Maple Grove, MN 55311

Rexnord Corporation              Citicorp Del Lease, Inc., as              1753110                4/21/98
4701 W. Greenfield Avenue        assignee of W.T. Billard Inc.                                Expires: 4/21/03
Milwaukee, WI 53214              450 Mamaroneck Avenue
                                 Harrison, NY 10528

Rexnord Corporation              Dell Financial Services, L.P.             1772504                 7/3/98
4501 W. Greenfield Avenue        14050 Summit Drive                                           Expires: 7/3/03
Milwaukee, WI 53214              Building A. Suite 101
                                 Austin, TX 78758

BTR PowerDrives (Rexnord         Norstan Financial Services, Inc.          1811911                12/21/98
Corporation)                     5101 Shady Oak Road                                          Expires: 12/21/03
125 South 84th Street            Minnetonka, MN 55343
Wauwalosa, WI 53214

Rexnord Corporation              Pitney Bowes Credit Corp.                 1822220                 2/4/99
120 N Broadway                   27 Waterview Drive                                           Expires: 2/4/04
Milwaukee, WI 53202              Shelton, CT 06484

  DEBTOR                             JURISDICTION                    COLLATERAL
----------------------------------------------------------------------------------------------
Rexnord Corporation              TN Department of        Equipment - All equipment leased by
4701 West Greenfield Avenue      State                   Debtor under supplement No. 35 to
West Milwaukee, WI 53214                                 Master Lease Agreement dated
                                                         10/14/82

Rexnord Corporation              TN Department of        Equipment - All equipment
250 Yamell Ind. Pkwy.            State                   manufactured, sold or distributed by
Clinton, TN 37716                                        Pitney Bowes Credit Inc., Monarch
                                                         marketing Systems Inc., Pitney Bowes
                                                         Credit Corp. and Dictaphone Corp. and
                                                         subject to lease dated 5/7/98.

Rexnord Corporation              TX Secretary of State   Furniture
1217 Corporate Dr, West
Arlington, TX 76006

Rexnord Corporation              VA State Corporation    Equipment - All equipment leased by
4701 West Greenfield Avenue      Commission              Debtor under supplement No. 33 to
West Milwaukee, WI 53214                                 Master Lease Agreement dated
                                                         10/14/82

Rexnord Corporation              VA State Corporation    Equipment
150 Johnson Drive                Commission
Stuarts Draft, VA 24477

Rexnord Corporation              VA State Corporation    Equipment
Rts. 340 & 909                   Commission
Stuarts Draft, VA 24477

Rexnord Corporation              WI Dept. of Financial   Equipment - Telecommunications
4701 W. Greenfield Avenue        Institution             System
Milwaukee, WI 53214

Rexnord Corporation              WI Dept. of Financial   Equipment
4701 W. Greenfield Avenue        Institution
Milwaukee, WI 53214

Rexnord Corporation              WI Dept. of Financial   Equipment leased under that lease
4501 W. Greenfield Avenue        Institution             date 6/26/98.
Milwaukee, WI 53214

BTR PowerDrives (Rexnord         WI Dept. of Financial   Equipment - Telecommunications
Corporation)                     Institution             Systems
125 South 84th Street
Wauwalosa, WI 53211

Rexnord Corporation              WI Dept. of Financial   Equipment - All equipment
120 N Broadway                   Institution             manufactured, sold or distributed by
Milwaukee, WI 53202                                      Pitney Bowes Credit Inc., Monarch
                                                         marketing Systems Inc., Pitney Bowes
                                                         Credit Corp. and Dictaphone Corp. and
                                                         subject to lease dated 10/29/98.

  DEBTOR                               SECURED PARTY                             FILE #             FILING DATE
-------------------------------------------------------------------------------------------------------------------
Rexnord Corporation              Pitney Bowes Credit Corp.                      1822217               2/4/99
120 N Broadway                   27 Waterview Drive                                               Expires: 2/4/04
Milwaukee, WI 53202              Shelton, CT 06484

Rexnord Corporation              Associates Leasing Inc.                        1843315               4/30/99
4701 W. Greenfield Avenue        8001 Ridgepoint Drive                                            Expires: 4/30/04
Milwaukee, WI 53214              Irving, TX 75063

Rexnord Corporation              Dell Financial Services, LP                    1852829               6/8/99
4501 W. Greenfield Avenue        14050 Summit Drive                                               Expires: 6/8/04
Milwaukee, WI 53214              Building A, Suite 101
                                 Austin, TX 78758

Rexnord Corporation              Toyota Motor Credit Corporation                1856958               6/23/99
4851 W. Greenfield Avenue        P.O. Box 3457                                                    Expires: 6/23/04
Milwaukee, WI 53214              Torrance, CA 90510-3457

Rexnord Corporation              Bankers/Softech/Mid-States                     1864612               7/19/99
4501 W. Greenfield Avenue        a Division of EAB Leasing Corp.                                  Expires: 7/19/04
Milwaukee, WI 53214              4201 Lake Cook Road
                                 Northbrook, IL 60062

Rexnord Corporation              Crown Credit Company                           1885078               9/27/99
4800 West Mitchell               44 W. Washington Street                                          Expires: 9/27/04
Milwaukee, WI 53214              New Bremen, OH 45869

Rexnord Corporation              American Industrial Leasing                    1947970               4/20/00
4701 W. Greenfield Avenue        P.O. Box 683                                                     Expires: 4/20/05
Milwaukee, WI 53214              Brookfield, WI 53008

Rexnord Corporation              American Industrial Leasing                    1952991               5/4/00
4701 W. Greenfield Avenue        P.O. Box 683                                                     Expires: 5/4/05
Milwaukee, WI 53214              Brookfield, WI 53008

Rexnord Inc.                     Mellon Leasing                                 1972213               7/7/00
4800 W. Mitchell Street         100 Corporate North                                              Expires: 7/7/05
Milwaukee, MI 53214              Bannockburn, IL 60015

Rexnord Corporation              Dell Financial Services, L.P.                  1973411               7/11/00
4501 W. Greenfield Avenue        14050 Summit Drive                                               Expires: 7/11/05
Milwaukee, WI 53214              Building A, Suite 101
                                 Austin, TX 78758

Rexnord Corporation              American Industrial Leasing                    1975688               7/19/00
4800 W. Mitchell Street          P.O. Box 683                                                     Expires: 7/19/05
Milwaukee, WI 53215              Brookfield, WI 53008

Rexnord Corporation              St. Francis Bank, as assignee of American      2007673               11/8/00
4800 W. Mitchell Street          Industrial Leasing                            (original)         Expires: 11/8/05
Milwaukee, WI 53214              13400 Bishop Lane, Suite 350
                                 Brookfield, WI 53005                           2029043
                                                                              (assignment)

  DEBTOR                              JURISDICTION                   COLLATERAL
----------------------------------------------------------------------------------------------
Rexnord Corporation              WI Dept. of Financial   Equipment - All equipment
120 N Broadway                   Institution             manufactured, sold or distributed by
Milwaukee, WI 53202                                      Pitney Bowes Credit Inc., Monarch
                                                         marketing Systems Inc., Pitney Bowes
                                                         Credit Corp. and Dictaphone Corp. and
                                                         subject to lease dated 10/29/98.

Rexnord Corporation              WI Dept. of Financial   Equipment - Forklift
4701 W. Greenfield Avenue        Institution
Milwaukee, WI 53214

Rexnord Corporation              WI Dept. of Financial   Equipment leased under that lease
4501 W. Greenfield Avenue        Institution             dated 5/25/99.
Milwaukee, WI 53214

Rexnord Corporation              WI Dept. of Financial   Equipment - Forklifts
4851 W. Greenfield Avenue        Institution
Milwaukee, WI 53214

Rexnord Corporation              WI Dept. of Financial   Equipment - Computer
4501 W. Greenfield Avenue        Institution
Milwaukee, WI 53214

Rexnord Corporation              WI Dept. of Financial   Equipment - Lift Trucks
4800 West. Mitchell              Institution
Milwaukee, WI 53201

Rexnord Corporation              WI Dept. of Financial   Equipment - Lift Trucks
4701 W. Greenfield Avenue        Institution
Milwaukee, WI 53214

Rexnord Corporation              WI Dept. of Financial   Equipment - All equipment leased by
4701 W. Mitchell Street          Institution             Lessor to Lessee.
Milwaukee, WI 53214

Rexnord Inc.                     WI Dept. of Financial   Equipment - Truck
4800 W. Greenfield Avenue        Institution
Milwaukee, MI 53214

Rexnord Corporation              WI Dept. of Financial   Equipment leased under that certain
4501 W. Greenfield Avenue        Institution             lease dated 6/28/00
Milwaukee, WI 53214


Rexnord Corporation              WI Dept. of Financial   Equipment - Truck
4800 W. Mitchell Street          Institution
Milwaukee, WI 53215

Rexnord Corporation              WI Dept. of Financial   Equipment - Truck and batteries
4800 W. Mitchell Street          Institution
Milwaukee, WI 53214

  DEBTOR                                 SECURED PARTY                          FILE #               FILING DATE
-------------------------------------------------------------------------------------------------------------------
Rexnord Corporation              American Industrial Leasing                    2009579              11/14/00
135 S. 84th Street               P.O. Box 683                                                     Expires: 11/14/05
Suite 111                        Brookfield, WI 53008
Milwaukee, WI 53214

Rexnord Corporation              Dell Financial Services, L.P.                  2019513              12/20/00
4501 W. Greenfield Avenue        14050 Summit Drive                                               Expires: 12/20/05
Milwaukee, WI 53214              Building A. Suite 101
                                 Austin, TX 78758

Rexnord Corporation, Plastics    Yamazen, Inc.                                  2026698               1/16/01
Division                         735 E. Remington Road                                            Expires: 1/16/06
1272 Dakota Drive                Schaumburg, IL 60173
Grafton, WI 53204

Rexnord Corporation              St. Francis Bank, as assignee of American      2029028               1/24/01
4800 W. Mitchell Street          Industrial Leasing                                               Expires: 1/24/06
Milwaukee, WI 53214              13400 Bishop Lane, Suite 350
                                 Brookfield, WI 53005

Rexnord Corporation              American Industrial Leasing                  010004416419           09/14/01
4701 W. Greenfield Avenue        P.O. Box 683                                                     Expires: 9/14/06
Milwaukee, WI 53214              Brookfield, WI 53008

Rexnord Corporation              Citicorp Vendor Finance, Inc., Pk/a          020010835825            6/4/02
4701 W. Greenfield Avenue        Copelco Capital Inc.                                             Expires: 6/4/07
Milwaukee, WI 53214              7165 SW Fir Loop
                                 Suite 204
                                 Tigard, OR 97223

WM Berg Inc.                     Colonial Pacific Leasing corporation, as       97021218             12/18/97
499 Ocean Avenue                 assignee of NIA National Leasing Inc.                            Expires: 12/18/02
E. Rockaway, NY 11518            140. Rt. 17
                                 Paramus, NJ 07652

  DEBTOR                             JURISDICTION                    COLLATERAL
----------------------------------------------------------------------------------------------
Rexnord Corporation              WI Dept. of Financial   Office Furniture
135 S. 84th Street               Institution
Suite 111
Milwaukee, WI 53214

Rexnord Corporation              WI Dept. of Financial   Equipment leased under that certain
4501 W. Greenfield Avenue        Institution             lease dated 12/8/00
Milwaukee, WI 53214

Rexnord Corporation, Plastics    WI Dept. of Financial   Equipment - Brother CNC Tapping
Division                         Institution             Center
1272 Dakota Drive
Grafton, WI 53204

Rexnord Corporation              WI Dept. of Financial   Equipment - Forklift
4800 W. Mitchell Street          Institution
Milwaukee, WI 53214

Rexnord Corporation              WI Dept. of Financial   Furniture
4701 W. Greenfield Avenue        Institution
Milwaukee, WI 53214

Rexnord Corporation              WI Dept. of Financial   Equipment - All equipment leased by
4701 W. Greenfield Avenue        Institution             Lessor to Lessee.
Milwaukee, WI 53214

WM Berg Inc.                     NY - Nassau County      Equipment - Infoseal Model 2612
499 Ocean Avenue
E. Rockaway, NY 11518

                                   SCHEDULE IX
                              Existing Investments

     PART A

     AFFILIATES

                     AUTHORIZED        ISSUED AND
AFFILIATE              SHARES          OUTSTANDING             EQUITY OWNER
---------            ----------        -----------             ------------
Accessoire          12,000 shares      12,000 shares     MCC Holding B.V, - 2,999
Convoyeur
Chain SA

Synergy S.r.l,      10,400; Note:      10,400            Rexnord Marbett S.r.l. - 4,160
                    The equity
                    capital is
                    divided into
                    quotas

Tre. Bi, S.r.l.     26,000; Note:      Approximately     Rexnord Marbett S.r.l. - 12,740 quotas
                    The equity         26,000
                    capital is
                    divided into
                    quotas

     SUBSIDIARIES

     Those investments in Subsidiaries set forth on Schedule VI.

     PART B.

     The following transactions will occur in connection with the Acquisition:

          1.   Belgium Acquisition

               Each of RBS North America, Inc. ("North America") and RBS Acquisition Corporation ("Acquisition") will contribute 1/2 of the shares it holds of Rexnord Belgium NY to Rexnord Finance B.V. ("Finance").

               Each of North America and Acquisition will sell 1/2 of the shares it holds of Rexnord Belgium NV to Finance in exchange for notes.

          2.   French Acquisition

               Rexnord Corporation ("Borrower") will loan a portion of the purchase price to Rexnord France Holdings S.A.S. in exchange of a note. The note will be sold by the Borrower to Finance in exchange for a note.

          3.   Italian Acquisition

               Pursuant to a three-way agreement between Borrower, Acquisition and Rexnord Italy Holdings S.r.l. ("Italy Holdings").

                    Acquisition will sell its shares of Rexnord Marbett S.r.l. to Italy Holdings pursuant to an installment sale agreement.

                    Italy Holdings will issue one note to Acquisition. The note will convert to equity in Italy Holdings.

          4.   Netherlands Acquisition

               Borrower will loan money to Rexnord Netherlands Holdings B.V. ("Netherlands Holdings") and will receive two notes.

               Borrower will sell the notes to Finance in exchange for two notes.

               Acquisition will acquire 1/3 of shares of MCC Holding B.V.

               Acquisition will contribute its shares of MCC Holdings B.V. to Netherlands Holdings.

          5.   German Acquisition

               Acquisition will contribute cash to Rexnord Germany Holdings
               GmbH.

               Borrower will loan money to Rexnord Germany Operations GmbH in exchange for a note.

               Borrower will sell the note to Finance and receive another note.

                                                                       EXHIBIT A

                           FORM OF NOTICE OF BORROWING

                                                                          [Date]

Deutsche Bank Trust Company Americas,
  as Administrative Agent
  for the Lenders party to the
  Credit Agreement referred
  to below
90 Hudson Street
Jersey City, New Jersey 07302

Attention:____________

Ladies and Gentlemen:

          The undersigned, REXNORD CORPORATION (the "Borrower"), refers to the Credit Agreement, dated as of November 25, 2002 (as amended, modified or supplemented from time to time, the "Credit Agreement"; the capitalized terms defined therein being used herein as therein defined), among RBS Global, Inc. ("Holdings"), the Borrower, the lenders from time to time party thereto (the "Lenders"), General Electric Capital Corporation and Wachovia Bank, National Association, as Co-Documentation Agents, and Deutsche Bank Securities Inc. and Credit Suisse First Boston, acting through its Cayman Islands Branch, as Joint Lead Arrangers and Joint Book Runners, and you, as Administrative Agent, and, pursuant to Section 1.03(a) of the Credit Agreement, hereby gives you irrevocable notice that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by
Section 1.03(a) of the Credit Agreement:

          (i) The Proposed Borrowing is to consist of [Term Loans] [Revolving Loans] [Swingline Loans].

          (ii) The aggregate principal amount of the Proposed Borrowing is $________.

          (iii)   The Business Day of the Proposed Borrowing is [__________].(1)

          (iv) The Loans to be made pursuant to the Proposed Borrowing shall be initially maintained as [Base Rate Loans][Eurodollar Loans].

          [(v)    The initial Interest Period for the Proposed Borrowing is
     ________.](2)

----------
     (1) Written notice (or telephonic notice promptly confirmed in writing) is required prior to 12:00 Noon (New York time)(x) at least one Business Day prior to each incurrence of Base Rate Loans and (y) at least three Business Days prior to each incurrence of Eurodollar Loans.

     (2)  To be included for a Proposed Borrowing of Eurodollar Loans.

                                                                       Exhibit A
                                                                          Page 2

          The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

          (A) the representations and warranties contained in the Credit Agreement and the other Credit Documents are and will be true and correct in all material respects, both before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and

          (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

                                            Very truly yours,

                                            REXNORD CORPORATION


                                            By:
                                               --------------------------
                                               Name:
                                               Title:

                                                                     EXHIBIT B-1

                                FORM OF TERM NOTE

$___________                                                  New York, New York
                                                                          [Date]

          FOR VALUE RECEIVED, REXNORD CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to ___________ or its registered assigns (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of Deutsche Bank Trust Company Americas (the "Administrative Agent") initially located at 90 Hudson Street, Jersey City, New Jersey 07302, on the Term Loan Maturity Date (as defined in the Credit Agreement referred to below) the principal sum of ________ DOLLARS ($___) or, if less, the aggregate unpaid principal amount of all Term Loans (as defined in the Credit Agreement) made by the Lender pursuant to the Credit Agreement.

          The Borrower also promises to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Credit Agreement.

          This Note is one of the Term Notes referred to in the Credit Agreement, dated as of November 25, 2002, among RBS Global, Inc., the Borrower, the lenders from time to time party thereto (including the Lender), the Administrative Agent, General Electric Capital Corporation and Wachovia Bank, National Association, as Co-Documentation Agents, and Deutsche Bank Securities Inc. and Credit Suisse First Boston, acting through its Cayman Islands Branch, as Joint Lead Arrangers and Joint Book Runners (as amended, modified or supplemented from time to time, the "Credit Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Credit Agreement). This Note is secured by the Security Documents (as defined in the Credit Agreement) and is entitled to the benefits of the Guaranties (as defined in the Credit Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the Term Loan Maturity Date, in whole or in part, as provided in the Credit Agreement.

          If an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

          The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                                 REXNORD CORPORATION


                                                 By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

                                                                     EXHIBIT B-2

                             FORM OF REVOLVING NOTE

$ _________                                                   New York, New York
                                                                          [Date]

          FOR VALUE RECEIVED, REXNORD CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to ________ or its registered assigns (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of Deutsche Bank Trust Company Americas (the "Administrative Agent") initially located at 90 Hudson Street, Jersey City, New Jersey 07302, on the RF Maturity Date (as defined in the Credit Agreement referred to below) the principal sum of ______ DOLLARS ($_____) or, if less, the unpaid principal amount of all Revolving Loans (as defined in the Credit Agreement) made by the Lender pursuant to the Credit Agreement.

          The Borrower also promises to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Credit Agreement.

          This Note is one of the Revolving Notes referred to in the Credit Agreement, dated as of November 25, 2002, among RBS Global, Inc., the Borrower, the lenders from time to time party thereto (including the Lender), the Administrative Agent, General Electric Capital Corporation and Wachovia Bank, National Association, as Co-Documentation Agents, and Deutsche Bank Securities Inc. and Credit Suisse First Boston, acting through its Cayman Islands Branch, as Joint Lead Arrangers and Joint Book Runners (as amended, modified or supplemented from time to time, the "Credit Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Credit Agreement). This Note is secured by the Security Documents (as defined in the Credit Agreement) and is entitled to the benefits of the Guaranties (as defined in the Credit Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the RF Maturity Date, in whole or in part, as provided in the Credit Agreement.

          If an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

          The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                                 REXNORD CORPORATION


                                                 By:
                                                    ----------------------
                                                    Name:
                                                    Title:

                                                                     EXHIBIT B-3

                             FORM OF SWINGLINE NOTE

$________________                                             New York, New York
                                                        [Initial Borrowing Date]

          FOR VALUE RECEIVED, REXNORD CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to DEUTSCHE BANK TRUST COMPANY AMERICAS or its registered assigns (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of Deutsche Bank Trust Company Americas (the "Administrative Agent") initially located at 90 Hudson Street, Jersey City, New Jersey 07302, on the Swingline Expiry Date (as defined in the Credit Agreement referred to below) the principal sum of __________ DOLLARS ($__________) or, if less, the unpaid principal amount of all Swingline Loans (as defined in the Credit Agreement) made by the Lender pursuant to the Credit Agreement.

          The Borrower also promises to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Credit Agreement.

          This Note is the Swingline Note referred to in the Credit Agreement, dated as of November 25, 2002, among RBS Global, Inc., the Borrower, the lenders from time to time party thereto (including the Lender), the Administrative Agent, General Electric Capital Corporation and Wachovia Bank, National Association, as Co-Documentation Agents, and Deutsche Bank Securities Inc. and Credit Suisse First Boston, acting through its Cayman Islands Branch, as Joint Lead Arrangers and Joint Book Runners (as amended, modified or supplemented from time to time, the "Credit Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Credit Agreement). This
Note is secured by the Security Documents (as defined in the Credit Agreement) and is entitled to the benefits of the Guaranties (as defined in the Credit Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the Swingline Expiry Date, in whole or in part, as provided in the Credit Agreement.

          If an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

          The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                                 REXNORD CORPORATION


                                                 By:
                                                    ----------------------
                                                    Name:
                                                    Title:

                                                                       EXHIBIT C

                        FORM OF LETTER OF CREDIT REQUEST

Dated _____(1)

Deutsche Bank Trust Company Americas, as
  Administrative Agent under the Credit
  Agreement (the "Credit Agreement"),
  dated as of November 25, 2002, among
  RBS Global, Inc., Rexnord Corporation,
  the lenders from time to time party
  thereto, Deutsche Bank Trust Company
  Americas, as Administrative Agent,
  General Electric Capital Corporation
  and Wachovia Bank, National
  Association, as Co-Documentation
  Agents, and Deutsche Bank Securities
  Inc. and Credit Suisse First Boston,
  acting through its Cayman Islands
  Branch, as Joint Lead Arrangers and
  Joint Bank Runners
60 Wall Street
New York, New York 10005 - MS NYC 60-2708

Attention:  Global Loan Operations
            [Standby] Letter of Credit Unit

With a copy to:

Deutsche Bank Trust Company Americas
c/o DB SERVICES NEW JERSEY INC.
90 Hudson Street
5th Floor
Jersey City, New Jersey 07302

Attention:

Letter of Credit Issuer: ___(2)

----------
(1)  Date of Letter of Credit Request.

(2) If Standby Letter of Credit is to be issued by Deutsche Bank Trust Company Americas insert: Deutsche Bank Trust Company Americas, Global Loan Operations, Standby Letter of Credit Unit, 60 Wall Street, New York,
     New York 10005, MS NYC 60-2708. For Standby Letters of Credit to be issued by other Letter of Credit insert name and address of applicable Letter of Credit Issuer. For Trade Letters of Credit insert name and address of applicable Letter of Credit Issuer other than Deutsche Bank Trust Company Americas or its affiliates.

                                                                       Exhibit C
                                                                          Page 2

Dear Ladies and Gentlemen:

          We hereby request that the Letter of Credit Issuer, in its individual capacity, issue a [Standby] [Trade] Letter of Credit for the account of the undersigned on ______(3) (the "Date of Issuance"), which Letter of Credit shall be denominated in ______(4) and shall be in the aggregate Stated Amount of ______(5).

          For the purposes of this Letter of Credit Request, unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall have the respective meaning provided such terms in the Credit Agreement.

          The beneficiary of the requested Letter of Credit will be ______(6), and such Letter of Credit will be in support of ______(7) and will have a stated expiration date of ______(8).

          We hereby certify that:

          (1) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are and will be true and correct in all material respects, both before and after giving effect to the issuance of the Letter of Credit requested hereby, on the Date of Issuance (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); and

          (2) no Default or Event of Default has occurred and is continuing nor, after giving effect to the issuance of the Letter of Credit requested hereby, would such a Default or an Event of Default occur.

                                                 REXNORD CORPORATION
                                                 By:
                                                    ----------------------
                                                    Name:
                                                    Title:


----------

(3) Date of Issuance, which shall be at least two [2] Business Days from the date hereof (or such shorter period as is acceptable to the respective Letter of Credit Issuer).

(4)  Insert name of currency.

(5)  Insert initial aggregate Stated Amount.

(6)  Insert name and address of beneficiary.

(7) Insert description of supportable obligations in the case of Standby Letters of Credit and insert description of trade obligations in the case of Trade Letters of Credit.

(8) Insert the last date upon which drafts may be presented which may not be later than the earlier of (x) (A) in the case of Standby Letters of Credit, 12 months after the date of issuance and (B) in the case of Trade Letters of Credit, 180 days after the date of issuance and (y) the 10th Business Day prior to the RF Maturity Date.

                                                                       EXHIBIT D

                        FORM OF SECTION 4.04 CERTIFICATE

          Reference is hereby made to the Credit Agreement, dated as of November 25, 2002, among RBS Global, Inc. ("Holdings"), Rexnord Corporation (the "Borrower"), the Lenders from time to time party thereto, Deutsche Bank Trust Company Americas, as Administrative Agent, General Electric Capital Corporation and Wachovia Bank, National Association, as Co-Documentation Agents, and Deutsche Bank Securities Inc. and Credit Suisse First Boston, acting through its Cayman Islands Branch, as Joint Lead Arrangers and Joint Book Runners (as amended from time to time, the "Credit Agreement"). Pursuant to the provisions of Section 4.04(b)(ii) of the Credit Agreement, the undersigned hereby certifies that (i) it is not a "bank" as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended and (ii) it meets all of the requirements under Section 871(h) and Section 881(c) of the Code to be eligible for a complete exemption from withholding of United States Taxes on interest payments made to it under the Credit Agreement.

          The undersigned shall promptly notify the Borrower and the Administrative Agent if any of the representations and warranties made herein are no longer true and correct.

                                                  [NAME OF LENDER]


                                                  By:
                                                     ----------------------
                                                     Name:
                                                     Title:

Date: _______________, 200_

                                                                       EXHIBIT E

[LATHAM & WATKINS LETTERHEAD]

                                November 25,2002

To Deutsche Bank Trust Company Americas
31 West 52nd Street
New York, NY 10019

and

Each of the Lenders
Identified on Exhibit A hereto

          Re: Credit Agreement dated as of November 25, 2002, by and among RBS Global, Inc., Rexnord Corporation, the lenders party thereto, Deutsche Bank Trust Company Americas, as administrative agent, General Electric Capital Corporation and Wachovia Bank, National Association as co-documentation agents, and Deutsche Bank Securities Inc. and Credit Suisse First Boston, acting through its Cayman Islands Branch, as joint lead arrangers and joint book runners.

Ladies and Gentlemen:

          We have acted as special counsel to Rexnord Corporation, a Delaware corporation ("BORROWER"), RBS Global, Inc., a Delaware corporation ("HOLDINGS"), PT Components, Inc., a Delaware corporation ("PT COMPONENTS"), RAC-I, Inc., a Delaware corporation ("RAC-I"), RBS Acquisition Corporation, a Delaware corporation ("RBS ACQUISITION"), RBS North America, Inc., a Delaware corporation ("RBS NORTH AMERICA"), Rexnord North America Holdings, Inc., a Delaware corporation ("REXNORD NORTH AMERICA HOLDINGS"), Rexnord Germany - I Inc., a Delaware corporation ("REXNORD GERMANY - I"), Rexnord International Inc., a Delaware corporation ("REXNORD INTERNATIONAL"), Winfred Berg Licensco Inc., a Delaware corporation ("WINFRED BERG LICENSCO"), W.M. Berg Inc., a Delaware corporation ("W.M. BERG") (each of Borrower, Holdings, PT Components, RAC-I, RBS Acquisition, RBS North America, Rexnord North America Holdings, Rexnord Germany
- I, Rexnord International, Winfred Berg Licensco and W.M. Berg, a "DELAWARE CORPORATE CREDIT PARTY" and, collectively, the "DELAWARE CORPORATE CREDIT PARTIES"), RBS China Holdings, L.L.C., a Delaware limited liability company ("RBS CHINA HOLDINGS") (each of RBS China Holdings and the Delaware Corporate Credit Parties, a "DELAWARE CREDIT PARTY" and, collectively, the "DELAWARE CREDIT PARTIES"), Clarkson Industries Inc., a New York corporation ("CLARKSON") (each of Clarkson and the Delaware Credit Parties, an "OPINION ENTITY" and, collectively, the "OPINION ENTITIES"), Betzdorf Chain Company Inc., a Wisconsin corporation ("BETZDORF CHAIN"), Prager Incorporated, a Louisiana corporation ("PRAGER"), Addax, Inc., a Nebraska corporation ("ADDAX"), Rexnord, Ltd., a Nevada corporation ("REXNORD LTD."), and Rexnord Puerto Rico

LATHAM & WATKINS

Deutsche Bank Trust Company Americas
and the Lenders indentified on Exhibit A
November 25, 2002
Page 2

Inc., a Nevada corporation ("REXNORD PUERTO RICO"), in connection with that certain Credit Agreement (the "CREDIT AGREEMENT") dated as of November 25, 2002, by and among Holdings, Borrower, the lenders party thereto (each, a "LENDER" and, collectively, the "LENDERS"), Deutsche Bank Trust Company Americas, as administrative agent for the Lenders, General Electric Capital Corporation and Wachovia Bank, National Association as co-documentation agents, and Deutsche Bank Securities Inc. and Credit Suisse First Boston, acting through its Cayman Islands Branch, as joint lead arrangers and joint book runners.

          PT Components, RAC-I, RBS Acquisition, RBS North America, Rexnord North America Holdings, Rexnord Germany - I, Rexnord International, Winfred Berg Licensco, W.M. Berg, RBS China Holdings, Clarkson, Betzdorf Chain, Prager, Addax, Rexnord Ltd. and Rexnord Puerto Rico are referred to herein collectively as the "SUBSIDIARY GUARANTORS." Holdings, Borrower and the Subsidiary Guarantors are referred to herein collectively as the "CREDIT PARTIES."

          This opinion is rendered to you pursuant to Section 5.01(b) of the Credit Agreement. Capitalized terms defined in the Credit Agreement, used herein and not otherwise defined herein, shall have the meanings given them in the Credit Agreement.

          As such special counsel, we have examined such matters of fact and questions of law as we have considered appropriate for purposes this letter, except where a specific fact confirmation procedure is stated to have been performed (in which case we have, with your consent, performed the stated procedure), and except where a statement is qualified as to knowledge or awareness (in which case we have, with your consent, made no or limited inquiry as specified below). We have examined, among other things, the following:

          (a)  the Credit Agreement;

          (b) the Pledge Agreement (the "PLEDGE AGREEMENT") dated as of the date hereof and executed by each of the Credit Parties in favor of Deutsche Bank Trust Company Americas, acting as collateral agent for the Secured Creditors (as defined in the Pledge Agreement) (in such capacity, the "COLLATERAL AGENT");

          (c) the Security Agreement dated as of the date hereof and executed by each of the Credit Parties in favor of the Collateral Agent (the "SECURITY AGREEMENT");

          (d) the Term Notes dated as of the date hereof and executed by Borrower;

          (e) the Revolving Notes dated as of the date hereof and executed by Borrower;

LATHAM & WATKINS

Deutsche Bank Trust Company Americas
and the Lenders indentified on Exhibit A
November 25, 2002
Page 3

          (f) the Swingline Note dated as of the date hereof and executed by Borrower;

          (g) the Subsidiaries Guaranty dated as of the date hereof and executed by each of the Subsidiary Guarantors;

          (h) the Subordination Agreement dated as of the date hereof and executed by each of the Credit Parties;

          (i) photocopies of the UCC financing statements each naming a Delaware Credit Party as debtor and the Collateral Agent as secured party, together with all schedules and exhibits to such financing statements, to be filed in the Office of the Secretary of State of the State of Delaware (the "DELAWARE FILING OFFICE"), photocopies of which are attached hereto as Exhibit B and incorporated herein by this reference (collectively, the "DELAWARE FINANCING STATEMENTS");

          (j) a photocopy of the UCC financing statement naming Clarkson as debtor and the Collateral Agent as secured party, together with all schedules and exhibits to such financing statement, to be filed in the Office of the Secretary of State of the State of New York (the "NEW YORK FILING OFFICE"), a photocopy of which is attached hereto as Exhibit C and incorporated herein by this reference (the "NEW YORK FINANCING STATEMENT");

          (k) a copy of the Senior Subordinated Note Indenture (the "MATERIAL AGREEMENT");

          (l) a copy of the Certificate of Incorporation and a copy of the Bylaws of each of Clarkson and the Delaware Corporate Credit Parties; and

          (m) a copy of the Certificate of Formation and a copy of the Operating Agreement of RBS China Holdings.

          The documents described in subsections (a)--(g) above are referred to herein collectively as the "OPINION DOCUMENTS." The documents described in subsections (a)-(h) above are referred to herein collectively as the "LOAN DOCUMENTS." The documents described in subsection (l) and (m) above are referred to herein collectively as the "GOVERNING DOCUMENTS." As used in this opinion, the "NY UCC" shall mean the Uniform Commercial Code as now in effect in the State of New York.

          With your consent, we have relied upon the foregoing and certificates of officers of the Credit Parties and others with respect to certain factual matters. We have not independently verified such factual matters. Whenever a statement herein is qualified by "to the

LATHAM & WATKINS

Deutsche Bank Trust Company Americas
and the Lenders indentified on Exhibit A
November 25, 2002
Page 4

best of our knowledge" or a similar phrase, it is intended to indicate that those attorneys in this firm who have rendered legal services in connection with the Credit Agreement do not have current actual knowledge of the inaccuracy of such statement. However, except as otherwise expressly indicated, we have not undertaken any independent investigation to determine the accuracy of any such statement.

          We are opining herein as to the effect on the subject transactions only of the federal laws of the United States, the internal laws of the State of New York, the General Corporation Law of the State of Delaware (the "DGCL"), the Limited Liability Company Act of the State of Delaware (the "DLLCA") and, with respect to our opinions set forth in paragraph 6, we are opining as to the effect on the subject transaction only of the Delaware UCC (as defined below), and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or, in the case of Delaware, any other laws, or as to any matters of municipal law or the laws of any local agencies within any state, or, except as expressly set forth in paragraph 9 of this opinion, any laws which are applicable to the subject transactions or the parties thereto because of the nature or extent of their business or that of any of their affiliates.

          With your permission, we have based our opinions set forth in paragraph 6 exclusively upon our review of Article 9 of the Uniform Commercial Code of the State of Delaware as set forth in the CCH SECURED TRANSACTIONS GUIDE, as supplemented through February 26, 2002 (without regard to judicial interpretations thereof or any regulations promulgated thereunder or any other laws of the State of Delaware), and referred to herein as the "DELAWARE UCC." We call to your attention that we are not licensed to practice in the State of Delaware.

          For purposes of this opinion, we have assumed, with your permission, that: (i) all parties to the Loan Documents (other than the Opinion Entities) are duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization; (ii) all parties to the Loan Documents (other than the Opinion Entities) have the requisite organizational power and authority to execute and deliver each of the Loan Documents to which they are a party, and to perform their respective obligations under each of the Loan Documents to which they are a party; (iii) each of the Loan Documents to which such parties are a party have been duly authorized, executed and delivered by all such parties (other than the Opinion Entities); and (iv) each of the Loan Documents constitutes a legally valid and binding obligation of each of the parties thereto (other than, with respect to the Opinion Documents, the Credit Parties), enforceable against such parties in accordance with its terms; and we express no opinion herein as to such matters.

          Our opinions set forth in paragraph 4 below are based upon our consideration of only those statutes, rules and regulations which, in our experience, are normally applicable to borrowers and guarantors in secured loan transactions.

LATHAM & WATKINS

Deutsche Bank Trust Company Americas
and the Lenders indentified on Exhibit A
November 25, 2002
Page 5

          Subject to the foregoing and the other matters set forth herein, it is our opinion that, as of the date hereof:

          1. Each of the Delaware Corporate Credit Parties is a corporation and is validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to enter into the Loan Documents to which it is a party and to perform its obligations thereunder. RBS China Holdings is a limited liability company and is validly existing and in good standing in the State of Delaware, with limited liability company power and authority to enter into the Loan Documents to which it is a party and to perform its obligations thereunder. Clarkson is a corporation and is validly existing and in good standing under the laws of the State of New York, with corporate power and authority to enter into the Loan Documents to which it is a party and to perform its obligations thereunder.

          2. The execution, delivery and performance of each of the Loan Documents have been duly authorized by all necessary corporate or other organizational action of each of the Opinion Entities which is a party thereto, and the Loan Documents have been duly executed and delivered by each of the Opinion Entities which is a party thereto.

          3. Each of the Opinion Documents constitutes a legally valid and binding obligation of each of the Credit Parties which is a party thereto, enforceable against each of the Credit Parties which is a party thereto in accordance with its terms.

          4. The execution and delivery of the Opinion Documents by the applicable Credit Party and the borrowing of the loans by the Borrower, the requesting of letters of credit by the Borrower, the making of the guaranties by Holdings and the Subsidiary Guarantors and the granting of liens by the Credit Parties, in each case pursuant to the Loan Documents, do not on the date hereof:
(a) to the best of our knowledge of the applicable facts, violate any federal or New York statute, rule or regulation applicable to any Credit Party (including, without limitation, Regulations T, U or X of the Board of Governors of the Federal Reserve System, assuming the Credit Parties comply with the provisions of the Loan Documents relating to the use of proceeds) or the DGCL or DLLCA; (b) violate the provisions of the Governing Documents; (c) result in a breach of or a default under the Material Agreement; or (d) to the best of our knowledge of the applicable facts, require any consents, approvals, authorizations, registrations, declarations or filings by any of the Credit Parties under any federal or New York statute, rule or regulation applicable to any Credit Party except filings and recordings required in order to perfect or otherwise protect the security interests under the Loan Documents. No opinion is expressed in clauses (a) and (d) of this paragraph 4 as to the application of Section 547 and 548 of the federal Bankruptcy Code and comparable provisions of state law or under other laws customarily excluded from such opinions, including any antifraud laws, securities laws, antitrust or trade regulation laws or the Public Utility Holding Company Act of 1935, as amended.

LATHAM & WATKINS

Deutsche Bank Trust Company Americas
and the Lenders indentified on Exhibit A
November 25, 2002
Page 6

          5. The Security Agreement creates a valid security interest in favor of the Collateral Agent for the benefit of the Secured Creditors (as defined in the Security Agreement) in that portion of the collateral described in
Section 3.1 of the Security Agreement in which any Credit Party has rights and a valid security interest may be created under Article 9 of the NY UCC (the "SECURITY COLLATERAL"). The Pledge Agreement creates a valid security interest in favor of the Collateral Agent for the benefit of the Secured Creditors (as defined in the Pledge Agreement) in that portion of the collateral described in
Section 1 of the Pledge Agreement in which any Credit Party has rights and a valid security interest may be created under Article 9 of the NY UCC ( the "PLEDGED COLLATERAL" and, together with the Security Collateral, the "COLLATERAL").

          6. The Delaware Financing Statements are in appropriate form for filing in the Delaware Filing Office. Upon the proper filing of the Delaware Financing Statements in the Delaware Filing Office and the payment of any applicable filing fees, the security interest in favor of the Collateral Agent for the benefit of the Secured Creditors in the Collateral described in the Delaware Financing Statements will be perfected to the extent a security interest in such Collateral can be perfected under the Delaware UCC by the filing of a financing statement in that office.

          7. The New York Financing Statement is in appropriate form for filing in the New York Filing Office. Upon the proper filing of the New York Financing Statement in the New York Filing Office and the payment of any applicable filing fees, the security interest in favor of the Collateral Agent for the benefit of the Secured Creditors in the Collateral described in the New York Financing Statement will be perfected to the extent a security interest in such Collateral can be perfected under the NY UCC by the filing of a financing statement in that office.

          8. Upon delivery of the certificates in registered form representing the shares of capital stock listed on Exhibit D hereto ( the "PLEDGED SECURITIES") to the Collateral Agent in, and while located in, the State of New York, pursuant to the Pledge Agreement, indorsed to the Collateral Agent or in blank, in each case, by an effective endorsement, or accompanied by undated stock powers with respect thereto duly indorsed in blank by an effective endorsement, the security interest in favor of the Collateral Agent for the benefit of the Secured Creditors (as defined in the Pledge Agreement) in the Pledged Securities will be perfected. The Collateral Agent's security interest in the Pledged Securities has priority over any other security interest in the Pledged Securities granted by the Credit Parties assuming no other secured party has control of, and in the absence of any other control agreement with respect to, the Pledged Securities.

          9. None of the Credit Parties is an "investment company" as such term in defined in the Investment Company Act of 1940, as amended.

LATHAM & WATKINS

Deutsche Bank Trust Company Americas
and the Lenders indentified on Exhibit A
November 25, 2002
Page 7

          The opinions expressed in paragraphs 3 and 4 above do not include any opinions with respect to the creation, validity, perfection or priority of any security interest or lien. The opinions expressed in paragraphs 5, 6 and 7 above do not include any opinions with respect to the priority of any security interest or lien.

          The opinions expressed in paragraphs 3 and 4, and the opinions expressed in paragraphs 5, 6, 7 and 8 as to the creation, validity, perfection and priority, as applicable, of the security interests and liens referred to therein, are further subject to the following limitations, qualifications, and exceptions:

          (a) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally, including, without limitation, the effect on upstream guarantees of Section 548 of the Federal Bankruptcy Code and comparable provisions of state law;

          (b) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law (including the possible unavailability of specific performance or injunctive relief), concepts of materiality, reasonableness, good faith and fair dealing, and the discretion of the court before which any proceeding therefor may be brought;

          (c) we express no opinion with respect to the enforceability of: (i) consents to, or restrictions upon, judicial relief or jurisdiction or venue;
(ii) advance waivers of claims, defenses, rights granted by law, or notice, opportunity for hearing, evidentiary requirements, statutes of limitation, trial by jury or other procedural rights; (iii) provisions for exclusivity, election or cumulation of rights or remedies; (iv) restrictions upon non-written modifications and waivers; (v) provisions authorizing or validating conclusive or discretionary determinations; (vi) grants of setoff rights; (vii) provisions to the effect that a guarantor is liable as a primary obligor, and not as a surety; (viii) proxies, powers and trusts; (ix) provisions prohibiting, restricting or requiring consent to the assignment or transfer of any right or property; and (x) provisions for liquidated damages, default interest, late charges, monetary penalties, prepayment or make whole premiums or other economic remedies;

          (d) the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy;

          (e) the unenforceability of any provision requiring the payment of attorney's fees, except to the extent that a court determines such fees to be reasonable; and

          (f) we express no opinion with respect to the enforceability of any Loan Document insofar as it purports to grant a security interest in, or a conditional collateral assignment of, the leases, licenses, permits, contracts, property rights and agreements described

LATHAM & WATKINS

Deutsche Bank Trust Company Americas
and the Lenders indentified on Exhibit A
November 25, 2002
Page 8

therein which by their terms require the consent of the other party or parties to such leases, licenses, permits, contracts, property rights or agreements or of any third party to any such grant.

          The opinions set forth above are also subject to (i) the unenforceability of contractual provisions waiving or varying the rules listed in Section 9-602 of the NY UCC, (ii) the unenforceability under certain circumstances of contractual provisions respecting self-help or summary remedies without notice of opportunity for hearing or correction, (iii) the effect of provisions of the NY UCC, which require a secured party, in any disposition of personal property collateral, to act in good faith and a commercially reasonable manner and (iv) the unenforceability of contractual provisions purporting to select the law governing the perfection, effect of perfection or non-perfection or priority of any security interest.

          In rendering the opinions expressed in paragraph 4 insofar as they require interpretation of the Material Agreement (i) we have assumed with your permission that all courts of competent jurisdiction would enforce such agreement as written and would apply the internal laws of the State of New York without giving effect to any choice of law provisions which would result in application of the internal laws of any other state, (ii) to the extent that any questions of legality or legal construction have arisen in connection with our review, we have applied the laws of the State of New York in resolving such questions, (iii) we express no opinion with respect to the effect of any action or inaction by the Borrower under the Opinion Documents or the Material Agreement which may result in a breach or default under the Material Agreement, and (iv) we express no opinion with respect to any matters which require us to perform a mathematical calculation or make a financial or accounting determination.

          Our opinions in paragraphs 5, 7 and 8 above are limited Article 8 and
Article 9 of the NY UCC and our opinion in paragraph 6 above is limited to
Article 9 of Delaware UCC, and, therefore, those opinion paragraphs, among other things, do not address collateral of a type not subject to, or excluded from, the coverage of Article 8 and Article 9 of the NY UCC or Article 9 of the Delaware UCC, as applicable. Additionally:

          (i) we express no opinion with respect to (a) the priority of any security interest except as expressly set forth in paragraph 8 and (b) any agricultural lien or any collateral that consists of goods covered by a certificate of title, consumer goods, crops growing or to be grown, timber to be cut, goods which are or are to become fixtures, as-extracted collateral, commercial tort claims, claims against any government or governmental agency or cooperative interests;

          (ii) we assume the descriptions of collateral contained in, or attached as schedules to, the Opinions Documents sufficiently describe the collateral intended to be covered by the Opinion Documents, and we express no opinion as to whether the phrases "all personal property" or "all assets" or similar general phrases would sufficiently describe the collateral or a particular item or items of collateral;

LATHAM & WATKINS

Deutsche Bank Trust Company Americas
and the Lenders indentified on Exhibit A
November 25, 2002
Page 9

          (iii) we have assumed that each of the Credit Parties has "rights" in the Collateral and that "value" has been given, as contemplated by
Section 9-203 of the NY UCC;

          (iv) we call to your attention the fact that the perfection of a security interest in "proceeds" (as defined in the NY UCC or the Delaware UCC, as applicable) of collateral is governed and restricted by Section 9-315 of the NY UCC or Section 9-315 of the Delaware UCC, as applicable;

          (v) we have assumed that the exact legal name of each of the Opinion Entities is as set forth in the copy of the organizational documents certified by the Secretary of State of the State of Delaware or the Secretary of State of the State of New York, as applicable;

          (vii) section 552 of the federal Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the federal Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case;

          (viii) we express no opinion as to the creation or perfection of any security interest in any patents, trademarks, copyrights, trade names and any other type of intellectual property and any agreements, documents or instruments relating thereto;

          (ix) we call to your attention that the right of the Collateral Agent, for the benefit of the Secured Parties, to become a member of RBS China Holdings or a member or partner in any other partnership, limited partnership or limited liability company may be limited by applicable law and that the only remedy available to the Collateral Agent, for the benefit of the Secured Parties, may be the right to receive distributions to which RBS Acquisition is otherwise entitled;

          (x) we express no opinion with respect to the security interest of the Collateral Agent for the benefit of any Secured Party other than the Lenders except to the extent that the Secured Party has been or will be duly appointed as agent for such persons;

          (xi) we express no opinion with respect to any property subject to a statute, regulation or treaty of the United States whose requirements for a security interest's obtaining priority over the rights of a lien creditor with respect to the property preempt Section 9-310(a) of the NY UCC or the Delaware UCC, as applicable;

          (xii) we express no opinion with respect to any goods which are accessions to, or commingled or processed with, other goods to the extent that the security interest is limited by Section 9-355 or 9-336 of the NYUCC or the Delaware UCC, as applicable;

          (xiii) we express no opinion as to the priority of the security interest as against any lien creditor to the extent that such security interest purports to secure any advances or other

LATHAM & WATKINS

Deutsche Bank Trust Company Americas
and the Lenders indentified on Exhibit A
November 25, 2002
Page 10

obligations other than those that are made without knowledge of the lien or pursuant to a commitment entered into without knowledge of the lien; and

          (xiv) we call to your attention that in the case of licenses or permits issued by governmental authorities, the Credit Parties may not have sufficient rights therein for the security interest of the Collateral Agent to attach and even if the applicable Credit Party has sufficient rights for the security interest to attach, exercise of remedies may be limited by the terms of the license or permit or require the consent of the governmental authority issuing such license or permit.

          This opinion is rendered only to you and is solely for your benefit in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose, or furnished to, quoted to or relied upon by any other person, firm or corporation for any purpose, without our prior written consent. At your request, we hereby consent to reliance hereon by any future participants in or assigns of your interests in the Credit Agreement which are expressly permitted by Section 12.04 of the Credit Agreement, provided that such participants and assigns are hereby notified that this opinion is subject to the limitations and qualifications contained herein and speaks only as of the date hereof and to its addressees, and that we have no responsibility or obligation to update this opinion, to consider its applicability or correctness to any Person other than its addressees, or to take into account changes in law, facts or any other development of which we may later become aware.

                                              Very truly yours,

                                                  /s/ Latham & Watkins

LATHAM & WATKINS

Deutsche Bank Trust Company Americas
and the Lenders indentified on Exhibit A
November 25, 2002
Page 11

                                    EXHIBIT A

                                     LENDERS

Credit Suisse First Boston
11 Madison Avenue
New York, NY 10010
Telephone No.: (212) 325-1986
Telecopier No.:(212) 325-8615

Wachovia Bank, National Association
301 South College Street 6th Fl
Charlotte, NC 28288
Telephone No.: (704) 715-8024
Telecopier No.:(704) 715-8033

General Electric Capital Corporation
335  Madison Ave 12th Fl
NY, NY 10017
Telephone No.: (212) 370-8014
Telecopier No.:(212) 309-8783

Credit Lyonnais
1301 Ave of the Americas
NY, NY 10019
Telephone No.: (212) 261-7335
Telecopier No.:(212) 261-3375

M&I  Marshall & IIsley Bank
770 North Water Street
Milwaukee, WI 53201
Telephone No.:  (414) 765-7439
Telecopier No.: (414) 765-7625

Protective Life Insurance Company
2801 Highway 280 South
Birmingham, AL 35223
Telephone No.: (205) 868-4427
Telecopier No.:(205) 868-3642

LATHAM & WATKINS

Deutsche Bank Trust Company Americas
and the Lenders indentified on Exhibit A
November 25, 2002
Page 12

Transamerica Business Capital Corporation
555 Theodore Fremd Ave
Suite C-301
Rye, NY 10580
Telephone No.: (914) 925-7234
Telecopier No.:(914) 921-9072

CIT Lending Services Corporation

1 CIT Drive 3rd Fl
Livingston, NJ 07039
Telephone No.: (973) 422-5858
Telecopier No.:(973) 422-5822

National City Bank

National City Center
PO Box 5756
Cleveland, OH 44101
Telephone No.: (216) 222-9400
Telecopier No.:(216) 222-0003

LATHAM & WATKINS

Deutsche Bank Trust Company Americas
and the Lenders indentified on Exhibit A
November 25, 2002
Page 13

                                    EXHIBIT B

                          DELAWARE FINANCING STATEMENTS

                              SEE ATTACHED 84 PAGES

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)
      Lexis Document Services
      PO Box 2969
      Sp, IL

                                  THE ABOVE SPACE IS FOR FILLING OFFICE USE ONLY
1. DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name(1a or 1b) - do not abbreviate or combine names

   1a. ORGANIZATION'S NAME
   Rexnord Germany-I Inc.
OR 1b. INDIVIDUAL'S LAST NAME           FIRST NAME    MIDDLE NAME        SUFFIX

1c. MAILING ADDRESS                     CITY          STATE POSTAL CODE  COUNTRY
4701 West Greenfield Avenue             MILWAUKEE     WI    53214        USA

1d. TAX ID # SSN OR EIN  ADD'NL. INFO RE
                         ORGANIZATION
                         DEBTOR

1e. TYPE OF ORGANIZATION
CORP

1f. JURISDICTION OF ORGANIZATION
DE

1g. ORGANIZATIONAL ID #, if any

                / / NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

   2a. ORGANIZATION'S NAME

OR 2b. INDIVIDUAL'S LAST NAME           FIRST NAME    MIDDLE NAME        SUFFIX

2c. MAILING ADDRESS                     CITY          STATE POSTAL CODE  COUNTRY

2d. TAX ID # SSN OR EIN  ADD'NL. INFO RE
                         ORGANIZATION
                         DEBTOR

2e. TYPE OF ORGANIZATION


2f. JURISDICTION OF ORGANIZATION

2g. ORGANIZATIONAL ID #, if any

                / / NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSINGNOR S/P) - insert only ONE selected party name (3a or 3b)

   3a. ORGANIZATION'S NAME
   Deutsche Bank Trust Company Americas, as Collateral Agent

OR 3b. INDIVIDUAL'S LAST NAME           FIRST NAME    MIDDLE NAME        SUFFIX

3c. MAILING ADDRESS                     CITY          STATE POSTAL CODE  COUNTRY
31 West 52nd Street                     NEW YORK      NY    10019        USA

4. This FINANCING STATEMENT covers the following collateral:

All assets of the Debtor, including, without limitation, as set forth on
Schedule I attached hereto and made a part hereof.

5. ALTERNATIVE DESIGNATION if applicable:

               / / LESSEE/LESSOR

               / / CONSIGNEE/CONSIGNOR

               / / BAILEE/BAILOR

               / / SELLER/BUYER

               / / AG LIEN

               / / NON-UCC FILING

6. / / The FINANCING STATEMENT is to be filed (for record) (or records) in the
       REAL ESTATE RECORDS   Attach Addendrum                  (if applicable)

7. Check to REQUEST SEARCH REPORT(S) ON All Debtor(s)
    [ADDITIONAL FEE]              (optional)

               / / All Debtors
               / / Debtor 1
               / / Debtor 2

8. OPTIONAL FILER REFERENCE DATA
DE-SOS

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1)
(REV. 07/29/98)

                                                   LexisNexis Document Solutions
                                                   [ILLEGIBLE]

                                   SCHEDULE I

                          TO UCC-I FINANCING STATEMENT

                                       BY

                        REXNORD GERMANY-I INC, AS DEBTOR

                                   IN FAVOR OF

    DEUTSCHE BANK TRUST COMPANY AMERICAS, AS COLLATERAL AGENT, SECURED PARTY

     1. This Financing Statement is presented to a Filing Officer for filing pursuant to the Uniform Commercial Code.

     2. This Financing Statements covers all of the rights, title and interest of the Debtor in, to and under all assets, whether now existing or hereafter from time to time acquired by the Debtor, including without limitation all of the following (whether now existing or hereafter form time to time acquired by the Debtor):

          (i)     each and every Account;

          (ii)    all cash;

          (iii) the Cash Collateral Account and all monies, securities, Instruments and other investments deposited or required to be deposited in the Cash Collateral Account;

          (iv) all Chattel Paper (including, without limitations, all Tangible Chattel Paper and all Electronic Chattel Paper);

          (v)     all Commercial Tort Claims;

          (vi) all computer programs of the Debtors and all intellectual property rights therein and all other proprietary information of the Debtor, including, but not limited Domain Names and Trade Secret Rights;

          (vii) all Contracts, together with all Contract Rights arising thereunder;

          (viii)  all Copyrights;

          (ix)    all Equipments;

          (x)     all Documents;

          (xi)    all General Intangibles;

          (xii)   all Goods;

          (xiii)  all Instruments;

          (xiv)   all Inventory;

          (xv)    all Investment Property;

          (xvi) all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing)

          (xvii) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Debtor symbolized by the Marks;

          (xviii) all Patents;

          (xix)     all Permits;

          (xx) all Software and all Software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind or nature, regardless of the medium of recording;

          (xxi)     all Supporting Obligations;

          (xxii) each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by the Debtor in any such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

          (xxiii) all Securities owned or held by the Debtor from time to time and all options and warrants owned by the Debtor from time to time to purchase Securities;

          (xxiv) all Limited Liability Company Interests owned by the Debtor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law:

                    (A) all its capital therein and its interest in all profits, income, surpluses, losses and other distributions to which the Debtor shall at any time be entitled in respect of such Limited Liability Company Interests;

                    (B) all other payments due or to become due to the Debtor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                    (D) all present and future claims, if any, of the Debtor against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;

                    (E) all of the Debtor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any such limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of the Debtor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                    (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (xxv) all Partnership Interests owned by the Debtor from time to time and all of its right, title and interest in each partnership to which each such Partnership Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and a agreements governing such Partnership Interests and applicable law:

                    (A) all its capital therein and its interest in all profits, income, surpluses, losses, and other distributions to which the Debtor shall at any time be entitled in respect of such Partnership Interests;

                    (B) all other payments due or to become due to the Debtor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

                    (D) all present and future claims, if any, of the Debtor against any such partnership for monies loaned or advanced, for services rendered or otherwise;

                    (E) all of the Debtor's rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Debtor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                    (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (xxvi)    all Financial Assets owned by the Debtor from time to time;

          (xxvii) all Security Entitlements owned by the Debtor from time to time in any and all of the foregoing; and

          (xxviii) all Proceeds and products of any and all of the foregoing (all of the above, the "Collateral").

    3. For the purpose of this Financing Statement, the following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

          "Account" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. Without limiting the foregoing, the term "account" shall include all Health-Care-Insurance Receivables.

          "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Secured Party.

          "Chattel Paper" shall mean "chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term "Chattel Paper" shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

          "Collateral Accounts" shall mean any and all accounts established and maintained by the Secured Party in the name of the Debtor to which Collateral may be credited.

          "Commercial Tort Claims" shall mean "commercial tort claims" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Contract Rights" shall mean all rights of the Debtor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

          "Contracts" shall mean all contracts between the Debtor and one or more additional parties (including, without limitation, any licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements), except to the extent that the grant by the Debtor of a security interest in its right, title and interest in any such contract is prohibited by such contract without the consent of any other party thereto (that has not obtained) or would give any other party to such contract the right to terminate its obligations thereunder; PROVIDED, that the foregoing limitation
(i) shall not affect, limit, restrict or impair the grant by the Debtor of a security interest in any Account or any money or other amounts due or to become due under any such contract and (ii) shall not apply to the extent the provisions contained in such contract which prohibit such a grant by the Debtor or provide such other party such a termination right would be rendered unenforceable in accordance with applicable law (including the Uniform Commercial Code) or principles of equity.

          "Copyrights" shall mean any United States copyright now or hereafter owned by the Debtor, including any registrations of any copyrights, in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by the Debtor.

          "Documents" shall mean "documents" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Domain Names" shall mean all Internet domain names and associated URL addresses in or to which the Debtor now or hereafter has any right, title or interest.

          "Electronic Chattel Paper" shall mean "electronic chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Equipment" shall mean any "equipment" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by the Debtor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "Financial Asset" shall mean "financial asset" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "General Intangibles" shall mean "general intangibles" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Goods" shall mean "goods" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Health-Care-Insurance Receivable" shall mean any
"health-care-insurance receivable" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Instrument" shall mean "instruments" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Secured Party from the Debtor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Investment Property" shall mean "investment property" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Letter-of-Credit Rights" shall mean "letter-of-credit rights" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of new York.

          "Limited Liability Company Interests" shall mean the entire limited liability company membership interest at any time owned by the Debtor in any limited liability company.

          "Marks" shall mean all right, title and interest in and to any trademarks, service marks and trade names now held or hereafter acquired by the Debtor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by the Debtor, which are registered or filed in the United States Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as any unregistered trademarks and service marks used by the Debtor and any trade dress including logos, designs, fictitious business names and other business identifiers used by the Debtor.

          "Notes" shall mean all promissory notes (including intercompany notes) from time to time issued to, or held by, the Debtor.

          "Partnership Interest" shall mean the entire general partnership interest or limited partnership interest at any time owned by the Debtor in any general partnership or limited partnership.

          "Patents" shall mean any United States or foreign patent in or to which the Debtor now or hereafter has any right, title or interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a United States or foreign patent now or hereafter made by the Debtor.

          "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

          "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          "Proceeds" shall mean all "proceeds" as such term is defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Secured Party or the Debtor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Security" and "Securities" shall mean "securities" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York and shall in any event also include all Stock and all Notes.

          "Security Entitlement" shall mean "security entitlement" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Software" shall mean "software" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Stock" shall mean all of the issued and outstanding shares of capital stock of any corporation at any time directly owned by the Debtor.

          "Supporting Obligations" shall mean any "supporting obligation" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor, or in which the Debtor has any rights, and, in any event, shall include, but shall not be limited to all of such Debtor's rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

          "Tangible Chattel Paper" shall mean "tangible chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Trade Secrets" shall mean any secretly held existing engineering or other data, information, production procedures and other know-how relating to the design manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business of the Debtor worldwide whether written or not.

          "Trade Secret Rights" shall mean the rights of the Debtor in a Trade Secret it holds.

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGEMENT TO: (Name and Address)

     LEXIS DOCUMENT SERVICES
     PO BOX 2969
     SP IL

                                   THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
1. DEBTOR'S EXACT FULL LEGAL NAME - Insert only ONE debtor name (1a or 1b) - do not abbreviate or combine names
   1a. ORGANIZATION'S NAME
   Rexnord International Inc.

OR 1b. INDIVIDUAL'S LAST NAME      FIRST NAME    MIDDLE NAME           SUFFIX

1c. MAILING ADDRESS                CITY          STATE  POSTAL CODE    COUNTRY
4701 West Greenfield Avenue        MILWAUKEE     WI     53214          USA

1d. TAX ID # SSN OR EIN   ADD'NL INFO RE
                          ORGANIZATI0N
                          DEBTOR

1e. TYPE OF ORGANIZATION
CORP

1f. JURISDICTION OF ORGANIZATION
DE

1g. ORGANIZATIONAL ID #, if any
                        / / NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only ONE debtor name (2a or 2b) - do not abbreviate or combine names
   2a. ORGANIZATION'S NAME

OR
   2b. INDIVIDUAL'S LAST NAME      FIRST NAME    MIDDLE NAME           SUFFIX

2c. MAILING ADDRESS                CITY          STATE  POSTAL CODE    COUNTRY

2d. TAX ID # SSN OR EIN    ADD'NL INFO RE
                           ORGANIZATION
                           DEBTOR

2e. TYPE OF ORGANIZATION

2f. JURISDICTION OF ORGANIZATION

2g. ORGANIZATIONAL ID #, if any
                         / / NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P - Insert only ONE secured party name (3a or 3b)
   3a. ORGANIZATION'S NAME
   Deutsche Bank Trust Company Americas, as Collateral Agent
OR
   3b. INDIVIDUAL'S LAST NAME      FIRST NAME    MIDDLE NAME           SUFFIX

3c. MAILING ADDRESS                CITY          STATE  POSTAL CODE    COUNTRY
31 West 52nd Street                NEW YORK      NY     10019          USA

4. This FINANCING STATEMENT covers the following collateral:
All assets of the Debtor, including, without limitation, as set forth on
Schedule I attached hereto and made a part hereof.


5. ALTERNATIVE DESIGNATION if applicable:
               / / LESSEE/LESSOR
               / / CONSIGNEE/CONSIGNOR
               / / BAILEE/BAILOR
               / / SELLER/BUYER
               / / AG LIEN
               / / NON-UCC FILING

6. / / This FINANCING STATEMENT is to be filed (for record) (or records) in the
       REAL ESTATE RECORDS   Attach Addendum                   (if applicable)

7. Check to REQUEST SEARCH REPORT(S) ON Debtor(s)
               (optional)
               [ADDITIONAL FEE]
               / / All Debtors
               / / Debtor 1
               / / Debtor 2

8. OPTIONAL FILER REFERENCE DATA
DE-SOS

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1)
(REV. 07/29/98)

                                                   LexisNexis Document Solutions
                                                                     [ILLEGIBLE]

                                   SCHEDULE I
                          to UCC-1 Financing Statement
                                       by
                      REXNORD INTERNATIONAL INC., as Debtor
                                   in favor of
    DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent, Secured Party

     1. This Financing Statement is presented to a Filing Officer for filing pursuant to the Uniform Commercial Code.

     2. This Financing Statement covers all of the rights, title and interest of the Debtor in, to and under all assets, whether now existing or hereafter from time to time acquired by the Debtor, including without limitation all of the following (whether now existing or hereafter from time to time acquired by the Debtor):

          (i)       each and every Account;

          (ii)      all cash;

          (iii) the Cash Collateral Account and all monies, securities, Instruments and other investments deposited or required to be deposited in the Cash Collateral Account;

          (iv) all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

          (v)       all Commercial Tort Claims;

          (vi) all computer programs of the Debtor and all intellectual property rights therein and all other proprietary information of the Debtor, including, but not limited to Domain Names and Trade Secret Rights;

          (vii) all Contracts, together with all Contract Rights arising thereunder;

          (viii)    all Copyrights;

          (ix)      all Equipment;

          (x)       all Documents;

          (xi)      all General Intangibles;

          (xii)     all Goods;

          (xiii)    all Instruments;

          (xiv)     all Inventory;

          (xv)      all Investment Property;

          (xvi) all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

          (xvii) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Debtor symbolized by the Marks;

          (xviii)   all Patents;

          (xix)     all Permits;

          (xx) all Software and all Software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind or nature, regardless of the medium of recording;

          (xxi)     all Supporting Obligations;

          (xxii) each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by the Debtor in any such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

          (xxiii) all Securities owned or held by the Debtor from time to time and all options and warrants owned by the Debtor from time to time to purchase Securities;

          (xxiv) all Limited Liability Company Interests owned by the Debtor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law;

                    (A) all its capital therein and its interest in all profits, income, surpluses, losses and other distributions to which the Debtor shall at any time be entitled in respect of such Limited Liability Company Interests;

                    (B) all other payments due or to become due to the Debtor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                    (D) all present and future claims, if any, of the Debtor against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;

                    (E) all of the Debtor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any such limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of the Debtor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                    (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (xxv) all Partnership Interests owned by the Debtor from time to time and all of its right, title and interest in each partnership to which each such Partnership Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Partnership Interests and applicable law:

                    (A) all its capital therein and its interest in all profits, income, surpluses, losses, and other distributions to which the Debtor shall at any time be entitled in respect of such Partnership Interests;

                    (B) all other payments due or to become due to the Debtor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

                    (D) all present and future claims, if any, of the Debtor against any such partnership for monies loaned or advanced, for services rendered or otherwise;

                    (E) all of the Debtor's rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Debtor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to; election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                    (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (xxvi)    all Financial Assets owned by the Debtor from time to time;

          (xxvii) all Security Entitlements owned by the Debtor from time to time in any and all of the foregoing; and

          (xxviii) all Proceeds and products and any and all of the foregoing (all of the above, the "Collateral").

     3. For the purpose of this Financial Statement, the following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

          "Account" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. Without limiting the foregoing, the term "account" shall include all Health-Care-Insurance Receivables.

          "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Secured party.

          "Chattel Paper" shall mean "chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term "Chattel Paper" shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

          "Collateral Accounts" shall mean any and all accounts established and maintained by the Secured Party in the name of the Debtor to which Collateral may be credited.

          "Commercial Tort Claims" shall mean "commercial tort claims" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Contract Rights" shall mean all rights of the Debtor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts and (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

          "Contracts" shall mean all contracts between the Debtor and one or more additional parties (including, without limitation, any licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements), except to the extent that the grant by the Debtor of a security interest in its right, title and interest in any such contract is prohibited by such contract without the consent of any other party thereto (that has not obtained) or would give any other party to such contract the right to terminate its obligations thereunder; PROVIDED, that the foregoing limitation
(i) shall not affect, limit, restrict or impair the grant by the Debtor of a security interest in any Account or any money or other amounts due to become due under any such contract and (ii) shall not apply to the extent the provisions contained in such contract which prohibit such a grant by the Debtor or provide such other party such a termination right would be rendered unenforceable in accordance with applicable law (including the Uniform Commercial Code) or principles of equity.

          "Copyrights" shall mean any United States copyright now or hereafter owned by the Debtor, including any registrations of any copyrights, in the United States Copyrights Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by the Debtor.

          "Documents" shall mean "documents" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Domain Names" shall mean all Internet domain names and associated URL addresses in or to which the Debtor now or hereafter has any right, title or interest.

          "Electronic Chattel Paper" shall mean "electronic chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Equipment" shall mean any "equipment" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by the Debtor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "Financial Asset" shall mean "financial asset" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "General Intangibles" shall mean "general intangibles" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Goods" shall mean "goods" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Health-Care-Insurance Receivable" shall mean any
"health-care-insurance receivable" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Instrument" shall mean "instruments" as such term defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Secured Party from the Debtor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Investment Property" shall mean "investment property" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Letter-of-Credit Rights" shall mean "letter-of-credit rights" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Limited Liability Company Interests" shall mean the entire limited liability company membership interest at any time owned by the Debtor in any limited liability company.

          "Marks" shall mean all right, title and interest in and to any trademarks, service marks and trade names now held or hereafter acquired by the Debtor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by the Debtor, which are registered or filed in the United States Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as any unregistered trademarks and service marks used by the Debtor and any trade dress including logos, designs, fictitious business names and other business identifiers used by the Debtor.

          "Notes" shall mean all promissory notes (including intercompany notes) from time to time issued to, or held by, the Debtor.

          "Partnership Interest" shall mean the entire general partnership interest or limited partnership interest at any time owned by the Debtor in any general partnership or limited partnership.

          "Patents" shall mean any United States or foreign patent in or to which the Debtor now or hereafter has any right, title or interest therein, and any divisions, continuations/including, but not limited to continuations-in-parts) and improvements thereof, as well as any application for a United States or foreign patent now or hereafter made by the Debtor.

          "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

          "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          "Proceeds" shall mean all "proceeds" as such term is defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Secured Party or the Debtor from time to time with respect to any of the collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connecting with any of the Collateral.

          "Security" and "Securities" shall mean "securities" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York and shall in any event also include all Stock and all Notes.

          "Security Entitlement" shall mean "security entitlement" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Software" shall mean "software" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Stock" shall mean all of the issued and outstanding shares of capital stock of any corporation at any time directly owned by the Debtor.

          "Supporting Obligations" shall mean any "supporting obligation" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor, or in which the Debtor has any rights, and, in any event, shall include, but shall not be limited to all of such Debtor's rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

          "Tangible Chattel Paper" shall mean "tangible chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Trade Secrets" shall mean any secretly held existing engineering or other data, information, production procedures and other know-how relating to the design manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business of the Debtor worldwide whether written or not.

          "Trade Secret Rights" shall mean the rights of the Debtor in a Trade Secret it holds.

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGEMENT TO: (Name and Address)

     LexisNexis Document Solutions
     PO Box 2969
     Springfield, IL 62708

                                   THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only ONE debtor name (1a or 1b) - do not abbreviate or combine names
   1a. ORGANIZATIONS NAME
   Rexnord North American Holding, Inc.

OR 1b. INDIVIDUAL'S LAST NAME      FIRST NAME    MIDDLE NAME           SUFFIX

1c. MAILING ADDRESS                CITY          STATE  POSTAL CODE    COUNTRY
4701 West Greenfield Avenue        MILWAUKEE     WI     53214          USA

1d. TAX ID # SSN OR EIN   ADD'NL INFO RE
                          ORGANIZATI0N
                          DEBTOR

1e. TYPE OF ORGANIZATION
CORP

1f. JURISDICTION OF ORGANIZATION
DE

1g. ORGANIZATIONAL ID #, if any
                         / / NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME-insert only ONE debtor name (2a or 2b) - do not abbreviate or combine names
   2a. ORGANIZATIONS NAME

OR 2b. INDIVIDUAL'S LAST NAME      FIRST NAME    MIDDLE NAME           SUFFIX

2c. MAILING ADDRESS                CITY          STATE  POSTAL CODE    COUNTRY

2d. TAX ID # SSN OR EIN    ADD'NL INFO RE
                           ORGANIZATION
                           DEBTOR

2e. TYPE OF ORGANIZATION

2f. JURISDICTION OF ORGANIZATION

2g. ORGANIZATIONAL ID #, if any
                         / / NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only ONE secured party name (3a or 3b)
   3a. ORGANIZATION'S NAME

   Deutsche Bank Trust Company Americas, as Collateral Agent.

OR 3b. INDIVIDUAL'S LAST NAME      FIRST NAME    MIDDLE NAME           SUFFIX

3c. MAILING ADDRESS                CITY          STATE  POSTAL CODE    COUNTRY
31 West 52nd Street                NEW YORK      NY     10019          USA

4. This FINANCING STATEMENT covers the following collateral:
All assets of the Debtor, including, without limitation, as set forth on
Schedule I attached hereto and made a part hereof.

5. ALTERNATIVE DESIGNATION if applicable:
               / / LESSEE/LESSOR
               / / CONSIGNEE/CONSIGNOR
               / / BAILEE/BAILOR
               / / SELLER/BUYER
               / / AG LIEN
               / / NON-UCC FILING

6. / / This FINANCING STATEMENT is to be filed (for record) (or records) in the
       REAL ESTATE RECORDS   Attach Addendum                   (if applicable)

7. Check to REQUEST SEARCH REPORT(S) ON Debtor(s) (ADDITIONAL FEE)
               (optional)
               / / All Debtors
               / / Debtor 1
               / / Debtor 2

8. OPTIONAL FILER REFERENCE DATA
DE-SOS

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1)
(REV. 07/29/98)

                                                   LexisNexis Document Solutions
                                                                     [ILLEGIBLE]

                 REXNORD NORTH AMERICA HOLDINGS, INC., AS DEBTOR
                                   IN FAVOR OF
    DEUTSCHE BANK TRUST COMPANY AMERICAS, AS COLLATERAL AGENT, SECURED PARTY

     1. This Financing Statement is presented to a Filing Officer for filing pursuant to the Uniform Commercial Code.

     2. This Financing Statement covers all of the rights, title and interest of the Debtor in, to and under all assets, whether now existing or hereafter from time to time acquired by the Debtor, including without limitation all of the following (whether now existing or hereafter from time to time acquired by the Debtor):

          (i)       each and every Account;

          (ii)      all cash;

          (iii) the Cash Collateral Account and all monies, securities, Instruments and other investments deposited or required to be deposited in the Cash Collateral Account;

          (iv) all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

          (v)       all Commercial Tort Claims;

          (vi) all computer programs of the Debtor and all intellectual property rights therein and all other proprietary information of the Debtor, including, but not limited to Domain Names and Trade Secret Rights;

          (vii) all Contracts, together with all Contract Rights arising thereunder;

          (viii)    all Copyrights;

          (ix)      all Equipment;

          (x)       all Documents;

          (xi)      all general Intangibles;

          (xii)     all Goods;

          (xiii)    all Instruments;

          (xiv)     all Inventory;

          (xv)      all Investment Property;

          (xvi) all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

          (xvii) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Debtor symbolized by the Marks;

          (xviii)   all Patents;

          (xix)     all Permits;

          (xx) all Software and all Software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind or nature, regardless of the medium of recording:

          (xxi)     all Supporting Obligations;

          (xxii) each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by the Debtor in any such collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

          (xxiii) all Securities owned or held by the Debtor from time to time and all options and warrants owned by the Debtor from time to time to purchase Securities;

          (xxiv) all Limited Liability Company Interests owned by the Debtor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law:

                    (A) all its capital therein and its interest in all profits, income, surpluses, losses and other distributions to which the Debtor shall at any time be entitled in respect of such Limited Liability Company Interests;

                    (B) all other payments due or to become due to the Debtor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                    (D) all present and future claims, if any, of the Debtor against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;

                    (E) all of the Debtor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any such limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of the Debtor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                    (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof:

          (xxv) all Partnership Interests owned by the Debtor from time to time and all of its right, title and interest in each partnership to which each such Partnership Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Partnership Interests and applicable law:

                    (A) all its capital therein and its interest in all profits, income, surpluses, losses, and other distributions to which the Debtor shall at any time be entitled in respect of such Partnership Interests;

                    (B) all other payments due or to become due to the Debtor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

                    (D) all present and future claims, if any, of the Debtor against any such partnership for monies loaned or advanced, for services rendered or otherwise;

                    (E) all of the Debtor's rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Debtor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                    (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (xxvi)    all Financial Assets owned by the Debtor from time to time;

          (xxvii) all Security Entitlements owned by the Debtor from time to time in any and all of the foregoing; and

          (xxviii) all Proceeds and products of any and all of the foregoing (all of the above, the "Collateral").

         3. For the purpose of this Financing Statement, the following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

          "Account" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. Without limiting the foregoing, the term "account" shall include all Health-Care-Insurance Receivables.

          "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Secured Party.

          "Chattel Paper" shall mean "chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term "Chattel Paper" shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

          "Collateral Accounts" shall mean any and all accounts established and maintained by the Secured Party in the name of the Debtor to which Collateral may be credited.

          "Commercial Tort Claims" shall mean "commercial tort claims" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Contract Rights" shall mean all rights of the Debtor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

          "Contracts" shall mean all contracts between the Debtor and one or more additional parties (including, without limitation, any licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements), except to the extent that the grant by the Debtor of a security interest in its right, title and interest in any such contract is prohibited by such contract without the consent of any other party thereto (that has not obtained) or would give any other party to such contract the right to terminate its obligations thereunder; PROVIDED, that the foregoing limitation
(i) shall not affect, limit, restrict or impair the grant by the Debtor of a Security interest in any Account or any money or other amounts due or to become due under any such contract and (ii) shall not apply to the extent the provisions contained in such contract which prohibit such a grant by the Debtor or provide such other party such a termination right would be rendered unenforceable in accordance with applicable law (including the Uniform Commercial Code) or principles of equity.

          "Copyrights" shall mean any United States copyright now or hereafter owned by the Debtor, including any registrations of any copyrights, in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by the Debtor.

          "Documents" shall mean "documents" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Domain Names" shall mean all Internet domain names and associated URL addresses in or to which the Debtor now or hereafter has any right, title or interest.

          "Electronic Chattel Paper" shall mean" electronic chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Equipment" shall mean any "equipment" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by the Debtor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "Financial Asset" shall mean "financial asset" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "General Intangibles" shall mean "general intangibles" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Goods" shall mean "goods" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Health-Care-Insurance Receivable" shall mean any
"health-care-insurance receivable" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Instrument" shall mean "instruments" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, where ever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any protion thereof which may be returned, rejected, reclaimed or repossessed by the Secured Party from the Debtor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Investment Property" shall mean "investment property" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Letter-of-Credit Rights" shall mean "letter-of-credit rights" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Limited Liability Company Interests" shall mean the entire limited liability company membership interest at any time owned by the Debtor in any limited liability company.

          "Marks" shall mean all right, title and interest in and to any trademarks, service marks and trade names now held or hereafter acquired by the Debtor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by the Debtor, which are registered or filed in the United States Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as any unregistered trademarks and service marks used by the Debtor and any trade dress including logos, designs, fictitious business names and other business identifiers used by the Debtor.

          "Notes" shall mean all promissory notes (including intercompany notes) from time to time issued to, or held by, the Debtor.

          "Partnership Interest" shall mean the entire general partnership interest or limited partnership interest at any time owned by the Debtor in any general partnership or limited partnership.

          "Patents" shall mean any United States or foreign patent in or to which the Debtor now or hereafter has any right, title or interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a United States or foreign patent now or hereafter made by the Debtor.

          "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

          "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          "Proceeds" shall mean all "proceeds" as such term is defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Secured Party or the Debtor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Security" and "Securities" shall mean "securities" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York and shall in any event also include all Stock and all Notes.

          "Security Entitlement" shall mean "Security entitlement" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Software" shall mean" software" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Stock" shall mean all of the issued and outstanding shares of capital stock of any corporation at any time directly owned by the Debtor.

          "Supporting Obligations" shall mean any "supporting obligation" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor, or in which the Debtor has any rights, and, in any event, shall include, but shall not be limited to all of such Debtor's rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

          "Tangible Chattle Paper" shall mean "tangible chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Trade Secrets" shall mean any secretly held existing engineering or other data, information, production procedures and other know-how relating to the design manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business of the Debtor worldwide whether written or not.

          "Trade Secret Rights" shall mean the rights of the Debtor in a Trade Secret it holds.

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGEMENT TO: (Name and Address)

     LexisNexis Document Solutions
     PO Box 2969
     Springfield, IL 62708

                                   THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only ONE debtor name (1a or 1b) - do not abbreviate or combine names
    1a. ORGANIZATIONS NAME
    RAC-I, Inc.

OR  1b. INDIVIDUAL'S LAST NAME     FIRST NAME    MIDDLE NAME           SUFFIX

1c. MAILING ADDRESS                CITY          STATE  POSTAL CODE    COUNTRY
4701 West Greenfield Avenue        MILWAUKEE     WI     53214          USA

1d. TAX ID # SSN OR EIN   ADD'NL. INFO RE
                          ORGANIZATI0N
                          DEBTOR

1e. TYPE OF ORGANIZATION
CORP

1f. JURISDICTION OF ORGANIZATION
DE

1g. ORGANIZATIONAL ID #, if any
                         / / NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only ONE debtor name (2a or 2b) - do not abbreviate or combine names
    2a. ORGANIZATION'S NAME

OR  2b. INDIVIDUAL'S LAST NAME     FIRST NAME    MIDDLE NAME           SUFFIX

2c. MAILING ADDRESS                CITY          STATE  POSTAL CODE    COUNTRY

2d. TAX ID # SSN OR EIN    ADD'NL INFO RE
                           ORGANIZATION
                           DEBTOR

2e. TYPE OF ORGANIZATION

2f. JURISDICTION OF ORGANIZATION

2g. ORGANIZATIONAL ID #, if any
                         / / NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only ONE secured party name (3a or 3b)
    3a. ORGANIZATION'S NAME
    Deutsche Bank Trust Company Americas, as Collateral Agent

OR  3b. INDIVIDUAL'S LAST NAME     FIRST NAME    MIDDLE NAME           SUFFIX

3c. MAILING ADDRESS                CITY          STATE  POSTAL CODE    COUNTRY
31 West 52nd Street                NEW YORK      NY     10019          USA

4. This FINANCING STATEMENT covers the following collateral:
All assets of the Debtor, including, without limitation, as set forth on
Schedule I attached hereto and made a part hereof.

5. ALTERNATIVE DESIGNATION if applicable:
               / / LESSEE/LESSOR
               / / CONSIGNEE/CONSIGNOR
               / / BAILEE/BAILOR
               / / SELLER/BUYER
               / / AG LIEN
               / / NON-UCC FILING

6. / / This FINANCING STATEMENT is to be filed (for record) (or records) in the
       REAL ESTATE RECORDS   Attach Addendum                   (if applicable)

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) (ADDITIONAL FEE)
               (optional)
               / / All Debtors
               / / Debtor 1
               / / Debtor 2

8. OPTIONAL FILER REFERENCE DATA
DE-SOS

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1)
(REV. 07/29/98)

                                                   LexisNexis Document Solutions
                                                                     [ILLEGIBLE]

                                   SCHEDULE I
                          TO UCC-1 Financing Statement
                                       by
                             RAC-I, INC., as Debtor
                                   in favor of
    DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent, Secured Party

     1. This Financing Statement is presented to a Filing Officer for filing pursuant to the Uniform Commercial Code.

     2. This Financing Statement covers all of the rights, title and interest of the Debtor in, to and under all assets, whether now existing or hereafter from time to time acquired by the Debtor, including without limitation all of the following (whether now existing or hereafter from time to time acquired by the Debtor):

          (i)       each and every Account;

          (ii)      all cash;

          (iii) the Cash Collateral Account and all monies, securities, Instruments and other investments deposited or required to be deposited in the Cash Collateral Account;

          (iv) all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

          (v)       all Commercial Tort Claims;

          (vi) all computer programs of the Debtor and all intellectual property rights therein and all other proprietary information of the Debtor, including, but not limited to Domain Names and Trade Secret Rights;

          (vii) all Contracts, together with all Contract Rights arising thereunder;

          (viii)    all Copyrights;

          (ix)      all Equipment;

          (x)       all Documents;

          (xi)      all General Intangibles;

          (xii)     all Goods;

          (xiii)    all Instruments;

          (xiv)     all Inventory;

          (xv)      all Investment Property;

          (xvi) all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

          (xvii) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Debtor symbolized by the Marks;

          (xviii)   all Patents;

          (xix)     all Permits;

          (xx) all Software and all Software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded date of any kind or nature, regardless of the medium of recording;

          (xxi)     all Supporting Obligations;

          (xxii) each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by the Debtor in any such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

          (xxiii) all Securities owned or held by the Debtor from time to time and all options and warrants owned by the Debtor from time to time to purchase Securities;

          (xxiv) all Limited Liability Company Interests owned by the Debtor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law:

                    (A) all its capital therein and its interest in all profits, income, surpluses, losses and other distributions to which the Debtor shall at any time be entitled in respect of such Limited Liability Company Interests;

                    (B) all other payments due or to become due to the Debtor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                    (D) all present and future claims, if any, of the Debtor against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;

                    (E) all of the Debtor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any such limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of the Debtor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                    (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (xxv) all Partnership Interests owned by the Debtor from time to time and all of its right, title and interest in each partnership to which each such Partnership Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Partnership Interests and applicable law:

                    (A) all its capital therein and its interest in all profits, income, surpluses, losses, and other distributions to which the Debtor shall at any time be entitled in respect of such Partnership Interests;

                    (B) all other payments due or to become due to the Debtor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

                    (D) all present and future claims, if any, of the Debtor against any such partnership for monies loaned or advanced, for services rendered or otherwise;

                    (E) all of the Debtor's rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Debtor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                    (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (xxvi)    all Financial Assets owned by the Debtor from time to time;

          (xxvii) all Security Entitlements owned by the Debtor from time to time in any and all of the foregoing; and

          (xxviii) all Proceeds and products of any and all of the foregoing (all of the above, the "Collateral").

     3. For the purpose of this Financing Statement, the following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

          "Account" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. Without limiting the foregoing, the term "account" shall include all Health-Care-Insurance Receivables.

          "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Secured Party.

          "Chattel Paper" shall mean "chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term "Chattel Paper" shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

          "Collateral Accounts" shall mean any and all accounts established and maintained by the Secured Party in the name of the Debtor to which Collateral may be credited.

          "Commercial Tort Claims" shall mean "commercial tort claims" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Contract Rights" shall mean all rights of the Debtor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

          "Contracts" shall mean all contracts between the Debtor and one or more additional parties (including, without limitation, any licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements), except to the extent that the grant by the Debtor of a security interest in its right, title and interest in any such contract is prohibited by such contract without the consent of any other party thereto (that has not obtained) or would give any other party to such contract the right to terminate its obligations thereunder; PROVIDED, that the foregoing limitation
(i) shall not affect, limit, restrict or impair the grant by the Debtor of a security interest in any Account or any money or other amounts due or to become due under any such contract and (ii) shall not apply to the extent the provisions contained in such contract which prohibit such a grant by the Debtor or provide such other party such a termination right would be rendered unenforceable in accordance with applicable law (including the Uniform Commercial Code) or principles of equity.

          "Copyrights" shall mean any United States copyright now or hereafter owned by the Debtor, including any registrations of any copyrights, in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by the Debtor.

          "Documents" shall mean "documents" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Domain Names" shall mean all Internet domain names and associated URL addresses in or to which the Debtor now or hereafter has any right, title or interest.

          "Electronic Chattel Paper" shall mean "electronic chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Equipment" shall mean any "equipment" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by the Debtor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "Financial Asset" shall mean "financial asset" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "General Intangibles" shall mean "general intangibles" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Goods" shall mean "goods" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Health-Care-Insurance Receivable" shall mean any
"health-care-insurance receivable" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Instrument" shall mean "instruments" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Secured Party from the Debtor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Investment Property" shall mean "investment property" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Letter-of-Credit Rights" shall mean "letter-of-credit rights" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of new York.

          "Limited Liability Company Interests" shall mean the entire limited liability company membership interest at any time owned by the Debtor in any limited liability company.

          "Marks" shall mean all right, title and interest in and to any trademarks, service marks and trade names now held or hereafter acquired by the Debtor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by the Debtor, which are registered or filed in the United States Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as any unregistered trademarks and service marks used by the Debtor and any trade dress including logos, designs, fictitious business names and other business identifiers used by the Debtor.

          "Notes" shall mean all promissory notes (including intercompany notes) from time to time issued to, or held by, the Debtor.

          "Partnership Interest" shall mean the entire general partnership interest or limited partnership interest at any time owned by the Debtor in any general partnership or limited partnership.

          "Patents" shall mean any United States or foreign patent in or to which the Debtor now or hereafter has any right, title or interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a United States or foreign patent now or hereafter made by the Debtor.

          "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

          "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          "Proceeds" shall mean all "proceeds" as such term is defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Secured Party or the Debtor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Security" and "Securities" shall mean "securities" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York and shall in any event also include all Stock and all Notes.

          "Security Entitlement" shall mean "security entitlement" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Software" shall mean "software" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Stock" shall mean all of the issued and outstanding shares of capital stock of any corporation at any time directly owned by the Debtor.

          "Supporting Obligations" shall mean any "supporting obligation" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor, or in which the Debtor has any rights, and, in any event, shall include, but shall not be limited to all of such Debtor's rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

          "Tangible Chattel Paper" shall mean "tangible chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Trade Secrets" shall mean any secretly held existing engineering or other data, information, production procedures and other know-how relating to the design manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business of the Debtor worldwide whether written or not.

          "Trade Secret Rights" shall mean the rights of the Debtors in a Trade Secret it holds.

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGEMENT TO : (Name and Address)

     LexisNexis Document Solutions
     PO Box 2969
     Springfield, IL 62708

                                   THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only ONE debtor name (1a or 1b) - do not abbreviate or combine names
    1a. ORGANIZATION'S NAME
    RBS China Holdings, L.L.C.
OR
    1b. INDIVIDUAL'S LAST NAME     FIRST NAME    MIDDLE NAME           SUFFIX

1c. MAILING ADDRESS                CITY          STATE  POSTAL CODE    COUNTRY
4701 West Greenfield Avenue        MILWAUKEE     WI     53214          USA

1d. TAX ID # SSN OR EIN   ADD'NL. INFO RE
                          ORGANIZATI0N
                          DEBTOR

1e. TYPE OF ORGANIZATION
LLC

1f. JURISDICTION OF ORGANIZATION
DE

1g. ORGANIZATIONAL ID #, if any
                         / / NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only ONE debtor name (2a or 2b) - do not abbriviate or combine names
    2a. ORGANIZATION'S NAME

OR
    2b. INDIVIDUAL'S LAST NAME     FIRST NAME    MIDDLE NAME           SUFFIX

2c. MAILING ADDRESS                CITY          STATE  POSTAL CODE    COUNTRY

2d. TAX ID # SSN OR EIN    ADD'NL INFO RE
                           ORGANIZATION
                           DEBTOR

2e. TYPE OF ORGANIZATION

2f. JURISDICTION OF ORGANIZATION

2g. ORGANIZATIONAL ID #, if any
                         / / NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only ONE secured party name (3a or 3b)
    3a. ORGANIZATION'S NAME
    Deutsche Bank Trust Company Americas, as Collateral Agent
OR
    3b. INDIVIDUAL'S LAST NAME     FIRST NAME    MIDDLE NAME           SUFFIX

3c. MAILING ADDRESS                CITY          STATE  POSTAL CODE    COUNTRY
31 West 52nd Street                NEW YORK      NY     10019          USA

4. This FINANCING STATEMENT covers the following  collateral:
All assets of the Debtor, including, without limitation, as set forth on
Schedule I attached hereto and made a part hereof.

5. ALTERNATIVE DESIGNATION if applicable:
               / / LESSEE/LESSOR
               / / CONSIGNEE/CONSIGNOR
               / / BAILEE/BAILOR
               / / SELLER/BUYER
               / / AG LIEN
               / / NON-UCC FILING

6. / / This FINANCING STATEMENT is to be filed (for record) (or records) in the
       REAL ESTATE RECORDS   Attach Addendum                   [if applicable]

7. Check to REQUEST SEARCH REPORT(S) ON Debtor(s) [ADDITIONAL FEE]
               [optional]
               / / All Debtors
               / / Debtor 1
               / / Debtor 2

8. OPTIONAL FILER REFERENCE DATA
DE-SOS

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1)
(REV. 07/29/98)

                                                   LexisNexis Document Solutions
                                                                     [ILLEGIBLE]
                                                                     [ILLEGIBLE]

                                   SCHEDULE I
                                       to
                            UCC-1 Financing Statement
                                       by
                      RBS CHINA HOLDINGS, L.L.C., as Debtor
                                   in favor of
    DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent, Secured Party

     1. This Financing Statement is presented to a Filing Officer for filing pursuant to the Uniform Commercial Code.
     2. This Financing Statement covers all of the rights, title and interest of the Debtor in, to and under all assets, whether now existing or hereafter from time to time acquired by the Debtor, including without limitation all of the following (whether now existing or hereafter from time to time acquired by the Debtor):

          (i)       each and every Account;

          (ii)      all cash;

          (iii) the Cash Collateral Account and all monies, securities, Instruments and other investments deposited or required to be deposited in the Cash Collateral Account;

          (iv) all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

          (v)       all Commercial Tort Claims;

          (vi) all computer programs of the Debtor and all intellectual property rights therein and all other proprietary information of the Debtor, including, but not limited to Domain Names and Trade Secret Rights;

          (vii) all Contracts, together with all Contract Rights arising thereunder;

          (viii)    all Copyrights;

          (ix)      all Equipment;

          (x)       all Documents;

          (xi)      all General Intangibles;

          (xii)     all Goods;

          (xiii)    all Instruments;

          (xiv)     all Inventory;

          (xv)      all Investment Property;

          (xvi) all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

          (xvii) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Debtor symbolized by the Marks;

          (xviii)   all Patents;

          (xix)     all Permits;

          (xx) all Software and all Software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind or nature, regardless of the medium of recording;

          (xxi)     all Supporting Obligations;

          (xxii) each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by the Debtor in any such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

          (xxiii) all Securities owned or held by the Debtor from time to time and all options and warrants owned by the Debtor from time to time to purchase Securities;

          (xxiv) all Limited Liability Company Interests owned by the Debtor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law;

                    (A) all its capital therein and its interest in all profits, income, surpluses, losses and other distributions to which the Debtor shall at any time be entitled in respect of such Limited Liability Company Interests;

                    (B) all other payments due or to become due to the Debtor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                    (D) all present and future claims, if any, of the Debtor against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;

                    (E) all of the Debtor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any such limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of the Debtor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                    (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (xxv) all Partnership Interests owned by the Debtor from time to time and all of its right, title and interest in each partnership to which each such Partnership Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Partnership Interests and applicable law:

                    (A) all its capital therein and its interest in all profits, income, surpluses, losses, and other distributions to which the Debtor shall at any time be entitled in respect of such Partnership Interests;

                    (B) all other payments due or to become due to the Debtor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

                    (D) all present and future claims, if any, of the Debtor against any such partnership for monies loaned or advanced, for services rendered or otherwise;

                    (E) all of the Debtor's rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Debtor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                    (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (xxvi)    all Financial Assets owned by the Debtor from time to time;

          (xxvii) all Security Entitlements owned by the Debtor from time to time in any and all of the foregoing; and

          (xxviii) all Proceeds and products of any and all of the foregoing (all of the above, the "Collateral").

     3. For the purpose of this Financing Statement, the following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

          "Account" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card (viii) as winnings in a lottery or other game of chance operated or sponsored by a State governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. Without limiting the foregoing, the term "account" shall include all Health-Care-Insurance Receivables.

          "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Secured Party.

          "Chattel Paper" shall mean "chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term "Chattel Paper" shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

          "Collateral Accounts" shall mean any and all accounts established and maintained by the Secured Party in the name of the Debtor to which Collateral may be credited.

          "Commercial Tort Claims" shall mean "commercial tort claims" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Contract Rights" shall mean all rights of the Debtor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

          "Contracts" shall mean all contracts between the Debtor and one or more additional parties (including, without limitation, any licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements), except to the extent that the grant by the Debtor of a security interest in its right, title and interest in any such contract is prohibited by such contract without the consent of any other party thereto (that has not obtained) or would give any other party to such contract the right to terminate its obligations thereunder; PROVIDED, that the foregoing limitation
(i) shall not affect, limit, restrict to impair the grant by the Debtor of a security interest in any Account or any money or other amounts due or to become due under any such contract and (ii) shall not apply to the extent the provisions contained in such contract which prohibit such a grant by the Debtor or provide such other party such a termination right would be rendered unenforceable in accordance with applicable law (including the Uniform Commercial Code) or principles of equity.

          "Copyrights" shall mean any United States copyright now or hereafter owned by the Debtor, including any registrations of any copyrights, in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by the Debtor.

         "Documents" shall mean "documents" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Domain Names" shall mean all Internet domain names and associated URL addresses in or to which the Debtor now or hereafter has any right, title or interest.

         "Electronic Chattel Paper" shall mean "electronic chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Equipment" shall mean any "equipment" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by the Debtor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "Financial Asset" shall mean "financial asset" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "General Intangibles" shall mean "general intangibles" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Goods" shall mean "goods" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Health-Care-Insurance Receivable" shall mean any
"health-care-insurance receivable" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Instrument" shall mean "instruments" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Secured Party from the Debtor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Investment Property" shall mean "investment property" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Letter-of-Credit Rights" shall mean "letter-of-credit rights" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of new York.

          "Limited Liability Company Interests" shall mean the entire limited liability company membership interest at any time owned by the Debtor in any limited liability company.

          Marks" shall mean all right, title and interest in and to any trademarks, service marks and trade names now held or hereafter acquired by the Debtor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by the Debtor, which are registered or filed in the United State Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as any unregistered trademarks and service marks used by the Debtor and any trade dress including logos, designs, fictitious, business names and other business identifiers used by the Debtor.

          "Notes" shall mean all promissory notes (including intercompany notes) from time to time issued to, or held by, the Debtor.

          "Partnership Interest" shall mean the entire general partnership interest or limited partnership interest at any time owned by the Debtor in any general partnership or limited partnership.

          "Patents" shall mean any United States or foreign patent in or to which the Debtor now or hereafter has any right, title or interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a United States or foreign patent now or hereafter made by the Debtor.

          "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

          "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          "Proceeds" shall mean all "proceeds" as such term is defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Secured Party or the Debtor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Security" and "Securities" shall mean "securities" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York and shall in any event also include all Stock and all Notes.

          "Security Entitlement" shall mean "security entitlement" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Software" shall mean "software" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Stock" shall mean all of the issued and outstanding shares of capital stock of any corporation at any time directly owned by the Debtor.

          "Supporting Obligations" shall mean any "supporting obligation" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor, or in which the Debtor has any rights, and, in any event, shall include, but shall not be limited to all of such Debtor's rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

          "Tangible Chattel Paper" shall mean "tangible chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Trade Secrets" shall mean any secretly held existing engineering or other data, information, production procedures and other know-how relating to the design manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business of the Debtor worldwide whether written or not.

          "Trade Secret Rights" shall mean the rights of the Debtor in a Trade Secret it holds.

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGEMENT TO : (Name and Address)

     LexisNexis Document Solutions
     PO Box 2969
     Springfield, IL 62708

                                   THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only ONE debtor name (1a or 1b) - do not abbriviate or combine names
    1a. ORGANIZATION'S NAME
    RBS North America, Inc.
OR
    1b. INDIVIDUAL'S LAST NAME     FIRST NAME    MIDDLE NAME           SUFFIX

1c. MAILING ADDRESS                CITY          STATE  POSTAL CODE    COUNTRY
4701 West Greenfield Avenue        MILWAUKEE     WI     53214          USA

1d. TAX ID # SSN OR EIN   ADD'NL. INFO RE
                          ORGANIZATI0N
                          DEBTOR

1e. TYPE OF ORGANIZATION
CORP

1f. JURISDICTION OF ORGANIZATION
DE

1g. ORGANIZATIONAL ID #, if any
                         / / NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only ONE debtor name (2a or 2b) - do not abbriviate or combine names
    2a. ORGANIZATION'S NAME

OR
    2b. INDIVIDUAL'S LAST NAME     FIRST NAME    MIDDLE NAME           SUFFIX

2c. MAILING ADDRESS                CITY          STATE  POSTAL CODE    COUNTRY

2d. TAX ID # SSN OR EIN    ADD'NL INFO RE
                           ORGANIZATION
                           DEBTOR

2e. TYPE OF ORGANIZATION

2f. JURISDICTION OF ORGANIZATION

2g. ORGANIZATIONAL ID #, if any
                         / / NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only ONE secured party name (3a or 3b)
    3a. ORGANIZATION'S NAME
    Deutsche Bank Trust Company Americas, as Collateral Agent
OR
    3b. INDIVIDUAL'S LAST NAME     FIRST NAME    MIDDLE NAME           SUFFIX

3c. MAILING ADDRESS                CITY          STATE  POSTAL CODE    COUNTRY
31 West 52nd Street                NEW YORK      NY     10019          USA

4. This FINANCING STATEMENT covers the following  collateral:
All assets of the Debtor, including, without limitation, as set forth on
Schedule I attached hereto and made a part hereof.

5. ALTERNATIVE DESIGNATION if applicable:
               / / LESSEE/LESSOR
               / / CONSIGNEE/CONSIGNOR
               / / BAILEE/BAILOR
               / / SELLER/BUYER
               / / AG LIEN
               / / NON-UCC FILING

6. / / This FINANCING STATEMENT is to be filed (for record) (or records) in the
       REAL ESTATE RECORDS   Attach Addendum                   [if applicable]

7. Check to REQUEST SEARCH REPORT(S) ON All Debtor(s) [ADDITIONAL FEE]
               [optional]
               / / All Debtors
               / / Debtor 1
               / / Debtor 2

8. OPTIONAL FILER REFERENCE DATA
DE-SOS

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1)
(REV. 07/29/98)

                                                   LexisNexis Document Solutions
                                                                     [ILLEGIBLE]
                                                                     [ILLEGIBLE]

                                   SCHEDULE I
                          to UCC-I Financing Statement
                                       by
                       RBS NORTH AMERICA, INC., as Debtor
                                   in favor of
    DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent, Secured Party

     1. This Financing Statement is presented to a Filing Officer for filing pursuant to the Uniform Commercial Code.
     2. This Financing Statement covers all of the rights, title and interest of the Debtor in, to and under all assets, whether now existing or hereafter from time to time acquired by the Debtor, including without limitation all of the following (whether now existing or hereafter from time to time acquired by the Debtor):

          (i)       each and every Account;

          (ii)      all cash;

          (iii) the Cash Collateral Account and all monies, securities, Instruments and other investments deposited or required to be deposited in the Cash Collateral Account;

          (iv) all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

          (v)       all Commercial Tort Claims;

          (vi) all computer programs of the Debtor and all intellectual property rights therein and all other proprietary information of the Debtor, including, but not limited to Domain Names and Trade Secret Rights;

          (vii) all Contracts, together with all Contract Rights arising thereunder;

          (viii)    all Copyrights;

          (ix)      all Equipment;

          (x)       all Documents;

          (xi)      all General Intangibles;

          (xii)     all Goods;

          (xiii)    all Instruments;

          (xiv)     all Inventory;

          (xv)      all Investment Property;

          (xvi) all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

          (xvii) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Debtor symbolized by the Marks;

          (xviii)   all Patents;

          (xix)     all Permits;

          (xx) all Software and all Software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind or nature, regardless of the medium of recording;

          (xxi)     all Supporting Obligations;

          (xxii) each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by the Debtor in any such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

          (xxiii) all Securities owned or held by the Debtor from time to time and all options and warrants owned by the Debtor from time to time to purchase Securities;

          (xxiv) all Limited Liability Company Interests owned by the Debtor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law:

                    (A) all its capital therein and its interest in all profits, income, surpluses, losses and other distributions to which the Debtor shall at any time be entitled in respect of such Limited Liability Company Interests;

                    (B) all other payments due or to become due to the Debtor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                    (D) all present and future claims, if any, of the Debtor against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;

                    (E) all of the Debtor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any such limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of the Debtor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                    (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (xxv) all Partnership Interests owned by the Debtor from time to time and all of its right, title and interest in each partnership to which each such Partnership Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Partnership Interests and applicable law;

                    (A) all its capital therein and its interest in all profits, income, surpluses, losses, and other distributions to which the Debtor shall at any time be entitled in respect of such Partnership Interests;

                    (B) all other payments due or to become due to the Debtor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

                    (D) all present and future claims, if any, of the Debtor against any such partnership for monies loaned or advanced, for services rendered or otherwise;

                    (E) all of the Debtor's rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Debtor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                    (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (xxvi)    all Financial Assets owned by the Debtor from time to time;

          (xxvii) all Security Entitlements owned by the Debtor from time to time in any and all of the foregoing; and

          (xxviii) all Proceeds and products of any and all of the foregoing (all of the above, the "Collateral").

     3. For the purpose of this Financing Statement, the following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

          "Account" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. Without limiting the foregoing, the term "account" shall include all Health-Care-Insurance Receivables.

          "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Secured Party.

          "Chattel Paper" shall mean "chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term "Chattel Paper" shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

          "Collateral Accounts" shall mean any and all accounts established and maintained by the Secured Party in the name of the Debtor to which Collateral may be credited.

          "Commercial Tort Claims" shall mean "commercial tort claims" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Contract Rights" shall mean all rights of the Debtor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

          "Contracts" shall mean all contracts between the Debtor and one or more additional parties (including, without limitation, any licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements), except to the extent that the grant by the Debtor of a security interest in its right, title and interest in any such contract is prohibited by such contract without the consent of any other party thereto (that has not obtained) or would give any other party to such contract the right to terminate its obligations thereunder; PROVIDED, that the foregoing limitation
(i) shall not affect, limit, restrict or impair the grant by the Debtor of a security interest in any Account or any money or other amounts due or to become due under any such contract and (ii) shall not apply to the extent the provisions contained in such contract which prohibit such a grant by the Debtor or provide such other party such a termination right would be rendered unenforceable in accordance with applicable law (including the Uniform Commercial Code) or principles of equity.

          "Copyrights" shall mean any United States copyright now or hereafter owned by the Debtor, including any registrations of any copyrights, in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by the Debtor.

          "Documents" shall mean "documents" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Domain Names" shall mean all Internet domain names and associated URL addresses in or to which the Debtor now or hereafter has any right, title or interest.

          "Electronic Chattel Paper" shall mean "electronic chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Equipment" shall mean any "equipment" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by the Debtor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "Financial Asset" shall mean "financial asset" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "General Intangibles" shall mean "general intangibles" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Goods" shall mean "goods" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Health-Care-Insurance Receivable" shall mean any
"health-care-insurance receivable" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Instrument" shall mean "instruments" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Secured Party from the Debtor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Investment Property" shall mean "investment property" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Letter-of-Credit Rights" shall mean "letter-of-credit rights" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Limited Liability Company Interests" shall mean the entire limited liability company membership interest at any time owned by the Debtor in any limited liability company.

          "Marks" shall mean all right, title and interest in and to any trademarks, service marks and trade names now held or hereafter acquired by the Debtor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by the Debtor, which are registered or filed in the United States Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as any unregistered trademarks and service marks used by the Debtor and any trade dress including logos, designs, fictitious business names and other business identifiers used by the Debtor.

          "Notes" shall mean all promissory notes (including intercompany notes) from time to time issued to, or held by, the Debtor.

          "Partnership Interest" shall mean the entire general partnership interest or limited partnership interest at any time owned by the Debtor in any general partnership or limited partnership.

          "Patents" shall mean any United States or foreign patent in or to which the Debtor now or hereafter has any right, title or interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a United States or foreign patent now or hereafter made by the Debtor.

          "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

          "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          "Proceeds" shall mean all "proceeds" as such term is defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Secured Party or the Debtor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Security" and "Securities" shall mean "securities" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York and shall in any event also include all Stock and all Notes.

          "Security Entitlement" shall mean "security entitlement" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Software" shall mean "software" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Stock" shall mean all of the issued and outstanding shares of capital stock of any corporation at any time directly owned by the Debtor.

          "Supporting Obligations" shall mean any "supporting obligation" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor, or in which the Debtor has any rights, and, in any event, shall include, but shall not be limited to all of such Debtor's rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

          "Tangible Chattel Paper" shall mean "tangible chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Trade Secrets" shall mean any secretly held existing engineering or other data, information, production procedures and other know-how relating to the design manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business of the Debtor worldwide whether written or not.

          "Trade Secret Rights." shall mean the rights of the Debtor in a Trade Secret it holds.

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGEMENT TO: (Name and Address)

     LexisNexis Document Solutions
     PO Box 2969
     Springfield, IL 62708

                                   THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only ONE debtor name (1a or 1b) - do not abbreviate or combine names
    1a. ORGANIZATION'S NAME
    Rexnord Corporation
OR
    1b. INDIVIDUAL'S LAST NAME     FIRST NAME    MIDDLE NAME           SUFFIX

1c. MAILING ADDRESS                CITY          STATE  POSTAL CODE    COUNTRY
4701 West Greenfield Avenue        MILWAUKEE     WI     53214.         USA

1d. TAX ID # SSN OR EIN   ADD'NL. INFO RE
                          ORGANIZATI0N
                          DEBTOR

1e. TYPE OF ORGANIZATION
CORP

1f. JURISDICTION OF ORGANIZATION
DE

1g. ORGANIZATIONAL ID #, if any
                         / / NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME-insert only ONE debtor name (2a or 2b) - do not abbreviate or combine names
    2a. ORGANIZATIONS NAME

OR
    2b. INDIVIDUAL'S LAST NAME     FIRST NAME    MIDDLE NAME           SUFFIX

2c. MAILING ADDRESS                CITY          STATE  POSTAL CODE    COUNTRY

2d. TAX ID # SSN OR EIN    ADD'NL INFO RE
                           ORGANIZATION
                           DEBTOR

2e. TYPE OF ORGANIZATION

2f. JURISDICTION OF ORGANIZATION

2g. ORGANIZATIONAL ID #, if any
                         / / NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only ONE secured party name (3a or 3b)
    3a. ORGANIZATION'S NAME
    Deutsche Bank Trust Company Americas, as Collateral Agent
OR
    3b. INDIVIDUAL'S LAST NAME     FIRST NAME    MIDDLE NAME           SUFFIX

3c. MAILING ADDRESS                CITY          STATE  POSTAL CODE    COUNTRY
31 West 52nd Street                NEW YORK      NY     10019          USA

4. This FINANCING STATEMENT covers the following collateral:
All assets of the Debtor, including, without limitation, as set forth on
Schedule I attached hereto and made a part hereof.

5. ALTERNATIVE DESIGNATION if applicable:
               / / LESSEE/LESSOR
               / / CONSIGNEE/CONSIGNOR
               / / BAILEE/BAILOR
               / / SELLER/BUYER
               / / AG LIEN
               / / NON-UCC FILING

6. / / The FINANCING STATEMENT is to be filed (for record) (or records) in the
       REAL ESTATE RECORDS   Attach Addendum                   (if applicable)

7. Check to REQUEST SEARCH REPORT(S) ON Debtor(s) [ADDITIONAL FEE]
               (optional)
               / / All Debtors
               / / Debtor 1
               / / Debtor 2

8. OPTIONAL FILER REFERENCE DATA
DE-SOS

FILING OFFICE COPY. NATIONAL \ (FORM UCC1)
(REV. 07/29/98)

                                                   LexisNexis Document Solutions
                                                                     [ILLEGIBLE]
                                                                     [ILLEGIBLE]

                                   SCHEDULE I
                          to UCC-1 Financing Statement
                                       by
                         REXNORD CORPORATION, as Debtor
                                   in favor of
    DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent, Secured Party

     1. This Financing Statement is presented to a Filing Officer for filing pursuant to the Uniform Commercial Code.

     2. This Financing Statement covers all of the rights, title and interest of the Debtor in, to and under all assets, whether now existing or hereafter from time to time acquired by the Debtor, including without limitation all of the following (whether now existing or hereafter from time to time acquired by the Debtor):

          (i)       each and every Account;

          (ii)      all cash;

          (iii) the Cash Collateral Account and all monies, securities, Instruments and other investments deposited or required to be deposited in the Cash Collateral Account;

          (iv) all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

          (v)       all Commercial Tort Claims;

          (vi) all computer programs of the Debtor and all intellectual property rights therein and all other proprietary information of the Debtor, including, but not limited to Domain Names and Trade Secret Rights;

          (vii) all Contracts, together with all Contract Rights arising thereunder;

          (viii)    all Copyrights;

          (ix)      all Equipment;

          (x)       all Documents;

          (xi)      all General Intangibles;

          (xii)     all Goods;

          (xiii)    all Instruments;

          (xiv)     all Inventory;

          (xv)      all Investment Property;

          (xvi) all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

          (xvii) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Debtor symbolized by the Marks;

          (xviii)   all Patents;

          (xix)     all Permits;

          (xx) all Software and all Software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind or nature, regardless of the medium of recording;

          (xxi)     all Supporting Obligations;

          (xxii) each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by the Debtor in any such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

          (xxiii) all Securities owned or held by the Debtor from time to time and all options and warrants owned by the Debtor from time to time to purchase Securities;

          (xxiv) all Limited Liability Company Interests owned by the Debtor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law:

                    (A) all its capital therein and its interest in all profits, income, surpluses, losses and other distributions to which the Debtor shall at any time be entitled in respect of such Limited Liability Company Interests;

                    (B) all other payments due or to become due to the Debtor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                    (D) all present and future claims, if any, of the Debtor against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;

                    (E) all of the Debtor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any such limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of the Debtor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                    (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (xxv) all Partnership Interests owned by the Debtor from time to time and all of its right, title and interest in each partnership to which each such Partnership Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and a agreements governing such Partnership Interests and applicable law:

                    (A) all its capital therein and its interest in all profits, income, surpluses, losses, and other distributions to which the Debtor shall at any time be entitled in respect of such Partnership Interests;

                    (B) all other payments due or to become due to the Debtor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interest;

                    (D) all present and future claims, if any, of the Debtor against any such partnership for monies loaned or advanced, for services rendered or otherwise;

                    (E) all of the Debtor's rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Debtor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing: and

                    (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (xxvi)    all Financial Assets owned by the Debtor from time to time;

          (xxvii) all Security Entitlements owned by the Debtor form time to time in any and all of the foregoing; and

          (xxviii) all Proceeds and products of any and all of the foregoing (all of the above, the "Collateral").

     3. For the purpose of this Financing Statement, the following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

          "Account" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. Without limiting the foregoing, the term "account" shall include all Health-Care-Insurance Receivables.

          "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Secured Party.

          "Chattel Paper" shall mean "chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term "Chattel Paper" shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

          "Collateral Accounts" shall mean any and all accounts established and maintained by the Secured Party in the name of the Debtor to which Collateral may be credited.

          "Commercial Tort Claims" shall mean "commercial tort claims" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Contract Rights" shall mean all rights of the Debtor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

          "Contracts" shall mean all contracts between the Debtor and one or more additional parties (including, without limitation, any licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements), except to the extent that the grant by the Debtor of a security interest in its right, title and interest in any such contract is prohibited by such contract without the consent of any other party thereto (that has not obtained) or would give any other party to such contract the right to terminate its obligations thereunder; PROVIDED, that the foregoing limitation
(i) shall not affect, limit, restrict or impair the grant by the Debtor of a security interest in any Account or any money or other amount due or to become due under any such contract and (ii) shall not apply to the extent the provisions contained in such contract which prohibit such a grant by the Debtor or provide such other party such a termination right would be rendered unenforceable in accordance with applicable law (including the Uniform Commercial Code) or principles of equity.

          "Copyrights" shall mean any United States copyright now or hereafter owned by the Debtor, including any registrations of any copyrights, in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by the Debtor.

          "Documents" shall mean "documents" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Domain Names" shall mean all Internet domain names and associated URL addresses in or to which the Debtor now or hereafter has any right, title or interest.

          "Electronic Chattel Paper" shall mean "electronic chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Equipment" shall mean any "equipment" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by the Debtor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "Financial Asset" shall mean "financial asset" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "General Intangibles" shall mean "general intangibles" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Goods" shall mean "goods" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Health-Care-Insurance Receivable" shall mean any
"health-care-insurance receivable" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Instrument" shall mean "instruments" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Secured Party from the Debtor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Investment Property" shall mean "investment property" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Letter-of-Credit Rights" shall mean "letter-of-credit rights" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of new York.

          "Limited Liability Company Interests" shall mean the entire limited liability company membership interest at any time owned by the Debtor in any limited liability company.

          "Marks" shall mean all right, title and interest in and to any trademarks, service marks and trade names now held or hereafter acquired by the Debtor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by the Debtor, which are registered or filed in the United States Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as any unregistered trademarks and service marks used by the Debtor and any trade dress including logos, designs, fictitious business names and other business identifiers used by the Debtor.

          "Notes" shall mean all promissory notes (including intercompany notes) from time to time issued to, or held by, the Debtor.

          "Partnership Interest" shall mean the entire general partnership interest or limited partnership interest at any time owned by the Debtor in any general partnership or limited partnership.

          "Patents" shall mean any United States or foreign patent in or to which the Debtor now or hereafter has any right, title or interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a United States or foreign patent now or hereafter made by the Debtor.

          "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

          "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          "Proceeds" shall mean all "proceeds" as such term is defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Secured Party or the Debtor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Security" and "Securities" shall mean "securities" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York and shall in any event also include all Stock and all Notes.

          "Security Entitlement" shall mean "security entitlement" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Software" shall mean "software" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Stock" shall mean all of the issued and outstanding shares of capital stock of any corporation at any time directly owned by the Debtor.

          "Supporting Obligations" shall mean any "supporting obligation" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor, or in which the Debtor has any rights, and, in any event, shall include, but shall not be limited to all of such Debtor's rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

          "Tangible Chattel Paper" shall mean "tangible chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Trade Secrets" shall mean any secretly held existing engineering or other data, information, production procedures and other know-how relating to the design manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business of the Debtor worldwide whether written or not.

          "Trade Secret Rights" shall mean the rights of the Debtor in a Trade Secret it holds.

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

      LEXIS Document Services
      PO Box 2969
      Sp IL

                                   THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name(1a or 1b) - do not abbreviate or combine names
   1a. ORGANIZATION'S NAME
   PT Components, Inc.
OR
   1b. INDIVIDUAL'S LAST NAME          FIRST NAME    MIDDLE NAME         SUFFIX

1c. MAILING ADDRESS                    CITY          STATE  POSTAL CODE  COUNTRY
4701 West Greenfield Avenue            MILWAUKEE     WI     53214        USA

1d. TAX ID # SSN OR EIN  ADD'NL. INFO RE
                         ORGANIZATION
                         DEBTOR

1e. TYPE OF ORGANIZATION
CORP

 1f. JURISDICTION OF ORGANIZATION
DE

1g. ORGANIZATIONAL ID #, if any

                / / NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
   2a. ORGANIZATION'S NAME

OR
   2b. INDIVIDUAL'S LAST NAME           FIRST NAME    MIDDLE NAME        SUFFIX

2c. MAILING ADDRESS                     CITY          STATE POSTAL CODE  COUNTRY

2d. TAX ID # SSN OR EIN  ADD'NL. INFO RE
                         ORGANIZATION
                         DEBTOR

2e. TYPE OF ORGANIZATION

2f. JURISDICTION OF ORGANIZATION

2g. ORGANIZATIONAL ID #, if any

                / / NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one selected party name (3a or 3b)
   3a. ORGANIZATION'S NAME
   Deutsche Bank Trust Company Americas, as Collateral Agent

OR
   3b. INDIVIDUAL'S LAST NAME           FIRST NAME    MIDDLE NAME        SUFFIX

3c. MAILING ADDRESS                     CITY          STATE POSTAL CODE  COUNTRY
31 West 52nd Street                     NEW YORK      NY    10019        USA

4. This FINANCING STATEMENT covers the following collateral:
All assets of the Debtor, including, without limitation, as set forth on
Schedule I attached hereto and made a part hereof.

5. ALTERNATIVE DESIGNATION if applicable:

               / / LESSEE/LESSOR

               / / CONSIGNEE/CONSIGNOR

               / /BAILEE/BAILOR

               / /SELLER/BUYER

               / / AG LIEN

               / / NON-UCC FILING

6. /X/ The FINANCING STATEMENT is to be filed (for record) (or records) in the
       REAL ESTATE RECORDS   Attach Addendum                   (if applicable)

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE]
               [optional]
               / / All Debtors
               / / Debtor 1
               / / Debtor 2

8. OPTIONAL FILER REFERENCE DATA
DE-SOS

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1)
(REV. 07/29/98)

                                                   LexisNexis Document Solutions
                                                                     [ILLEGIBLE]

                                   SCHEDULE I
                          to UCC-1 Financing Statement
                                       by
                         PT COMPONENTS, INC., as Debtor
                                   in favor of
    DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent, Secured Party

     1. This Financing Statement is presented to a Filing Officer for filing pursuant to the Uniform Commercial Code.

     2. This Financing Statement covers all of the rights, title and interest of the Debtor in, to and under all assets, whether now existing or hereafter from time to time acquired by the Debtor, including without limitation all of the following (whether now existing or hereafter from time to time acquired by the Debtor);

          (i)       each and every Account;

          (ii)      all cash;

          (iii) the Cash Collateral Account and all monies, securities, Instruments and other investments deposited or required to be deposited in the Cash Collateral Account;

          (iv) all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

          (v)       all Commercial Tort Claims;

          (vi) all computer programs of the Debtor and all intellectual property rights therein and all other proprietary information of the Debtor, including, but not limited to Domain Names and Trade Secret Rights;

          (vii) all Contracts, together with all Contract Rights arising thereunder;

          (viii)    all Copyrights;

          (ix)      all Equipment;

          (x)       all Documents;

          (xi)      all General Intangibles;

          (xii)     all Goods;

          (xiii)    all Instruments;

          (xiv)     all Inventory;

          (xv)      all Investment Property;

          (xvi) all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

          (xvii) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Debtor symbolized by the Marks;

          (xviii)   all Patents;

          (xix)     all Permits;

          (xx) all Software and all Software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind or nature, regardless of the medium of recording;

          (xxi)     all Supporting Obligations;

          (xxii) each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by the Debtor in any such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

          (xxiii) all Securities owned or held by the Debtor from time to time and all options and warrants owned by the Debtor from time to time to purchase Securities;

          (xxiv) all Limited Liability Company Interests owned by the Debtor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law:

                    (A) all its capital therein and its interest in all profits, income, surpluses, losses and other distributions to which the Debtor shall at any time be entitled in respect of such Limited Liability Company Interests;

                    (B) all other payments due or to become due to the Debtor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                    (D) all present and future claims, if any, of the Debtor against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;

                    (E) all of the Debtor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any such limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of the Debtor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                    (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (xxv) all Partnership Interests owned by the Debtor from time to time and all of its right, title and interest in each partnership to which each such Partnership Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Partnership Interests and applicable law:

                    (A) all its capital therein and its interest in all profits, income, surpluses, losses, and other distributions to which the Debtor shall at any time be entitled in respect of such Partnership Interests;

                    (B) all other payments due or to become due to the Debtor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

                    (D) all present and future claims, if any, of the Debtor against any such partnership for monies loaned or advanced, for services rendered or otherwise;

                    (E) all of the Debtor's rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Debtor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                    (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (xxvi)    all Financial Assets owned by the Debtor from time to time;

          (xxvii) all Security Entitlements owned by the Debtor from time to time in any and all of the foregoing; and

          (xxviii) all Proceeds and products of any and all of the foregoing (all of the above, the "Collateral").

     3. For the purpose of this Financing Statement, the following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

          "Account" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. Without limiting the foregoing, the term "account" shall include all Health-Care-Insurance Receivables.

          "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Secured Party.

          "Chattel Paper" shall mean "chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term "Chattel Paper" shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

          "Collateral Accounts" shall mean any and all accounts established and maintained by the Secured Party in the name of the Debtor to which Collateral may be credited.

          "Commercial Tort Claims" shall mean "commercial tort claims" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Contract Rights" shall mean all rights of the Debtor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

          "Contracts" shall mean all contracts between the Debtor and one or more additional parties (including, without limitation, any licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements), except to the extent that the grant by the Debtor of a security interest in its right, title and interest in any such contract is prohibited by such contract without the consent of any other party thereto (that has not obtained) or would give any other party to such contract the right to terminate its obligations thereunder; PROVIDED, that the foregoing limitation
(i) shall not affect, limit, restrict or impair the grant by the Debtor of a security interest in any Account or any money or other amounts due or to become due under any such contract and (ii) shall not apply to the extent the provisions contained in such contract which prohibit such a grant by the Debtor or provide such other party such a termination right would be rendered unenforceable in accordance with applicable law (including the Uniform Commercial Code) or principles of equity.

          "Copyrights" shall mean any United States copyright now or hereafter owned by the Debtor, including any registrations of any copyrights, in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by the Debtor.

          "Documents" shall mean "documents" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Domain Names" shall mean all Internet domain names and associated URL addresses in or to which the Debtor now or hereafter has any right, title or interest.

          "Electronic Chattel Paper" shall mean "electronic chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Equipment" shall mean any "equipment" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by the Debtor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "Financial Asset" shall mean "financial asset" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "General Intangibles" shall mean "general intangibles" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Goods" shall mean "goods" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Health-Care-Insurance Receivable" shall mean any
"health-care-insurance receivable" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Instrument" shall mean "instruments" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Secured Party from the Debtor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Investment Property" shall mean "investment property" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Letter-of-Credit Rights" shall mean "letter-of-credit rights" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          Limited Liability Company Interests" shall mean the entire limited liability company membership interest at any time owned by the Debtor in any limited liability company.

          "Marks" shall mean all right, title and interest in and to any trademarks, service marks and trade names now held or hereafter acquired by the Debtor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by the Debtor, which are registered or filed in the United States Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as any unregistered trademarks and service marks used by the Debtor and any trade dress including logos, designs, fictitious business names and other business identifiers used by the Debtor.

          "Notes" shall mean all promissory notes (including intercompany notes) from time to time issued to, or held by, the Debtor.

          "Partnership Interest" shall mean the entire general partnership interest or limited partnership interest at any time owned by the Debtor in any general partnership or limited partnership.

          "Patents" shall mean any United States or foreign patent in or to which the Debtor now or hereafter has any right, title or interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a United States or foreign patent now or hereafter made by the Debtor.

          "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

          "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          "Proceeds" shall mean all "proceeds" as such term is defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Secured Party or the Debtor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Security" and "Securities" shall mean "securities" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York and shall in any event also include all Stock and all Notes.

          "Security Entitlement" shall mean "security entitlement" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Software" shall mean "software" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Stock" shall mean all of the issued and outstanding shares of capital stock of any corporation at any time directly owned by the Debtor.

          "Supporting Obligations" shall mean any "supporting obligation" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor, or in which the Debtor has any rights, and, in any event, shall include, but shall not be limited to all of such Debtor's rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

          "Tangible Chattel Paper" shall mean "tangible chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Trade Secrets" shall mean any secretly held existing engineering or other data, information, production procedures and other know-how relating to the design manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business of the Debtor worldwide whether written or not.

          "Trade Secret Rights" shall mean the rights of the Debtor in a Trade Secret it holds.

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

   LexisNexis Document Solutions
   PO Box 2969
   Springfield, IL 62708

                                   THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
1. DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name(1a or 1b) - do not abbreviate or combine names
   1a. ORGANIZATION'S NAME
   Winfred Berg Licensco Inc.
OR
   1b. INDIVIDUAL'S LAST NAME           FIRST NAME  MIDDLE NAME         SUFFIX

1c. MAILING ADDRESS                     CITY        STATE  POSTAL CODE  COUNTRY
1105 North Market Street, Suite 1300    WILMINGTON  DE     19801        USA

1d. TAX ID # SSN OR EIN  ADD'NL. INFO RE
                         ORGANIZATION
                         DEBTOR

1e. TYPE OF ORGANIZATION
CORP

1f. JURISDICTION OF ORGANIZATION
DE

1g. ORGANIZATIONAL ID #, if any

                / / NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
   2a. ORGANIZATION'S NAME

OR
   2b. INDIVIDUAL'S LAST NAME           FIRST NAME   MIDDLE NAME         SUFFIX

2c. MAILING ADDRESS                     CITY         STATE  POSTAL CODE  COUNTRY

2d. TAX ID # SSN OR EIN  ADD'NL. INFO RE
                         ORGANIZATION
                         DEBTOR

2e. TYPE OF ORGANIZATION


2f. JURISDICTION OF ORGANIZATION

2g. ORGANIZATIONAL ID #, if any

                / / NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSINGNOR S/P) - insert only one selected party name (3a or 3b)
   3a. ORGANIZATION'S NAME
   Deutsche Bank Trust Company Americas, as Collateral Agent

OR
   3b. INDIVIDUAL'S LAST NAME           FIRST NAME   MIDDLE NAME         SUFFIX

3c. MAILING ADDRESS                     CITY         STATE  POSTAL CODE  COUNTRY
31 West 52nd Street                     NEW YORK     NY     10019        USA

4. This FINANCING STATEMENT covers the following collateral:
All assets of the Debtor, including, without limitation, as set forth on
Schedule I attached hereto and made a part hereof.

5. ALTERNATIVE DESIGNATION if applicable:

               / / LESSEE/LESSOR

               / / CONSIGNEE/CONSIGNOR

               / / BAILEE/BAILOR

               / / SELLER/BUYER

               / / AG LIEN

               / / NON-UCC FILING

6. / / The FINANCING STATEMENT is to be filed (for record) (or records) in the
       REAL ESTATE RECORDS   Attach Addendum                   (if applicable)

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE]
               (optional)
               / / All Debtors
               / / Debtor 1
               / / Debtor 2

8. OPTIONAL FILER REFERENCE DATA
DE-SOS

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1)
(REV. 07/29/98)

                                                   LexisNexis Document Solutions
                                                                     [ILLEGIBLE]
                                                                     [ILLEGIBLE]

                                   SCHEDULE I
                          to UCC-1 Financing Statement
                                       by
                     WINIFRED BERG LICENSCO INC., as Debtor
                                   in favor of
    DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent, Secured Party

     1. This Financing Statement is presented to a Filing Officer for filing pursuant to the Uniform Commercial Code.

     2. This Financing Statement covers all of the rights, title and interest of the Debtor in, to and under all assets, whether now existing or hereafter from time to time acquired by the Debtor, including without limitation all of the following (whether now existing or hereafter from time to time acquired by the Debtor):

          (i)       each and every Account;

          (ii)      all cash;

          (iii) the Cash Collateral Account and all monies, securities, Instruments and other investments deposited or required to be deposited in the Cash Collateral Account;

          (iv) all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

          (v)       all Commercial Tort Claims;

          (vi) all computer programs of the Debtor and all intellectual property rights therein and all other proprietary information of the Debtor, including, but not limited to Domain Names and Trade Secret Rights;

          (vii) all Contracts, together with all Contract Rights arising thereunder;

          (viii)    all Copyrights;

          (ix)      all Equipment;

          (x)       all Documents;

          (xi)      all General Intangibles;

          (xii)     all Goods;

          (xiii)    all Instruments;

          (xiv)     all Inventory;

          (xv)      all Investment property;

          (xvi) all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

          (xvii) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Debtor symbolized by the Marks;

          (xviii)   all Patents;

          (xix)     all Permits;

          (xx) all Software and all Software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind or nature, regardless of the medium of recording;

          (xxi)     all Supporting Obligations;

          (xxii) each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by the Debtor in any such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitations, all Financial Assets, Investment Property, monies, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

          (xxiii) all Securities owned or held by the Debtor from time to time and all options and warrants owned by the Debtor from time to time to purchase Securities;

          (xxiv) all Limited Liability Company Interests owned by the Debtor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law;

                    (A) all its capital therein and its interest in all profits, income, surpluses, losses and other distributions to which the Debtor shall at any time be entitled in respect of such Limited Liability Company Interests;

                    (B) all other payments due or to become due to the Debtor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                    (D) all present and future claims, if any, of the Debtor against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;

                    (E) all of the Debtor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any such limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of the Debtor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                    (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (xxv) all Partnership Interests owned by the Debtor from time to time and all of its right, title and interest in each partnership to which each such Partnership Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Partnership Interests and applicable law;

                    (A) all its capital therein and its interests in all profits, income, surpluses, losses, and other distributions to which the Debtor shall at any time be entitled in respect of such Partnership Interests;

                    (B) all other payments due or to become due to the Debtor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

                    (D) all present and future claims, if any, of the Debtor against any such partnership for monies loaned or advanced, for services rendered or otherwise;

                    (E) all of the Debtor's rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Debtor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;and

                    (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (xxvi)    all Financial Assets owned by Debtor from time to time;

          (xxvii) all Security Entitlements owned by the Debtor from time to time in any and all of the foregoing; and

          (xxviii) all Proceeds and products of any and all of the foregoing (all of the above, the "Collateral").

     3. For the purpose of this Financing Statement, the following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

          "Account" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided,(vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. Without limiting the foregoing, the term "account" shall include all Health-Care-Insurance Receivables.

          "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Secured Party.

          "Chattel Paper" shall mean "chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term "Chattel Paper" shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

          "Collateral Accounts" shall mean any and all accounts established and maintained by the Secured Party in the name of the Debtor to which Collateral may be credited.

          "Commercial Tort Claims" shall mean "commercial tort claims" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Contract Rights" shall mean all rights of the Debtor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

          "Contracts" shall mean all contracts between the Debtor and one or more additional parties (including, without limitation, any licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements), except to the extent that the grant by the Debtor of a security interest in its right, title and interest in any such contract is prohibited by such contract without the consent of any other party thereto (that has not obtained) or would give any other party to such contract the right to terminate its obligations thereunder; PROVIDED, that the foregoing limitation
(i) shall not affect, limit, restrict or impair the grant by the Debtor of a security interest in any Account or any money or other amounts due or to become due under any such contract and (ii) shall not apply to the extent the provisions contained in such contract which prohibit such a grant by the Debtor or provide such other party such a termination right would be rendered unenforceable in accordance with applicable law (including the Uniform Commercial Code) or principles of equity.

          "Copyrights" shall mean any United States copyright now or hereafter owned by the Debtor, including any registrations of any copyrights, in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by the Debtor.

          "Documents" shall mean "documents" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Domain Names" shall mean all Internet domain names and associated
URL addresses in or to which the Debtor now or hereafter has any right, title or interest.

          "Electronic Chattel Paper" shall mean "electronic chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Equipment" shall mean any "equipment" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by the Debtor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "Financial Asset" shall mean "financial asset" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "General Intangibles" shall mean "general intangibles" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Goods" shall mean "goods" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Health-Care-Insurance Receivable" shall mean any
"health-care-insurance receivable" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Instrument" shall mean "instruments" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Secured Party from the Debtor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Investment Property" shall mean "investment property" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Letter-of-Credit Rights" shall mean "letter-of-credit rights" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Limited Liability Company Interests" shall mean the entire limited liability company membership interest at any time owned by the Debtor in any limited liability company.

          "Marks" shall mean all right, title and interest in and to any trademarks, service marks and trade names now held or hereafter acquired by the Debtor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by the Debtor, which are registered or filed in the United States Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as any unregistered trademarks and service marks used by the Debtor and any trade dress including logos, designs, fictitious business names and other business identifiers used by the Debtor.

          "Notes" shall mean all promissory notes (including intercompany notes) from time to time issued to, or held by, the Debtor.

          "Partnership Interest" shall mean the entire general partnership interest or limited partnership interest at any time owned by the Debtor in any general partnership or limited partnership.

          "Patents" shall mean any United States or foreign patent in or to which the Debtor now or hereafter has any right, title or interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a United States or foreign patent now or hereafter made by the Debtor.

          "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

          "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          "Proceeds" shall mean all "proceeds" as such term is defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Secured Party or the Debtor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Security" and "Securities" shall mean "securities" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York and shall in any event also include all Stock and all Notes.

          "Security Entitlement" shall mean "security entitlement" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Software" shall mean "software" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Stock" shall mean all of the issued and outstanding shares of capital stock of any corporation at any time directly owned by the Debtor.

          "Supporting Obligations" shall mean any "supporting obligation" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor, or in which the Debtor has any rights, and, in any event, shall include, but shall not be limited to all of such Debtor's rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

          "Tangible Chattel Paper" shall mean "tangible chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Trade Secrets" shall mean any secretly held existing engineering or other data, information, production procedures and other know-how relating to the design manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business of the Debtor worldwide whether written or not.

          "Trade Secret Rights" shall mean the rights of the Debtor in a Trade Secret it holds.

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

   LexisNexis Document Solutions
   PO Box 2969
   Springfield, IL 62708

                                   THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
1. DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name (1a or 1b) - do not abbreviate or combine names

   1a. ORGANIZATION'S NAME

   RBS Acquisition Corporation

OR
   1b. INDIVIDUAL'S LAST NAME           FIRST NAME   MIDDLE NAME         SUFFIX

1c. MAILING ADDRESS                     CITY         STATE  POSTAL CODE  COUNTRY
4701 West Greenfield Avenue             MILWAUKEE    WI     53214        USA

1d. TAX ID # SSN OR EIN  ADD'NL. INFO RE
                         ORGANIZATION
                         DEBTOR

1e. TYPE OF ORGANIZATION
CORP

1f. JURISDICTION OF ORGANIZATION
DE

1g. ORGANIZATIONAL ID #, if any

                / / NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name (2a or 2b) - do not abbreviate or combine names
   2a. ORGANIZATION'S NAME

OR
   2b. INDIVIDUAL'S LAST NAME           FIRST NAME   MIDDLE NAME         SUFFIX

2c. MAILING ADDRESS                     CITY         STATE  POSTAL CODE  COUNTRY

2d. TAX ID # SSN OR EIN  ADD'NL. INFO RE
                         ORGANIZATION
                         DEBTOR

2e. TYPE OF ORGANIZATION


2f. JURISDICTION OF ORGANIZATION

2g. ORGANIZATIONAL ID #, if any

                / / NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSINGNOR S/P) - Insert only one secured party name (3a or 3b)
   3a. ORGANIZATION'S NAME
   Deutsche Bank Trust Company Americas, as Collateral Agent

OR
   3b. INDIVIDUAL'S LAST NAME           FIRST NAME   MIDDLE NAME         SUFFIX

3c. MAILING ADDRESS                     CITY         STATE  POSTAL CODE  COUNTRY
31 West 52nd Street                     NEW YORK     NY     10019        USA

4. This FINANCING STATEMENT covers the following collateral:
All assets of the Debtor, including, without limitation, as set forth on
Schedule I attached hereto and made a part hereof.

5. ALTERNATIVE DESIGNATION if applicable:

               / / LESSEE/LESSOR

               / / CONSIGNEE/CONSIGNOR

               / / BAILEE/BAILOR

               / / SELLER/BUYER

               / / AG LIEN

               / / NON-UCC FILING

6. / / The FINANCING STATEMENT is to be filed (for record) (or records) in the
       REAL ESTATE RECORDS   Attach Addendum                   (if applicable)

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE]
               (optional)
               / / All Debtors
               / / Debtor 1
               / / Debtor 2

8. OPTIONAL FILER REFERENCE DATA
DE-SOS

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1)
(REV. 07/29/98)

                                                   LexisNexis Document Solutions
                                                                     [ILLEGIBLE]
                                                                     [ILLEGIBLE]

                                   SCHEDULE I
                          to UCC-1 Financing Statement
                                       by
                     RBS ACQUISITION CORPORATION, as Debtor
                                   in favor of
    DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent, Secured Party

     1. This Financing Statement is presented to a Filing Officer for filing pursuant to the Uniform Commercial Code.

     2. This Financing Statement covers all of the rights, title and interest of the Debtor in, to and under all assets, whether now existing or hereafter from time to time acquired by the Debtor, including without limitation all of the following (whether now existing or hereafter from time to time acquired by the Debtor):

          (i)       each and every Account;

          (ii)      all cash;

          (iii) the Cash Collateral Account and all monies, securities, Instruments and other investments deposited or required to be deposited in the Cash Collateral Account;

          (iv) all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

          (v)       all Commercial Tort Claims;

          (vi) all computer programs of the Debtor and all intellectual property rights therein and all other proprietary information of the Debtor, including, but not limited to Domain Names and Trade Secret Rights;

          (vii) all Contracts, together with all Contract Rights arising thereunder;

          (viii)    all Copyrights;

          (ix)      all Equipment;

          (x)       all Documents;

          (xi)      all General Intangibles;

          (xii)     all Goods;

          (xiii)    all Instruments;

          (xiv)     all Inventory;

          (xv)      all Investment Property;

          (xvi) all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

          (xvii) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Debtor symbolized by the Marks;

          (xviii)   all Patents;

          (xix)     all Permits;

          (xx) all Software and all Software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind or nature, regardless of the medium of recording;

          (xxi)     all Supporting Obligations;

          (xxii) each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by the Debtor in any such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

          (xxiii) all Securities owned or held by the Debtor from time to time and all options and warrants owned by the Debtor from time to time to purchase Securities;

          (xxiv) all Limited Liability Company Interests owned by the Debtor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law:

                    (A) all its capital therein and its interest in all profits, income, surpluses, losses and other distributions to which the Debtor shall at any time be entitled in respect of such Limited Liability Company Interests;

                    (B) all other payments due or to become due to the Debtor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                    (D) all present and future claims, if any, of the Debtor against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;

                    (E) all of the Debtor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any such limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of the Debtor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                    (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (xxv) all Partnership Interests owned by the Debtor from time to time and all of its right, title and interest in each partnership to which each such Partnership Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Partnership Interests and applicable law:

                    (A) all its capital therein and its interest in all profits, income, surpluses, losses, and other distributions to which the Debtor shall at any time be entitled in respect of such Partnership Interests;

                    (B) all other payments due or to become due to the Debtor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

                    (D) all present and future claims, if any, of the Debtor against any such partnership for monies loaned or advanced, for services rendered or otherwise;

                    (E) all of the Debtor's rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Debtor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                    (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (xxvi)    all Financial Assets owned by the Debtor from time to time;

          (xxvii) all Security Entitlements owned by the Debtor from time to time in any and all of the foregoing; and

          (xxviii) all Proceeds and products of any and all of the foregoing (all of the above, the "Collateral").

     3. For the purpose of this Financing Statement, the following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

          "Account" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. Without limiting the foregoing, the term "account" shall include all Health-Care-Insurance Receivables.

          "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Secured Party.

          "Chattel Paper" shall mean "chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term "Chattel Paper" shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

          "Collateral Accounts" shall mean any and all accounts established and maintained by the Secured Party in the name of the Debtor to which Collateral may be credited.

          "Commercial Tort Claims" shall mean "commercial tort claims" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Contract Rights" shall mean all rights of the Debtor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

          "Contracts" shall mean all contracts between the Debtor and one or more additional parties (including, without limitation, any licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements), except to the extent that the grant by the Debtor of a security interest in its right, title and interest in any such contract is prohibited by such contract without the consent of any other party thereto (that has not obtained) or would give any other party to such contract the right to terminate its obligations thereunder; PROVIDED, that the foregoing limitation
(i) shall not affect, limit, restrict or impair the grant by the Debtor of a security interest in any Account or any money or other amounts due or to become due under any such contract and (ii) shall not apply to the extent the provisions contained in such contract which prohibit such a grant by the Debtor or provide such other party such a termination right would be rendered unenforceable in accordance with applicable law (including the Uniform Commercial Code) or principles of equity.

          "Copyrights" shall mean any United States copyright now or hereafter owned by the Debtor, including any registrations of any copyrights, in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by the Debtor.

          "Documents" shall mean "documents" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Domain Names" shall mean all Internet domain names and associated URL addresses in or to which the Debtor now or hereafter has any right, title or interest.

          "Electronic Chattel Paper" shall mean "electronic chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Equipment" shall mean any "equipment" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by the Debtor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "Financial Asset" shall mean "financial asset" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "General Intangibles" shall mean "general intangibles" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Goods" shall mean "goods" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Health-Care-Insurance Receivable" shall mean any
"health-care-insurance receivable" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Instrument" shall mean "instruments" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Secured Party from the Debtor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Investment Property" shall mean "investment property" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Letter-of-Credit Rights" shall mean "letter-of-credit rights" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Limited Liability Company Interests" shall mean the entire limited liability company membership interest at any time owned by the Debtor in any limited liability company.

          "Marks" shall mean all right, title and interest in and to any trademarks, service marks and trade names now held or hereafter acquired by the Debtor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by the Debtor, which are registered or filed in the United States Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as any unregistered trademarks and service marks used by the Debtor and any trade dress including logos, designs, fictitious business names and other business identifiers used by the Debtor.

          "Notes" shall mean all promissory notes (including intercompany notes) from time to time issued to, or held by, the Debtor.

          "Partnership Interest" shall mean the entire general partnership interest or limited partnership interest at any time owned by the Debtor in any general partnership or limited partnership.

          "Patents" shall mean any United States or foreign patent in or to which the Debtor now or hereafter has any right, title or interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a United States or foreign patent now or hereafter made by the Debtor.

          "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorization of or from any governmental authority or agency.

          "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentally thereof.

          "Proceeds" shall mean all "proceeds" as such term is defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Secured Party or the Debtor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Security" and "Securities" shall mean "securities" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York and shall in any event also include all Stock and all Notes.

          "Security Entitlement" shall mean "security entitlement" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Software" shall mean "software" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Stock" shall mean all of the issued and outstanding shares of capital stock of any corporation at any time directly owned by the Debtor.

          "Supporting Obligations" shall mean any "supporting obligation" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor, or in which the Debtor has any rights, and, in any event, shall include, but shall not be limited to all of such Debtor's rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

          "Tangible Chattel Paper" shall mean "tangible chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Trade Secrets" shall mean any secretly held existing engineering or other data, information, production procedures and other know-how relating to the design manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business of the Debtor worldwide whether written or not.

          "Trade Secret Rights" shall mean the rights of the Debtor in a Trade Secret it holds.

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

   LexisNexis Document Solutions
   PO Box 2969
   Springfield, IL 62708

                                   THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
1. DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name(1a or 1b) - do not abbreviate or combine names
   1a. ORGANIZATION'S NAME
   RBS Global, Inc.
OR
   1b. INDIVIDUAL'S LAST NAME           FIRST NAME   MIDDLE NAME         SUFFIX

1c. MAILING ADDRESS                     CITY         STATE  POSTAL CODE  COUNTRY
4701 West Greenfield Avenue             MILWAUKEE    WI     53214        USA

1d. TAX ID # SSN OR EIN  ADD'NL. INFO RE
                         ORGANIZATION
                         DEBTOR

1e. TYPE OF ORGANIZATION
CORP

1f. JURISDICTION OF ORGANIZATION
DE

1g. ORGANIZATIONAL ID #, if any

                / / NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
   2a. ORGANIZATION'S NAME

OR
2b. INDIVIDUAL'S LAST NAME           FIRST NAME   MIDDLE NAME         SUFFIX

2c. MAILING ADDRESS                     CITY      STATE  POSTAL CODE  COUNTRY

2d. TAX ID # SSN OR EIN  ADD'NL. INFO RE
                         ORGANIZATION
                         DEBTOR

2e. TYPE OF ORGANIZATION

2f. JURISDICTION OF ORGANIZATION

2g. ORGANIZATIONAL ID #, if any

                / / NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSINGNOR S/P) - insert only one selected party name (3a or 3b)
   3a. ORGANIZATION'S NAME
   Deutsche Bank Trust Company Americas, as Collateral Agent
OR
   3b. INDIVIDUAL'S LAST NAME           FIRST NAME   MIDDLE NAME         SUFFIX

3c. MAILING ADDRESS                     CITY         STATE  POSTAL CODE  COUNTRY
31 West 52nd Street                     NEW YORK     NY     10019        USA

4. This FINANCING STATEMENT covers the following collateral:
All assets of the Debtor, including, without limitation, as set forth on
Schedule I attached hereto and made a part hereof.

5. ALTERNATIVE DESIGNATION if applicable:

               / / LESSEE/LESSOR

               / / CONSIGNEE/CONSIGNOR

               / / BAILEE/BAILOR

               / / SELLER/BUYER

               / / AG LIEN

               / / NON-UCC FILING

6. / / The FINANCING STATEMENT is to be filed (for record) (or records) in the
       REAL ESTATE RECORDS   Attach Addendum                   [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE]
               [optional]
               / / All Debtors
               / / Debtor 1
               / / Debtor 2

8. OPTIONAL FILER REFERENCE DATA
DE-SOS

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1)
(REV. 07/29/98)

                                                   LexisNexis Document Solutions
                                                                     [ILLEGIBLE]
                                                                     [ILLEGIBLE]

                                   SCHEDULE I
                          to UCC-I Financing Statement
                                       by
                           RBS GLOBAL, INC., as Debtor
                                   in favor of
    DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent, Secured Party

     1. This Financing Statement is presented to a Filing Officer for filing pursuant to the Uniform Commercial Code.

     2. This Financing Statement covers all of the rights, title and interest of the Debtor in, to and under all assets, whether now existing or hereafter from time to time acquired by the Debtor, including without limitation all of the following (whether now existing or hereafter from time to time acquired by the Debtor):

          (i)       each and every Account;

          (ii)      all cash;

          (iii) the Cash Collateral Account and all monies, securities, Instruments and other investments deposited or required to be deposited in the Cash Collateral Account;

          (iv) all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

          (v)       all Commercial Tort Claims;

          (vi) all computer programs of the Debtor and all intellectual property rights therein and all other proprietary information of the Debtor, including, but not limited to Domain Names and Trade Secret Rights;

          (vii) all Contracts, together with all Contract Rights arising thereunder;

          (viii)    all Copyrights;

          (ix)      all Equipment;

          (x)       all Documents;

          (xi)      all General Intangibles;

          (xii)     all Goods;

          (xiii)    all Instruments;

          (xiv)     all Inventory;

          (xv)      all Investment Property;

          (xvi) all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

          (xvii) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Debtor symbolized by the Marks;

          (xviii)   all Patents;

          (xix)     all Permits;

          (xx) all Software and all Software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind or nature, regardless of the medium of recording;

          (xxi)     all Supporting Obligations;

          (xxii) each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by the Debtor in any such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

          (xxiii) all Securities owned or held by the Debtor from time to time and all options and warrants owned by the Debtor from time to time to purchase Securities;

          (xxiv) all Limited Liability Company Interests owned by the Debtor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law;

                    (A) all its capital therein and its interest in all profits, income, surpluses, losses and other distributions to which the Debtor shall at any time be entitled in respect of such Limited Liability Company Interests;

                    (B) all other payments due or to become due to the Debtor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                    (D) all present and future claims, if any, of the Debtor against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;

                    (E) all of the Debtor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any such limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of the Debtor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any cheeks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                    (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (xxv) all Partnership Interests owned by the Debtor from time to time and all of its right, title and interest in each partnership to which each such Partnership Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Partnership Interests and applicable law;

                    (A) all its capital therein and its interest in all profits, income, surpluses, losses, and other distributions to which the Debtor shall at any time be entitled in respect of such Partnership Interests;

                    (B) all other payments due or to become due to the Debtor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

                    (D) all present and future claims, if any, of the Debtor against any such partnership for monies loaned or advanced, for services rendered or otherwise;

                    (E) all of the Debtor's rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Debtor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                    (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (xxvi)    all Financial Assets owned by the Debtor from time to time;

          (xxvii) all Security Entitlements owned by the Debtor from time to time in any and all of the foregoing; and

          (xxviii) all Proceeds and products of any and all of the foregoing (all of the above, the "Collateral").

     3. For the purpose of this Financing Statement, the following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

          "Account" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. Without limiting the foregoing, the term "account" shall include all Health-Care-Insurance Receivables.

          "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Secured Party.

          "Chattel Paper" shall mean "chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term "Chattel Paper" shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

          "Collateral Accounts" shall mean any and all accounts established and maintained by the Secured Party in the name of the Debtor to which Collateral may be credited.

          "Commercial Tort Claims" shall mean "commercial tort claims" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Contract Rights" shall mean all rights of the Debtor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

          "Contracts" shall mean all contracts between the Debtor and one or more additional parties (including, without limitation, any licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements), except to the extent that the grant by the Debtor of a security interest in its right, title and interest in any such contract is prohibited by such contract without the consent of any other party thereto (that has not obtained) or would give any other party to such contact the right to terminate its obligations thereunder; PROVIDED, that the foregoing limitation
(i) shall not affect, limit, restrict or impair the grant by the Debtor of a security interest in any Account or any money or other amounts due or to become due under any such contract and (ii) shall not apply to the extent the provisions contained in such contract which prohibit such a grant by the Debtor or provide such other party such a termination right would be rendered unenforceable in accordance with applicable law (including the Uniform Commercial Code) or principles of equity.

          "Copyrights" shall mean any United States copyright now or hereafter owned by the Debtor, including any registrations of any copyrights, in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by the Debtor.

          "Documents" shall mean "documents" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Domain Names" shall mean all Internet domain names and associated URL addresses in or to which the Debtor now or hereafter has any right, title or interest.

          "Electronic Chattel Paper" shall mean "electronic chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Equipment" shall mean any "equipment" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of NewY ork, now or hereafter owned by the Debtor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by the Debtor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "Financial Asset" shall mean "financial asset" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "General Intangibles" shall mean "general intangibles" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Goods" shall mean "goods" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Health-Care-Insurance Receivable" shall mean any
"health-care-insurance receivable" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Instrument" shall mean "instruments" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the secured Party from the Debtor's customer, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Investment Property" shall mean "investment property" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Letter-of-Credit Rights" shall mean "letter-of-credit rights" as such term is defined in Uniform Commercial Code as in the effect on the date hereof in the State of new York.

          "Limited Liability Company Interests" shall mean the entire limited liability company membership interest at any time owned by the Debtor in any limited liability company.

          "Marks" shall mean all right, title and interest in and to any trademarks, service marks and trade names now held or hereafter acquired by the Debtor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by the Debtor, which are registered or filed in the United States Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as any unregistered trademarks and service marks used by the Debtor and any trade dress including logos, designs, fictitious business names and other business identifiers used by the Debtor.

          "Notes" shall mean all promissory notes (including intercompany notes) from time to time issued to, or held by, the Debtor.

          "Partnership Interest" shall mean the entire general partnership interest or limited partnership interest at any time owned by the Debtor in any general partnership or limited partnership.

          "Patents" shall mean any United States or foreign patent in or to which the Debtor now or hereafter has any right, title or interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a United States or foreign patent now or hereafter made by the Debtor.

          "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorization of or from any governmental authority or agency.

          "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          "Proceeds" shall mean all "proceeds" as such term is defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Secured Party or the Debtor from time to time with respect to any of the Collateral, (ii)any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Security and "Securities" shall mean "securities" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York and shall in any event also include all Stock and all Notes.

          "Security Entitlement" shall mean "security entitlement" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Software" shall mean "software" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Stock" shall mean all of the issued and outstanding shares of capital stock of any corporation at any time directly owned by the Debtor.

          "Supporting Obligations" shall mean any "supporting obligation" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor, or in which the Debtor has any rights, and, in any event, shall include, but shall not be limited to all of such Debtor's rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

          "Tangible Chattel Paper" shall mean "tangible chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Trade Secrets" shall mean any secretly held existing engineering or other data, information, production procedures and other know-how relating to the design manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business of the Debtor worldwide whether written or not.

          "Trade Secret Rights" shall mean the rights of the Debtor in a Trade Secret it holds.

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

     LexisNexis Document Solutions
     PO Box 2969
     Springfield , IL 62708

                                   THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name(1a or 1b) - do not abbreviate or combine names
   1a. ORGANIZATION'S NAME
   W.M. Berg Inc.

OR
   1b. INDIVIDUAL'S LAST NAME            FIRST NAME    MIDDLE NAME     SUFFIX

1c. MAILING ADDRESS      CITY            STATE         POSTAL CODE     COUNTRY
499 Ocean Avenue         EAST ROCKAWAY   NY            11518           USA

1d. TAX ID # SSN OR EIN  ADD'NL INFO RE
                         ORGANIZATION
                         DEBTOR

1e. TYPE OF ORGANIZATION
CORP

1f. JURISDICTION OF ORGANIZATION
DE

1g. ORGANIZATIONAL ID #, if any

                / / NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
   2a. ORGANIZATION'S NAME

OR
   2b. INDIVIDUAL'S LAST NAME            FIRST NAME  MIDDLE NAME         SUFFIX

2c. MAILING ADDRESS                      CITY        STATE  POSTAL CODE  COUNTRY

2d. TAX ID # SSN OR EIN  ADD'NL INFO RE
                         ORGANIZATION
                         DEBTOR

2e. TYPE OF ORGANIZATION

2f. JURISDICTION OF ORGANIZATION

2g. ORGANIZATIONAL ID #, if any

                / / NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one selected party name (3a or 3b)
   3a. ORGANIZATION'S NAME
   Deutsche Bank Trust Company Americas, as Collateral Agent

OR
   3b. INDIVIDUAL'S LAST NAME           FIRST NAME   MIDDLE NAME         SUFFIX

3c. MAILING ADDRESS                     CITY         STATE  POSTAL CODE  COUNTRY
31 West 52nd Street                     NEW YORK     NY     10019        USA

4. This FINANCING STATEMENT covers the following collateral:
All assets of the Debtor, including, without limitation, as set forth on
Schedule I attached hereto and made a part hereof.

5. ALTERNATIVE DESIGNATION if applicable:

               / / LESSEE/LESSOR

               / / CONSIGNEE/CONSIGNOR

               / / BAILEE/BAILOR

               / / SELLER/BUYER

               / / AG LIEN

               / / NON-UCC FILING

6. / / The FINANCING STATEMENT is to be filed (for record) (or records) in the
       REAL ESTATE RECORDS   Attach Addendum                  (if applicable)

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE]
               (optional)

               / / All Debtors
               / / Debtor 1
               / / Debtor 2

8. OPTIONAL FILER REFERENCE DATA
DE-SOS

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1)
(REV. 07/29/98)

                                                   LexisNexis Document Solutions
                                                                     [ILLEGIBLE]
                                                                     [ILLEGIBLE]

                                   SCHEDULE I
                          to UCC-1 Financing Statement
                                       by
                            W.M.BERG INC., as Debtor
                                  In favour of

    DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent, Secured Party

     1. This Financing Statement is presented to a Filing Officer for filing pursuant to the Uniform Commercial Code.

     2. This Financing Statement covers all of the rights, title and interest of the Debtor in, to and under all assets, whether now existing or hereafter from time to time acquired by the Debtor, including without limitation all of the following (whether now existing or hereafter from time to time acquired by the Debtor):

          (i)       each and every Account;

          (ii)      all cash;

          (iii) the Cash Collateral Account and all monies, securities, Instruments and other investments deposited or required to be deposited in the Cash Collateral Account;

          (iv) all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

          (v)       all Commercial Tort Claims;

          (vi) all computer programs of the Debtor and all intellectual property rights therein and all other proprietary information of the Debtor, including, but not limited to Domain Names and Trade Secret Rights;

          (vii) all Contracts, together with all Contract Rights arising thereunder;

          (viii)    all Copyrights;

          (ix)      all Equipment;

          (x)       all Documents;

          (xi)      all General Intangibles;

          (xii)     all Goods;

          (xiii)    all Instruments;

          (xiv)     all Inventory;

          (xv)      all Investment Property;

          (xvi) all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

          (xvii) all Marks, together with the registration and right to all renewals thereof, and the goodwill of the business of the Debtor symbolized by the Marks;

          (xviii)   all Patents;

          (xix)     all Permits;

          (xx) all Software and all Software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind of nature, regardless of the medium of recording;

          (xxi)     all Supporting Obligations;

          (xxii) each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by the Debtor in any such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, monies checks, drafts, Instruments, Securities or interests therein of any type or nature deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

          (xxiii) all Securities owned or held by the Debtor from time to time and all options and warrants owned by the Debtor from time to time to purchase Securities;

          (xxiv) all Limited Liability Company Interests owned by the Debtor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law;

                    (A) all its capital therein and its interest in all profits, income, surpluses, losses and other distributions to which the Debtor shall at any time be entitled in respect of such Limited Liability Company Interests;

                    (B) all other payments due or to become due to the Debtor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                    (D) all present and future claims, if any, of the Debtor against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;

                    (E) all of the Debtor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any such limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of the Debtor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take make any action in connection with any of the foregoing; and

                    (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (xxv) all Partnership Interests owned by the Debtor from time to time and all of its right, title and interest in each partnership to which each such Partnership Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Partnership Interest and applicable law;

                    (A) all its capital therein and its interest in all profits, income, surpluses, losses, and other distributions to which the Debtor shall at any time be entitled in respect of such Partnership Interests;

                    (B) all other payments due or to become due to the Debtor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

                    (D) all present and future claims, if any, of the Debtor against any such partnership for monies loaned or advanced, for services rendered or otherwise;

                    (E) all of the Debtor's rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Debtor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing to enforce or execute any checks, or other instruments or orders to file any claims and to take any action in connection with any of the foregoing; and

                    (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (xxvi)    all Financial Assets owned by the Debtor from time to time;

          (xxvii) all Security Entitlements owned by the Debtor from time to time in any and all of the foregoing; and

          (xxviii) all Proceeds and products of any and all of the foregoing (all of the above, the "Collateral").

     3. For the purpose of this Financing Statement, the following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

          "Account" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. Without limiting the foregoing, the term "account" shall include all Health-Care-Insurance Receivables.

          "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Secured Party.

          "Chattel Paper" shall mean "chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term "Chattel Paper" shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

          "Collateral Accounts" shall mean any and all accounts established and maintained by the Secured Party in the name of the Debtor to which Collateral may be credited.

          "Commercial Tort Claims" shall mean "commercial tort claims" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Contract Rights" shall mean all rights of the Debtor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

          "Contracts" shall mean all contracts between the Debtor and one or more additional parties (including, without limitation, any licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements), except to the extent that the grant by the Debtor of a security interest in its right, title and interest in any such contract is prohibited by such contract without the consent of any other party thereto (that has not obtained) or would give any other party to such contract the right to terminate its obligations thereunder; PROVIDED that the foregoing limitation (i) shall not affect, limit, restrict or impair the grant by the Debtor of a security interest in any Account or any money or other amounts due or to become due under any such contract and (ii) shall not apply to the extent the provisions contained in such contract which prohibit such a grant by the Debtor or provide such other party such a termination right would be rendered unenforceable in accordance with applicable law (including the Uniform Commercial Code) or principles of equity.

          "Copyrights" shall mean any United States copyright now or hereafter owned by the Debtor, including any registrations of any copyrights, in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by the Debtor.

          "Documents" shall mean "documents" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Domain Names" shall mean all Internet domain names and associated URL addresses in or to which the Debtor now or hereafter has any right, title or interest.

          "Electronic Chattel Paper" shall mean "electronic chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Equipment" shall mean any "equipment" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by the Debtor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "Financial Asset" shall mean "financial asset" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "General Intangibles" shall mean "general intangibes" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Goods" shall mean "goods" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Health-Care-Insurance Receivable" shall mean any
"health-care-insurance receivable" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Instrument" shall mean "instruments" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging of shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Secured Party from the Debtor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Investment Property" shall mean "investment property" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Letter-of-Credit Rights" shall mean "letter-of-credit rights" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of new York.

          "Limited Liability Company Interests" shall mean the entire limited liability company membership interest at any time owned by the Debtor in any limited liability company.

          "Marks" shall mean all right, title and interest in and to any trademarks, service marks and trade names now held or hereafter acquired by the Debtor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by the Debtor, which are registered or filed in the United States Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as any unregistered trademarks and service marks used by the Debtor and any trade dress including logos, designs, fictitious business names and other business identifiers used by the Debtor.

          "Notes" shall mean all promissory notes (including intercompany notes) from time to time issued to, or held by, the Debtor.

          "Partnership Interest" shall mean the entire general partnership interest or limited partnership interest at any time owned by the Debtor in any general partnership or limited partnership.

          "Patents" shall mean any United States or foreign patent in or to which the Debtor now or hereafter has any right, title or interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a United States or foreign patent now or hereafter made by the Debtor.

          "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

          "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          "Proceeds" shall mean all "proceeds" as such term is defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Secured Party or the Debtor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Security" and "Securities" shall mean "securities" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York and shall in any event also include all Stock and all Notes.

          "Security Entitlement" shall mean "security entitlement" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Software" shall mean "software" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Stock" shall mean all of the issued and outstanding shares of capital stock of any corporation at any time directly owned by the Debtor.

          "Supporting Obligations" shall mean any "supporting obligation" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor, or in which the Debtor has any rights, and, in any event, shall include, but shall not be limited to all of such Debtor's rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

          "Tangible Chattel Paper" shall mean "tangible chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Trade Secrets" shall mean any secretly held existing engineering or other, date, information, production procedures and other know-how relating to the design manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business of the Debtor worldwide whether written or not.

          "Trade Secret Rights" shall mean the rights of the Debtor in a Trade Secret it holds.

LATHAM & WATKINS

     Deutsche Bank Trust Company Americas
     and the Lenders indentified on Exhibit A
     November 25, 2002
     Page 14

                                    EXHIBIT C

                          NEW YORK FINANCING STATEMENT

                              See Attached 7 pages

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

     LexisNexis Document Solutions
     PO Box 2969
     Springfield , IL 62708

                                   THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name(1a or 1b) - do not abbreviate or combine names
   1a. ORGANIZATION'S NAME
OR Clarkson Industries, Inc

OR
   1b. INDIVIDUAL'S LAST NAME            FIRST NAME    MIDDLE NAME     SUFFIX

1c. MAILING ADDRESS        CITY          STATE         POSTAL CODE     COUNTRY
380 Mountain Group Street  Bridgeport    CT                            USA

1d. TAX ID # SSN OR EIN  ADD'NL  INFO RE
                         ORGANIZATION
                         DEBTOR

1e. TYPE OF ORGANIZATION
CORP

1f. JURISDICTION OF ORGANIZATION
NY

1g. ORGANIZATIONAL ID #, if any

                /X/ NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
   2a. ORGANIZATION'S NAME

OR
   2b. INDIVIDUAL'S LAST NAME           FIRST NAME    MIDDLE NAME        SUFFIX

2c. MAILING ADDRESS                     CITY          STATE POSTAL CODE  COUNTRY

2d. TAX ID # SSN OR EIN  ADD'NL. INFO RE
                         ORGANIZATION
                         DEBTOR

2e. TYPE OF ORGANIZATION

2f. JURISDICTION OF ORGANIZATION

2g. ORGANIZATIONAL ID #, if any

                / / NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
   3a. ORGANIZATION'S NAME
   Deutsche Bank Trust Company Americas, as Collateral Agent

OR
   3b. INDIVIDUAL'S LAST NAME          FIRST NAME    MIDDLE NAME         SUFFIX

3c. MAILING ADDRESS                    CITY          STATE  POSTAL CODE  COUNTRY
31 West 52nd Street                    NEW YORK      NY     10019        USA

4. This FINANCING STATEMENT covers the following collateral:
All assets of the Debtor, including, without limitation, as set forth on
Schedule I attached hereto and made a part hereof.

5. ALTERNATIVE DESIGNATION if applicable:

               / / LESSEE/LESSOR

               / / CONSIGNEE/CONSIGNOR

               / / BAILEE/BAILOR

               / / SELLER/BUYER

               / / AG LIEN

               / / NON-UCC FILING

6. / / This FINANCING STATEMENT is to be filed (for record) (or records) in the
       REAL ESTATE RECORDS   Attach Addendum                  (if applicable)

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE]
               (optional)

               / / All Debtors
               / / Debtor 1
               / / Debtor 2

8. OPTIONAL FILER REFERENCE DATA
NY-SOS

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1)
(REV. 07/29/98)

                                                   LexisNexis Document Solutions
                                                                     [ILLEGIBLE]
                                                                     [ILLEGIBLE]

                                   SCHEDULE 1
                          to UCC-1 Financing Statement
                                       by
                      CLARKSON INDUSTRIES, INC., as Debtor
                                   in favor of

    DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent, Secured Party

     1. This Financing Statement is presented to a Filing Officer for filing pursuant to the Uniform Commercial Code.

     2. This Financing Statement covers all of the rights, title and interest of the Debtor in, to and under all assets, whether now existing or hereafter from time to time acquired by the Debtor, including without limitation all of the following (whether now existing or hereafter from time to time acquired by the Debtor):

          (i)       each and every Account;

          (ii)      all cash;

          (iii) the Cash Collateral Account and all monies, securities, Instruments and other investments deposited or required to be deposited in the Cash Collateral Account;

          (iv) all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

          (v)       all Commercial Tort Claims;

          (vi) all computer programs of the Debtor and all intellectual property rights therein and all other proprietary information of the Debtor, including, but not limited to Domain Names and Trade Secret Rights;

          (vii) all Contracts, together with all Contract Rights arising thereunder;

          (viii)    all Copyrights;

          (ix)      all Equipment;

          (x)       all Documents;

          (xi)      all General Intangibles;

          (xii)     all Goods;

          (xiii)    all Instruments;

          (xiv)     all Inventory;

          (xv)      all Investment Property;

          (xvi) all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

          (xvii) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Debtor symbolized by the Marks;

          (xviii)   all Patents;

          (xix)     all Permits;

          (xx) all Software and all Software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind or nature, regardless of the medium of recording;

          (xxi)     all Supporting Obligations;

          (xxii) each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by the Debtor in any such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

          (xxiii) all Securities owned or held by the Debtor from time to time and all options and warrants owned by the Debtor from time to time to purchase Securities;

          (xxiv) all Limited Liability Company Interests owned by the Debtor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law:

                    (A) all its capital therein and its interest in all profits, income, surpluses, losses and other distributions to which the Debtor shall at any time be entitled in respect of such Limited Liability Company Interests;

                    (B) all other payments due or to become due to the Debtor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                    (D) all present and future claims, if any, of the Debtor against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;

                    (E) all of the Debtor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any such limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of the Debtor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                    (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (xxv) all Partnership Interests owned by the Debtor from time to time and all of its right, title and interest in each partnership to which each such Partnership Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Partnership Interests and applicable law:

                    (A) all its capital therein and its interest in all profits, income, surpluses, losses, and other distributions to which the Debtor shall at any time be entitled in respect of such Partnership Interests;

                    (B) all other payments due or to become due to the Debtor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

                    (D) all present and future claims, if any, of the Debtor against any such partnership for monies loaned or advanced, for services rendered or otherwise;

                    (E) all of the Debtor's rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Debtor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                    (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (xxvi)    all Financial Assets owned by the Debtor from time to time;

          (xxvii) all Security Entitlements owned by the Debtor from time to time in any and all of the foregoing; and

          (xxviii) all Proceeds and products of any and all of the foregoing (all of the above, the "Collateral").

     3. For the purpose of this Financing Statement, the following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

          "Account" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. Without limiting the foregoing, the term "account" shall include all Health-Care-Insurance Receivables.

          "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Secured Party.

          "Chattel Paper" shall mean "chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term "Chattel Paper" shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

          "Collateral Accounts" shall mean any and all accounts established and maintained by the Secured Party in the name of the Debtor to which Collateral may be credited.

          "Commercial Tort Claims" shall mean "commercial tort claims" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Contract Rights" shall mean all rights of the Debtor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

          "Contracts" shall mean all contracts between the Debtor and one or more additional parties (including, without limitation, any licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements), except to the extent that the grant by the Debtor of a security interest in its right, title and interest in any such contract is prohibited by such contract without the consent of any other party thereto (that has not obtained) or would give any other party to such contract the right to terminate its obligations thereunder; PROVIDED, that the foregoing limitation
(i) shall not affect, limit, restrict or impair the grant by the Debtor of a security interest in any Account or any money or other amounts due or to become due under any such contract and (ii) shall not apply to the extent the provisions contained in such contract which prohibit such a grant by the Debtor or provide such other party such a termination right would be rendered unenforceable in accordance with applicable law (including the Uniform Commercial Code) or principles of equity.

          "Copyrights" shall mean any United States copyright now or hereafter owned by the Debtor, including any registrations of any copyrights, in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by the Debtor.

          "Documents" shall mean "documents" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Domain Names" shall mean all Internet domain names and associated URL addresses in or to which the Debtor now or hereafter has any right, title or interest.

          "Electronic Chattel Paper" shall mean "electronic chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Equipment" shall mean any "equipment" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by the Debtor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "Financial Asset" shall mean "financial asset" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "General Intangibles" shall mean "general intangibles" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Goods" shall mean "goods" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Health-Care-Insurance Receivable" shall mean any
"health-care-insurance receivable" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Instrument" shall mean "instruments" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Secured Party from the Debtor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Investment Property" shall mean "investment property" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Letter-of-Credit Rights" shall mean "letter-of-credit rights" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of new York.

          "Limited Liability Company Interests" shall mean the entire limited liability company membership interest at any time owned by the Debtor in any limited liability company.

          "Marks" shall mean all right, title and interest in and to any trademarks, service marks and trade names now held or hereafter acquired by the Debtor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by the Debtor, which are registered or filed in the United States Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as any unregistered trademarks and service marks used by the Debtor and any trade dress including logos, designs, fictitious business names and other business identifiers used by the Debtor.

          "Notes" shall mean all promissory notes (including intercompany notes) from time to time issued to, or held by, the Debtor.

          "Partnership Interest" shall mean the entire general partnership interest or limited partnership interest at any time owned by the Debtor in any general partnership or limited partnership.

          "Patents" shall mean any United States or foreign patent in or to which the Debtor now or hereafter has any right, title or interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a United States or foreign patent now or hereafter made by the Debtor.

          "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

          "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          "Proceeds" shall mean all "proceeds" as such term is defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Secured Party or the Debtor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Security" and "Securities" shall mean "securities" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York and shall in any event also include all Stock and all Notes.

          "Security Entitlement" shall mean "security entitlement" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Software" shall mean "software" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Stock" shall mean all of the issued and outstanding shares of capital stock of any corporation at any time directly owned by the Debtor.

          "Supporting Obligations" shall mean any "supporting obligation" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor, or in which the Debtor has any rights, and, in any event, shall include, but shall not be limited to all of such Debtor's rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

          "Tangible Chattel Paper" shall mean "tangible chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Trade Secrets" shall mean any secretly held existing engineering or other data, information, production procedures and other know-how relating to the design manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business of the Debtor worldwide whether written or not.

          "Trade Secret Rights" shall mean the rights of the Debtor in a Trade Secret it holds.

LATHAM & WATKINS

     Deutsche Bank Trust Company Americas
     and the Lenders indentified on Exhibit A
     November 25, 2002
     Page 15

                                    EXHIBIT D

                               PLEDGED SECURITIES

      STOCK ISSUER           CLASS OF STOCK  STOCK CERTIFICATE NO.   NUMBER OF SHARES
      ------------           --------------  ---------------------   ----------------
    Rexnord Corporation          common              1                     1,000

     RBS North America,          common              1                     1,000
            Inc.

      RBS Acquisition            common              1                     1,000
        Corporation

        RAC-I, Inc.              common              2                     1,000

   Clarkson, Industries,         common              3                     1,000
            Inc.

    Prager Incorporated          common             3A                        50

    Prager Incorporated          common             3B                     722.5

       Rexnord North             common              1                     1,000
     America Holdings,
            Inc.

        Addax, Inc.          Class A common         127                    9,287

       Betzdorf Chain            common              5                        99
        Company Inc.

    PT Components, Inc.          common              6                       100

     Rexnord Germany-I           common              3                    10,000
            Inc.

   Rexnord International         common              6                       100
            Inc.

       Rexnord, Ltd.             common              5                     1,000

LATHAM & WATKINS

     Deutsche Bank Trust Company Americas
     and the Lenders indentified on Exhibit A
     November 25, 2002
     Page 16

   Rexnord Puerto Rico         common              3                       100
          Inc.

      W.M.Berg Inc.            common              3                    20,000

      Winfred Berg             common              2                       100
      Licensco Inc.

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

     LexisNexis Document Solutions
     PO Box 2969
     Springfield , IL 62708

                                  THE ABOVE SPACE IS FOR FILLING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name(1a or 1b) - do not abbreviate or combine names
   1a. ORGANIZATION'S NAME
   ORRBS Global, Inc.

OR
   1b. INDIVIDUAL'S LAST NAME   FIRST NAME   MIDDLE NAME                 SUFFIX

1c. MAILING ADDRESS             CITY         STATE      POSTAL CODE      COUNTRY
4701 West Greenfield Avenue     MILWAUKEE    WI         53214            USA

1d. TAX ID # SSN OR EIN  ADD'NL. INFO RE
                         ORGANIZATION
                         DEBTOR

1e. TYPE OF ORGANIZATION
CORP

1f. JURISDICTION OF ORGANIZATION
DE

1g. ORGANIZATIONAL ID #, if any

                / / NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
   2a. ORGANIZATION'S NAME

OR
   2b. INDIVIDUAL'S LAST NAME           FIRST NAME    MIDDLE NAME        SUFFIX

2c. MAILING ADDRESS                     CITY          STATE POSTAL CODE  COUNTRY

2d. TAX ID # SSN OR EIN  ADD'NL. INFO RE
                         ORGANIZATION
                         DEBTOR

2e. TYPE OF ORGANIZATION

2f. JURISDICTION OF ORGANIZATION

2g. ORGANIZATIONAL ID #, if any

                / / NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one selected party name (3a or 3b)
   3a. ORGANIZATION'S NAME
   Deutsche Bank Trust Company Americas, as Collateral Agent

OR 3b. INDIVIDUAL'S LAST NAME       FIRST NAME    MIDDLE NAME          SUFFIX

3c. MAILING ADDRESS                 CITY          STATE   POSTAL CODE  COUNTRY
31 West 52nd Street                 NEW YORK      NY      10019        USA

4. This FINANCING STATEMENT covers the following collateral:
All assets of the Debtor, including, without limitation, as set forth on
Schedule I attached hereto and made a part hereof.

5. ALTERNATIVE DESIGNATION if applicable:

               / / LESSEE/LESSOR

               / / CONSIGNEE/CONSIGNOR

               / / BAILEE/BAILOR

               / / SELLER/BUYER

               / / AG LIEN

               / / NON-UCC FILING

6. / / The FINANCING STATEMENT is to be filed (for record) (or records) in the
       REAL ESTATE RECORDS   Attach Addendum                  (if applicable)

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE]
               (optional)

               / / All Debtors
               / / Debtor 1
               / / Debtor 2

8. OPTIONAL FILER REFERENCE DATA
DE-SOS

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1)
(REV. 07/29/98)

                                                   LexisNexis Document Solutions
                                                                     [ILLEGIBLE]
                                                                     [ILLEGIBLE]

                                   SCHEDULE I
                          to UCC-1 Financing Statement
                                       by
                           RBS GLOBAL, INC., as Debtor
                                   in favor of

    DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent, Secured Party

     1. This Financing Statement is presented to Filing Officer for filing pursuant to the Uniform Commercial Code.

     2. This Financing Statement covers all of the rights, title and interest of the Debtor in, to and under all assets, whether now existing or hereafter from time to time acquired by the Debtor, including without limitation all of the following (whether now existing or hereafter from time to time acquired by the Debtor):

          (i)       each and every Account;

          (ii)      all cash;

          (iii) the Cash Collateral Account and all monies, securities, Instruments and other investments deposited or required to be deposited in the Cash Collateral Account;

          (iv) all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

          (v)       all Commercial Tort Claims;

          (vi) all computer programs of the Debtor and all intellectual property rights therein and all other proprietary information of the Debtor, including, but not limited to Domain Names and Trade Secret Rights;

          (vii) all Contracts, together with all Contract Rights arising thereunder;

          (viii)    all Copyrights;

          (ix)      all Equipment;

          (x)       all Documents;

          (xi)      all General Intangibles;

          (xii)     all Goods;

          (xiii)    all Instruments;

          (xiv)     all Inventory;

          (xv)      all Investment Property;

          (xvi) all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

          (xvii) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Debtor symbolized by the Marks;

          (xviii)   all Patents;

          (xix)     all Permits;

          (xx) all Software and all Software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind or nature, regardless of the medium of recording;

          (xxi)     all Supporting Obligations;

          (xxii) each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by the Debtor in any such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the name, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

          (xxiii) all Securities owned or held by the Debtor from time to time and all options and warrants owned by the Debtor from time to time to purchase Securities;

          (xxiv) all Limited Liability Company Interests owned by the Debtor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law;

                    (A) all its capital therein and its interest in all profits, income, surpluses, losses and other distributions to which the Debtor shall at any time be entitled in respect of such Limited Liability Company Interests;

                    (B) all other payments due or to become due to the Debtor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                    (D) all present and future claims, if any, of the Debtor against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;

                    (E) all of the Debtor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege, of the Debtor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any such limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of the Debtor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                        (F) all other property hereafter delivered in
                substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

                (xxv) all Partnership Interests owned by the Debtor from time to time and all of its right, title and interest in each partnership to which each such Partnership Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Partnership Interests and applicable law;

                        (A) all its capital therein and its interest in all
                profits, income, surpluses, losses, and other distributions to which the Debtor shall at any time be entitled in respect of such Partnership Interests;

                        (B) all other payments due or to become due to the
                Debtor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                        (C) all of its claims, rights, powers, privileges,
                authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

                        (D) all present and future claims, if any, of the Debtor
                against any such partnership for monies loaned or advanced, for services rendered or otherwise;

                        (E) all of the Debtor's rights under any partnership
                agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Debtor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                        (F) all other property hereafter delivered in
                substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

                (xxvi) all Financial Assets owned by the Debtor from time to time;

                (xxvii) all Security Entitlements owned by the Debtor from time to time in any and all of the foregoing; and

                (xxviii) all Proceeds and products of any and all of the
                         foregoing (all of the above, the "Collateral").

        3. For the purpose of this Financing Statement, the following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

                "Account" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. Without limiting the foregoing, the term "account" shall include all Health-Care-Insurance Receivables.

                "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Secured Party.

                "Chattel Paper" shall mean "chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term "Chattel Paper" shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

                "Collateral Accounts" shall mean any and all accounts established and maintained by the Secured Party in the name of the Debtor to which Collateral may be credited.

                "Commercial Tort Claims" shall mean "commercial tort claims" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Contract Rights" shall mean all rights of the Debtor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

                "Contracts" shall mean all contracts between the Debtor and one or more additional parties (including, without limitation, any licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements), except to the extent that the grant by the Debtor of a security interest in its right, title and interest in any such contract is prohibited by such contract without the consent of any other party thereto (that has not obtained) or would give any other party to such contract the right to terminate its obligations thereunder; PROVIDED, that the foregoing limitation
(i) shall not affect, limit, restrict or impair the grant by the Debtor of a security interest in any Account or any money or other amounts due or to become due under any such contract and (ii) shall not apply to the extent the provisions contained in such contract which prohibit such a grant by the Debtor or provide such other party such a termination right would be rendered unenforceable in accordance with applicable law (including the Uniform Commercial Code) or principles of equity.

                "Copyrights" shall means any United States copyright now or hereafter owned by the Debtor, including any registrations of any copyrights, in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by the Debtor.

                "Documents" shall mean "documents" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Domain Names" shall mean all Internet domain names and associated URL addresses in or to which the Debtor now or hereafter has any right, title or interest.

                "Electronic Chattel Paper" shall mean "electronic chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Equipment" shall mean any "equipment" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by the Debtor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                "Financial Asset" shall mean "financial asset" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "General Intangibles" shall mean "general intangibles" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Goods" shall mean "goods" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Health-Care-Insurance Receivable" shall mean any
"health-care-insurance receivable" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Instrument" shall mean "instruments" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Secured Party from the Debtor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Investment Property" shall mean "investment property" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Letter-of-Credit Rights" shall mean "letter-of-credit rights" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of new York.

                "Limited Liability Company Interests" shall mean the entire limited liability company membership interest at any time owned by the Debtor in any limited liability company.

                "Marks" shall mean all right, title and interest in and to any trademarks, service marks and trade names now held or hereafter acquired by the Debtor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by the Debtor, which are registered or filed in the United States Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as any unregistered trademarks and service marks used by the Debtor and any trade dress including logos, designs, fictitious business names and other business identifiers used by the Debtor.

                "Notes" shall mean all promissory notes (including intercompany notes) from time to time issued to, or held by, the Debtor.

                "Partnership Interest" shall mean the entire general partnership interest or limited partnership interest at any time owned by the Debtor in any general partnership or limited partnership.

                "Patents" shall mean any United States or foreign patent in or to which the Debtor now or hereafter has any right, title or interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a United States or foreign patent now or hereafter made by the Debtor.

                "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

                "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                "Proceeds" shall mean all "proceeds" as such term is defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Secured Party or the Debtor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority)and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                "Security" and "Securities" shall mean "securities" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York and shall in any event also include all Stock and all Notes.

                "Security Entitlement" shall mean "security entitlement" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Software" shall mean "software" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Stock" shall mean all of the issued and outstanding shares of capital stock of any corporation at any time directly owned by the Debtor.

                "Supporting Obligations" shall mean any "supporting obligation" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor, or in which the Debtor has any rights, and, in any event, shall include, but shall not be limited to all of such Debtor's rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

                "Tangible Chattel Paper" shall mean "tangible chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Trade Secrets" shall mean any secretly held existing engineering or other data, information, production procedures and other know-how relating to the design manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business of the Debtor worldwide whether written or not.

                "Trade Secret Rights" shall mean the rights of the Debtor in a Trade Secret it holds.

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGEMENT TO: (Name and Address)

     LexisNexis Document Solutions
     PO Box 2969
     Springfield, IL 62708

                                   THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
   1a. ORGANIZATION'S NAME
   W.M. BERG INC.
OR
   1b. INDIVIDUAL'S LAST NAME      FIRST NAME      MIDDLE NAME          SUFFIX

1c. MAILING ADDRESS                CITY            STATE   POSTAL CODE  COUNTRY
499 OCEAN AVENUE                   EAST ROCKAWAY   NY      11518        USA

1d. TAX ID # SSN OR EIN    ADD'NL. INFO RE.
                           ORGANIZATION
                           DEBTOR

1e. TYPE OF ORGANIZATION
CORP

1f. JURISDICTION OF ORGANIZATION
DE

1g. ORGANIZATIONAL ID #, if any
                       / / NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name (2a or 2b) - do not abbreviate or combine names
   2a. ORGANIZATION'S NAME

OR
   2b. INDIVIDUAL'S LAST NAME      FIRST NAME      MIDDLE NAME          SUFFIX

2c. MAILING ADDRESS                CITY            STATE   POSTAL CODE  COUNTRY

2d. TAX ID# SSN OR EIN     ADD'NL. INFO RE
                           ORGANIZATION
                           DEBTOR

2e. TYPE OF ORGANIZATION

2f. JURISDICTION OF ORGANIZATION

2g. ORGANIZATIONAL ID # if any

                      / / NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

   3a. ORGANIZATION'S NAME
   Deutsche Bank Trust Company Americas, as Collateral Agent
OR
   3b. INDIVIDUAL'S LAST NAME      FIRST NAME      MIDDLE NAME          SUFFIX

 3c.   MAILING ADDRESS             CITY            STATE   POSTAL CODE  COUNTRY
 31 West 52nd Street               NEW YORK        NY      10019        USA

4. This FINANCING STATEMENT covers the following collateral: All assets of the Debtor, including, without limitation, as set forth on Schedule I attached hereto and made a part hereof.

5. ALTERNATIVE DESIGNATION if applicable:
               / / LESSEE/LESSOR
               / / CONSIGNEE/CONSIGNOR
               / / BAILEE/BAILOR
               / / SELLER/BUYER
               / / AG LIEN
               / / NON-UCC FILING

6. / / This FINANCING STATEMENT is to be filed (for record) (or records) in the
       REAL ESTATE RECORDS   Attach Addendum                   (if applicable)

7. Check to REQUEST SEARCH REPORT(S) ON Debtor(s)
               [optional]
               [ADDITIONAL FEE]
               / / All Debtors
               / / Debtor 1
               / / Debtor 2

8. OPTIONAL FILER REFERENCE DATA
DE-SOS

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1)(REV. 07/29/98)

                                                   LexisNexis Document Solutions
                                                                     [ILLEGIBLE]
                                                                     [ILLEGIBLE]

                                   SCHEDULE I
                          to UCC-1 Financing Statement
                                       by
                            W.M. BERG, INC, as Debtor
                                   in favor of

    DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent, Secured Party

        1. This Financing Statement is presented to a Filing Officer for filing pursuant to the Uniform Commercial Code.

        2. This Financing Statement covers all of the rights, title and interest of the Debtor in, to and under all assets, whether now existing or hereafter from time to time acquired by the Debtor, including without limitation all of the following (whether now existing or hereafter from time to time acquired by the Debtor):

                (i)     each and every Account;

                (ii)    all cash;

                (iii) the Cash Collateral Account and all monies, securities, Instruments and other investments deposited or required to be deposited in the Cash Collateral Account;

                (iv) all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

                (v)     all Commercial Tort Claims;

                (vi) all computer programs of the Debtor and all intellectual property rights therein and all other proprietary information of the Debtor, including, but not limited to Domain Names and Trade Secret Rights;

                (vii) all Contracts, together with all Contract Rights arising thereunder;

                (viii)  all Copyrights;

                (ix)    all Equipment;

                (x)     all Documents;

                (xi)    all General Intangibles;

                (xii)   all Goods;

                (xiii)  all Instruments;

                (xiv)   all Inventory;

                (xv)    all Investment Property;

                (xvi) all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

                (xvii) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Debtor symbolized by the Marks;

                (xviii) all Patents;

                (xix)   all Permits;

                (xx) all Software and all Software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind or nature, regardless of the medium of recording;

                (xxi)   all Supporting Obligations;

                (xxii) each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by the Debtor in any such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

                (xxiii) all Securities owned or held by the Debtor from time to time and all options and warrants owned by the Debtor from time to time to purchase Securities;

                (xxiv) all Limited Liability Company Interests owned by the Debtor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law:

                        (A) all its capital therein and its interest in all
                profits income, surpluses, losses and other distributions to which the Debtor shall at any time be entitled in respect of such Limited Liability Company Interests;

                        (B) all other payments due or to become due to the
                Debtor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                        (C) all of its claims, rights, powers, privileges,
                authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                        (D) all present and future claims, if any, of the Debtor
                against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;

                        (E) all of the Debtor's rights under any limited
                liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any such limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of the Debtor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                        (F) all other property hereafter delivered in
                substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

                (xxv) all Partnership Interests owned by the Debtor from time to time and all of its right, title and interest in each partnership to which each such Partnership Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Partnership Interests and applicable law;

                        (A) all its capital therein and its interest in all
                profits, income, surpluses, losses, and other distributions to which the Debtor shall at any time be entitled in respect of such Partnership Interests;

                        (B) all other payments due or to become due to the
                Debtor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                        (C) all of its claims, rights, powers, privileges,
                authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

                        (D) all present and future claims, if any, of the Debtor
                against any such partnership for monies loaned or advanced, for services rendered or otherwise;

                        (E) all of the Debtor's rights under any partnership
                agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Debtor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                        (F) all other property hereafter delivered in
                substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

                (xxvi) all Financial Assets owned by the Debtor from time to time;

                (xxvii) all Security Entitlements owned by the Debtor from time to time in any and all of the foregoing; and

                (xxviii) all Proceeds and products of any and all of the
                         foregoing (all of the above, the "Collateral")

        3. For the purpose of this Financing Statement, the following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

                "Account" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. Without limiting the foregoing, the term "account" shall include all Health-Care-Insurance Receivables.

                "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Secured Party.

                "Chattel Paper" shall mean "chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term "Chattel Paper" shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

                "Collateral Accounts" shall mean any and all accounts established and maintained by the Secured Party in the name of the Debtor to which Collateral may be credited.

                "Commercial Tort Claims" shall mean "commercial tort claims" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Contract Rights" shall mean all rights of the Debtor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

                "Contracts" shall mean all contracts between the Debtor and one or more additional parties (including, without limitation, any licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements), except to the extent that the grant by the Debtor of a security interest in its right, title and interest in any such contract is prohibited by such contract without the consent of any other party thereto (that has not obtained) or would give any other party to such contract the right to terminate its obligations thereunder; PROVIDED, that the foregoing limitation
(i) shall not affect, limit, restrict or impair the grant by the Debtor of a security interest in any Account or any money or other amounts due or to become due under any such contract and (ii) shall not apply to the extent the provisions contained in such contract which prohibit such a grant by the Debtor or provide such other party such a termination right would be rendered unenforceable in accordance with applicable law (including the Uniform Commercial Code) or principles of equity.

                "Copyrights" shall mean any United States copyright now or hereafter owned by the Debtor, including any registrations of any copyrights, in the United Sates Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by the Debtor.

                "Documents" shall mean "documents" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Domain Names" shall mean all Internet domain names and associated URL addresses in or to which the Debtor now or hereafter has any right, title or interest.

                "Electronic Chattel Paper" shall mean "electronic chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Equipment" shall mean any "equipment" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by the Debtor and any and all additions, subsititutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                "Financial Asset" shall mean "financial asset " as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "General Intangibles" shall mean "general intangibles" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Goods" shall mean "goods" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Health-Care-Insurance Receivable" shall mean any
"health-care-insurance receivable" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Instrument" shall mean "instruments" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Secured Party from the Debtor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Investment Property" shall mean "investment property" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Letter-of-Credit Rights" shall mean "letter-of-credit rights" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Limited Liability Company Interests" shall mean the entire limited liability company membership interest at any time owned by the Debtor in any limited liability company.

                "Marks" shall mean all right, title and interest in and to any trademarks, service marks and trade names now held of hereafter acquired by the Debtor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by the Debtor, which are registered or filed in the United States Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as any unregistered trademarks and service marks used by the Debtor and any trade dress including logos, designs, fictitious business names and other business identifiers used by the Debtor.

                "Notes" shall mean all promissory notes (including intercompany notes) from time to time issued to, or held by, the Debtor.

                "Partnership Interest" shall mean the entire general partnership interest or limited partnership interest at any time owned by the Debtor in any general partnership or limited partnership.

                "Patents" shall mean any United States or foreign patent in or to which the Debtor now or hereafter has any right, title or interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a United States or foreign patent now or hereafter made by the Debtor.

                "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

                "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                "Proceeds" shall mean all "proceeds" as such term is defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Secured Party or the Debtor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                "Security" and "Securities" shall mean "securities" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York and shall in any event also include all Stock and all Notes.

                "Security Entitlement" shall mean "security entitlement" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Software" shall mean "software" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Stock" shall mean all of the issued and outstanding shares of capital stock of any corporation at any time directly owned by the Debtor.

                "Supporting Obligations" shall mean any "supporting obligation" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor, or in which the Debtor has any rights, and, in any event, shall include, but shall not be limited to all of such Debtor's rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

                "Tangible Chattel Paper" shall mean "tangible chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Trade Secrets" shall mean any secretly held existing engineering or other, data, information, production procedures and other know-how relating to the design manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business of the Debtor worldwide whether written or not.

                "Trade Secret Right" shall mean the rights of the Debtor in a Trade Secret it holds.

LATHAM & WATKINS

     Deutsche Bank Trust Company Americas
     and the Lenders indentified on Exhibit A
     November 25, 2002
     Page 14

                                    EXHIBIT C

                          NEW YORK FINANCING STATEMENT

                              SEE ATTACHED 7 PAGES

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

 A.  NAME & PHONE OF CONTACT AT FILER [optional]
 B.  SEND ACKNOWLEDGMENT TO: (Name and Address)
     LexisNexis Document Solutions
     PO Box 2969
     Springfield, IL 62708

                                  THE ABOVE SPACE IS FOR FILLING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name (1a or 1b) - do not abbreviate or combine names
   1a. ORGANIZATION'S NAME
   CLARKSON INDUSTRIES, INC.

OR
   1b. INDIVIDUAL'S LAST NAME      FIRST NAME      MIDDLE NAME          SUFFIX

1c. MAILING ADDRESS                CITY            STATE  POSTAL CODE   COUNTRY
380 Mountain Group Street          Bridgeport      CT                   USA

1d. TAX ID # SSN OR EIN    ADD'NL. INFO RE.
                           ORGANIZATION
                           DEBTOR

1e. TYPE OF ORGANIZATION
CORP

1f. JURISDICTION OF ORGANIZATION
NY

1g. ORGANIZATIONAL ID # if any
                     /X/  NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

   2a. ORGANIZATION'S NAME

OR
   2b. INDIVIDUAL'S LAST NAME      FIRST NAME      MIDDLE NAME          SUFFIX

2c. MAILING ADDRESS             CITY            STATE   POSTAL CODE  COUNTRY

2d. TAX ID # SSN OR EIN    ADD'NL. INFO RE.
                           ORGANIZATION
                           DEBTOR

2e. TYPE OF ORGANIZATION

2f. JURISDICTION OF ORGANIZATION

2g. ORGANIZATIONAL ID # if any

                      / / NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSINGNOR S/P) - insert only one selected party name (3a or 3b)
   3a. ORGANIZATION'S NAME

   Deutsche Bank Trust Company Americas, as Collateral Agent
OR
   3b. INDIVIDUAL'S LAST NAME      FIRST NAME      MIDDLE NAME          SUFFIX

3c. MAILING ADDRESS                CITY            STATE  POSTAL CODE   COUNTRY
31 West 52nd Street                NEW YORK        NY     10019         USA

4. This FINANCING STATEMENT covers the following collateral:
All assets of the Debtor, including, without limitation, as set forth on
Schedule I attached hereto and made a part hereof.

5. ALTERNATIVE DESIGNATION if applicable:
               / /  LESSEE/LESSOR
               / /  CONSIGNEE/CONSIGNOR
               / /  BAILEE/BAILOR
               / /  SELLER/BUYER
               / /  AG LIEN
               / /  NON-UCC FILING

6. / / The FINANCING STATEMENT is to be filed (for record) (or records) in the
       REAL ESTATE RECORDS   Attach Addendum                   (if applicable)

7. Check to REQUEST SEARCH REPORT(S) ON Debtor(s)
                                    (optional)
               [ADDITIONAL FEE]
               / / All Debtors
               / / Debtor 1
               / / Debtor 2

8. OPTIONAL FILER REFERENCE DATA
NY-SOS

                                                   LexisNexis Document Solutions
                                                                     [ILLEGIBLE]
                                                                     [ILLEGIBLE]

                                   SCHEDULE I
                          TO UCC-1 FINANCING STATEMENT
                                       BY
                      CLARKSON INDUSTRIES, INC., AS DEBTOR

                                   IN FAVOR OF

    DEUTSCHE BANK TRUST COMPANY AMERICAS, AS COLLATERAL AGENT, SECURED PARTY

        1. This Financing Statement is presented to a Filing Officer for filing pursuant to the Uniform Commercial Code.

        2. This Financing Statement covers all of the rights, title and interest of the Debtor in, to and under all assets, whether now existing or hereafter from time to time acquired by the Debtor, including without limitation all of the following (whether now existing or hereafter from time to time acquired by the Debtor):

                (i)     each and every Account;

                (ii)    all cash;

                (iii) the Cash Collateral Account and all monies, securities, Instruments and other investments deposited or required to be deposited in the Cash Collateral Account;

                (iv) all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

                (v)     all Commercial Tort Claims;

                (vi) all computer programs of the Debtor and all intellectual property rights therein and all other proprietary information of the Debtor, including, but not limited to Domain Names and Trade Secret Rights;

                (vii) all Contracts, together with all Contract Rights arising thereunder;

                (viii)  all Copyrights;

                (ix)    all Equipment;

                (x)     all Documents;

                (xi)    all General Intangibles;

                (xii)   all Goods;

                (xiii)  all Instruments;

                (xiv)   all Inventory;

                (xv)    all Investment Property;

                (xvi) all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

                (xvii) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Debtor symbolized by the Marks;

                (xviii) all Patents;

                (xix)   all Permits;

                (xx) all Software and all Software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind or nature, regardless of the medium of recording;

                (xxi)   all Supporting Obligations;

                (xxii) each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by the Debtor in any such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

                (xxiii) all Securities owned or held by the Debtor from time to time and all options and warrants owned by the Debtor from time to time to purchase Securities;

                (xxiv) all Limited Liability Company Interests owned by the Debtor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law:

                        (A) all its capital therein and its interest in all
                profits, income, surpluses, losses and other distributions to which the Debtor shall at any time be entitled in respect of such Limited Liability Company Interests;

                        (B) all other payments due or to become due to the
                Debtor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                        (C) all of its claims, rights, powers, privileges,
                authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                        (D) all present and future claims, if any, of the Debtor
                against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;

                        (E) all of the Debtor's rights under any limited
                liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any such limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of the Debtor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                        (F) all other property hereafter delivered in
                substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

                (xxv) all Partnership Interests owned by the Debtor from time to time and all of its right, title and interest in each partnership to which each such Partnership Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Partnership Interests and applicable law:

                        (A) all its capital therein and its interest in all
                profits, income, surpluses, losses, and other distributions to which the Debtor shall at any time be entitled in respect of such Partnership Interests;

                        (B) all other payments due or to become due to the
                Debtor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                        (C) all of its claims, rights, powers, privileges,
                authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

                        (D) all present and future claims, if any, of the Debtor
                against any such partnership for monies loaned or advanced, for services rendered or otherwise;

                        (E) all of the Debtor's rights under any partnership
                agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Debtor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Debtor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                        (F) all other property hereafter delivered in
                substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

                (xxvi) all Financial Assets owned by the Debtor from time to time;

                (xxvii) all Security Entitlements owned by the Debtor from time to time in any and all of the foregoing; and

                (xxviii)all Proceeds and products of any and all of the
                        foregoing (all of the above, the "Collateral").

        3. For the purpose of this Financing Statement, the following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

                "Account" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. Without limiting the foregoing, the term "account" shall include all Health-Care-Insurance Receivables.

                "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Secured Party.

                "Chattel Paper" shall mean "chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term "Chattel Paper" shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

                "Collateral Accounts" shall mean any and all accounts established and maintained by the Secured Party in the name of the Debtor to which Collateral may be credited.

                "Commercial Tort Claims" shall mean "commercial tort claims" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Contract Rights" shall mean all rights of the Debtor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

                "Contracts" shall mean all contracts between the Debtor and one or more additional parties (including, without limitation, any licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements), except to the extent that the grant by the Debtor of a security interest in its right, title and interest in any such contract is prohibited by such contract without the consent of any other party thereto (that has not obtained) or would give any other party to such contract the right to terminate its obligations thereunder; PROVIDED, that the foregoing limitation
(i) shall not affect, limit, restrict or impair the grant by the Debtor of a security interest in any Account or any money or other amounts due or to become due under any such contract and (ii) shall not apply to the extent the provisions contained in such contract which prohibit such a grant by the Debtor or provide such other party such a termination right would be rendered unenforceable in accordance with applicable law (including the Uniform Commercial Code) or principles of equity.

                "Copyrights" shall mean any United States copyright now or hereafter owned by the Debtor, including any registrations of any copyrights, in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by the Debtor.

                "Documents" shall mean "documents" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Domain Names" shall mean all Internet domain names and associated URL addresses in or to which the Debtor now or hereafter has any right, title or interest.

                "Electronic Chattel Paper" shall mean "electronic chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Equipment" shall mean any "equipment" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by the Debtor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                "Financial Asset" shall mean "financial asset" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "General Intangibles" shall mean "general intangibles" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Goods" shall mean "goods" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Health-Care-Insurance Receivable" shall mean any
"health-care-insurance receivable" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York

                "Instrument" shall mean "instruments" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Secured Party from the Debtor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Investment Property" shall mean "investment property" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Letter-of-Credit-Rights" shall mean "letter-of-credit rights" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Limited Liability Company Interests" shall mean the entire limited liability company membership interest at any time owned by the Debtor in any limited liability company.

                "Marks" shall mean all right, title and interest in and to any trademarks, service marks and trade names now held or hereafter acquired by the Debtor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by the Debtor, which are registered or filed in the United States Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as any unregistered trademarks and service marks used by the Debtor and any trade dress including logos, designs, fictitious business names and other business identifiers used by the Debtor.

                "Notes" shall mean all promissory notes (including intercompany notes) from time to time issued to, or held by, the Debtor.

                "Partnership Interest" shall mean the entire general partnership interest or limited partnership interest at any time owned by the Debtor in any general partnership or limited partnership.

                "Patents" shall mean any United States or foreign patent in or to which the Debtor now or hereafter has any right, title or interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a United States or foreign patent now or hereafter made by the Debtor.

                "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

                "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                "Proceeds" shall mean all "proceeds" as such term is defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Secured Party or the Debtor from time to time with respect to any of the Collateral, (ii) any and all payments (in any from whosoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and(iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                "Security" and "Securities" shall mean "securities" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York and shall in any event also include all Stock and all Notes.

                "Security Entitlement" shall mean "security entitlement" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Software" shall mean "software" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Stock" shall mean all of the issued and outstanding shares of capital stock of any corporation at any time directly owned by the Debtor.

                "Supporting Obligations" shall mean any "supporting obligation" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor, or in which the Debtor has any rights, and, in any event, shall include, but shall not be limited to all of such Debtor's rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

                "Tangible Chattel Paper" shall mean "tangible chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                "Trade Secrets" shall mean any secretly held existing engineering or other data, information, production procedures and other know-how relating to the design manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business of the Debtor worldwide whether written or not.

                "Trade Secret Rights" shall mean the rights of the Debtor in a Trade Secret it holds.

Latham & Watkins

     Deutsche Bank Trust Company Americas
     and the Lenders indentified on Exhibit A
     November 25, 2002
     Page 15

                                    EXHIBIT D

                               PLEDGED SECURITIES

        STOCK ISSUER                CLASS OF STOCK         STOCK CERTIFICATE NO.        NUMBER OF SHARES
    ---------------------           --------------         --------------------         ----------------
     Rexnord Corporation                common                       1                       1,000

     RBS North America,                 common                       1                       1,000
             Inc

       RBS Acquisition                  common                       1                       1,000
         Corporation

         RAC-I, Inc.                    common                       2                       1,000

    Clarkson, Industries,               common                       3                       1,000
            Inc.

     Prager Incorporated                common                      3A                          50

     Prager Incorporated                common                      3B                       722.5

        Rexnord North                   common                       1                       1,000
      America Holdings,
            Inc.

         Addax, Inc.                Class A common                 127                       9,287

       Betzdorf Chain                   common                       5                          99
        Company Inc.

     PT Components, Inc.                common                       6                         100

      Rexnord Germany-I                 common                       3                      10,000
            Inc.

    Rexnord International               common                       6                         100
            Inc.

        Rexnord, Ltd.                   common                       5                       1,000

LATHAM & WATKINS

     Deutsche Bank Trust Company Americas
     and the Lenders indentified on Exhibit A
     November 25, 2002
     Page 16

     Rexnord Puerto Rico                common                       3                         100
            Inc.

        W.M.Berg Inc.                   common                       3                      20,000

        Winfred Berg                    common                       2                         100
        Licensco Inc.

                                                                      EXHIBIT F

                          FORM OF OFFICERS' CERTIFICATE

        I, the undersigned, [Chairman of the Board/Chief Executive Officer/President/Vice President] of [Name of Credit Party], a corporation organized and existing under the laws of the State of ____________ (the "Company"), do hereby certify on behalf of the Company that:

        1. This certificate is furnished pursuant to Section 5.01(c) of the Credit Agreement, dated as of November 25, 2002, among RBS Global, Inc., Rexnord Corporation, the lenders from time to time party thereto, Deutsche Bank Trust Company Americas, as Administrative Agent, General Electric Capital Corporation and Wachovia Bank, National Association, as Co-Documentation Agents, and Deutsche Bank Securities Inc. and Credit Suisse First Boston, acting through its Cayman Islands Branch, as Joint Lead Arrangers and Joint Book Runners (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

        2. The following name individuals are elected officers of the Company and each holds the office of the Company set forth opposite his or her name and has held such office since _________, ______.(1) The signature written opposite the name and title of each such officer is his or her genuine signature.

             NAME(2)                OFFICE            SIGNATURE
             -------                ------            ---------
         ________________      ________________   ________________

         ________________      ________________   ________________

         ________________      ________________   ________________

        3. Attached hereto as Exhibit A is a certified copy of the [Certificate of Incorporation] [Articles of Incorporation] of the Company, as filed in the Office of the Secretary of the State of the State of_______________ on ________________, _________________, together with all amendments thereto adopted through the date hereof.

        4. Attached hereto as Exhibit B is a true and correct copy of the By-Laws of the Company which were duly adopted, are in full force and effect on the date hereof, and have been in effect since _____________, ____.

----------
(1) Insert a date prior to the time of any corporate action relating to the Credit Documents or related documentation.

(2) Include name, office and signature of each officer who will sign any Credit Document, including the officer who will sign the certification at the end of this Certificate or related documentation.

                                                                       Exhibit F
                                                                          Page 2

        5. Attached hereto as Exhibit C is a true and correct copy of resolutions which were duly adopted on _________, 2002 [by unanimous written consent of the Board of Directors of the Company] [by a meeting of the Board of Directors of the Company at which a quorum was present and acting throughout], and said resolutions have not been rescinded, amended or modified. Except as attached hereto as Exhibit C, no resolutions have been adopted by the Board of Directors of the Company which deal with the execution, delivery or performance of any of the Documents to which the Company is party.

        [6.     On the date hereof, all of the conditions set forth in Sections
5.01 (d) through (h), inclusive, (o) and 5.02 of the Credit Agreement have been satisfied.](3)

        [7.     Attached hereto as Exhibit D are true and correct copies of the
Senior Subordinated Note Documents.

        8. Attached hereto as Exhibit E is a true and correct copy of the Acquisition Agreement, together with all Schedules and Exhibits thereto.

        9. Attached hereto as Exhibit I are true and correct copies of all Existing Indebtedness Agreements.

        [5][10]. On the date hereof, the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the date hereof, both before and after giving effect to the incurrence of Loans on the date hereof and the application of the proceeds thereof, unless stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

        [6][11]. On the date hereof, no Default or Event of Default has occurred and is continuing or would result from the Borrowing to occur on the date hereof or from the application of the proceeds thereof.

        [7][12]. There is no proceeding for the dissolution or liquidation of the Company or threatening its existence.

        IN WITNESS WHEREOF, I have hereunto set my hand this _____ day of ____, 2002.

                                       [NAME OF CREDIT PARTY]

                                       By:
                                           -----------------------
                                           Name:
                                           Title:

------------
(3)    Insert in each of Holdings' and the Borrower's Officers' Certificate.

                                                                       Exhibit F
                                                                          Page 3

        I, the undersigned, [Secretary/Assistant Secretary] of the Company, do hereby certify on behalf of the Company that:

        1. [Name of Person making above certifications] is the duly elected and qualified [Chairman of the Board/Chief Executive Officer/President/Vice President] of the Company and the signature above is his or her genuine signature.

        2. The certifications made by [name of Person making above certifications] on behalf of the Company in Items 2, 3, 4, 5 and [7][12] above are true and correct.

        IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of ____, 2002.

                                       [NAME OF CREDIT PARTY]

                                       By:
                                           -----------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT G
                                                           CONFORMED AS EXECUTED

                                PLEDGE AGREEMENT

        PLEDGE AGREEMENT (as amended, modified, restated and/or supplemented from time to time, this "AGREEMENT"), dated as of November 25, 2002, among each of the undersigned pledgors (each , a "PLEDGOR" and, together with any other entity that becomes a pledgor hereunder pursuant to Section 29 hereof, the "PLEDGORS") and DEUTSCHE BANK TRUST COMPANY AMERICAS, as collateral agent (together with any successor collateral agent, the "PLEDGEE"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H:

        WHEREAS, RBS Global, Inc. ("Holdings"), Rexnord Corporation (the "Borrower"), the lenders party thereto from time to time (the "Lenders"), Deutsche Bank Trust Company Americas, as administrative agent (together with any successor administrative agent, the "Administrative Agent"), General Electric Capital Corporation and Wachovia Bank, National Association, as Co-Documentation Agents, and Deutsche Bank Securities Inc. and Credit Suisse First Boston, acting through its Cayman Islands Branch, as Joint Lead Arrangers and Joint Book Runners, have entered into a Credit Agreement, dated as of November 25, 2002
(as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of, and participation in Letters of Credit for the account of the Borrower, all as contemplated therein (the Lenders, each Letter of Credit Issuer, and each Agent are herein called the "Lender Creditors");

        WHEREAS, the Borrower and one or more of its Subsidiaries may at any time and from time to time enter into one or more Interest Rate Protection Agreements (each such Interest Rate Protection Agreement, except to the extent expressly stated therein that the liabilities and indebtedness thereunder are not "Obligations" for the purposes of this Agreement, a "Covered Agreement" and, collectively, the "Covered Agreements") with one or more Lenders or any affiliate thereof(each such Lender or affiliate party to any such Covered Agreement, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender or affiliate's successors and assigns, if any, collectively, the "Other Creditors" and, together with the Lender Creditors, the "Secured Creditors");

        WHEREAS, pursuant to the Subsidiaries Guaranty, each Subsidiary Guarantor and, after the creation of same, Intermediate Holdco, has jointly and severally guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described therein;

        WHEREAS, it is a condition precedent to the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower under the Credit Agreement and to the Other Creditors entering into Covered Agreements that each Pledgor shall have executed and delivered to the Pledgee this Agreement; and

        WHEREAS, each Pledgor will obtain benefits from the incurrence of Loans by the Borrower and the issuance of, and participation in, Letters of Credit for the account of the

                                                                       Exhibit G
                                                                          Page 2

Borrower under the Credit Agreement and the entering into by the Borrower and one or more of its Subsidiaries of Covered Agreements and, accordingly, desires to execute this Agreement in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make Loans to the Borrower and issue, and/or participate in, Letters of Credit for the account of the Borrower and the Other Creditors to enter into Covered Agreements with the Borrower and/or one or more of its Subsidiaries;

          NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

          1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

          (i) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor or any Subsidiary thereof at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), reimbursement obligations under Letters of Credit, fees, costs and indemnities) of such Pledgor owing to the Lender Creditors, whether now existing or hereafter incurred, in each case, under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents to which such Pledgor is a party (including, in the case of each Pledgor that is a Guarantor, all such obligations, liabilities and indebtedness of such Pledgor under its Guaranty) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations, liabilities or indebtedness with respect to Covered Agreements, entitled to the benefits of this Agreement being herein collectively called the "CREDIT DOCUMENT OBLIGATIONS");

          (ii) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Pledgor to the Other Creditors now existing or hereafter incurred under, arising out of or in connection with any Covered Agreement, whether such Covered Agreement is now in existence or hereinafter arising (including, in the case of a Pledgor that is a Guarantor, all obligations, liabilities and indebtedness of such Pledgor under its Guaranty in respect of the Covered Agreements), and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in each such Covered

                                                                       Exhibit G
                                                                          Page 3

     Agreement (all such obligations, liabilities and indebtedness under this clause (ii) being herein collectively called the "OTHER OBLIGATIONS");

          (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) in accordance with this Agreement, or to preserve its security interest in the Collateral;

          (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of such Pledgor referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable out-of-pocket expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs;

          (v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 11 of this Agreement; and

          (vi) all amounts owing to any Agent or any of its affiliates pursuant to any of the Credit Documents in its capacity as such;

all such obligations, liabilities, indebtedness, sums and expenses set forth in clauses (i) through (vi) of this Section 1 being herein collectively called the "OBLIGATIONS", it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

          2. DEFINITIONS. (a) Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as therein defined. Reference to singular terms shall include the plural and vice versa.

          (b) The following capitalized terms used herein shall have the definitions specified below:

          "ADMINISTRATIVE AGENT" shall have the meaning set forth in the recitals hereto.

          "ADVERSE CLAIM" shall have the meaning given such term in Section 8-102(a)(1) of the UCC.

          "AGREEMENT" shall have the meaning set forth in the first paragraph hereof.

          "BORROWER" shall have the meaning set forth in the recitals hereto.

          "CERTIFICATED SECURITY" shall have the meaning given such term in
Section 8-102(a)(4) of the UCC.

          "CHANGE OF LAW" means (a) the adoption of any law, rule or regulation after the date of this Agreement or (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement.

                                                                       Exhibit G
                                                                          Page 4

          "CLEARING CORPORATION" shall have the meaning given such term in
Section 8-102(a)(5) of the UCC.

          "COLLATERAL" shall have the meaning set forth in Section 3.1 hereof.

          "COLLATERAL ACCOUNTS" shall mean any and all accounts established and maintained by the Pledgee in the name of any Pledgor to which Collateral may be credited.

          "CREDIT AGREEMENT" shall have the meaning set forth in the recitals hereto.

          "CREDIT DOCUMENT OBLIGATIONS" shall have the meaning set forth in
Section 1(i) hereof.

          "DOMESTIC CORPORATION" shall have the meaning set forth in the definition of "Stock."

          "EVENT OF DEFAULT" shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

          "EXEMPTED FOREIGN ENTITY" shall mean any Foreign Corporation and any other entity organized under the laws of a jurisdiction other than the United States or any State or Territory thereof that, in any such case, is treated as a corporation or an association taxable as a corporation for U.S. Federal income tax purposes.

          "FINANCIAL ASSET" shall have the meaning given such term in Section 8-102(a)(9) of the UCC.

          "FOREIGN CORPORATION" shall have the meaning set forth in the definition of "Stock".

          "HOLDINGS" shall have the meaning set forth in the recitals hereto.

          "INDEMNITEES" shall have the meaning set forth in Section 11 hereof.

          "INSTRUMENT" shall have the meaning given such term in Section 9-102(a)(47) of the UCC.

          "INVESTMENT PROPERTY" shall have the meaning given such term in
Section 9-102(a)(49) of the UCC.

          "LENDER CREDITORS" shall have the meaning set forth in the recitals hereto.

          "LENDERS" shall have the meaning set forth in the recitals hereto.

          "LIMITED LIABILITY COMPANY INTERESTS" shall mean the entire limited liability company membership interest at any time directly owned by any Pledgor in any limited liability company.

                                                                       Exhibit G
                                                                          Page 5

          "NON-VOTING EQUITY INTERESTS" shall mean all Equity Interests of any Person which are not Voting Equity Interests.

          "NOTES" shall mean all promissory notes (including intercompany notes) from time to time issued to, or held by, each Pledgor.

          "NOTICED EVENT OF DEFAULT" shall mean (i) an Event of Default under
Section 9.01 or 9.05 of the Credit Agreement and (ii) any other Event of Default in respect of which the Pledgee has given the Borrower notice that such Event of Default constitutes a "Noticed Event of Default".

          "OBLIGATIONS" shall have the meaning set forth in Section 1 hereof.

          "OTHER CREDITORS" shall have the meaning set forth in the recitals hereto.

          "OTHER OBLIGATIONS" shall have the meaning set forth in Section 1(ii) hereof.

          "PARTNERSHIP INTEREST" shall mean the entire general partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership.

          "PLEDGED NOTES" shall mean all Notes at any time pledged or required to be pledged hereunder.

          "PLEDGEE" shall have the meaning set forth in the first paragraph hereof.

          "PLEDGOR" shall have the meaning set forth in the first paragraph hereof.

          "PROCEEDS" shall have the meaning given such term in Section 9-102(a)(64) of the UCC.

          "REQUIRED SECURED CREDITORS" shall have the meaning provided in the Security Agreement.

          "SECURED CREDITORS" shall have the meaning set forth in the recitals hereto.

          "SECURED DEBT AGREEMENTS" shall mean and include (x) this Agreement,
(y) the other Credit Documents and (z) the Covered Agreements entered into with any Other Creditors.

          "SECURITIES ACCOUNT" shall have the meaning given such term in Section 8-501(a) of the UCC.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, as in effect from time to time.

          "SECURITIES INTERMEDIARY" shall have the meaning given such term in
Section 8-102(14) of the UCC.

                                                                       Exhibit G
                                                                          Page 6

          "SECURITY" and "SECURITIES" shall have the meaning given such term in
Section 8-102(a)(15) of the UCC and shall in any event also include all Stock and all Notes.

          "SECURITY ENTITLEMENT" shall have the meaning given such term in
Section 8-102(a)(17) of the UCC.

          "STOCK" shall mean (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof or the District of Columbia (each, a "Domestic Corporation"), all of the issued and outstanding shares of capital stock of any Domestic Corporation at any time directly owned by any Pledgor and (y) with respect to corporations not Domestic Corporations (each, a "Foreign Corporation"), all of the issued and outstanding shares of capital stock of any Foreign Corporation at any time directly owned by any Pledgor.

          "TERMINATION DATE" shall have the meaning set forth in Section 20 hereof.

          "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York from time to time; PROVIDED that all references herein to specific Sections or subsections of the UCC are references to such Sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

          "UNCERTIFICATED SECURITY" shall have the meaning given such term in
Section 8-102(a)(18) of the UCC.

          "VOTING EQUITY INTERESTS" of any Person shall mean all classes of Equity Interests of such Person entitled to vote.

          3. PLEDGE OF SECURITIES, ETC.

          3.1 PLEDGE. To secure the Obligations now or hereafter owed or to be performed by such Pledgor, each Pledgor does hereby grant and pledge to the Pledgee for the benefit of the Secured Creditors, and does hereby create a continuing security interest (subject to those Liens permitted to exist with respect to the Collateral pursuant to the terms of all Secured Debt Agreements then in effect) in favor of the Pledgee for the benefit of the Secured Creditors in, all of its right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the "COLLATERAL"):

          (a) each of the Collateral Accounts (to the extent a security interest therein is not created pursuant to the Security Agreement), including any and all assets of whatever type or kind deposited by such Pledgor in any such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by the Credit Agreement or any other Secured Debt Agreement to be deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

                                                                       Exhibit G
                                                                          Page 7

          (b) all Securities owned or held by such Pledgor from time to time and all options and warrants owned by such Pledgor from time to time to purchase Securities;

          (c) all Limited Liability Company Interests owned by such Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law:

                (A) all its capital therein and its interest in all profits, income, surpluses, losses and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

                (B) all other payments due or to become due to such Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                (D) all present and future claims, if any, of such Pledgor against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;

                (E) all of such Pledgor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any such limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments, or orders, to file any claims and to take any action in connection with any of the foregoing; and

                (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and

                                                                       Exhibit G
                                                                          Page 8

          other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (d) all Partnership Interests owned by such Pledgor from time to time and all of its right, title and interest in each partnership to which each such Partnership Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Partnership Interests and applicable law:

                (A) all its capital therein and its interest in all profits, income, surpluses, losses, and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

                (B) all other payments due or to become due to such Pledgor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

                (D) all present and future claims, if any, of such Pledgor against any such partnership for monies loaned or advanced, for services rendered or otherwise;

                (E) all of such Pledgor's rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any such partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments, or orders, to file any claims and to take any action in connection with any of the foregoing; and

                (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (e) all Financial Assets and Investment Property owned by such Pledgor from time to time;

                                                                       Exhibit G
                                                                          Page 9

          (f) all Security Entitlements owned by such Pledgor from time to time in any and all of the foregoing; and

          (g)   all Proceeds of any and all of the foregoing.

Notwithstanding anything to the contrary contained in this Agreement, (x) unless there has been a Change of Law as a result of which the granting of the pledge of more than 66-2/3% of the Voting Equity Interests of any Exempted Foreign Entity will not give rise to adverse "deemed dividend" tax consequences to the Borrower under Section 956 of the Code, no Pledgor shall be required to pledge hereunder more than 65% of the Voting Equity Interests of any Exempted Foreign Entity (and such Voting Equity Interests in excess of 65% shall not constitute "Collateral,"), (y) each Pledgor shall be required to pledge hereunder 100% of any Non-Voting Equity Interests at any time and from time to time acquired by such Pledgor of any Exempted Foreign Entity and (z) the Collateral shall not include Equity Interests in Joint Ventures that are not Subsidiaries of the Borrower to the extent that the respective Pledgor is contractually prohibited (after giving effect to any consents or waivers in respect of such prohibition) from pledging such Equity Interests owned by it pursuant to the respective joint venture agreement or similar agreement governing such Joint Venture.

          3.2 PROCEDURES (a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by such Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 10 days after it obtains such Collateral) for the benefit of the Pledgee and the other Secured Creditors:

          (i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Pledgor shall physically deliver such Certificated Security to the Pledgee, endorsed to the Pledgee or endorsed in blank, provided that no such Pledgor shall be required to deliver any Certificated Securities held by it as a result of investment of such Pledgor in Cash Equivalents, Foreign Cash Equivalents and Margin Stock made in the ordinary course of business and in accordance with Section 8.06(a) and (r) of the Credit Agreement;

          (ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Pledgor shall cause (or in the case of any such issuer that is not a Subsidiary of such Pledgor, use commercially reasonable efforts to cause) the issuer of such Uncertificated Security to duly authorize, execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the other Secured Creditors substantially in the form of Annex G hereto (appropriately completed to the reasonable satisfaction of the Pledgee and with such modifications, if any, as shall be reasonably satisfactory to the Pledgee) pursuant to which such issuer agrees to comply, after the Pledgee has notified such issuer that an Event of Default then exists, with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability

                                                                       Exhibit G
                                                                         Page 10

     Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;

          (iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), such Pledgor shall promptly notify the Pledgee thereof and shall promptly take (x) (i) all actions required to comply with the applicable rules of such Clearing Corporation or Securities Intermediary and (ii) use commercially reasonable efforts to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-314(a), (b) and (c), 9-106 and 8-106(d) of the UCC) and (y) such other actions as the Pledgee deems necessary or desirable to effect the foregoing;

          (iv) with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(i) hereof, and (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate or is not a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(ii) hereof; and

          (v) with respect to any Note evidencing Indebtedness in a principal amount equal to or greater than $2,000,000, physical delivery of such Note to the Pledgee, endorsed to the Pledgee or endorsed in blank.

          (b)   In addition to the actions required to be taken pursuant to
Section 3.2(a) hereof, each Pledgor shall take the following additional actions with respect to the Collateral:

          (i) with respect to all Collateral of such Pledgor whereby or with respect to which the Pledgee may obtain "control" thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), such Pledgor shall, subject to the qualifications set forth in preceding clauses (a)(i), (ii),
     (iii) and (v), take all actions as may be requested from time to time by the Pledgee so that "control" of such Collateral is obtained and at all times held by the Pledgee; and

          (ii) each Pledgor shall from time to time cause appropriate financing statements (on appropriate forms) under the Uniform Commercial Code as in effect in the various relevant States, covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that all times the Pledgee's security interest in all Investment Property and other Collateral which can be perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-312(a) of the UCC) is so perfected.

                                                                       Exhibit G
                                                                         Page 11

          3.3 SUBSEQUENTLY ACQUIRED COLLATERAL. If any Pledgor shall acquire (by purchase, stock dividend, distribution or otherwise) any additional Collateral at any time or from time to time after the date hereof, (i) such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 hereof and, furthermore, such Pledgor will thereafter take (or cause to be taken) all action (as promptly as practicable and, in any event, within 10 days after it obtains such Collateral) with respect to such Collateral in accordance with the procedures set forth in Section 3.2 hereof, and will promptly thereafter deliver to the Pledgee a certificate executed by an authorized officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Creditors) hereunder. Without limiting the foregoing, each Pledgor shall be required to pledge hereunder the Equity Interests of any Exempted Foreign Entity that are directly owned by such Pledgor at any time and from time to time after the date hereof acquired by such Pledgor, PROVIDED that (x) except in the circumstances and to the extent provided by the last paragraph of Section 3.1, no Pledgor shall be required at any time to pledge hereunder more than 65% of the total combined voting power of all classes of Voting Equity Interests of any Exempted Foreign Entity and (y) each Pledgor shall be required to pledge hereunder 100% of the Non-Voting Equity Interests of each Exempted Foreign Entity at any time and from time to time acquired by such Pledgor.

          3.4 TRANSFER TAXES. Each pledge of Collateral under Section 3.1 or
Section 3.3 hereof shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

          3.5 CERTAIN REPRESENTATIONS AND WARRANTIES REGARDING THE COLLATERAL. Each Pledgor represents and warrants that on the date hereof: (i) each direct Subsidiary of such Pledgor, the direct ownership thereof and jurisdiction in which such Subsidiary was organized, is listed in Annex A hereto; (ii) the Stock (and any warrants or options to purchase Stock) held by such Pledgor consists of the number and type of shares of the stock (or warrants or options to purchase any stock) of the corporations as described in Annex B hereto; (iii) such Stock referenced in clause (ii) of this paragraph constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex B hereto; (iv) the Notes held by such Pledgor consist of the promissory notes described in Annex C hereto where such Pledgor is listed as the lender;
(v) the Limited Liability Company Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex D hereto; (vi) each such Limited Liability Company Interest referenced in clause (v) of this paragraph constitutes that percentage of the issued and outstanding Equity Interest of the issuing Person as set forth in Annex D hereto; (vii) the Partnership Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex E hereto; (viii) each such Partnership Interest referenced in clause (viii) of this paragraph constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex E hereto; (ix) the exact address of each chief executive office of such Pledgor is listed on Annex F hereto; (x) the Pledgor has complied with the respective procedure set forth in Section 3.2(a) hereof with respect to each item of Collateral described in Annexes C through F hereto; and (xi) on the date hereof, such Pledgor owns no other Securities, Stock, Notes, Limited Liability Company Interests or Partnership Interests (other than any such Securities in the form of Cash Equivalents).

                                                                       Exhibit G
                                                                         Page 12

          4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or, after a Noticed Event of Default, in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

          5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing a Noticed Event of Default, each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; PROVIDED that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate or result in a breach of any covenant contained in any Secured Debt Agreement, or which could reasonably be expected to have the effect of materially impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee or any other Secured Creditor in the Collateral, unless expressly permitted by the terms of the Secured Debt Agreements. All such rights of each Pledgor to vote and to give consents, waivers and ratifications shall cease in case a Noticed Event of Default has occurred and is continuing, and Section 7 hereof shall become applicable.

          6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until there shall have occurred and be continuing a Noticed Event of Default, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the respective Pledgor, PROVIDED, that all cash dividends payable in respect of the Pledged Stock which are determined by the Pledgee to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral (although the respective Pledgor shall be permitted to retain cash proceeds received by it in connection with sales or other transfers of Pledged Stock permitted under
Section 8.02 of the Credit Agreement so long as such proceeds are not otherwise required to be applied to repay Loans pursuant to Section 4.02(A)(c) of the Credit Agreement). The Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

          (i) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash dividends other than as set forth above);

          (ii) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash (although such cash may be paid directly to the respective Pledgor so long as no Event of Default then exists) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

          (iii) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any

                                                                       Exhibit G
                                                                         Page 13

     consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate or other reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive the proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. Furthermore, the foregoing provisions of this Section 6 shall not restrict the respective Pledgor's right to receive dividends made pursuant to Sections 8.09(i), (ii), (iv), (v) and
(viii) (to the extent related to amounts that may be paid pursuant to Section 8.10(vi) of the Credit Agreement) of the Credit Agreement, provided that such dividends are made in accordance with the applicable terms and conditions set forth on the Credit Agreement. All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this Section 6 or Section 7 hereof shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

          7. REMEDIES IN CASE OF AN EVENT OF DEFAULT. If there shall have occurred and be continuing a Noticed Event of Default, then and in every such case, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the UCC as in effect in any relevant jurisdiction and also shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

          (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 hereof to the respective Pledgor;

          (ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

          (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note in accordance with its terms (including, without limitation, to make any demand for payment thereon in accordance with its terms);

          (iv) to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do
     so);

          (v) at any time and from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or, notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise purchase or dispose (all of which are hereby waived by each Pledgor to the fullest extent

                                                                       Exhibit G
                                                                         Page 14

     permitted by law), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, PROVIDED at least 10 days' written notice of the time and place of any such sale shall be given to the respective Pledgor. The Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security or the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

          (vi) to set off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations.

          8. REMEDIES, CUMULATIVE, ETC. Each and every right, power and remedy of the Pledgee provided for in this Agreement or in any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other or further action in any circumstances without notice or demand. The Secured Creditors agree that this Agreement may be enforced only by the action of the Pledgee, in each case, acting upon the instructions of the Required Secured Creditors, and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee for the benefit of the Secured Creditors upon the terms of this Agreement.

          9. APPLICATION OF PROCEEDS. (a) All monies collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other monies received by the Pledgee hereunder, shall be applied in the manner provided in the Security Agreement.

          (b) It is understood and agreed that each Pledgor shall remain jointly and severally liable with respect to its Obligations to the extent of any deficiency between the

                                                                       Exhibit G
                                                                         Page 15

amount of the proceeds of the Collateral pledged by it hereunder and the aggregate amount of such Obligations.

          10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making such sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or non-application thereof.

          11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify, reimburse and hold harmless the Pledgee and each other Secured Creditor and their respective successors, assigns, employees, agents and affiliates (individually an "INDEMNITEE", and collectively, the "INDEMNITEES") from and against any and all obligations, damages, injuries, penalties, claims, demands, losses, judgments and liabilities (including, without limitation, liabilities for penalties) of whatsoever kind or nature incurred by any Indemnitee as a result of, or in any way relating to, or arising out of, or by reason of, any investigation, litigation or other proceeding (whether or not any Indemnitee is party thereto and whether or not such investigation, litigation or other proceeding is between or among any Indemnitee, any Pledgor or any third Person or otherwise) related to the entering into and/or performance of this Agreement or any other Secured Debt Agreement, and (ii) to reimburse each Indemnitee for all reasonable, documented, costs, expenses and disbursements in each case arising out of or resulting the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (including, without limitation, reasonable attorneys' fees and expenses, PROVIDED THAT, except in the case of a bankruptcy of any Assignor, no more than one counsel for the Indemnitees may be used in any one jurisdiction) (but excluding any obligations, damages, injuries, penalties, claims, demands, losses, judgments and liabilities (including, without limitation, liabilities for penalties) or expenses of whatsoever kind or nature to the extent incurred or arising by reason of gross negligence or willful misconduct of such Indemnitee or an affiliate thereof (as determined by a court of competent jurisdiction in a final and non-appealable decision)). In no event shall the Pledgee hereunder be liable, in the absence of gross negligence or willful misconduct on its part (as determined by a court of competent jurisdiction in a final and non-appealable decision), for any matter or thing in connection with this Agreement other than to account for monies or other property actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The indemnity obligations of each Pledgor contained in this
Section 11 shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement, the termination of all Covered Agreements and Letters of Credit, and the payment of all other Obligations and notwithstanding the discharge thereof.

          12. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER. (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or as a partner of any partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise

                                                                       Exhibit G
                                                                         Page 16

(except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or a Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor, any Pledgor and/or any other Person.

          (b)   Except as provided in the last sentence of paragraph (a) of this
Section 12, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or a partner of any partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor, any limited liability company, partnership and/or any other Person either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or as a partner of any partnership or any Pledgor except as provided in the last sentence of paragraph (a) of this Section 12.

          (c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

          (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

          13. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the UCC or other applicable law such financing statements, continuation statements and other documents, in form reasonably acceptable to the Pledgee, in such offices as the Pledgee (acting on its own or on the instructions of the Required Secured Creditors) may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral hereunder and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral (including, without limitation, (x) financing statements which list the Collateral specifically and/or "all assets" as collateral and (y) "in lieu of" financing statements) without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder or thereunder.

          (b) Each Pledgor hereby constitutes and appoints the Pledgee its true and lawful attorney-in-fact, irrevocably, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee's reasonable discretion, to act, require, demand, receive and give acquittance for any and all monies and claims for monies due or to

                                                                       Exhibit G
                                                                         Page 17

become due to such Pledgor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings and to execute any instrument which the Pledgee may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, which appointment as attorney is coupled with an interest.

          14. THE PLEDGEE AS COLLATERAL AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood, acknowledged and agreed by each Secured Creditor that by accepting the benefits of this Agreement each such Secured Creditor acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Section 11 of the Credit Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 11 of the Credit Agreement.

          15. TRANSFER BY THE PLEDGORS. Except as permitted (i) prior to the date all Credit Document Obligations have been paid in full and all Commitments under the Credit Agreement have been terminated, pursuant to the Credit Agreement and the other Credit Documents, and (ii) thereafter, pursuant to the other Secured Debt Agreements, no Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein.

          16. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS. (a) Each Pledgor represents, warrants and covenants that:

          (i) it is the legal, beneficial and record owner of, and has good and marketable title to, all of its Collateral consisting of one or more Securities, Partnership Interests and Limited Liability Company Interests and that it has sufficient interest in all of its Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement or permitted under the Secured Debt Agreements);

          (ii) it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

          (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law);

          (iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, partner, member or creditor of such

                                                                       Exhibit G
                                                                         Page 18

     Pledgor or any of its Subsidiaries) is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement by such Pledgor, (b) the validity or enforceability of this Agreement against such Pledgor, (c) the perfection or enforceability of the Pledgee's security interest in such Pledgor's Collateral or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

          (v) all of such Pledgor's Collateral (consisting of Securities, Limited Liability Company Interests and Partnership Interests) has been duly and validly issued, is fully paid and non-assessable and is subject to no options to purchase or similar rights;

          (vi) the pledge, collateral assignment and delivery to the Pledgee of such Pledgor's Collateral consisting of Certificated Securities and Pledged Notes pursuant to - this Agreement creates a valid and perfected first priority security interest in such Certificated Securities and Pledged Notes, and the proceeds thereof, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include the Securities (other than the liens and security interests permitted under the Secured Debt Agreements then in effect) and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and

          (vii) "control" (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all of such Pledgor's Collateral consisting of Securities (including, without limitation, Notes evidencing Indebtedness in a principal amount equal to or greater than $2,000,000 which are Securities but excluding (x) Securities in the form of Cash Equivalents, Foreign Cash Equivalents and Margin Stock held by such Pledgor as a result of investments by such Pledgor in Cash Equivalents, Foreign Cash Equivalents and Margin Stock made in the ordinary course of business and in accordance with Section 8.06(a) and (r) of the Credit Agreement any (y) each Note evidencing Indebtedness of less than $2,000,000) with respect to which such "control" may be obtained pursuant to Section 8-106 of the UCC, except to the extent that the obligation of the applicable Pledgor to provide the Pledgee with "control" of such Collateral has not yet arisen under this Agreement; PROVIDED that in the case of the Pledgee obtaining "control" over Collateral consisting of a Security Entitlement, such Pledgor shall have taken all steps in its control so that the Pledgee obtains "control" over such Security Entitlement.

          (b) Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to such Pledgor's Collateral and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee by such Pledgor as Collateral hereunder (subject in the case of Collateral consisting of Equity Interests in a Joint Venture that is not a Subsidiary of such Pledgor, to restrictions on the transfer of such Equity Interests that may appear in the organizational documents for such Joint Venture), and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

                                                                       Exhibit G
                                                                         Page 19

          (c) Each Pledgor covenants and agrees that it will take no action which would violate any of the terms of any Secured Debt Agreement.

          17. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (other than termination of this Agreement pursuant to Section 19 hereof), including, without limitation:

          (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any Secured Debt Agreement (other than this Agreement in accordance with its terms), or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

          (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement (other than a waiver, consent or extension with respect to this Agreement in accordance with its terms);

          (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee;

          (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

          (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

          18. SALE OF COLLATERAL WITHOUT REGISTRATION. If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests pursuant to Section 7 hereof, and such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility

                                                                       Exhibit G
                                                                         Page 20

or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

          19. TERMINATION; RELEASE. (a) On the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of such Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments (including UCC termination statements) acknowledging the satisfaction and termination of this Agreement (including, without limitation, UCC termination statements and instruments of satisfaction, discharge and/or reconveyance), and will duly release from the security interest created hereby and assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee or any of its sub-agents hereunder and, with respect to any Collateral consisting of an Uncertificated Security, a Partnership Interest or a Limited Liability Company Interest (other than an Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary), a termination of the agreement relating thereto executed and delivered by the issuer of such Uncertificated Security pursuant to
Section 3.2(a)(ii) or by the respective partnership or limited liability company pursuant to Section 3.2(a)(iv)(2). As used in this Agreement, "TERMINATION DATE" shall mean the date upon which the Commitments under the Credit Agreement have been terminated and all Covered Agreements have been terminated, no Letter of Credit or Note (as defined in the Credit Agreement) is outstanding (and all Loans have been paid in full), all Letters of Credit have been terminated, and all other Obligations (other than indemnities described herein and described in Section 12.01 of the Credit Agreement, and any other indemnities set forth in any other Credit Documents, in each case which are not then due and payable) then due and payable have been paid in full.

          (b) In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Credit Party) (x) at any time prior to the time at which all Credit Document Obligations have been paid in full and all Commitments and Letters of Credit under the Credit Agreement have been terminated, in connection with a sale or disposition permitted by Section
8.02 of the Credit Agreement or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by Section 12.12 of the Credit Agreement) or (y) at any time thereafter, to the extent permitted by the other Secured Debt Agreements, and in the case of clauses (x) and (y), the proceeds of such sale or disposition (or from such release) are applied in accordance with the terms of the Credit Agreement or such other Secured Debt Agreement, as the case may be, to the extent required to be so applied, the Pledgee, at the request and expense of such Pledgor, will duly release from the security interest created hereby (and will execute and deliver such documentation, including termination or partial release statements and the like in connection therewith) and assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Pledgee (or, in the case of Collateral held

                                                                       Exhibit G
                                                                         Page 21

by any sub-agent designated pursuant to Section 4 hereto, such sub-agent) and has not theretofore been released pursuant to this Agreement.

          (c) At any time that any Pledgor desires that Collateral be released as provided in the foregoing Section 19(a) or (b), it shall deliver to the Pledgee (and the relevant sub-agent, if any, designated pursuant to Section 4 hereof) a certificate signed by an authorized officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to Section 19(a) or (b) hereof.

          (d) The Pledgee shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Collateral Agent in the absence of gross negligence and willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision) believes to be in accordance with) this
Section 19.

          20. NOTICES, ETC. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Pledgee or any Pledgor shall not be effective until received by the Pledgee or such Pledgor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

          (a)   if to any Pledgor:

                c/o Rexnord Corporation
                4701 West Greenfield Avenue
                Attention: Chief Financial Officer
                Telephone No.: (414) 643-3000
                Telecopier No.: (414) 643-3078;

          (b)   if to the Pledgee, at:

                Deutsche Bank Trust Company Americas
                31 West 52nd Street
                New York, New York 10019
                Attention: Diane F. Rolfe
                Telephone No.: (646) 324-2194
                Telecopier No.: (646) 324-7460;

          (c) if to any Lender Creditor, either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement, or (y) at such address as such Lender Creditor shall have specified in the Credit Agreement;

          (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Pledgors and the Pledgee;

                                                                       Exhibit G
                                                                         Page 22

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

          21. WAIVER; AMENDMENT. Except as provided in Sections 29 and 31 hereof, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in accordance with the requirements specified in the Security Agreement.

          22. SUCCESSORS AND ASSIGNS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 19, (ii) be binding upon each Pledgor, its successors and assigns; PROVIDED, HOWEVER, that no Pledgor shall assign any of its rights or obligations hereunder without the prior written consent of the Pledgee (with the prior written consent of the Required Secured Creditors), and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the other Secured Creditors and their respective successors and permitted transferees and assigns. All agreements, statements, representations and warranties made by each Pledgor herein or in any certificate or other instrument delivered by such Pledgor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

          23. HEADINGS DESCRIPTIVE. The headings of the several Sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          24. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PLEDGOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PLEDGOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PLEDGOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER SUCH PLEDGOR. EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH PLEDGOR AT ITS ADDRESS FOR NOTICES AS

                                                                       Exhibit G
                                                                         Page 23

PROVIDED IN SECTION 20 ABOVE UNLESS ANOTHER ADDRESS IS PROVIDED TO THE COLLATERAL AGENT IN WRITING IN ACCORDANCE WITH SECTION 20, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE IF IN CONFORMITY WITH THE FOREGOING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE PLEDGEE UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY PLEDGOR IN ANY OTHER JURISDICTION.

          (b) EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          25. PLEDGOR'S DUTIES. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Pledgor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Pledgee shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, except for the safekeeping of Collateral actually in Pledgor's possession, nor shall the Pledgee be required or obligated in any manner to perform or fulfill any of the obligations of any Pledgor under or with respect to any Collateral, in each case unless the Pledgee shall become the absolute owner of such Collateral as a result of the exercise of its remedies hereunder pursuant to Section 7 of this Agreement.

          26. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Pledgor and the Pledgee.

          27. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any

                                                                       Exhibit G
                                                                         Page 24

such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          28. RECOURSE. This Agreement is made with full recourse to each Pledgor and pursuant to and upon all the representations, warranties, covenants and agreements on the part of such Pledgor contained herein and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

          29. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of Holdings that is required to become a party to this Agreement after the date hereof pursuant to the requirements of the Credit Agreement or any other Credit Document, shall become a Pledgor hereunder by (x) executing a counterpart hereof, or of a Joinder Agreement in the form of Exhibit L to the Credit Agreement, and delivering same to the Pledgee and (y) delivering supplements to Annexes A through F, hereto as are necessary to cause such annexes to be complete and accurate with respect to such additional Pledgor on such date. In addition, such additional Pledgor shall take actions as specified in this Agreement as would have been taken by such Pledgor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Pledgee and with all documents and actions required above to be taken to the reasonable satisfaction of the Pledgee.

          30. LIMITED OBLIGATIONS. It is the desire and intent of each Pledgor and the Secured Creditors that this Agreement shall be enforced against each Pledgor to the fullest extent permissible under the laws applied in each jurisdiction in which enforcement is sought. Notwithstanding anything to the contrary contained herein, in furtherance of the foregoing, it is noted that the obligations of each Pledgor constituting a Subsidiary Guarantor have been limited as provided in the Subsidiaries Guaranty.

          31. RELEASE OF PLEDGORS. If at any time all of the Equity Interests of any Pledgor owned by the Borrower or any of its Subsidiaries are sold (to a Person other than a Credit Party) in a transaction permitted pursuant to the Credit Agreement (and which does not violate the terms of any other Secured Debt Agreement then in effect), then, such Pledgor shall be released as a Pledgor pursuant to this Agreement without any further action hereunder (it being understood that the sale of all of the Equity Interests in any Person that owns, directly or indirectly, all of the Equity Interests in any Pledgor shall be deemed to be a sale of all of the Equity Interests in such Pledgor for purposes of this Section), and the Pledgee is authorized and directed to execute and deliver, at the expense of the Pledgors, such instruments of release as are reasonably satisfactory to the applicable Pledgor and the Pledgee. At any time that the Borrower desires that a Pledgor be released from this Agreement as provided in this Section 31, the Borrower shall deliver to the Pledgee a certificate signed by an Authorized Officer of the Borrower stating that the release of such Pledgor is permitted pursuant to this Section 31. The Pledgee shall have no liability whatsoever to any other Secured Creditor as a result of the release of any Pledgor by it in accordance with, or which it believes to be in accordance with, this Section 31.

                                    * * * *

          IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                             RBS GLOBAL, INC.,
                                 as a Pledgor

                             By: /s/ Thomas Jansen
                                 -----------------------------------------------
                                 Title: Vice President & Chief Financial Officer

                             REXNORD CORPORATION,
                                 as a Pledgor

                             By: /s/ Thomas Jansen
                                 -----------------------------------------------
                                 Title: Vice President & Chief Financial Officer

                             RBS NORTH AMERICA, INC.,
                                 as a Pledgor

                             By: /s/ Thomas Jansen
                                 -----------------------------------------------
                                 Title: Vice President & Chief Financial Officer

                             RBS ACQUISITION CORPORATION,
                                 as a Pledgor

                             By: /s/ Thomas Jansen
                                 -----------------------------------------------
                                 Title: Vice President & Chief Financial Officer

                             RAC - I, INC.,
                                 as a Pledgor

                             By: /s/ Thomas Jansen
                                 -----------------------------------------------
                                 Title: Vice President & Chief Financial Officer

                             RBS CHINA HOLDINGS, L.L.C.,
                                 as a Pledgor

                             By: /s/ Thomas Jansen
                                 -----------------------------------------------
                                 Title: Vice President & Chief Financial Officer

                             REXNORD NORTH AMERICA HOLDINGS, INC.,
                                 as a Pledgor

                             By: /s/ Thomas Jansen
                                 -----------------------------------------------
                                 Title: Vice President & Chief Financial Officer

                             ADDAX, INC.,
                                 as a Pledgor

                             By: /s/ Thomas Jansen
                                 -----------------------------------------------
                                 Title: Vice President & Chief Financial Officer

                             BETZDORF CHAIN COMPANY, INC.,
                                 as a Pledgor

                             By: /s/ Thomas Jansen
                                 -----------------------------------------------
                                 Title: Vice President & Chief Financial Officer

                             CLARKSON INDUSTRIES, INC.,
                                 as a Pledgor

                             By: /s/ Thomas Jansen
                                 -----------------------------------------------
                                 Title: Vice President & Chief Financial Officer

                             PT COMPONENTS, INC.,
                                 as a Pledgor

                             By: /s/ Thomas Jansen
                                 -----------------------------------------------
                                 Title: Vice President & Chief Financial Officer

                             PRAGER INCORPORATED,
                                 as a Pledgor

                             By: /s/ Thomas Jansen
                                 -----------------------------------------------
                                 Title: Vice President & Chief Financial Officer

                             REXNORD GERMANY - I INC.,
                                 as a Pledgor

                             By: /s/ Thomas Jansen
                                 -----------------------------------------------
                                 Title: Vice President & Chief Financial Officer

                             REXNORD INTERNATIONAL INC.,
                                 as a Pledgor

                             By: /s/ Thomas Jansen
                                 -----------------------------------------------
                                 Title: Vice President & Chief Financial Officer

                             REXNORD, LTD.,
                                 as a Pledgor

                             By: /s/ Thomas Jansen
                                 -----------------------------------------------
                                 Title: Vice President & Chief Financial Officer

                             REXNORD PUERTO RICO INC.,
                                 as a Pledgor


                             By: /s/ Thomas Jansen
                                 -----------------------------------------------
                                 Title: Vice President & Chief Financial Officer


                             WINFRED BERG LICENSCO INC.,
                                 as a Pledgor


                             By: /s/ Thomas Jansen
                                 -----------------------------------------------
                                 Title: Vice President & Chief Financial Officer


                             W.M. BERG INC.,
                                 as a Pledgor


                             By: /s/ Thomas Jansen
                                 -----------------------------------------------
                                 Title: Vice President & Chief Financial Officer

Accepted and Agreed to:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Collateral Agent and Pledgee


By: /s/ Diane F. Rolfe
    -------------------------
    Title: Vice President

                                                                         ANNEX A
                                                                              to
                                                                PLEDGE AGREEMENT

                                     ANNEX A

                            SCHEDULE OF SUBSIDIARIES

                                                                          Jurisdiction of
Entity                                Ownership                           Organization
------                                ---------                           ----------------
W.M. Berg Inc.                        Clarkson Industries, Inc.           Delaware

Clarkson Industries, Inc.             RAC-I, Inc.                         New York

Prager Incorporated                   RAC-I, Inc.                         Louisiana

Rexnord North America Holdings, Inc.  RAC-I, Inc.                         Delaware

RBS China Holdings, L.L.C.            RBS Acquisition Corporation         Delaware

Rexnord AB                            RBS Acquisition Corporation         Sweden

Rexnord Correntes Ltda.               RBS Acquisition Corporation         Brazil

Rexnord do Brasil Industrial Ltda.    RBS Acquisition Corporation         Brazil

Rexnord France Holdings S.A.S.        RBS Acquisition Corporation         France

Einhundertfunfundzwanzigste           RBS Acquisition Corporation         Germany
Verwaltungsgcscllschaft Dammtor mbH

Rexnord Italy Holdings S.r.l.         RBS Acquisition Corporation         Italy

Rexnord Netherlands Holdings B.V.     RBS Acquisition Corporation         The Netherlands

Changzhou Hansen Jianglang            RBS China Holdings, L.L.C.          China
Transmisions Company Limited

Rexnord Corporation                   RBS Global, Inc.                    Delaware

RAC-I, Inc.                           RBS North America, Inc.             Delaware

Rexnord Finance B.V.                  RBS North America, Inc.             The Netherlands
                                      RBS Acquisition Corporation

RBS Acquisition Corporation           Rexnord Corporation                 Delaware

RBS North America, Inc.               Rexnord Corporation                 Delaware

Addax, Inc.                           Rexnord North America Holdings,     Nebraska
                                      Inc.

Betzdorf Chain Company Inc.           Rexnord North America Holdings,     Wisconsin
                                      Inc.

                                                                         Annex A
                                                                             p.2

                                                                          Jurisdiction of
Entity                                Ownership                           Organization
------                                ---------                           ----------------
PT Components, Inc.                   Rexnord North America Holdings,     Delaware
                                      Inc.

Rexnord Australia Pty Ltd.            Rexnord North America Holdings,     Australia
                                      Inc.

Rexnord Canada Limited                Rexnord North America Holdings,     Canada
                                      Inc.

Rexnord Export Sales Corporation      Rexnord North America Holdings,     Barbados
                                      Inc.

Wuxi Rexnord Jinling Conveyor         Rexnord North America Holdings,     China
Products Corporation Limited          Inc.

Rexnord Germany - I Inc.              Rexnord North America Holdings,     Delaware
                                      Inc.

Rexnord International Inc.            Rexnord North America Holdings,     Delaware
                                      Inc.

Rexnord Puerto Rico Inc.              Rexnord North America Holdings,     Nevada
                                      Inc.

Rexnord, Ltd.                         Rexnord North America Holdings,     Nevada
                                      Inc.

Winfred Berg Licensco Inc.            W.M. Berg Inc.                      Delaware

Rexnord Industrial, S.A. de C.V.      Rexnord North America Holdings,     Mexico
                                      Inc.
                                      PT Components, Inc.
                                      Rexnord International Inc.
                                      Betzdorf Chain Company Inc.
                                      Rexnord Puerto Rico Inc.

Rexnord S.A. de C.V.                  Rexnord North America Holdings,     Mexico
                                      Inc.
                                      PT Components, Inc.
                                      Rexnord International Inc.
                                      Betzdorf Chain Company Inc.
                                      Rexnord Puerto Rico Inc.

                                                                         ANNEX B
                                                                              to
                                                                PLEDGE AGREEMENT

                                     ANNEX B

                                SCHEDULE OF STOCK

1. RBS GLOBAL, INC.

                                                                                               Sub-clause
                                                                                                   of
                                                                                                 Section
Name of                                                                                          3.2(a)
Issuing                 Type of          Number of        Certificate        Percentage        of Pledge
Corporation             Shares            Shares            No.(1)            Owned(2)         Agreement
-----------             ------           ---------        -----------        ----------        ----------
Rexnord                  Common            1,000               2                100%              (i)
Corporation

2. REXNORD CORPORATION

                                                                                               Sub-clause
                                                                                                   of
                                                                                                 Section
Name of                                                                                          3.2(a)
Issuing                 Type of          Number of        Certificate        Percentage        of Pledge
Corporation             Shares            Shares              No.              Owned           Agreement
-----------             ------           ---------        -----------        ----------        ----------
RBS North                Common            1,000               2                100%              (i)
America, Inc.

RBS                       Common           1,000               2                100%              (i)
Acquisition
Corporation

----------
(1) Specify if uncertificated.

(2) Specify for each Foreign Subsidiary the percentage owned of (x) Voting Equity Interests and (y) Non-Voting Equity Interests.

                                                                         Annex B
                                                                            p. 2

3. RBS ACQUISITION CORPORATION

                                                                                              Sub-clause
                                                                                                  of
                                                                                                Section
Name of                                                                                         3.2(a)
Issuing                 Type of          Number of        Certificate        Percentage        of Pledge
Corporation             Shares            Shares              No.              Owned           Agreement
-----------             ------           ---------        -----------        ----------        ----------
Rexnord AB               Common            10,000       uncertificated         100%             (ii)
                         Shares

Rexnord                  Capital                4       uncertificated          10%             (ii)
Finance B.V.             Shares

Rexnord France           Common           250,000       uncertificated         100%             (ii)
Holdings S.A.S.

Einhundert-               Share                 1       uncertificated         100%             (ii)
funfundzwa-              Capital
nzigste
Verwaltungs-
gesellschaft
Dammtor mbH

Rexnord Netherlands      Capital           18,152       uncertificated         100%             (ii)
Holdings B.V.            Shares            shares

                                                                         Annex B
                                                                            p. 3

4. RBS NORTH AMERICA, INC.

                                                                                               Sub-clause
                                                                                                   of
                                                                                                 Section
Name of                                                                                          3.2(a)
Issuing                 Type of          Number of        Certificate        Percentage         of Pledge
Corporation             Shares            Shares              No.              Owned            Agreement
-----------             ------           ---------        -----------        ----------        ----------
RAC-I, Inc.              Common            1,000                3                100%               (i)

Rexnord                  Capital              36        uncertificated            90%              (ii)
Finance B.V.             Shares

5. RAC-I, Inc.

                                                                                               Sub-clause
                                                                                                   of
                                                                                                 Section
Name of                                                                                          3.2(a)
Issuing                 Type of          Number of        Certificate        Percentage         of Pledge
Corporation             Shares            Shares              No.              Owned            Agreement
-----------             ------           ---------        -----------        ----------        ----------
Clarkson                  Common           20,000               3               100%              (i)
Industries, Inc.

Prager                    Common               50              3A               100%              (i)
Incorporated                                722.5              3B

Rexnord North             Common            1,000               8               100%              (i)
America
Holdings, Inc.

                                                                         Annex B
                                                                            p. 4

6. REXNORD NORTH AMERICA HOLDINGS, INC.

                                                                                               Sub-clause
                                                                                                   of
                                                                                                 Section
Name of                                                                                          3.2(a)
Issuing                 Type of          Number of        Certificate        Percentage        of Pledge
Corporation             Shares            Shares              No.              Owned           Agreement
-----------             ------           ---------        -----------        ----------        ----------
Addax, Inc.          Class A Voting         9,287              128               100%              (i)
                         Common

Betzdorf Chain       Class A Voting            99                6               100%              (i)
Company Inc.             Common

PT Components,           Common               100                6               100%              (i)
Inc.

Rexnord Australia       Ordinary        1,750,000              105               100%              (i)
Pty Ltd.

Rexnord Canada           Common            2,575               C-3               100%              (i)
Limited

Wuxi Rexnord         No authorized         Total         uncertificated          100%              (ii)
Jinling Conveyor       or issued;      investment
Products               limited by     amount of US$
Corporation            liability         700,000;
Limited                                Registered
                                      Capital of US$
                                         542,000

Rexnord Export           Common             1,000                1               100%              (i)
Sales Corporation

Rexnord Germany -        Common            10,000                3               100%              (i)
I Inc.

                                                                         Annex B
                                                                            p. 5

                                                                                              Sub-clause
                                                                                                 of
                                                                                               Section
Name of                                                                                        3.2(a)
Issuing                 Type of         Number of        Certificate        Percentage        of Pledge
Corporation             Shares           Shares              No.              Owned           Agreement
-----------             ------          ---------        -----------        ----------        ----------
Rexnord             Series A Common             1           2-A               0.03%              (i)
Industrial, S.A.
de C.V.
                    Series B Common     7,419,891           2-B              86.51%              (i)
Rexnord                  Common               100             7                100%              (i)
International Inc.

Rexnord, Ltd             Common             1,000             5                100%              (i)

Rexnord Puerto           Common               100             4                100%              (i)
Rico Inc.

Rexnord, S.A. de    Series A Common        11,246           1-A              99.96%              (i)
C.V.

                        Series B       34,430,694           1-B                100%              (i)
                         Common        13,272,872           2-B                100%              (i)

7. CLARKSON INDUSTRIES, INC.

                                                                                               Sub-clause
                                                                                                   of
                                                                                                 Section
Name of                                                                                          3.2(a)
Issuing                 Type of          Number of        Certificate        Percentage        of Pledge
Corporation             Shares            Shares              No.              Owned            Agreement
-----------             ------           ---------        -----------        ----------        ----------
W.M. Berg Inc.           Common            1,000               2                100%              (i)

                                                                         Annex B
                                                                            p. 6

8. W.M. BERG INC.

                                                                                               Sub-clause
                                                                                                   of
                                                                                                 Section
Name of                                                                                          3.2(a)
Issuing                 Type of          Number of        Certificate        Percentage        of Pledge
Corporation             Shares            Shares              No.              Owned           Agreement
-----------             ------           ---------        -----------        ----------        ----------
Winfred Berg             Common             100                2                100%              (i)
Licensco Inc.

9. REXNORD INTERNATIONAL INC.

                                                                                               Sub-clause
                                                                                                   of
                                                                                                 Section
Name of                                                                                          3.2(a)
Issuing                 Type of          Number of        Certificate        Percentage        of Pledge
Corporation             Shares            Shares              No.              Owned           Agreement
-----------             ------           ---------        -----------        ----------        ----------
Rexnord, S.A. de        Series A             1                3-A              0.01%              (i)
C.V.

Rexnord                 Series A             1                3-A              0.03%              (i)
Industrial, S.A.
de C.V.

10. REXNORD PUERTO RICO INC.

                                                                                               Sub-clause
                                                                                                   of
                                                                                                 Section
Name of                                                                                          3.2(a)
Issuing                 Type of          Number of        Certificate        Percentage        of Pledge
Corporation             Shares            Shares              No.              Owned           Agreement
-----------             ------           ---------        -----------        ----------        ----------
Rexnord, S.A. de        Series A             1                2-A              0.01%              (i)
C.V.

Rexnord,                Series A             1                5-A              0.03%              (i)
Industrial, S.A.
de C.V.

                                                                         Annex B
                                                                            p. 7

11. BETZDORF CHAIN COMPANY INC.

                                                                                               Sub-clause
                                                                                                   of
                                                                                                 Section
Name of                                                                                          3.2(a)
Issuing                 Type of          Number of        Certificate        Percentage        of Pledge
Corporation             Shares            Shares              No.              Owned           Agreement
-----------             ------           ---------        -----------        ----------        ----------
Rexnord, S.A. de        Series A             1                5-A              0.01%              (i)
C.V.

Rexnord,                Series A             1                4-A              0.03%              (i)
Industrial, S.A.
de C.V.

12. PT COMPONENTS, INC.

                                                                                               Sub-clause
                                                                                                   of
                                                                                                 Section
Name of                                                                                          3.2(a)
Issuing                 Type of          Number of        Certificate        Percentage        of Pledge
Corporation             Shares            Shares              No.              Owned           Agreement
-----------             ------           ---------        -----------        ----------        ----------
Rexnord, S.A. de        Series A                1              4-A              0.01%              (i)
C.V.

Rexnord                 Series A            3,596              1-A             99.89%              (i)
Industrial, S.A.        Series B        1,156,935              1-B             13.49%              (i)
de C.V.                 Series C            7,000              1-C               100%              (i)

                                                                         ANNEX C
                                                                              to
                                                                PLEDGE AGREEMENT

                                     ANNEX C

                                SCHEDULE OF NOTES

A.  Notes Associated with Acquisition

NOTE HOLDER                  ISSUER                     PRINCIPAL AMOUNT           MATURITY
-----------                  ------                     ----------------           --------
RBS North America, Inc.      Rexnord Finance B.V.       $   1,964,250              10 years or on demand

RBS Acquisition Corporation  Rexnord Finance B.V.       $     218,250              10 years or on demand

Rexnord Corporation          Rexnord Finance B.V.       $  39,752,614              n/a

Rexnord Corporation          Rexnord Finance B.V.       $  28,955,750              10 years

Rexnord Corporation          Rexnord Finance B.V.       $  24,845,384              10 years

Rexnord Corporation          Rexnord Finance B.V.       $ 10,944,1167              10 years or on demand

B. Inter-Company Note

NOTE HOLDER                  ISSUER                     PRINCIPAL AMOUNT           MATURITY
-----------                  ------                     ----------------           --------
RAC 1, Inc.                  Rexnord North America      $ 450,365,000              n/a
                             Holdings, Inc.

                                                                         ANNEX D
                                                                              to
                                                                PLEDGE AGREEMENT

                                     ANNEX D

                 SCHEDULE OF LIMITED LIABILITY COMPANY INTERESTS

1. RBS ACQUISITION CORPORATION

                                                                                         Sub-clause of
  Name of Issuing Limited             Type of                  Percentage                Section 3.2(a)
     Liability Company                Interest                   Owned                of Pledge Agreement
---------------------------           --------                 ----------             -------------------
RBS China Holdings, L.L.C.           Membership                   100                         (iv)

                                                                         ANNEX E
                                                                              to
                                                                PLEDGE AGREEMENT

                                     ANNEX E
                        SCHEDULE OF PARTNERSHIP INTERESTS

                                      None

                                                                         ANNEX F
                                                                              to
                                                                PLEDGE AGREEMENT

                                     ANNEX F
                       SCHEDULE OF CHIEF EXECUTIVE OFFICES

Name of Pledgor                          Address(es) of Chief Executive Office
---------------                          -------------------------------------
Addax, Inc.                              Addax, Inc.
                                         6040 Fletcher Avenue
                                         Lincoln, Nebraska 68507

Betzdorf Chain Company Inc.              Betzdorf Chain Company Inc.
                                         4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin 53214

Clarkson Industries, Inc.                Clarkson Industries, Inc.
                                         380 Mountain Group Street
                                         Bridgeport, Connecticut 06605

Prager Incorporated                      Prager Incorporated
                                         472 Andrew Higgins Drive
                                         New Orleans, Louisiana 70130

PT Components, Inc.                      PT Components, Inc.
                                         4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin 53214

RAC-I, Inc.                              RAC-I, Inc.
                                         4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin 53214

RBS Acquisition Corporation              RBS Acquisition Corporation
                                         4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin 53214

RBS China Holdings, L.L.C.               RBS China Holdings, L.L.C.
                                         4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin 53214

RBS Global, Inc.                         RBS Global, Inc.
                                         4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin 53214

RBS North America, Inc.                  RBS North America, Inc.
                                         4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin 53214

                                                                         Annex F
                                                                             p.2

Name of Pledgor                          Address(es) of Chief Executive Office
---------------                          -------------------------------------
Rexnord Corporation                      Rexnord Corporation
                                         4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin 53214

Rexnord Germany - I Inc.                 Rexnord Germany - I Inc.
                                         4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin 53214

Rexnord International Inc.               Rexnord International Inc.
                                         4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin 53214

Rexnord, Ltd.                            Rexnord, Ltd.
                                         4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin 53214

Rexnord North America Holdings, Inc.     Rexnord North America Holdings, Inc.
                                         4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin 53214

Rexnord Puerto Rico Inc.                 Rexnord Puerto Rico Inc.
                                         P.O. Box 1210
                                         Coamo, Puerto Rico 00640

Winfred Berg Licensco Inc.               Winfred Berg Licensco Inc.
                                         1105 North Market Street, Suite 1300
                                         Wilmington, Delaware 19801

W.M. Berg Inc.                           W.M. Berg Inc.
                                         499 Ocean Avenue
                                         East Rockaway, New York 11518

                                                                         ANNEX G
                                                                              to
                                                                PLEDGE AGREEMENT

    FORM OF AGREEMENT REGARDING UNCERTIFICATED SECURITIES, LIMITED LIABILITY
                   COMPANY INTERESTS AND PARTNERSHIP INTERESTS

          AGREEMENT (as amended, modified, restated and/or supplemented from time to time, this "AGREEMENT"), dated as of [_____________, 200__], among the undersigned pledgor (the "PLEDGOR"), [_______], not in its individual capacity but solely as Collateral Agent (the "PLEDGEE"), and [________], as the issuer of the Uncertificated Securities, Limited Liability Company Interests and/or Partnership Interests (each as defined below) (the "ISSUER").

                              W I T N E S S E T H:

          WHEREAS, the Pledgor, certain of its affiliates and the Pledgee have entered into a Pledge Agreement, dated as of [________, 200__] (as amended, modified, restated and/or supplemented from time to time, the "PLEDGE AGREEMENT"), under which, among other things, in order to secure the payment of the Obligations (as defined in the Pledge Agreement), the Pledgor has or will pledge to the Pledgee for the benefit of the Secured Creditors (as defined in the Pledge Agreement), and grant a security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest of the Pledgor in and to [any and all] [65% of all outstanding](1) ["uncertificated securities" (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New York) ("UNCERTIFICATED SECURITIES")] [Partnership Interests (as defined in the Pledge Agreement)] [Limited Liability Company Interests (as defined in the Pledge Agreement)], from time to time issued by the Issuer and owned by the Pledgor, whether now existing or hereafter from time to time acquired by the Pledgor (with all of such [Uncertificated Securities] [Partnership Interests] [Limited Liability Company Interests] being herein collectively called the "ISSUER PLEDGED INTERESTS"); and

          WHEREAS, the Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Pledgee under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledged Interests and to provide for the rights of the parties under this Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. The Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, following receipt by the Issuer of a notice from the Pledgee stating that an Event of Default exists and that the Pledgee is exercising exclusive control of the Issuer Pledged

----------
(1) Use appropriate bracketed language in the case of Issuer Pledged Interests of an Exempted Foreign Entity (as per the last paragraph of Section 3.1 of the Pledge Agreement).

Interests, to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the Pledgor), and not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction.

          2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

          3. The Issuer hereby represents and warrants that (i) the pledge by the Pledgor of, and the granting by the Pledgor of a security interest in, the Issuer Pledged Interests to the Pledgee, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests consisting of capital stock of a corporation are fully paid and nonassessable.

          4. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Pledgor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the following address:

                     [_______________]
                     [_______________]
                     Attention: [_______________]
                     Telephone No.: [_______________]
                     Telecopier No.:[ _______________]

          5. Following its receipt of a notice from the Pledgee stating that an Event of Default exists and until the Pledgee shall have delivered written notice to the Issuer that all of the Obligations have been paid in full and this Agreement is terminated, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Pledgee only by wire transfers to such account as the Pledgee shall instruct.

          6. Except as expressly provided otherwise in Sections 4 and 5, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telexed, telecopied, cabled or sent by overnight courier, be effective when received. All notices and other communications shall be in writing and addressed as follows:

                                      (ii)

         (a)      if to the Pledgor, at:

                  -----------------------
                  -----------------------
                  -----------------------
                  -----------------------
                  Attention: ________
                  Telephone No.:
                  Telecopier No.:

         (b)      if to the Pledgee, at the address given in Section 4 hereof;

         (c)      if to the Issuer, at:

                  -----------------------
                  -----------------------
                  -----------------------

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this
Section 6, "BUSINESS DAY" means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.

          7. This Agreement shall be binding upon the successors and permitted assigns of the Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Pledgee, the Issuer and the Pledgor.

          8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

                                      (iii)

          IN WITNESS WHEREOF, the Pledgor, the Pledgee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.


                                    [--------------------],
                                       as Pledgor


                                    By
                                       -----------------------------
                                       Name:
                                       Title:

                                    [--------------------],
                                       not in its individual capacity but solely as Collateral Agent and Pledgee

                                    By
                                       -----------------------------
                                       Name:
                                       Title:

                                    [--------------------],
                                       as the Issuer

                                    By
                                       -----------------------------
                                       Name:
                                       Title:

                                      (iv)

                                                                       EXHIBIT H
                                                           CONFORMED AS EXECUTED

================================================================================

                               SECURITY AGREEMENT

                                      among

                                RBS GLOBAL, INC.

                              REXNORD CORPORATION,

                    CERTAIN SUBSIDIARIES OF RBS GLOBAL, INC.

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,

                               as COLLATERAL AGENT

                        --------------------------------

                          Dated as of November 25, 2002

                        --------------------------------

================================================================================

                                TABLE OF CONTENTS

                                                                                                     Page
                                                                                                     ----
ARTICLE I SECURITY INTERESTS............................................................................2
         1.1. Grant of Security Interests...............................................................2
         1.2. Power of Attorney.........................................................................3

ARTICLE II GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS............................................4
         2.1. Necessary Filings.........................................................................4
         2.2. No Liens..................................................................................4
         2.3. Other Financing Statements................................................................4
         2.4. Chief Executive Office, Record Locations..................................................5
         2.5. Location of Inventory and Equipment.......................................................5
         2.6. Trade Names; Etc..........................................................................5
         2.7. Certain Significant Transactions..........................................................5
         2.8. Collateral in the Possession of a Bailee..................................................5
         2.9. Recourse..................................................................................5

ARTICLE III SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER
              AND CERTAIN OTHER COLLATERAL..............................................................5
         3.1. Maintenance of  Records...................................................................5
         3.2. Direction to Account Debtors; Contracting Parties; etc. ..................................6
         3.3. Modification of Terms; etc. ..............................................................6
         3.4. Collection................................................................................6
         3.5. Instruments...............................................................................7
         3.6. Assignors Remain Liable Under Accounts ...................................................7
         3.7. Assignors Remain Liable Under Contracts...................................................7
         3.8. Letter-of-Credit Rights...................................................................8
         3.9. Commercial Tort Claims....................................................................8
         3.10. Chattel Paper............................................................................8
         3.11. Further Actions..........................................................................8

ARTICLE IV SPECIAL PROVISIONS CONCERNING TRADEMARKS AND DOMAIN NAMES....................................8
         4.1. Additional Representations and Warranties.................................................8
         4.2. Licenses and Assignments..................................................................9
         4.3. Infringements.............................................................................9
         4.4. Preservation of Marks and Domain Names....................................................9
         4.5. Maintenance of Registration...............................................................9
         4.6. Future Registered Marks and Domain Names.................................................10
         4.7. Remedies.................................................................................10

                                       (i)

                                                                                                     Page
                                                                                                     ----
ARTICLE V SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS
              AND TRADE SECRETS........................................................................10
         5.1. Additional Representations and Warranties................................................10
         5.2. Licenses and Assignments.................................................................11
         5.3. Infringements............................................................................11
         5.4. Maintenance of Patents or Copyrights.....................................................11
         5.5. Prosecution of Patent or Copyright Applications..........................................11
         5.6. Other Patents and Copyrights.............................................................11
         5.7. Remedies.................................................................................12

ARTICLE VI PROVISIONS CONCERNING ALL COLLATERAL........................................................12
         6.1. Protection of Collateral Agent's Security................................................12
         6.2. Warehouse Receipts Non-Negotiable........................................................12
         6.3. Additional Information...................................................................12
         6.4. Further Actions..........................................................................13
         6.5. Financing Statements.....................................................................13

ARTICLE VII REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT............................................13
         7.1. Remedies; Obtaining the Collateral Upon an Event of Default..............................13
         7.2. Remedies; Disposition of the Collateral..................................................14
         7.3. Waiver of Claims.........................................................................15
         7.4. Application of Proceeds..................................................................16
         7.5. Remedies Cumulative......................................................................18
         7.6. Discontinuance of Proceedings............................................................18

ARTICLE VIII INDEMNITY.................................................................................19
         8.1. Indemnity................................................................................19
         8.2. Indemnity Obligations Secured by Collateral; Survival....................................20

ARTICLE IX DEFINITIONS.................................................................................20

ARTICLE X MISCELLANEOUS................................................................................27
         10.1. Notices.................................................................................27
         10.2. Waiver; Amendment.......................................................................28
         10.3. Obligations Absolute....................................................................28
         10.4. Successors and Assigns..................................................................28
         10.5. Headings Descriptive....................................................................28
         10.6. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE;
               WAIVER OF JURY TRIAL....................................................................29
         10.7. Assignor's Duties.......................................................................30
         10.8. Termination; Release....................................................................30
         10.9. Counterparts............................................................................31
         10.10. Severability...........................................................................31
         10.11. The Collateral Agent and the other Secured Creditors...................................31
         10.12. Additional Assignors...................................................................31

                                      (ii)

ANNEX A   Schedule of Chief Executive Offices Address(es) of Chief Executive
          Office
ANNEX B   Schedule of Inventory and Equipment Locations
ANNEX C   Schedule of Trade and Fictitious Names
ANNEX D   Description of Certain Significant Transactions Occurring Within
          One Year Prior to the Date of the Security Agreement
ANNEX E   Schedule of Commercial Tort Claims
ANNEX F   Schedule of Marks Applications; and Internet Domain Name Registrations
ANNEX G   Schedule of Patents
ANNEX H   Schedule of Copyrights
ANNEX I   Grant of Security Interest in United States Trademarks
ANNEX J   Grant of Security Interest in United States Patents
ANNEX K   Grant of Security Interest in United States Copyrights

                                      (iii)

                               SECURITY AGREEMENT

          SECURITY AGREEMENT, dated as of November 25, 2002, made by each of the undersigned assignors (each an "Assignor" and, together with any other entity that becomes an assignor hereunder pursuant to Section 10.12 hereof, the "Assignors") in favor of Deutsche Bank Trust Company Americas, as collateral agent (together with any successor collateral agent, the "Collateral Agent"), for the benefit of the Secured Creditors (as defined below)). Certain capitalized terms as used herein are defined in Article IX hereof. Except as otherwise defined herein, all other capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H:

          WHEREAS, RBS Global, Inc. ("Holdings"), Rexnord Corporation (the "Borrower"), the lenders party thereto from time to time (the "Lenders"), Deutsche Bank Trust Company Americas, as administrative agent (together with any successor administrative agent, the "Administrative Agent"), General Electric Capital Corporation and Wachovia Bank, National Association, as Co-Documentation Agents, and Deutsche Bank Securities Inc. and Credit Suisse First Boston, acting through its Cayman Islands Branch, as Joint Lead Arrangers and Joint Book Runners, have entered into a Credit Agreement, dated as of November 25, 2002 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of, and participation in Letters of Credit for the account of the Borrower, all as contemplated therein (the Lenders, each Letter of Credit Issuer, and each Agent are herein called the "Lender Creditors");

          WHEREAS, the Borrower and one or more of its Subsidiaries may at any time and from time to time enter into one or more Interest Rate Protection Agreements (each such Interest Rate Protection Agreement, except to the extent expressly stated therein that the liabilities and indebtedness thereunder are not "Obligations" for the purposes of this Agreement, a "Covered Agreement" and, collectively, the "Covered Agreements") with one or more Lenders or any affiliate thereof (each such Lender or affiliate party to any such Covered Agreement, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender or affiliate's successors and assigns, if any, collectively, the "Other Creditors" and, together with the Lender Creditors, the "Secured Creditors");

          WHEREAS, pursuant to the Subsidiaries Guaranty, Intermediate Holdco (to the extent created) and each Subsidiary Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described therein;

          WHEREAS, it is a condition precedent to the making of Loans to, and the issuance of, and participation in, Letters of Credit for the account of, the Borrower under the Credit Agreement and to the Other Creditors entering into Covered Agreements that each Assignor shall have executed and delivered to the Collateral Agent this Agreement; and

          WHEREAS, each Assignor will obtain benefits from the incurrence of Loans by and the issuance of, and participation in Letters of Credit for the account of the Borrower under

                                                                       Exhibit H
                                                                          Page 2

the Credit Agreement and the entering into by the Borrower and/or one or more of its Subsidiaries of the Covered Agreements and, accordingly, desires to execute this Agreement in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make Loans to the Borrower and the Other Creditors to enter into the Covered Agreements with the Borrower and/or one or more of its Subsidiaries;

          NOW, THEREFORE, in consideration of the benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:

                                    ARTICLE I

                               SECURITY INTERESTS

          1.1. GRANT OF SECURITY INTERESTS. (a) As security for the prompt and complete payment and performance when due of all of its Obligations, each Assignor does hereby pledge and grant to the Collateral Agent, for the benefit of the Secured Creditors, a continuing security interest (subject to those Liens permitted to exist with respect to Collateral pursuant to the terms of all Secured Debt Agreements then in effect) in all of the right, title and interest of such Assignor in, to and under all of the following personal property and fixtures (and all rights therein) of such Assignor, or in which or to which such Assignor has any rights, in each case, whether now existing or hereafter from time to time acquired:

          (i)     each and every Account;

          (ii)    all cash;

          (iii) the Cash Collateral Account and all monies, securities, Instruments and other investments deposited or required to be deposited in the Cash Collateral Account;

          (iv) all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

          (v) all Commercial Tort Claims (including all Commercial Tort Claims described in Annex H hereto);

          (vi) all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including, but not limited to Domain Names and Trade Secret Rights;

          (vii) all Contracts, together with all Contract Rights arising thereunder;

          (viii)  all Copyrights;

          (ix)    all Equipment;

                                                                       Exhibit H
                                                                          Page 3

          (x)     all Documents;

          (xi)    all General Intangibles;

          (xii)   all Goods;

          (xiii)  all Instruments;

          (xiv)   all Inventory;

          (xv)    all Investment Property;

          (xvi) all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

          (xvii) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Assignor symbolized by the Marks;

          (xviii) all Patents;

          (xix)   all Permits;

          (xx) all Software and all Software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind or nature, regardless of the medium of recording;

          (xxi)   all Supporting Obligations; and

          (xxii) all Proceeds and products of any and all of the foregoing (all of the above, the "Collateral").

          (b) The security interest of the Collateral Agent under this Agreement extends to all Collateral which any Assignor may acquire, or with respect to which any Assignor may obtain rights, at any time during the term of this Agreement.

          (c) Notwithstanding anything to the contrary contained herein, the Collateral shall at no time include any items which would at such time constitute Excluded Collateral.

          1.2. POWER OF ATTORNEY. Each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.

                                                                       Exhibit H
                                                                          Page 4

                                   ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

          2.1. NECESSARY FILINGS. All filings, registrations, recordings and other actions necessary or appropriate to create, preserve and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been (or in the case of the filing of financing statements, within 10 days following the Initial Borrowing Date shall have been) accomplished and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral creates a valid, and together with all such filings, registrations, recordings and other actions, a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (other than Permitted Liens) and is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that the Collateral consists of the type of property in which a security interest may be perfected by possession or control (within the meaning of the UCC as in effect on the date hereof in the State of New York), by filing a financing statement under the UCC as enacted in any relevant jurisdiction or by a filing of a Grant of Security Interest in the respective form attached hereto in the United States Patent and Trademark Office or in the United States Copyright Office; it being understood and agreed that this Section
2.1 shall not be breached as a result of the respective Assignor not delivering to the Collateral Agent an Instrument not required to be so delivered pursuant to Section 3.5 of this Agreement or not entering into a "control agreement" with respect to any cash held by such Assignor.

          2.2. NO LIENS. Such Assignor is, and as to all Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens), and such Assignor shall defend the Collateral against all claims and demands of all Persons (other than holders of Permitted Liens) at any time claiming the same or any interest therein adverse to the Collateral Agent.

          2.3. OTHER FINANCING STATEMENTS. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements (x) filed in respect of Permitted Liens or (y) with respect to which the Collateral Agent shall have received termination statements (Form UCC-3) or such other termination statement as shall be required by local law authorized for filing)), and so long as the Termination Date has not occurred, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or in connection with Permitted Liens.

                                                                       Exhibit H
                                                                          Page 5

          2.4. CHIEF EXECUTIVE OFFICE, RECORD LOCATIONS. The chief executive office of such Assignor is, on the date of this Agreement, located at the address indicated on Annex A hereto for such Assignor. During the period of the four calendar months preceding the date of this Agreement, the chief executive office of such Assignor has not been located at any address other than that indicated on Annex A in accordance with the immediately preceding sentence, in each case unless each such other address is also indicated on Annex A hereto for such Assignor.

          2.5. LOCATION OF INVENTORY AND EQUIPMENT. All Inventory and Equipment having a value in excess of $1,000,000 held on the date hereof, or held at any time during the four calendar months prior to the date hereof, by each Assignor is located at one of the locations shown on Annex B hereto for such Assignor.

          2.6. TRADE NAMES; ETC. As of the date hereof, such Assignor has or operates in any jurisdiction under, or in the preceding twelve months has had or has operated in any jurisdiction under, no trade names, fictitious names or other names except its legal name and such other trade or fictitious names as are listed on Annex C hereto for such Assignor.

          2.7. CERTAIN SIGNIFICANT TRANSACTIONS. During the one year period preceding the date of this Agreement, no Person shall have merged or consolidated with or into any Assignor, and no Person shall have liquidated into, or transferred all or substantially all of its assets to, any Assignor, in each case except as described in Annex D hereto.

          2.8. COLLATERAL IN THE POSSESSION OF A BAILEE. If any Inventory or other Goods having an aggregate value in excess of $2,000,000 are at any time in the possession of a bailee, the such Assignor shall promptly notify the Collateral Agent thereof and, if requested by the Collateral Agent, shall use commercially reasonable efforts to promptly obtain an acknowledgment from such bailee, in form and substance reasonably satisfactory to the Collateral Agent, that the bailee holds such Collateral for the benefit of the Collateral Agent and shall act upon the instructions of the Collateral Agent, without the further consent of the such Assignor. The Collateral Agent agrees with such Assignor that the Collateral Agent shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the respective Assignor with respect to any such bailee.

          2.9. RECOURSE. This Agreement is made with full recourse to each Assignor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

                                   ARTICLE III

            SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS;
             INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL

          3.1. MAINTENANCE OF RECORDS. Each Assignor will keep and maintain at its own cost and expense, and in accordance with industry practices, accurate and complete records of its Accounts and Contracts, including records of all payments received, all credits granted thereon,

                                                                       Exhibit H
                                                                          Page 6

all merchandise returned and all other dealings therewith. Upon the occurrence and during the continuance of an Event of Default and at the request of the Collateral Agent, such Assignor shall, at its own cost and expense, deliver all tangible evidence of its Accounts and Contract Rights (including, without limitation, all documents evidencing the Accounts and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor). Upon the occurrence and during the continuance of an Event of Default and if the Collateral Agent so directs, such Assignor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, the Accounts and the Contracts, as well as books, records and documents (if any) of such Assignor evidencing or pertaining to such Accounts and Contracts with an appropriate reference to the fact that such Accounts and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

          3.2. DIRECTION TO ACCOUNT DEBTORS; CONTRACTING PARTIES; ETC. Upon the occurrence and during the continuance of an Event of Default, if the Collateral Agent so directs any Assignor, such Assignor agrees (x) that the Collateral Agent may, at its option, directly notify (and upon the request of the Collateral Agent, the respective Assignor shall notify) the obligors with respect to any Accounts and/or under any Contracts to make payments with respect thereto directly to the Cash Collateral Account and (y) that the Collateral Agent may enforce collection of any such Accounts and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Assignor. Without notice to or assent by any Assignor, the Collateral Agent may, upon the occurrence and during the continuance of an Event of Default, apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account toward the payment of the Obligations in the manner provided in Section 7.4 of this Agreement. The reasonable costs and expenses of collection (including reasonable attorneys' fees), whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor. The Collateral Agent shall deliver a copy of each notice referred to in the preceding clause (x) to the relevant Assignor, PROVIDED that (x) the failure by the Collateral Agent to so notify such Assignor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.2 and (y) no such notice shall be required if an Event of Default of the type described in Section 9.05 of the Credit Agreement has occurred and is continuing.

          3.3. MODIFICATION OF TERMS; ETC. Except in accordance with such Assignor's ordinary course of business and consistent with reasonable business judgment or as permitted by Section 3.4 or the Credit Agreement, no Assignor shall rescind or cancel any indebtedness evidenced by any Account or under any Contract, or modify any material term thereof or make any material adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Account or Contract, or interest therein, without the prior written consent of the Collateral Agent. No Assignor will do anything to impair the rights of the Collateral Agent in the Accounts or Contracts.

          3.4. COLLECTION. Each Assignor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Accounts or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful

                                                                       Exhibit H
                                                                          Page 7

collection procedures) any and all amounts owing under or on account of such Account or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account or under such Contract. Except as otherwise directed by the Collateral Agent after the occurrence and during the continuation of an Event of Default, any Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with reasonable business judgment and
(ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Assignor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor.

          3.5. INSTRUMENTS. If any Assignor owns or acquires any Instrument in excess of $2,000,000 constituting Collateral (other than Cash Equivalents, Foreign Cash Equivalents, checks and other payment instruments received and collected in the ordinary course of business), such Assignor will within 20 Business Days notify the Collateral Agent thereof, and upon request by the Collateral Agent will promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent.

          3.6. ASSIGNORS REMAIN LIABLE UNDER ACCOUNTS. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Accounts all in accordance with the terms of any agreement giving rise to such Accounts. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Account pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

          3.7. ASSIGNORS REMAIN LIABLE UNDER CONTRACTS. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Contracts all in accordance with and pursuant to the terms and provisions of each Contract. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Contract pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

                                                                       Exhibit H
                                                                          Page 8

          3.8. LETTER-OF-CREDIT RIGHTS. If any Assignor is at any time a beneficiary under a letter of credit with a stated amount of $2,000,000 or more, such Assignor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, such Assignor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, use commercially reasonable efforts to either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under such letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be applied as provided in this Agreement after the occurrence and during the continuance of an Event of Default.

          3.9. COMMERCIAL TORT CLAIMS. All Commercial Tort Claims of each Assignor in existence on the date of this Agreement are described in Annex E hereto. If any Assignor shall at any time after the date of this Agreement acquire a Commercial Tort Claim in an amount (calculated based on the reasonably estimated value thereof) of $2,000,000 or more, such Assignor shall promptly notify the Collateral Agent thereof in a writing signed by such Assignor and describing the details thereof and shall grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

          3.10. CHATTEL PAPER. Upon the request of the Collateral Agent made at any time when an Event of Default exists and is continuing, each Assignor shall promptly furnish to the Collateral Agent a list of all Electronic Chattel Paper held or owned by such Assignor. Furthermore, if requested by the Collateral Agent at any time when an Event of Default exists and is continuing, each Assignor shall promptly take all actions which are reasonably practicable so that the Collateral Agent has "control" of all Electronic Chattel Paper in accordance with the requirements of Section 9-105 of the UCC. Each Assignor will promptly (and in any event within 15 days) following any request made by the Collateral Agent at any time when an Event of Default exists and is continuing, deliver all of its Tangible Chattel Paper to the Collateral Agent.

          3.11. FURTHER ACTIONS. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps (including, at any time when an Event of Default exists and is continuing, any and all actions as may be necessary or required under the Federal Assignment of Claims Act, but excluding steps to establish "control" over cash of an Assignor), relating to its Accounts, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require.

                                   ARTICLE IV

            SPECIAL PROVISIONS CONCERNING TRADEMARKS AND DOMAIN NAMES

          4.1. ADDITIONAL REPRESENTATIONS AND WARRANTIES. Each Assignor represents and warrants that, as of date hereof, it is the true and lawful owner of or otherwise has the right to use

                                                                       Exhibit H
                                                                          Page 9

the registered Marks and Domain Names listed in Annex F hereto for such Assignor and that said listed Marks and Domain Names include all United States marks and applications for United States marks registered in the United States Patent and Trademark Office and all Domain Names that such Assignor owns or uses in connection with its business as of the date hereof. Each Assignor represents and warrants that it owns, is licensed to use or otherwise has the right to use, all material Marks and material Domain Names that it uses. Each Assignor further warrants that it has no knowledge of any third party claim received by it that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any trademark, service mark or trade name of any other Person other than is not, either individually or in the aggregate, reasonably expected to have a Material Adverse Effect. All U.S. trademark registrations and applications and Domain Name registrations listed in Annex F hereto are, as of date hereof, valid, subsisting, have not been canceled, and except as set forth on Annex F, no Assignor is aware of any third-party claim that any of said registrations is invalid or unenforceable or is aware that there is any reason that any of said registrations is invalid or unenforceable, or is aware that there is any reason that any of said applications will not mature into registrations. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office or similar registrar in order to effect an absolute assignment of all right, title and interest in each Mark and/or Domain Name, and record the same.

          4.2. LICENSES AND ASSIGNMENTS. Except as otherwise permitted by the Secured Debt Agreements, each Assignor hereby agrees not to divest itself of any right under any Mark or Domain Name absent prior written approval of the Collateral Agent.

          4.3. INFRINGEMENTS. Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who such Assignor believes is, or may be, infringing or diluting or otherwise violating any of such Assignor's rights in and to any Mark or Domain Name in any manner that could reasonably be expected to have a Material Adverse Effect, or with respect to any party claiming that such Assignor's use of any Mark or Domain Name material to such Assignor's business violates in any material respect any property right of that party. Each Assignor further agrees to prosecute diligently in accordance with reasonable business practices any Person infringing any Mark or Domain Name in any manner that could reasonably be expected to have a Material Adverse Effect.

          4.4. PRESERVATION OF MARKS AND DOMAIN NAMES. Each Assignor agrees to use its domestic Marks and Domain Names which are material to such Assignor's business in interstate commerce during the time in which this Agreement is in effect and to take all such other actions as are reasonably necessary to preserve such Marks as trademarks or service marks under the laws of the United States (other than any such Marks which are no longer used or useful in its business or operations).

          4.5. MAINTENANCE OF REGISTRATION. Except to the extent the aggregate effect of all such failures to maintain such abandonments is not reasonably expected to have a Material Adverse Effect, each Assignor shall, at its own expense, diligently process all documents reasonably required to maintain all Mark and/or Domain Name registrations, including but not limited

                                                                       Exhibit H
                                                                         Page 10

to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its material registered Marks, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent (other than with respect to registrations and applications deemed by such Assignor in its reasonable business judgment to be no longer prudent to pursue).

          4.6. FUTURE REGISTERED MARKS AND DOMAIN NAMES. If any Mark registration is issued hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office or any Domain Name is registered by any Assignor, within 30 days of receipt of such certificate or similar indicia of ownership, such Assignor shall deliver to the Collateral Agent a copy of such registration certificate or similar indicia of ownership, and a grant of a security interest in such Mark and/or Domain Name, to the Collateral Agent and at the expense of such Assignor, confirming the grant of a security interest in such Mark and/or Domain Name to the Collateral Agent hereunder, the form of such security to be substantially in the form of Annex I hereto or in such other form as may be reasonably satisfactory to the Collateral Agent.

          4.7. REMEDIES. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of the Marks and Domain Names, together with all trademark rights and rights of protection to the same, vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, and the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency or registrar; (ii) take and use or sell the Marks or Domain Names and the goodwill of such Assignor's business symbolized by the Marks or Domain Names and the right to carry on the business and use the assets of such Assignor in connection with which the Marks or Domain Names have been used; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks or Domain Names in any manner whatsoever, directly or indirectly, and such Assignor shall execute such further documents that the Collateral Agent may reasonably request to further confirm this and to transfer ownership of the Marks or Domain Names and registrations and any pending trademark applications in the United States Patent and Trademark Office or applicable Domain Name registrar to the Collateral Agent.

                                    ARTICLE V

       SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADE SECRETS

          5.1. ADDITIONAL REPRESENTATIONS AND WARRANTIES. Each Assignor represents and warrants that, as of the date hereof, it is the true and lawful owner of all rights in (i) all Trade Secret Rights, (ii) the Patents listed in Annex G hereto for such Assignor and that said Patents include all the United States patents and applications for United States patents that such Assignor owns as of the date hereof and (iii) the Copyrights listed in Annex H hereto for such Assignor

                                                                       Exhibit H
                                                                         Page 11

and that said Copyrights include all the United States copyrights registered with the United States Copyright Office and applications to United States copyrights that such Assignor owns as of the date hereof. Each Assignor further warrants that it has no knowledge of any third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any patent of any other Person or such Assignor has misappropriated any trade secret or proprietary information which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Patent and Trademark Office or the United States Copyright Office in order to effect an absolute assignment of all right, title and interest in each Patent or Copyright, and to record the same.

          5.2. LICENSES AND ASSIGNMENTS. Except as otherwise permitted by the Secured Debt Agreements, each Assignor hereby agrees not to divest itself of any right under any Patent or Copyright absent prior written approval of the Collateral Agent.

          5.3. INFRINGEMENTS. Each Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Assignor with respect to any infringement, contributing infringement or active inducement to infringe or other violation of such Assignor's rights in any Patent or Copyright or to any claim that the practice of any Patent or use of any Copyright violates any property right of a third party, or with respect to any misappropriation of any Trade Secret Right or any claim that practice of any Trade Secret Right violates any property right of a third party, in each case, in any manner which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Each Assignor further agrees, absent direction of the Collateral Agent to the contrary, to diligently prosecute, in accordance with its reasonable business judgment, any Person infringing any Patent or Copyright or any Person misappropriating any Trade Secret Right, in each case to the extent that such infringement or misappropriation, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          5.4. MAINTENANCE OF PATENTS OR COPYRIGHTS. At its own expense, each Assignor shall make timely payment of all post-issuance fees required to maintain in force its rights under each Patent or Copyright, absent prior written consent of the Collateral Agent (other than any such Patents or Copyrights which are no longer used or are deemed by such Assignor in its reasonable business judgment to no longer be useful in its business or operations or to the extent that the aggregate effect of all failures to do same is not reasonably expected to have a Material Adverse Effect).

          5.5. PROSECUTION OF PATENT OR COPYRIGHT APPLICATIONS. At its own expense, each Assignor shall diligently prosecute all material applications for
(i) United States Patents listed in Annex G hereto and (ii) Copyrights listed on Annex H hereto, in each case for such Assignor and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies (other than applications that are deemed by such Assignor in its reasonable business judgment to no longer be prudent to pursue), absent written consent of the Collateral Agent.

          5.6. OTHER PATENTS AND COPYRIGHTS. Within 30 days of the acquisition or issuance of a United States Patent, registration of a Copyright, or acquisition of a registered Copyright, or

                                                                       Exhibit H
                                                                         Page 12

of filing of an application for a United States Patent or Copyright, the relevant Assignor shall deliver to the Collateral Agent a copy of said Copyright or Patent, or certificate or registration of, or application therefor, as the case may be, with a grant of a security interest as to such Patent or Copyright, as the case may be, to the Collateral Agent and at the expense of such Assignor, confirming the grant of a security interest, the form of such grant of a security interest to be substantially in the form of Annex J or K hereto, as appropriate, or in such other form as may be reasonably satisfactory to the Collateral Agent.

          5.7. REMEDIES. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of such Assignor in each of the Patents and Copyrights vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 hereof to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents and Copyrights; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and using the Copyrights directly or indirectly, and such Assignor shall execute such further documents as the Collateral Agent may reasonably request further to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors.

                                   ARTICLE VI

                      PROVISIONS CONCERNING ALL COLLATERAL

          6.1. PROTECTION OF COLLATERAL AGENT'S SECURITY. Except as otherwise permitted by the Secured Debt Agreements, each Assignor will do nothing to impair the rights of the Collateral Agent in the Collateral. Each Assignor will at all times maintain insurance, at such Assignor's own expense to the extent and in the manner provided in the Secured Debt Agreements. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

          6.2. WAREHOUSE RECEIPTS NON-NEGOTIABLE. To the extent practicable, each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such Assignor shall request that such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the UCC as in effect in any relevant jurisdiction or under other relevant law).

          6.3. ADDITIONAL INFORMATION. Each Assignor will, at its own expense, from time to time upon the reasonable request of the Collateral Agent, promptly (and in any event within 10 days after its receipt of the respective request) furnish to the Collateral Agent such information with respect to the Collateral (including the identity of the Collateral or such components thereof and the owner thereof as may have been requested by the Collateral Agent, the value and location of such Collateral, etc.) as may be requested by the Collateral Agent.

                                                                       Exhibit H
                                                                         Page 13

          6.4. FURTHER ACTIONS. Each Assignor will, at its own expense and upon the reasonable request of the Collateral Agent, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such descriptions of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps (other than steps to establish "control" over cash of an Assignor) relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably necessary or advisable to perfect, preserve or protect its security interest in the Collateral.

          6.5. FINANCING STATEMENTS. Each Assignor agrees to authorize or execute and deliver to the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are reasonably necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Assignor hereby authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by law (and such authorization includes describing the Collateral as "all assets" of such Assignor).

                                   ARTICLE VII

                 REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT

          7.1. REMEDIES; OBTAINING THE COLLATERAL UPON AN EVENT OF DEFAULT. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law and under the other provisions of this Agreement, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect in all relevant jurisdictions and may:

          (i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

          (ii) upon notice to the applicable Assignor (although no failure to give any such notice shall affect the Collateral Agent's rights hereunder), instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Accounts and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Assignor in respect of such Collateral;

                                                                       Exhibit H
                                                                         Page 14

          (iii) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 7.2 hereof, or direct such Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

          (iv) take possession of the Collateral or any part thereof, by directing such Assignor in writing to deliver the same to the Collateral Agent at any reasonable place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense:

                  (x) forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent;

                  (y) store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2 hereof; and

                  (z) while the Collateral shall be so stored and kept, provide such security and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain it in good condition;

          (v) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Domain Names, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine;

          (vi) apply any monies constituting Collateral or proceeds thereof in accordance with the provisions of Section 7.4; and

          (vii) take any other action as specified in clauses (1) through (5), inclusive, of Section 9-607(a) of the UCC;

it being understood that each Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation. By accepting the benefits of this Agreement and each other Security Document, the Secured Creditors expressly acknowledge and agree that this Agreement and each other Security Document may be enforced only by the action of the Collateral Agent acting upon the instructions of the Required Secured Creditors and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent or the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Agreement and the other Security Documents.

          7.2. REMEDIES; DISPOSITION OF THE COLLATERAL. If any Event of Default shall have occurred and be continuing, then any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the

                                                                       Exhibit H
                                                                         Page 15

Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the relevant Assignor which the Collateral Agent shall determine to be commercially reasonable. Any such sale, lease or other disposition may be effected by means of a public disposition or private disposition, effected in accordance with the applicable requirements (in each case if and to the extent applicable) of Sections 9-610 through 9-613 of the UCC and/or such other mandatory requirements of applicable law as may apply to the respective disposition. The Collateral Agent may, without notice or publication, adjourn any public or private disposition or cause the same to be adjourned from time to time by announcement at the time and place fixed for the disposition, and such disposition may be made at any time or place to which the disposition may be so adjourned. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser (and may pay all or any portion of the purchase price by crediting Obligations against the purchase price) of the Collateral or any item thereof, offered for disposition in accordance with this Section 7.2 without accountability to the relevant Assignor (except to the extent such purchase price exceeds the amount of the Obligations with such excess to be applied in accordance with Section 7.4(v) of this Agreement). If, under applicable law, the Collateral Agent shall be permitted to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be required by such applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such disposition or dispositions of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor's expense.

          7.3. WAIVER OF CLAIMS. Except as otherwise provided in this Agreement or the other Secured Debt Agreements, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and each Assignor hereby further waives, to the extent permitted by law:

          (i) all damages occasioned by such taking of possession or any such disposition except any damages which are the direct result of the Collateral Agent's (or of its officers', directors', employees', agents' or affiliates') gross negligence or willful misconduct;

                                                                       Exhibit H
                                                                         Page 16

          (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

          (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

          7.4. APPLICATION OF PROCEEDS. (a) All moneys collected by the Collateral Agent (or, to the extent the Pledge Agreement or any other Security Document requires proceeds of collateral under such other Security Document to be applied in accordance with the provisions of this Agreement, the Pledgee, collateral agent, mortgagee or trustee under such other Security Document) upon any sale or other disposition of the Collateral, together with all other moneys received by the Collateral Agent hereunder while any Event of Default exists and is continuing, shall be applied as follows:

          (i) first, to the payment of all amounts owing the Collateral Agent of the type described in clauses (iii), (iv) and (v) of the definition of "Obligations";

          (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), to the payment of all amounts owing to each Agent of the type described in clauses (v) (except to the extent already applied pursuant to preceding clause (i)) and (vi) of the definition of "Obligations";

          (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

          (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

                                                                       Exhibit H
                                                                         Page 17

          (v) fifth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iv), inclusive to the relevant Assignor or to whomever may be lawfully entitled to receive such surplus.

          (b) For purposes of this Agreement, (x) "PRO RATA SHARE" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "PRIMARY OBLIGATIONS" shall mean (i) in the case of the Credit Document Obligations, all principal of, premium, fees and interest on, all Loans, all Unpaid Drawings, the Stated Amount of all outstanding Letters of Credit and all Fees and (ii) in the case of the Other Obligations, all amounts due under each Covered Agreement with an Other Creditor (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities) and (z) "SECONDARY OBLIGATIONS" shall mean all Obligations other than Primary Obligations.

          (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 7.4 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

          (d) Each of the Secured Creditors, by their acceptance of the benefits hereof and of the other Security Documents, agrees and acknowledges that if the Lender Creditors receive a distribution on account of undrawn amounts with respect to Letters of Credit issued under the Credit Agreement (which shall only occur after all outstanding Revolving Loans under the Credit Agreement and Unpaid Drawings have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Lender Creditors, as cash security for the repayment of Obligations owing to the Lender Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit under the Credit Agreement, and after the application of all such cash security to the repayment of all Obligations owing to the Lender Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Collateral Agent for distribution in accordance with Section 7.4(a) hereof.

          (e) All payments required to be made hereunder shall be made (x) if to the Lender Creditors, to the Administrative Agent for the account of the Lender Creditors and (y) if

                                                                       Exhibit H
                                                                         Page 18

to the Other Creditors, to the trustee, paying agent or other similar representative (each a "REPRESENTATIVE") for the Other Creditors or, in the absence of such a Representative, directly to the Other Creditors.

          (f) For purposes of applying payments received in accordance with this Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent and (ii) the Representative or, in the absence of such a Representative, upon the Other Creditors for a determination (which the Administrative Agent, each Representative and the Other Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Lender Creditors or the Other Creditors, as the case may be. Unless it has received written notice from a Lender Creditor or an Other Creditor to the contrary, the Administrative Agent and each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has written notice from an Other Creditor to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection Agreements or Other Hedging Agreements are in existence.

          (g) It is understood that the Assignors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.

          7.5. REMEDIES CUMULATIVE. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given to the Collateral Agent under this Agreement, the other Secured Debt Agreements or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence thereof. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

          7.6. DISCONTINUANCE OF PROCEEDINGS. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to

                                                                       Exhibit H
                                                                         Page 19

the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted (except to the extent of a determination adverse to the Collateral Agent in such a proceeding).

                                  ARTICLE VIII

                                    INDEMNITY

          8.1. INDEMNITY. (a) Each Assignor jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, each other Secured Creditor and their respective successors, assigns, employees, affiliates and agents (hereinafter in this Section 8.1 referred to individually as "INDEMNITEE," and collectively as "INDEMNITEES") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees (i) as a result of, or in any way relating to, or arising out of, or by reason of, any investigation, litigation or other proceeding (whether or not any Indemnitee is party thereto and whether or not such investigation, litigation or other proceeding is between or among any Indemnitee, any Assignor or any third Person or otherwise) in any way relating to or arising out of this Agreement, any other Secured Debt Agreement or any other document executed in connection herewith or therewith or (ii) in connection with (x) the administration of the transactions contemplated hereby or thereby or (y) the enforcement of any of the terms of, or the preservation of any rights under this Agreement, any other Secured Debt Agreement or any other document executed in connection herewith or therewith (including, without limitation, the reasonable fees and disbursements of counsel for the Secured Creditors, provided that, except in the case of a bankruptcy of any Assignor, no more than one counsel for the Indemnitees may be used in any one jurisdiction), or (iii) in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee or an affiliate thereof (as determined by a court of competent jurisdiction in a final and non-appealable decision). Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

          (b) Without limiting the application of Section 8.1(a) hereof, each Assignor agrees, jointly and severally, to pay or reimburse the Collateral Agent for any and all reasonable fees, costs and out-of-pocket expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in,

                                                                       Exhibit H
                                                                         Page 20

the Collateral (including, without limitation, (x) all fees and taxes in connection with the recording or filing of instruments and documents in public offices and (y) all amounts expended in connection with the payment or discharge of any taxes or Liens upon or in respect of the Collateral or any premiums for insurance with respect to the Collateral, in each case described in this clause
(y) paid or incurred by the Collateral Agent after the respective Assignor has failed to comply with its obligations under the respective Credit Documents to pay such amounts or obtain any such insurance within the respective time periods (if any) set forth therein) and all other reasonable fees, costs and out-of-pocket expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

          (c) Without limiting the application of Section 8.1(a) or (b) hereof, each Assignor agrees, jointly and severally, to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Assignor in this Agreement, any other Secured Debt Agreement or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Secured Debt Agreement.

          (d) If and to the extent that the obligations of any Assignor under this Section 8.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

          8.2. INDEMNITY OBLIGATIONS SECURED BY COLLATERAL; SURVIVAL. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all of the other Obligations and notwithstanding the full payment of all the Notes issued, and Loans made, under the Credit Agreement, the termination of all Letters of Credit issued under the Credit Agreement, the termination of all Covered Agreements entered into with the Other Creditors and the payment of all other Obligations and notwithstanding the discharge thereof and the occurrence of the Termination Date.

                                   ARTICLE IX

                                   DEFINITIONS

          The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

          "Account" shall mean any "account" as such term is defined in the UCC as in effect on the date hereof in the State of New York, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance

                                                                       Exhibit H
                                                                         Page 21

issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or
(viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. Without limiting the foregoing, the term "account" shall include all Health-Care-Insurance Receivables.

          "Administrative Agent" shall have the meaning provided in the recitals of this Agreement.

          "Agreement" shall mean this Security Agreement as the same may be amended, modified, restated and/or, supplemented or amended from time to time in accordance with its terms.

          "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

          "Borrower" shall have the meaning provided in the recitals of this Agreement.

          "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors.

          "Chattel Paper" shall mean "chattel paper" as such term is defined in the UCC as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term "Chattel Paper" shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

          "Class" shall have the meaning provided in Section 10.2 of this Agreement.

          "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

          "Collateral Agent" shall have the meaning provided in the first paragraph of this Agreement.

          "Commercial Tort Claims" shall mean "commercial tort claims" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

          "Contract Rights" shall mean all rights of any Assignor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

          "Contracts" shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, any Interest Rate Protection Agreements, Other Hedging Agreements, licensing agreements and any partnership agreements, joint venture agreements

                                                                       Exhibit H
                                                                         Page 22

and limited liability company agreements), except to the extent that the grant by an Assignor of a security interest pursuant to this Agreement in its right, title and interest in any such contract is prohibited by such contract without the consent of any other party thereto (that has not been obtained) or would give any other party to such contract the right to terminate its obligations thereunder; PROVIDED, that the foregoing limitation (i) shall not affect, limit, restrict or impair the grant by an Assignor of a security interest pursuant to this Agreement in any Account or any money or other amounts due or to become due under any such contract and (ii) shall not apply to the extent the provisions contained in such contract which prohibit such a grant by an Assignor or provide such other party such a termination right would be rendered unenforceable in accordance with applicable law (including the UCC) or principles of equity.

          "Copyrights" shall mean any United States or foreign copyright now or hereafter owned by any Assignor, including any registrations of any copyrights, in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by any Assignor.

          "Credit Agreement" shall have the meaning provided in the recitals of this Agreement.

          "Credit Document Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

          "Documents" shall mean "documents" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

          "Domain Names" shall mean all Internet domain names and associated URL addresses in or to which any Assignor now or hereafter has any right, title or interest.

          "Electronic Chattel Paper" shall mean "electronic chattel paper" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

          "Equipment" shall mean any "equipment" as such term is defined in the UCC as in effect on the date hereof in the State of New York, and in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

          "Excluded Collateral" shall mean assets of any Assignor subject to (i) Liens permitted under Section 8.03(d) of the Credit Agreement, (ii) Liens permitted under Section 8.03(l) of the Credit Agreement, (iii) Liens permitted under Section 8.03(m) of the Credit Agreement and (iv) Liens permitted under
Section 8.03(n) of the Credit Agreement in each case of clauses (i) through (iv) inclusive, to the extent, and only to the extent, that such Liens secure

                                                                       Exhibit H
                                                                         Page 23

Capitalized Lease Obligations or purchase money Indebtedness and the instrument evidencing the purchase money Indebtedness or Capitalized Lease Obligations, as the case may be, secured by such Lien expressly prohibits any other Lien on such assets and only for so long as such purchase money Indebtedness or Capitalized Lease Obligations, as the case may be, remains or remain outstanding. Upon the earlier of the termination of the respective prohibition contained in any such instrument or the satisfaction of the respective Indebtedness, the assets securing (or which secured) such respective Indebtedness shall no longer constitute "Excluded Collateral" without any further action on the part of any Assignor, the Collateral Agent, any other Secured Creditor or any other Person.

          "General Intangibles" shall mean "general intangibles" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

          "Goods" shall mean "goods" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

          "Health-Care-Insurance Receivable" shall mean any
"health-care-insurance receivable" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

          "Holdings" shall have the meaning provided in the recitals hereto.

          "Indemnitee" shall have the meaning provided in Section 8.1(a) of this Agreement.

          "Instrument " shall mean "instruments" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

          "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Assignor's customers, and shall specifically include all "inventory" as such term in defined in the UCC as in effect on the date hereof in the State of New York.

          "Investment Property" shall mean "investment property" as such term is defined in the UCC as in effect on the date hereof in the State of New York but in any event shall not include any such "investment property" which is not required to be pledged to the "Pledgee" under and pursuant to the Pledge Agreement by operation of the last paragraph of Section 3.1 thereof.

          "Lender Creditors " shall have the meaning provided in the recitals of this Agreement.

          "Lenders" shall have the meaning provided in the recitals of this Agreement.

                                                                       Exhibit H
                                                                         Page 24

          "Letter-of-Credit Rights" shall mean "letter-of-credit rights" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

          "Marks" shall mean all right, title and interest in and to any trademarks, service marks and trade names now held or hereafter acquired by any Assignor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by any Assignor, which are registered or filed in the United States Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as any unregistered trademarks and service marks used by an Assignor and any trade dress including logos, designs, fictitious business names and other business identifiers used by any Assignor.

          "Material Adverse Effect" shall mean a material adverse effect on the business, assets, operations or condition (financial or otherwise) of Holdings and its Subsidiaries taken as a whole.

          "Obligations" shall mean and include, as to any Assignor, all of the following:

          (i) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), reimbursement obligations under Letters of Credit, fees, costs and indemnities) of such Assignor to the Lender Creditors, whether now existing or hereafter incurred, in each case, under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents to which such Assignor is a party (including, without limitation, in the event such Assignor is a Guarantor, all such obligations, liabilities and indebtedness of such Assignor under its Guaranty) and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Covered Agreements, being herein collectively called the "Credit Document Obligations");

          (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Assignor to the Other Creditors, now existing or hereafter incurred, in each case, under, arising out of or in connection with any Covered Agreement, whether such Covered Agreement is now in existence or hereinafter arising, (including, without limitation, in the case of an Assignor that is a Guarantor, all obligations, liabilities and indebtedness of such Assignor under its Guaranty in respect of the Covered Agreements), and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in each such Covered Agreement (all such

                                                                       Exhibit H
                                                                         Page 25

obligations, liabilities and indebtedness under this clause (ii) being herein collectively called the "Other Obligations");

          (iii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral in accordance with this Agreement, or to preserve its security interest in the Collateral;

          (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Assignor referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable out-of-pocket expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs;

          (v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement; and

          (vi) all amounts owing to any Agent pursuant to any of the Credit Documents in its capacity as such;

it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

          "Other Creditors" shall have the meaning provided in the recitals of this Agreement.

          "Other Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

          "Patents" shall mean any patent in or to which any Assignor now or hereafter has any right, title or interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a patent now or hereafter made by any Assignor.

          "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

          "Primary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

          "Pro Rata Share" shall have the meaning provided in Section 7.4(b) of this Agreement.

          "Proceeds" shall mean all "proceeds" as such term is defined in the UCC as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Assignor from time to time with respect to any of the Collateral,

                                                                       Exhibit H
                                                                         Page 26

(ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Representative" shall have the meaning provided in Section 7.4(e) of this Agreement.

          "Required Secured Creditors" shall mean (i) at any time when any Credit Document Obligations are outstanding or any Commitments under the Credit Agreement exist, the Required Lenders (or, to the extent provided in Section
12.12 of the Credit Agreement, each of the Lenders) and (ii) at any time after all of the Credit Document Obligations have been paid in full and all Commitments and Letters of Credit under the Credit Agreement have been terminated and no further Commitments may be provided thereunder, the holders of a majority of the Other Obligations.

          "Requisite Creditors" shall have the meaning provided in Section 10.2 of this Agreement.

          "Secondary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

          "Secured Creditors" shall have the meaning provided in the recitals of this Agreement.

          "Secured Debt Agreements" shall mean and include this Agreement, the other Credit Documents and the Covered Agreements entered into with an Other Creditor.

          "Software" shall mean "software" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

          "Supporting Obligations" shall mean any "supporting obligations" as such term is defined in the UCC as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor, or in which any Assignor has any rights, and in any event shall include, but shall not be limited to, all of such Assignor's rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

          "Tangible Chattel Paper" shall mean "tangible chattel paper" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

          "Termination Date" shall have the meaning provided in Section 10.8(a) of this Agreement.

          "Trade Secrets" shall mean any secretly held existing engineering or other data, information, production procedures and other know-how relating to the design manufacture,

                                                                       Exhibit H
                                                                         Page 27

assembly, installation, use, operation, marketing, sale and/or servicing of any products or business of an Assignor worldwide whether written or not.

          "Trade Secret Rights" shall mean the rights of an Assignor in any Trade Secret it holds.

          "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

                                    ARTICLE X

                                  MISCELLANEOUS

          10.1. NOTICES. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Collateral Agent or any Assignor shall not be effective until received by the Collateral Agent or such Assignor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

          (a)     if to any Assignor, c/o:

                  Rexnord Corporation
                  4701 West Greenfield Avenue
                  Milwaukee, WI 53214
                  Attention: Chief Financial Officer
                  Telephone No.:  (414) 643-3000
                  Telecopier No.: (414) 643-3078

          (b)     if to the Collateral Agent, at:

                  Deutsche Bank Trust Company Americas
                  31 West 52nd Street
                  New York, New York 10019
                  Attention: Diane F. Rolfe
                  Telephone No.: (646) 324-2194
                  Telecopier No.: (646) 324-7460

          (c) if to any Lender Creditor (other than the Collateral Agent), at such address as such Lender Creditor shall have specified in the Credit Agreement;

          (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to each Assignor and the Collateral Agent;

                                                                       Exhibit H
                                                                         Page 28

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

          10.2. WAVIER; AMENDMENT. Except as provided in Sections 10.8 and 10.12, none of the terms and conditions of this Agreement or any other Security Document may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor directly affected thereby (it being understood that the addition or release of any Assignor hereunder shall not constitute a change, waiver, discharge or termination affecting any Assignor other than the Assignor so added or released) and the Collateral Agent (with the written consent of the Required Secured Creditors); PROVIDED HOWEVER, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) also shall require the written consent of the Requisite Creditors of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Document Obligations, the Required Lenders (or, to the extent provided in Section 12.12 of the Credit Agreement, each of the Lenders), and (y) with respect to the Other Obligations, the holders of at least a majority of all Other Obligations outstanding form time to time.

          10.3. OBLIGATIONS ABSOLUTE. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Secured Debt Agreement; or (c) any amendment to or modification of any Secured Debt Agreement or any security for any of the Obligations, whether or not such Assignor shall have notice or knowledge of any of the foregoing.

          10.4. SUCCESSORS AND ASSIGNS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 10.8, (ii) be binding upon each Assignor, its successors and assigns; PROVIDED, HOWEVER, that no Assignor shall assign any of its rights or obligations hereunder without the prior written consent of the Collateral Agent (with the prior written consent of the Required Secured Creditors), and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the other Secured Creditors and their respective successors and permitted transferees and assigns. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

          10.5. HEADINGS DESCRIPTIVE. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                                                                       Exhibit H
                                                                         Page 29

          10.6. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH ASSIGNOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH ASSIGNOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH ASSIGNOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER SUCH ASSIGNOR. EACH ASSIGNOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH ASSIGNOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 10.1 ABOVE UNLESS ANOTHER ADDRESS IS PROVIDED TO THE COLLATERAL AGENT IN WRITING IN ACCORDANCE WITH SECTION 10.1, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE IF IN CONFORMITY WITH THE FOREGOING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY ASSIGNOR IN ANY OTHER JURISDICTION.

          (b) EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE

                                                                       Exhibit H
                                                                         Page 30

OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          10.7. ASSIGNOR'S DUTIES. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral, in each case unless the Collateral Agent shall become the absolute owner of such Collateral by purchasing same in connection with its exercise of remedies pursuant to Section 7.2 of this Agreement.

          10.8. TERMINATION; RELEASE. (a) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 8.1 hereof shall survive such termination) and the Collateral Agent, at the request and expense of the respective Assignor, will promptly execute and deliver to such Assignor a proper instrument or instruments (including UCC termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment under the Credit Agreement has been terminated and all Covered Agreements entered into with any Other Creditor have been terminated, no Note under the Credit Agreement is outstanding and all Loans thereunder have been repaid in full, all Letters of Credit issued under the Credit Agreement have been terminated and all Obligations (other than indemnities described herein and described in Section
12.01 of the Credit Agreement, and any other indemnities set forth in any other Credit Documents, in each case which are not then due and payable) then due and payable have been paid in full.

          (b) In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Credit Party) (x) at any time prior to the time at which all Credit Document Obligations have been paid in full and all Commitments and Letters of Credit under the Credit Agreement have been terminated, in connection with a sale or disposition permitted by Section
8.02 of the Credit Agreement or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by Section 12.12 of the Credit Agreement) or (y) at any time thereafter, to the extent permitted by the other Secured Debt Agreements, and in the case of clauses (x) and (y), the proceeds of such sale or disposition (or from such release) are applied in accordance with the terms of the Credit Agreement or such other Secured Debt Agreement, as the case may be, to the extent required to be so applied, the Collateral Agent, at the request and expense of such Assignor, will duly release from security interest created hereby (and will execute and deliver such documentation, including termination or partial release statements and the like in connection therewith) and assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold, or otherwise disposed of, or released, and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement. Furthermore, upon the release of any Subsidiary Guarantor from the Subsidiaries Guaranty in accordance with

                                                                       Exhibit H
                                                                         Page 31

the provisions thereof, such Assignor (and the Collateral at such time assigned by the respective Assignor pursuant hereto) shall be released from this Agreement.

          (c) At any time that an Assignor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 10.8(a) or (b), such Assignor shall deliver to the Collateral Agent a certificate signed by an Authorized Officer of such Assignor stating that the release of the respective Collateral is permitted pursuant to such Section 10.8(a) or (b). At any time that the Borrower or the respective Assignor desires that a Subsidiary of the Borrower which has been released from the Subsidiaries Guaranty be released hereunder as provided in the last sentence of Section 10.8(b), it shall deliver to the Collateral Agent a certificate signed by an Authorized Officer of the Borrower and the respective Assignor stating that the release of the respective Assignor (and its Collateral) is permitted pursuant to such Section 10.8(b).

          (d) The Collateral Agent shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Collateral Agent in the absence of gross negligence and willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable jurisdiction) believes to be in accordance with) this Section 10.8.

          10.9. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Collateral Agent.

          10.10. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          10.11. THE COLLATERAL AGENT AND THE OTHER SECURED CREDITORS. The Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Section 11 of the Credit Agreement. The Collateral Agent shall act hereunder on the terms and conditions set forth herein and in Section 11 of the Credit Agreement.

          10.12. ADDITIONAL ASSIGNORS. It is understood and agreed that Intermediate Holdco and any Subsidiary Guarantor that desires to become an Assignor hereunder, or is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of the Credit Agreement or any other Credit Document, shall become an Assignor hereunder by (x) executing a counterpart hereof and delivering same to the Collateral Agent, or by executing a Joinder Agreement substantially in the form of Exhibit L to the Credit Agreement and (y) delivering supplements to Annexes A through H, inclusive, hereto as are necessary to

                                                                       Exhibit H
                                                                         Page 32

cause such Annexes to be complete and accurate with respect to such additional Assignor on such date. In addition, such additional Assignor shall take all actions as specified in this Agreement as would have been taken by such Assignor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Collateral Agent and with all documents and actions required above to be taken to the reasonable satisfaction of the Collateral Agent.

   [Remainder or this page intentionally left blank; signature page follows.]

                                      *   *   *

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                    RBS GLOBAL, INC.,
                                      as an Assignor

                                    By: /s/ Thomas Jansen
                                        ----------------------------------------
                                        Title: Vice President & Chief Financial
                                               Officer


                                    REXNORD CORPORATION,
                                      as an Assignor

                                    By: /s/ Thomas Jansen
                                        ----------------------------------------
                                        Title: Vice President & Chief Financial
                                               Officer


                                    ADDAX, INC.,
                                      as an Assignor

                                    By: /s/ Thomas Jansen
                                        ----------------------------------------
                                        Title: Vice President & Chief Financial
                                               Officer


                                    BETZDORF CHAIN COMPANY INC.,
                                      as an Assignor

                                    By: /s/ Thomas Jansen
                                        ----------------------------------------
                                        Title: Vice President & Chief Financial
                                               Officer


                                    CLARKSON INDUSTRIES, INC.,
                                      as an Assignor

                                    By: /s/ Thomas Jansen
                                        ----------------------------------------
                                        Title: Vice President & Chief Financial
                                               Officer

                                    PRAGER INCORPORATED,
                                      as an Assignor

                                    By: /s/ Thomas Jansen
                                        ----------------------------------------
                                        Title: Vice President & Chief Financial
                                               Officer


                                    PT COMPONENTS, INC.,
                                      as an Assignor

                                    By: /s/ Thomas Jansen
                                        ----------------------------------------
                                        Title: Vice President & Chief Financial
                                               Officer


                                    RAC-I, INC.,
                                      as an Assignor

                                    By: /s/ Thomas Jansen
                                        ----------------------------------------
                                        Title: Vice President & Chief Financial
                                               Officer


                                    RBS ACQUISITION CORPORATION,
                                      as an Assignor

                                    By: /s/ Thomas Jansen
                                        ----------------------------------------
                                        Title: Vice President & Chief Financial
                                               Officer


                                    RBS CHINA HOLDINGS, L.L.C.,
                                      as an Assignor

                                    By: /s/ Thomas Jansen
                                        ----------------------------------------
                                        Title: Vice President & Chief Financial
                                               Officer


                                    RBS NORTH AMERICA, INC.,
                                        as an Assignor

                                    By: /s/ Thomas Jansen
                                        ----------------------------------------
                                        Title: Vice President & Chief Financial
                                               Officer

                                    REXNORD GERMANY-I INC.,
                                      as an Assignor

                                    By: /s/ Thomas Jansen
                                        ----------------------------------------
                                        Title: Vice President & Chief Financial
                                               Officer


                                    REXNORD INTERNATIONAL INC.,
                                      as an Assignor

                                    By: /s/ Thomas Jansen
                                        ----------------------------------------
                                        Title: Vice President & Chief Financial
                                               Officer


                                    REXNORD, LTD.,
                                      as an Assignor

                                    By: /s/ Thomas Jansen
                                        ----------------------------------------
                                        Title: Vice President & Chief Financial
                                               Officer


                                    REXNORD NORTH AMERICA HOLDINGS, INC.,
                                      as an Assignor

                                    By: /s/ Thomas Jansen
                                        ----------------------------------------
                                        Title: Vice President & Chief Financial
                                               Officer


                                    REXNORD PUERTO RICO INC.,
                                      as an Assignor

                                    By: /s/ Thomas Jansen
                                        ----------------------------------------
                                        Title: Vice President & Chief Financial
                                               Officer

                                    WINFRED BERG LICENSCO INC.,
                                      as an Assignor

                                    By: /s/ Thomas Jansen
                                        ----------------------------------------
                                        Title: Vice President & Chief Financial
                                               Officer


                                    W.M. BERG INC.,
                                      as an Assignor

                                    By: /s/ Thomas Jansen
                                        ----------------------------------------
                                        Title: Vice President & Chief Financial
                                               Officer

Accepted and Agreed to:

DEUTSCHE BANK TRUST COMPANY
   AMERICAS, as Assignee and Collateral
   Agent

By: /s/ Diane F. Rolfe
    ----------------------------
    Title: Vice President

                                                                         ANNEX A
                                                                              to
                                                              SECURITY AGREEMENT

                       SCHEDULE OF CHIEF EXECUTIVE OFFICES

Name of Assignor                         Address(es) of Chief Executive Office
----------------                         -------------------------------------
Addax, Inc.                              Addax, Inc.
                                         6040 Fletcher Avenue
                                         Lincoln, Nebraska 68507

Betzdorf Chain Company Inc.              Betzdorf Chain Company Inc.
                                         4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin 53214

Clarkson Industries, Inc.                Clarkson Industries, Inc.
                                         380 Mountain Group Street
                                         Bridgeport, Connecticut 06605

Prager Incorporated                      Prager Incorporated
                                         472 Andrew Higgins Drive
                                         New Orleans, Louisiana 70130

PT Components, Inc.                      PT Components, Inc.
                                         4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin 53214

RAC-I, Inc.                              RAC-I Inc.
                                         4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin 53214

RBS Acquisition Corporation              RBS Acquisition Corporation
                                         4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin 53214

RBS China Holdings, L.L.C.               RBS China Holdings, L.L.C.
                                         4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin 53214

RBS Global, Inc.                         RBS Global, Inc.
                                         4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin 53214

RBS North America, Inc.                  RBS North America, Inc.
                                         4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin 53214

Rexnord Corporation                      Rexnord Corporation
                                         4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin 53214

                                                                         Annex A
                                                                          page 2

Name of Assignor                         Address(es) of Chief Executive Office
----------------                         -------------------------------------
Rexnord Germany - I Inc.                 Rexnord Germany - I Inc.
                                         4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin 53214

Rexnord International Inc.               Rexnord International Inc.
                                         4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin 53214

Rexnord, Ltd.                            Rexnord, Ltd.
                                         4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin 53214

Rexnord North America Holdings, Inc.     Rexnord North America Holdings, Inc.
                                         4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin 53214

Rexnord Puerto Rico Inc.                 Rexnord Puerto Rico Inc.
                                         P.O. Box 1210
                                         Coamo, Puerto Rico 00640

Winfred Berg Licensco Inc.               Winfred Berg Licensco Inc.
                                         1105 North Market Street, Suite 1300
                                         Wilmington, Delaware 19801

W.M. Berg Inc.                           W.M. Berg Inc.
                                         499 Ocean Avenue
                                         East Rockaway, New York 11518

                                                                         ANNEX B
                                                                              to
                                                              SECURITY AGREEMENT

                  SCHEDULE OF INVENTORY AND EQUIPMENT LOCATIONS

Assignor                                 Location
--------                                 --------
Addax, Inc.                              6040 Fletcher Avenue
                                         Lincoln, Nebraska

Betzdorf Chain Company Inc.              4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin

Clarkson Industries, Inc.                380 Mountain Group Street
                                         Bridgeport, Connecticut

Prager Incorporated                      472 Andrew Higgins Drive, New Orleans, Louisiana

                                         1020 Constance Street (Square 136, Lots 11-21),
                                         New Orleans, Louisiana

                                         1039 Constance Street (Square 137, Lot C), New
                                         Orleans, Louisiana

                                         Lot Y Camp Street (Square 159), New Orleans,
                                         Louisiana

                                         940 Magazine Street, New Orleans, Louisiana

                                         1042 Magazine Street, New Orleans, Louisiana

                                         1113 Howard Street, Deer Park, Texas

PT Components, Inc.                      4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin

RAC-I, Inc.                              4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin

RBS Acquisition Corporation              4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin

RBS China Holdings, L.L.C.               4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin

RBS Global, Inc.                         4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin

                                                                         Annex B
                                                                          page 2

Assignor                                 Location
--------                                 --------
RBS North America, Inc.                  4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin

Rexnord Corporation                      4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin

Rexnord Germany - I Inc.                 4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin

Rexnord International Inc.               4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin

Rexnord, Ltd.                            4701 West Greenfield Avenue
                                         Milwaukee, Wisconsin

Rexnord North America Holdings, Inc.     2400 Curtiss Street, Downers Grove, Illinois

                                         2324 Curtiss Street, Downers Grove, Illinois

                                         634 Glenn Avenue, Wheeling, Illinois

                                         7601 Rockville Road, Indianapolis, Indiana

                                         6325 Morenci Trail, Indianapolis, Indiana

                                         1000 Chain Drive, Morganton, North Carolina

                                         304 Main Street, Warren, Pennsylvania

                                         250 Yarnell Industrial Park, Clinton, Tennessee

                                         Route 340 & 909LD Avenue, Stuarts Draft, Virginia

                                         1272 Dakota Drive, Grafton, Wisconsin

                                         4701 West Greenfield Avenue, Milwaukee,
                                         Wisconsin

                                         5555 South Moorland Road, New Berlin, Wisconsin

                                         4711 East Falcon Drive, Suite 206, Mesa, Arizona

                                         220 Second Street, Office B, Encinitas, California

                                                                         Annex B
                                                                          page 3

Assignor                                 Location
--------                                 --------
                                         1080 West Sierra, Fresno, California

                                         17610 Beach Boulevard, Suit 53, Huntington Beach,
                                         California

                                         2175 Union Place, Simi Valley, California

                                         6275 Simms Street, Suite 110, Arvada, Colorado

                                         6700 South Florida Avenue, Unit 36, Lakeland,
                                         Florida

                                         7200 N.W. 19th Street, Suite 202, Miami, Florida

                                         201-A Wharton Circle, Atlanta, Georgia

                                         2300 Lake Park Drive, Suite 150, Smyrna, Georgia

                                         860 Beacon, Suite 8, Boise, Idaho

                                         2521 Allan Drive, Elk Grove Village, Illinois

                                         520 S.W. 3rd Street, Suite A, Ankeny, Iowa

                                         600 North Highway 190 Suite 202F, Covington,
                                         Louisiana

                                         888 Worcester Street, Wellesley, Massachusetts

                                         17 N. Fourth Street, Suite 206, Grand Haven,
                                         Michigan

                                         4226 Park Glen Road, St. Louis Park, Minnesota

                                         8000 Bonhomme Avenue, Suite 20, Clayton, Missouri

                                         6040 Fletcher Avenue, Lincoln, Nebraska

                                         123 Woodland Avenue, Office 3, Westwood, New
                                         Jersey

                                         181 Blackberry Road, Suite 5A, Liverpool, New
                                         York

                                         1868 Niagara Falls Blvd., Suite 308, Tonawanda,

                                                                         Annex B
                                                                          page 4

Assignor                                 Location
--------                                 --------
                                         New York

                                         1400 Battleground Avenue, Suite 144 Greensboro,
                                         North Carolina

                                         29 North Portage Street, Doylestown, Ohio

                                         3655 Brookham Drive, Grove City, Ohio

                                         3110 Bardshar Road, Office 2, Sandusky, Ohio

                                         5800 South Lewis, Suite 194, Tulsa, Oklahoma

                                         103rd Ave., Suite 4584, Beaverton, Oregon

                                         8305 SE Monterey, Suite 220 L, Portland, Oregon

                                         3117 Lehigh Street, Suite 121, Allentown,
                                         Pennsylvania

                                         700 Progress Drive, Horsham, Pennsylvania

                                         Lots 5 and 6 in Keith Valley Business Park,
                                         Horsham, Pennsylvania

                                         3671 Crescent Court East, Room 101, Whitehall,
                                         Pennsylvania

                                         2261 Brookhollow Plaza Drive (Centre at
                                         Brookhollow Building), Suite No. 308, Arlington,
                                         Texas

                                         115 North Dixie Drive, Suite 130, Lake Jackson,
                                         Texas

                                         207 W. Mill Street, Livingston, Texas

                                         6391 DeZavala Road, Suite 203E, San Antonio,
                                         Texas

                                         2715 Brambleton Avenue, SW, First Floor, Roanoke,
                                         Virginia

                                         180 West Dayton, Suite 202-I, Edmonds,
                                         Washington

                                                                         Annex B
                                                                          page 5

Assignor                                 Location
--------                                 --------
                                         5113 Pacific Highway East, Suite 1-J, Fife,
                                         Washington

                                         5386 Big Tyler Road, Suite 103, Charleston, West
                                         Virginia

                                         5150 International Drive, Cudahy, Wisconsin

                                         135 South 84th Street, Suite 111, Milwaukee,
                                         Wisconsin

                                         3100 Lorna Road, Suite 200, Birmingham, Alabama

                                         444-448 East Huntington Drive, Suite 208, Arcadia,
                                         California

                                         14434 Best Avenue, Sante Fe Springs, California

                                         1914 Beachway Road, Suite 3-P, Jacksonville,
                                         Florida

                                         2232 Wisconsin Avenue, Suites 101-108, Downers
                                         Grove, Illinois

                                         1309 N. Borden, McHenry, Illinois

                                         3418 Frankford Avenue, Suite 215, Louisville,
                                         Kentucky

                                         1045 Taylor Avenue, Suite 108C, Towson, Maryland

                                         2495 Pipestone Road (Ausco Products Inc. Building),
                                         Benton Harbor, Michigan

                                         9225 Ward Parkway, Suite 202, Kansas City,
                                         Missouri

                                         8040 Hosbrook Road, Suite 202, Cincinnati, Ohio

                                         490 Norristown Road, Suite 150, Blue Bell,
                                         Pennsylvania

                                         303 W. Lancaster Avenue, PMB 133, Wayne,
                                         Pennsylvania

                                                                         Annex B
                                                                          page 6

Assignor                                 Location
--------                                 --------
                                         17171 Park Row, Suite 150, Houston, Texas

                                         9364 Wallisville Road, Suite 198, Houston, Texas

                                         12810 E. Nora, Suite F, Spokane, Washington

Rexnord Puerto Rico Inc.                 Road 14 KM 25.3, Boulevard Los Lloanos
                                         Coamo, Puerto Rico

Winfred Berg Licensco Inc.               1105 North Market Street, Suite 1300
                                         Wilmington, Delaware 19801

W.M. Berg Inc.                           499 Ocean Avenue
                                         East Rockaway, New York

                                         510 Ocean Avenue, East Rockaway, New York

                                                                         ANNEX C
                                                                              to
                                                              SECURITY AGREEMENT

                     SCHEDULE OF TRADE AND FICTITIOUS NAMES

Name of                                  Trade And/or
Assignor                                 Fictitious Names
--------                                 -----------------
RAC-I, Inc.                              Formerly known as Rexnord Acquisition
                                         Corporation

Rexnord Corporation                      Formerly known as RBS Holdings, Inc.

Rexnord North America Holdings, Inc.     Formerly known as Rexnord Corporation

                                                                         ANNEX D
                                                                              to
                                                              SECURITY AGREEMENT

        DESCRIPTION OF CERTAIN SIGNIFICANT TRANSACTIONS OCCURRING WITHIN
              ONE YEAR PRIOR TO THE DATE OF THE SECURITY AGREEMENT

                                   Description of any Transactions as required
Name of Assignor                   by Section 2.7 of the Security Agreement
----------------                   --------------------------------------------
                                      None

                                                                         ANNEX E
                                                                              to
                                                              SECURITY AGREEMENT

                      DESCRIPTION OF COMMERCIAL TORT CLAIMS

Name of Assignor                   Description of Commercial Tort Claims
----------------                   -------------------------------------
                                      None

                                                                         ANNEX F
                                                                              to
                                                              SECURITY AGREEMENT

                       SCHEDULE OF MARKS AND APPLICATIONS;
                      INTERNET DOMAIN NAME OF REGISTRATIONS

I.   MARKS AND APPLICATIONS:

ADDAX, INC.

Docket No.         Ctry        Types Status     Cur App Dt      Curr App No     Curr Reg D    Curr Reg No   Renewal     Expires
----------------------------------------------------------------------------------------------------------------------------------
101998             USA         REGISTERED       15OC1996        75/180928       13JA1998      2128511       13JA2008    13JA2008
Class & Type:  IN 7
Mark: ADDAX & Design
Goods: Machinery and machine couplings produced from composite materials, namely, pipes, couplers, drive

CLARKSON INDUSTRIES, INC./HIGHFIELD MANUFACTURING CO.

Docket No.         Ctry        Types Status     Cur App Dt      Curr App No     Curr Reg D    Curr Reg No   Renewal     Expires
----------------------------------------------------------------------------------------------------------------------------------
B12301             USA         REGISTERED       12JE1997        75/307861       22DE1998      2212450       22DE2008    22DE2008
Class & Type: NA 11  IN 11
Mark: FIROMATIC
Goods:  Fuel oil filters for home furnaces, industrial furnaces, and

B12302             USA         REGISTERED       17SE1958        72/059048       24MR1959      676012        24MR2009    24MR2009
Class & Type: NA 7   IN 7
Mark:  FIROMATIC
Goods:  Fuel oil filters.

B12303             USA         REGISTERED       24JL1997        75/329676       08DE1998      2208481       08DE2008    08DE2008
Class & Type: NA 11  IN 11
Mark:  FIROMATIC and Flames device
Goods:  Fuel oil filters for home furnaces, industrial furnaces, and

B12304             USA         REGISTERED       28JA1937        71/388275       23MY1939      367531        23MY2009    23MY2009
Class & Type: NA 9   IN 9
Mark: FIROMATIC (stylised)
Goods:  Fuel control valves.

B12305             USA         REGISTERED       24JL1997        75/329993       11AU1998      2180613       11AU2008    11AU2008
Class & Type: NA 9   IN 9
Mark: FIROMATIC
Goods:  Electrical thermal switches, in Class 9.

B12306             USA         REGISTERED       24JL1997        75/329675       12JA1999      2217075       12JA2009    12JA2009
Class & Type: NA 6   NA 8   NA 11
Mark: HIGHFIELD
Goods:  Metal ring assemblies consisting of meter rings, lock

B12307             USA         FILED            24JL1997        75/329994
Class & Type: NA 9   IN 9
Mark: HIGHFIELD
Goods:  Electrical thermal switches, in Class 9.

                                                                         Annex F
                                                                          Page 2

B12308             USA         REGISTERED       12JE1997        75/307638       15SE1998      2189159       15SE2008    15SE2008
Class & Type:  NA 6    IN 6
Mark: REVPRO
Goods: Barrel locks, padlocks, meter guards, cabinet guards, strap

XXXXXX             USA         REGISTERED       12JUN1997       75/307682       17NOV1998     2203723
Class & Type:  IN 6
Mark: ECON-O-LOCK
Goods: Metal ring assemblies consisting of meter rings, lock housings, studs, back-up bars . . .

REXNORD NORTH AMERICA HOLDINGS, INC. (FORMERLY REXNORD CORPORATION)

Docket No.         Ctry        Types Status     Cur App Dt      Curr App No     Curr Reg D    Curr Reg No   Renewal     Expires
----------------------------------------------------------------------------------------------------------------------------------
100120             USA         REGISTERED       31DE1990        74/127638       27OC1992      1727027       27OC2002    27OC2002
Class & Type: IN  7
Mark: SUPER-MOD
Goods: Clutches, brakes and shaft couplings for machinery

                   USA         FILED            17AU2002        78/154220
Class & Type:
Mark: GVL

                   USA         REGISTERED                       73/137724       20MR1979      1115081
Class & Type:
Mark: PARALLELOGRAM WITH STROBES

100045             USA         REGISTERED       21OC1930        71/171012       20MR1983      165749        20MR2003    20MR2003
Class & Type: IN  12
Mark: DUCKWORTH
Goods:

100077             USA    Z    REGISTERED       10JL1998        75/516959       11JL2000      2366970       11JL2010    11JL2010
Class & Type: IN  7
Mark: VIVA
Goods: Power transmission elastomeric shaft couplings for machines

100078             USA         REGISTERED       20NO1998        75/592517       15AU2000      2376763       15AU2010    15AU2010
Class & Type: IN35, 42
Mark: REXLINK
Goods: Online retail services featuring power transmission components, and allowing customers to place orders

100079             USA    Z    REGISTERED       11AU1998        75/534157       08MY2001      2449625       08MY2011    08MY2011
Class & Type: IN  7
Mark: REXLON 2000
Goods: Bearings, other than wheel bearings, for use in aerospace applications.

100080             USA    Z    REGISTERED       28MY1998        75/492075       16MY2000      2350782       16MY2010    16MY2010
Class & Type: IN  7
Mark: MAGNELINK
Goods: Magnetic power transmission couplings

100082             USA         REGISTERED       02JE1997        75/301790       18MY1999      2246580       18MY2009    18MY2009
Class & Type: IN  7
Mark: PLATINUM SERIES
Goods: Roller chain for conveyor belts

                                                                         Annex F
                                                                          Page 3

100083         USA        REGISTERED   13FE1997         75/241217   30JE1998     2170426    30JE2008     30JE2008
Class & Type: IN   17
Mark: PENTAC
Goods: Non-metal contact seals for  bearings

100084         USA        REGISTERED   02JA1997         220668      30DE1997     2125596    30DE2007     30DE2007
Class & Type: IN   7
Mark: DTS
Goods: Non-metal conveyor chain and conveyor chain attachments for enhancing movement of products from

100085         USA        REGISTERED   24JL1996         79/139179   16SE1997     2097245    16SE2007     16SE2007
Class & Type: IN   7
Mark: OMEGA
Goods: Elastromeric flexible shaft couplings, not for land vehicles

100086         USA        REGISTERED   29AP1996         75/096098   29AP1997     2057218    Z9AP2007     29AP2007
Class & Type: INB, 12
Mark: SHAFER & Design
Goods :Hand tools, namely, bearing taking tools (8)

100087         USA        REGISTERED   29SE1995         74/735899   06MY1997     2059994    06MY2007     06MY2007
Class & Type: IN   7
Mark: DURALON (and Design)
Goods : Machine parts, namely, ball, sleeve and socket bearings

100088         USA        REGISTERED   26JL1995         74/706345   23MR1999     2234521    23MR2009     23MR2009
Class & Type: IN   7
Mark: TWISTLOCK
Goods : Conveyor chain pin retention plug

100089         USA        REGISTERED   29JE1994         74/543608   11JE1996     1980161    11JE2006     11JE2006
Class & Type: IN   11
Mark: REX FLEX
Goods: Membrane type air diffusers for wastewater treatment

100090         USA        REGISTERED   23MR1993         74/371171   08AU1995     1909720    08AU2005     08AU2005
Class & Type: IN   7
Mark: Design Only (Circle Logo)
Goods: Brake discs for brakes for electric motors in class 7.

100091         USA        REGISTERED   18NO1992         74/361376   09AU1994     1848997    09AU2004     09AU2004
Class & Type: IN   7
Mark: PRISMGEAR  & Design
for machines
Goods: Mechanical gear drives

100092         USA        REGISTERED   29DE1992         74/344072   19AP1994     1831058    19AP2004     19AP2004
Class & Type: IN 6, 7
Mark: REX & Design
Goods: Metal chains; namely, elevator, flatlink, malleable ireon, noisless, pitch, roller, shackling, silen, and

100093         USA        REGISTERED   16NO1992         74/331760   01NO1994     1860657    01NO2004     01NO2004
Class & Type: IN6, 17
Mark: IMPERVRON
Goods: Metal bearing seals for industrial machinery sold as a component of bearings (6)

100094         USA        REGISTERED   290C1992         74/326933   08FE1994     1820446    08FE2004     08FE2004
Class & Type: IN   7
Mark: PRISMGEAR
Goods: Mechanical gear drives

                                                                         Annex F
                                                                          Page 4

for machines

100096         USA        REGISTERED   22MY1992         74/278770   23DE1992     1741090    22DE2002     22DE2002
Class & Type: IN 9
Mark: SINPAC
Goods: Solid state electronic switch circuitry and switches for electric motors

100097         USA        REGISTERED   05MY1992         74/272615   22JE1993     1777651    22JE003      22JE2003
Class & Type: IN 7
Mark: MADE IN THE USA BY "PROUD AMERICANS" and Design
Goods: Machine parts; namely, metal roller chains, silent chains and bearings

100098         USA        REGISTERED   26FE1992         74/249716   09JA1996     1947113    09JA2006     09JA2006
Class & Type: IN 7
Mark: LPC 279
Goods: Conveyor chain.

100099         USA        REGISTERED   26FE1992         74/249689   09JA1996     1947112    09JA2006     09JA2006
Class & Type: IN 7
Mark: LPC
Goods: Conveyor chain

100100         USA        REGISTERED   15FE1991         74/213030   04MY1993     1769187    04MY2003     04MY2003
Class & Type: IN 9
Mark: CADCAT
Goods: Computer programs on the subject of retrieval of information from a computer aided design library, used as

100101         USA        REGISTERED   15MR1991         74/149060   14JA1992     1672258    14JA2012     14JA2012
Class & Type: IN 42
Mark: REXNORD & Design
Goods: Services in the field of material testing, material engineering and mechanical engineering.

100118         USA        REGISTERED   15MR1991         74/148104   31MR1992     1681557    31MR2012     31MR2012
Class & Type: IN 42
Mark: RTS & Design
Goods : Services in the field of material testing, material engineering and mechanical engineering.

100119         USA        REGISTERED   15MR1991         74/148065   24DE1991     1669191    24DE2011     24DE2011
Class & Type: IN 7
Mark: REXNORD & Design
Goods: Machine parts; namely, bearings, couplings, conveyors, elevators, elevator buckets, feeders, chains,

100120         USA        REGISTERED   31DE1990         74/127638   27OC1992     1727027    27OC2002     27OC2002
Class & Type: IN 7
Mark: SUPER-MOD
Goods: Clutches, brakes and shaft couplings for machinery

100121         USA        REGISTERED   23MR1990         74/041585   11DE1990     1626698    11DE2010     11DE2010
Class & Type: IN 7
Mark: PSI
Goods: Machine bearings, namely slotted entry aerospace bearings.

100122         USA        REGISTERED   08FE1990         74/027218   22OC1991     1661443    22OC2011     22OC2011
Class & Type: IN 7
Mark: TUFLITE
Goods: Low-friction journal bearings.

100123         USA        REGISTERED   13MR1989         73/786214   24OC1989     1561815    24OC2009     24OC2009
Class & Type: IN 7
Mark: WHISPEROL
Goods: Conveyor rollers

                                                                         Annex F
                                                                          Page 5

100124         USA        REGISTERED   30JA1989         73/778462   14NO1989     1565506    14NO2009     14NO2009
Class & Type: IN  7
Mark: STEARNS & Design
Goods : Electronic current rectifiers and controllers, and solenoids. 9

100125         USA        REGISTERED   27DE1985         73/575380   11NO1986     1416422    11NO2006     11NO2006
Class & Type: IN  7
Mark: TD
Goods: Mechanical variable speed traction drives for machines and parts therefor

100126         USA        REGISTERED   26NO1985         73/570535   10JE1986     1396483    10JE2006     10JE2006
Class & Type: IN  7, 9
Mark: STEARNS
Goods: Clutches and brakes for machinery (7)

100127         USA        REGISTERED   19NO1984         73/509667   28MY1985     1337910    28MY2005     28MY2005
Class & Type: IN  7
Mark: SIGMA & Design
Goods: Polymeric seals used on chain joints

100128         USA        REGISTERED   23SE1983         73/444965   05FE1985     1317647    05FE2005     05FE2005
Class & Type: IN  7
Mark: TOR-AC
Goods: Power transmission machinery, namely, electric drives, electromagnetic brakes, clutches, shaft couplings

100129         USA        REGISTERED   17JE1983         73/430849   29JA1985     1316998    29JA2005     29JA2005
Class & Type: IN  7
Mark: MAT TOP
Goods: Plastic chains and links therefor

100130         USA        REGISTERED   04MY1983         73/425454   01AP1986     1388074    01AP2006     01AP2006
Class & Type: IN  9
Mark: PT COMPONENTS, INC.
Goods: Electronic current rectifiers, controllers, solenoids and microelectronic circuitry therefor

100131         USA        REGISTERED   04MY1983         73/424448   27MY1986     1394649    27MY2006     27MY2006
Class & Type: IN  7
Mark: PTC
Goods: Power transmission machinery and parts thereof namely, shafting, bearings, bearing blocks, seals, races,

100132         USA        REGISTERED   09NO1981         73/336426   27SE1983     1252211    27SE2003     27SE2003
Class & Type: IN  9
Mark: DART & Design
Goods: Computer access terminals for use in product information

100134         USA        REGISTERED   12MR1979         73/207012   2OMY1980     1135545    20MY2010     20MY2010
Class & Type: IN  7
Mark: CARTRISEAL
Goods: Closing collars for axles and shafts, namely, housing mounted and shaft mounted labyrinth, lip and face

100135         USA        REGISTERED   11DE1948         71/114595   29JL1949     126139     29JL2009     29JL2009
Class & Type: IN  7
Mark: REX
Goods: Elevator-boots, elevator-buckets, sprocket-wheels, pulleys, shafting and gearing, shaft-hangers and

100266         USA        REGISTERED   05JL1947         71/481209   12JL1949     512026     12JL2009     12JL2009

                                                                         Annex F
                                                                          Page 6

Class & Type: IN   7
Mark: TABLE TOP (Stylized)
Goods: Conveyor sprockets and chains

100270         USA        DOCKETED                                               126139
Class & Type: IN    7
Mark: REX
Goods: Truck mixers - namely, a truck with a concrete mixer mounted thereon, and semi-trailer mixers - namely, a

100271         USA        REGISTERED   16FE1953         71/642264   120C1954     596707     120C2005     120C2005
Class & Type: IN   7
Mark: REX & Design
Goods: Concrete, mortar, plaster and glass mixing, remixing and agitating apparatus; concrete conveying,

100440         USA        REGISTERED   09NO1934         71/358057   05MR1935     322473     05MR2005     05MR2005
Class & Type: IN   7
Mark: P.I.V.
Goods: Variable speed transmissions or gears.

100441         USA        REGISTERED   05AP1945         71/481735   01JA1946     418526     01JA2006     01JA2006
Class & Type: IN   6
Mark: CHAMPION
Goods: Power transmission chain.

100442         USA        REGISTERED   28MY1951         71/614445   15AP1952     557725     15AP2012     15AP2012
Class & Type: IN   7
Mark: FR
Goods: Drive chains and conveyor chains.

100443         USA        REGISTERED   28MY1951         71/614446   15AP1952     557726     15AP2012     15AP2012
Class & Type: IN   7
Mark: LINK-BELT FR
Goods: Drive chains and conveyor chains.

100444         USA        REGISTERED   24MR1952         71/626969   03FE1953     570006     03FE2003     03FE2003
Class & Type: IN   7
Mark: THOMAS (Design)
Goods: Flexible machinery couplings.

100445         USA        REGISTERED   24FE1954         71/661549   22FE1955     602347     22FE2005     22FE2005
Class & Type: IN   7
Mark: SHAFER
Goods: Anti-friction bearings, take-ups, and parts for each

100446         USA        REGISTERED   29JE1972         72/428725   26MR1974     980993     26MR2004     26MR2004
Class & Type: IN   7, 11
Mark: REXNORD
Goods: Anti-friction and low-friction journal bearings, ball and socket bearings; power transmission and conveyor

100447         USA        REGISTERED   08DE1975         73/071057   28SE1976     1048880    28SE2006     28SE2006
Class & Type: IN   7
Mark: DURALON
Goods: Machine parts - namely, elements for low friction journal and axial thrust berings; ball and socket bearing

100448         USA        REGISTERED   11AU1997         73/137724   20MR1979     1115081    20MR2009     20MR2009
Class & Type: IN  6, 7, 11
Mark: Design Only (Apache Logo)
Goods: Spring locks, clicks, latches of metal and fastenings for metal boxes, metal panels and the like including

                                                                         Annex F
                                                                          Page 7

100484         USA        REGISTERED   09DE1968         72/313920   21AP1970     889699     21AP2010     21AP2010
Class & Type: IN  6
Mark: TRANS-FLEX
Goods: Roller chain, and parts thereof for transmitting power between a drive shaft and a driven shaft or shafts.

101216         USA        REGISTERED   14JE1971         72/394813   26JE1973     961969     26JE2003     26JE2003
Class & Type: IN  7
Mark: NYLA-K
Goods: Mounted ball bearings.

101217         USA        REGISTERED   27NO1978         73/194600   01NO1983     1255816    01NO2003     01NO2003
Class & Type: IN  7
Mark: K-LOK
Goods: Shaft locking device incorporated in an anti-friction bearing.

101219         USA        REGISTERED   28AP1983         73/423628   16JL1985     1348898    16JL2005     16JL2005
Class & Type: IN  7
Mark: CENTRIK-LOK
Goods: Shaft locking device incorporated into an antifriction bearing in which a t be locked.

101221         USA        REGISTERED   26AU1988         73/750142   28MR1989     1531667    28MR2009     28MR2009
Class & Type: IN  7
Mark: KROWN REGAL
Goods: Mounted ball bearings.

101920         USA        FILED        15AP2002         76/395425
Class & Type: IN  7
Mark: SUPERSAWMILL
Goods: Industrial roller bearing unit.

101971         USA        REGISTERED   29MR1930         71/229343   02NO1966     220199     02NO2006     02NO2006
Class & Type: IN  6
Mark: H
Goods: Chains

101972         USA        REGISTERED   05DE1996         75/208398   27OC1996     2200320    27OC2008     27OC2008
Class & Type: IN  7
Mark: MB & Design
Goods: Mounted ball bearings and inserts

101973         USA        REGISTERED   29MR1930         71/229344   02NO1966     220198     02NO2006     02NO2006
Class & Type: IN  13
Mark: RC
Goods: Chains.

WINFRED BERG LICENSCO, INC.

                                             Date of Report: 27JE2002
Docket No.     Ctry       Types Status     Cur App Dt    Curr App No   Curr Reg D  Curr Reg No   Renewal    Expires
----------     ----       ------------     ----------    -----------   ----------  -----------   -------    -------
100422         USA        REGISTERED       22NO1996      75/202215     12MY1998    2156328       12MY2008   12MY2008
Class & Type: IN  7
Mark: BERG
Goods: Machine parts, namely, high tolerance precision molded chains and drive belts, ball and cross roller slides,

                                                                         Annex F
                                                                          Page 8

                    CHALLEGES TO VALIDITY AND ENFORCEABILITY

(i)    Application No.: 2,200,681
       Mark: REX
       Filing Date: Feb 2, 1999
       Goods: Common metals and alloys (International Class 6)
       County: Argentina

       Registration opposed by Helametal S.A. (Argentinean subsidiary of Daewoo, known as a manufacturer of clothes washing machines). Argentina counsel have attempted to negotiate a withdrawal of the opposition, without success. Rexnord Corporation has filed a lawsuit seeking to overcome Helametal's opposition, based on the different natures of the goods in question and the separate markets in which those goods travel.

(ii)   Application No: 2,200,682
       Mark: REX
       Filing Date: Feb. 2, 1999
       Goods: Machine parts, namely anti-friction bearings, bearings, journals, roller bearings, low-friction sleeve, ball and socket bearings and actuator nuts, rod ends fitted with low-friction and anti-friction ball and socket bearings, shaft hangers and take-ups; machine parts, namely, closing collars for axels and shafts; machine shaft couplings, namely, disc couplings, roller cain couplings and elastomer couplings; housing-mounted and sealed shaft mounted labyrinth, lip and face mechanical seals; repair parts for agricultural machinery, chain elevators and implements of the larger kind, namely, drive and conveying chain and flights, belt conveyors, bucket elevators, endless bucket conveyors, and structural parts thereof; conveyors of the type that vibrate to convey the supported bulk material or articles; machine parts, namely shaft collars, free wheel clutches, change speed gearing for machinery, bearing, transmission and gearing and gear boxes not for land vehicles, gear wheels for machinery; driving and power transmission chains not for land vehicles; machine driving pulleys including sprockets (International Class 7).

       This application has been opposed by Alfredo Marietta Marmetal S.A. which owns an Argentinean trademark registration for REX for "ball and roller bearings" in Class 7. Argentine counsel has attempted to negotiate a withdrawal of the opposition, without success. Rexnord Corporation has filed a lawsuit seeking to overcome Marmetal's opposition based on its alleged failure to use the REX mark on the goods in question.

       This application has been also opposed by Helametal S.A. Helametal owns a prior registration for REX in Class 7, for clothes washing machines. As noted above, our associates in Argentina have attempted to negotiate a withdrawal of the opposition, without success. Rexnord Corporation has filed a lawsuit seeking to overcome

                                                                         Annex F
                                                                          Page 9

       Helametal's opposition, based on the different natures of the goods in question and the separate markets in which those goods travel.

(iii)  Appl. No.:     2,200,683
       Mark:          REX
       Filing Date:   Feb. 2, 1999
       Goods:         Magnetic couplings (International Class 9).
       Country:       Argentina

       This application has been opposed by Helametal S.A. Helametal has multiple broad trademark registrations for REX in Class 9, though the enumerated goods are typically small household appliances such as electric irons. Helametal has offered to sell Rexnord Corporation a partial interest in its broad REX registration, thus permitting use of REX for magnetic couplings. Counsel in Argentina have attempted to negotiate a withdrawal of the opposition, without success. Rexnord Corporation has filed a lawsuit seeking to overcome Helametal's opposition, based on the overbreadth of Helametal's registration, the different natures of the enumerated goods and the separate markets in which those goods travel.

                                                                         Annex F
                                                                         Page 10

2.   INTERNET DOMAIN NAME REGISTRATIONS:


INTERNET DOMAIN NAMES

Aero-rexnord.com

Rexnord.com

Rexnord.net

Rexnord.biz

Rexnordlgb.com

Rexnord-canada.com

Rexnord-ce.com

Rexnord-marbett.com

Rexnordchina.com

Rexnordindia.com

Rexnordmcc.com

Rexnordplastics.com

Rexnord.dk

Rexnord.de

Rexnord.it

Rexnord.lt

Rexnord.nl

Rexnord.no

Rexnord.se

Rexnord.com.mx

                                                                         Annex F
                                                                         Page 11

INTERNET DOMAIN NAMES

Rexnord.com.ar

Rexnord.com.br

Rexnord.com.tr

Rexnord-stephan.de

Rexnordmarbett.com

Rexnordmarbett.it

Rexnord-antrieb.d

Wmberg.com

Wmberg.net

Wmberg.org

                                                                         ANNEX G
                                                                              to
                                                              SECURITY AGREEMENT

                               SCHEDULE OF PATENTS

            CLARKSON INDUSTRIES, INC./HIGHFIELD MANUFACTURING COMPANY

Ctry.        Title                           Patent No.      Issue Date.      Application No.  Filing Date
-------------------------------------------------------------------------------------------------------------
USA          Locking assembly                5161838         10 Nov 1992      794873           19 Nov 1991
USA          Wrench for underground valves   5320003         14 Jun 1994      047855           15 Apr 1993
USA          Lock and key shell assembly     5440909         15 Aug 1995      084416           29 Jun 1993
USA          Padlock Device                                                   507975           22 Feb 2000

       REXNORD NORTH AMERICA HOLDINGS, INC. (FORMERLY REXNORD CORPORATION)

Docket No.     Ctry       Status           Grant Dt         Pat No.        App No           App Date
----------     ----       ------           --------         -------        ------           --------
XXXXXX         USA        GRANTED          23JA2001         6177113        495331           27JE1995
OWNER: Rexnord Corporation
       TITLE:  Process for Detecting Plastic or Elastometric Contaminants in Food Processing.

92703          USA        GRANTED          14DE1993         5269729        994171           11SE1992
OWNER: Rexnord - Elastomer Products
         TITLE:  WEAR RESISTANT CHAIN JOINT SEAL

94701          USA        GRANTED          31AU1999         5944611        979390           26NO1997
OWNER: Rexnod - Elastomer Products
         TITLE:  Convertible Coupling for Transmitting Torque

97719          USA        GRANTED          12SE2000         6117015        955999           22OC1997
OWNER: Rexnord - Elastomer Products
         TITLE:  Elastometric Coupling with Composite Shoe

00707          USA        GRANTED          28MY2002         6394656        654628           06SE2000
OWNER: Rexnod Corporation
         TITLE:  Retainerless Precessing Roller Bearing

00711          USA        FILED                                            805409           13MR2001
OWNER: Rexnord Corporation
         TITLE:  Wrap Type Coupling with Flat Element

01444          USA        FILED                                            033794           03JA2002
OWNER: Rexnord Corporation
         TITLE:  An Improved Flexible Coupling

01445          USA        FILED                                            60/336710        06DE2001
OWNER: Rexnord Corporation
         TITLE:  Snap-In Bearing End Cap

01701          USA        FILED                                            000000           13MR2001
OWNER: Rexnord Corporation
         TITLE:  Flexible Wrap-Type Shaft Coupling

01703P         USA        FILED                                            60/302206        29JE2001
OWNER: Rexnord Corporation
         TITLE:  Link Having A Twisted Side Guard

98702          USA        FILED                                            092249           05JE1998
OWNER: Rexnord Corporation
         TITLE:  COMPOSITE SPHERICAL BEARING AND METHOD OF PRODUCING SAME

98702D         USA        FILED                                            389666           01SE1999

                                                                         Annex G
                                                                          Page 2

OWNER: Rexnord Corporation
         TITLE:  Composite Spherical Bearing And Method of Producing Same

98709          USA        FILED                                            106676           28JE1998
OWNER: Rexnord Corporation
         TITLE:  Conveyor Chain with Pusher Flights

98710          USA        FILED                                            073995           09JE1998
OWNER:   Rexnord Corporation
           TITLE:  Composite Bearing Structure

99706          USA        GRANTED          06MAR2001        6196926        182147           29OC1998
OWNER:   Rexnord Corporation
           TITLE:  Improved Elastomer Coupling Having Cylidrical Surface Hubs

99713          USA        FILED                                            09/373019        11AU1999
OWNER:   Rexnord Corporation
           TITLE:  Modular Conveyor Chain Having a Multiple Direction Low Back Line Pressure Conveying Surface

99717P         USA        FILED                                            60/175199        10JA2000
OWNER:   Rexnord Corporation
           TITLE:  Conveyor Belt Splice Apparatus

99722          USA        FILED                                            558177           26A92000
OWNER:   Rexnord Corporation
           TITLE:  Drive Sprocket With Relief Areas

99722P         USA        FILED                                            60/131152        27AP1999
OWNER:   Rexnord Corporation
           TITLE:  Drive Sprocket With Relief Areas

99724          USA        FILED                                            324200           06JE1999
OWNER:   Rexnord Corporation
           TITLE:  Multiple Thread Actuator

84701          USA        GRANTED          16DE1986         4629063        614003           25MY1984
OWNER:   Rexnord Corporation
           TITLE:  Chain Link for a Product Capturing Chain

82700          USA        GRANTED          28JL1987         4682687        697196           01FE1985
OWNER:   Rexnord Corporation
           TITLE:  PINTLE CHAIN INCLUDING SELF-RETAINING PIN

86702          USA        GRANTED          08DE1987         4711605        869159           29MY1986
OWNER:   Rexnord Corporation
           TITLE:  Key Apparatus

84701C         USA        GRANTED          07MR1989         4809846        925033           300C1986
OWNER:   Rexnord Corporation
           TITLE:  Chain Link for a Product Capturing Chain

87704          USA        GRANTED          18AP1989         4821869        123782           23NO1987
OWNER:   Rexnord Corporation
           TITLE:  Low Backline Pressure Chain For Use with Transfer Plate

88702          USA        GRANTED          20JE1989         4840269        174009           28MR1988
OWNER:   Rexnord Corporation
           TITLE:  APRON TYPE CONVEYOR

88704          USA        GRANTED          22AU1989         4858751        167648           14MR1988
OWNER:   Rexnord Corporation
           TITLE:  Wide Chain Conveyor Assembly

87706          USA        GRANTED          12SE1989         4865183        114876           300C1987
OWNER:   Rexnord Corporation
           TITLE:  WIDE CHAIN CONVEYOR SPROCKET DRIVE

89703          USA        GRANTED          19SE1989         4867580        293113           03JA1989

                                                                         Annex G
                                                                          Page 3

OWNER:   Rexnord Corporation
           TITLE:  BEARING TAKE-UP FRAME

88701          USA        GRANTED          16JA1990         4893464        279528           02DE1988
OWNER:   Rexnord Corporation
           TITLE:  Offset Attachment Sidebar Chain

89706          USA        GRANTED          17JL1990         4941315        310240           13EE1989
OWNER:   Rexnord Corporation
           TITLE:  WEAR RESISTANT CHAIN FOR TRENCHERS

88700C         USA        GRANTED          27NO1990         4972939        433420           07NO1989
OWNER:   Rexnord Corporation
           TITLE:    End Seal for Idler Roller

89704          USA        GRANTED          18JE1991         5024450        446204           05DE1989
OWNER:   Rexnord Corporation
           TITLE:  SEAL CARTRIDGE ASSEMBLY

90701          USA        GRANTED          05NO1991         5062720        479294           13FE1990
OWNER:   Rexnord Corporation
           TITLE:  Replacement Bearing for Worn Shafts

89705C         USA        GRANTED          18FE1992         5088597        672543           20MR1991
OWNER:   Rexnord Corporation
           TITLE:  TRACTION WHEEL

89702          USA        GRANTED          12MY1992         5111575        315389           24FE1989
OWNER:   Rexnord Corporation
           TITLE:  SWAGING TOOL FOR BEARING INSTALLATION

91701          USA        GRANTED          30JE1992         5125504        666579           08MR1991
OWNER:   Rexnord Corporation
           TITLE:  Modular Conveyor Chain Having Open Hinge Pin Construction

90702C         USA        GRANTED          27OC1992         5158505        657652           19FE1991
OWNER:   Rexnord Corporation
         TITLE:  GUIDE RING

91704          USA        GRANTED          24NO1992         5165522        705758           28MY1991
OWNER:   Rexnord Corporation
           TITLE:  Collector Flight Attachment Link for Collector Apparatus

91703          USA        GRANTED          05JA1993         5176247        743693           12AV1991
OWNER:   Rexnord Corporation
           TITLE:  Sideflexing Conveyor Chain Including Low Centerline Hinge Pin

86701C(3)      USA        GRANTED          05JA1993         5176575        443796           24NO1989
OWNER:   Rexnord Corporation
           TITLE:  FLEXIBLE COUPLING COMPRISING MODULAR COMPONENTS

88700C2        USA        GRANTED          23FE1993         5188214        586558           21SE1990
OWNER:   Rexnord Corporation
           TITLE:  End Seal for Idler Roller

92711          USA        GRANTED          01JE1993         5215185        941661           08SE1992
OWNER:   Rexnord Corporation
           TITLE:  BREAKABLE MOLDED PLASTIC LINKS FOR FORMING CONVEYOR CHAIN

84701C3        USA        GRANTED          15JE1993         5219065        912018           10JL1992
OWNER:   Rexnord Corporation
           TITLE:  Chain Link for a Product Capturing Chain

92701          USA        GRANTED          190C1993         5253749        902761           23JE1992
OWNER:   Rexnord Corporation
           TITLE:  Open Area Conveyor Assembly

92712          USA        GRANTED          30NO1993         5265965        940068           02SE1992
OWNER:   Rexnord Corporation

                                                                         Annex G
                                                                          Page 4

         TITLE:  Composite Ball and Socket Bearing with Convex Outer Surface

92707          USA        GRANTED          22FE1994         5288354        935820           26AU1992
OWNER:   Rexnord Corporation
         TITLE:  METHOD OF BONDING SELF-LUBRICATING FIBERS TO AN EXTERNAL SURFACE OF A SUBSTRATUM

93702          USA        GRANTED          09AU1994         5335768        30621            12MR1993
OWNER:   Rexnord Corporation
         TITLE:  Conveyor Chain Assembly

93706          USA        GRANTED          16AU1994         5337885        072479           04JE1993
OWNER:   Rexnord Corporation
         TITLE:  CHAIN WITH SELF ALIGNING FLIGHT SUPPORT LINKS

92704          USA        GRANTED          04OC1994         5352047        912548           13JL1992
OWNER:   Rexnord Corporation
         TITLE:  SNAP-TAB ROLLER BEARING CAGE

92710          USA        GRANTED          01NO1994         5360275        990420           15DE1992
OWNER:   Rexnord Corporation
         TITLE:  FILAMENT WOUND THRUST BEARING

93713          USA        GRANTED          06DE1994         5369833        025364           26FE1993
OWNER:   Rexnord Corporation
         TITLE:  Offset Sidebar Flight Supporting Chain

92708          USA        GRANTED          20DE1994         5373637        990421           15DE1992
OWNER:   Rexnord Corporation
         TITLE:  PROCESS OF PRODUCING A BEARING HAVING INTERNAL LUBRICATION GROOVES AND THE BEARING MADE THEREBY

90701C         USA        GRANTED          27DE1994         5375934        769298           01OC1991
OWNER:   Rexnord Corporation
         TITLE:  Replacement Bearing for Worn Shafts

89707          USA        GRANTED          04AP1995         5402880        921417           27JL1992
OWNER:   Rexnord Corporation
         TITLE:  Article Carrying Chain Having Free Tab

93709          USA        GRANTED          18AP1995         5407508        131192           01OC1993
OWNER:   Rexnord Corporation
         TITLE:  METHOD FOR PRODUCING A REPLACEABLE OUTER RACE FOR BALL AND SOCKET BEARING

93707          USA        GRANTED          09MY1995         5413416        162448           03DE1993
OWNER:   Rexnord Corporation
         TITLE:  ROLLER GUID MEMBER FOR FULL COMPLEMENT ROLLER BEARING

94705          USA        GRANTED          20JE1995         5425679        245050           17MY1994
OWNER:   Rexnord Corporation
         TITLE:  Chain with Sealed Joint and Sealed Roller

93711          USA        GRANTED          04JL1995         5429226        168527           15DE1993
OWNER:   Rexnord Corporation
         TITLE:  CONVEYOR CHAIN FOR CARRYING OBJECTS

92709          USA        GRANTED          11JL1995         5431500        935881           26AU1992
OWNER:   Rexnord Corporation
         TITLE:  BEARING WITH BEARING SURFACE OF INTEGRALLY BONDED SELF-LUBRICATING MATERIAL

93705          USA        GRANTED          01AU1995         5437351        172648           23DE1993
OWNER:   Rexnord Corporation
         TITLE:  Friction Disk Brake Mechanism for Electric Motor

93712          USA        GRANTED          15AU1995         5441351        142188           26OC1993
OWNER:   Rexnord Corporation
         TITLE:  Full Complement Self-Aligning Roller Bearing

97304C         USA        GRANTED          28NO1995         5470414        131023           04OC1993
OWNER:   Rexnord Corporation
         TITLE:  Method of Making Flat Stock Having a Bearing Surface & The Flat Stock Made

                                                                         Annex G
                                                                          Page 5

Thereby

93708          USA        GRANTED          09JA1996         5482379        131072           01OC1993
OWNER:   Rexnord Corporation
         TITLE:  BALL AND SOCKET BEARING ASSEMBLY HAVING REPLACEABLE COMPOSITE STATIONERY BALL

92706C         USA        GRANTED          27FE1996         5494357        326055           19OC1994
OWNER:   Rexnord Corporation
         TITLE:  PROCESS FOR MAKING A REPLACEABLE SOCKET FOR A BALL AND SOCKET BEARING AND THE
                   REPLACEABLE SOCKET MADE THEREBY

93710          USA        GRANTED          11JE1996         5524987        170381           20DE1993
OWNER:   Rexnord Corporation
         TITLE:  Plugged Slotted Entry Bearing

91702          USA        GRANTED          18JE1996         5527045        344811           23NO1994
OWNER:   Rexnord Corporation
         TITLE:  Floating Labyrnth Seal Including Metal Band with Carbon Ring Engine Surface

92710D         USA        GRANTED          27AU1996         5549772        304356           12SE1994
OWNER:   Rexnord Corporation
         TITLE:  FILAMENT WOUND THRUST BEARING

92709D         USA        GRANTED          01OC1996         5560103        445803           19MY1995
OWNER:   Rexnord Corporation
         TITLE:  BEARING WITH BEARING SURFACE OF INTEGRALLY BONDED SELF-LUBRICATING MATERIAL

96709          USA        GRANTED          12NO1996         5573106        596455           05FE1996
OWNER:   Rexnord Corporation
         TITLE:  Modular Conveyor Chain Including Headed Hinge Pins

93707 D        USA        GRANTED          10DE1996         5582483        391538           21FE1995
OWNER:   Rexnord Corporation
         TITLE:  ROLLER GUID MEMBER FOR FULL COMPLEMENT ROLLER BEARING

94706          USA        GRANTED          28JA1997         5597062        301818           07SE1994
OWNER:   Rexnord Corporation
         TITLE:  Tensioned Transfer Plate For Small Pitch Chain Conveyor

93702X         USA        GRANTED          03JE1997         5634550        374849           19JA1995
OWNER:   Rexnord Corporation
         TITLE:  Direction Changing Mechanism for Transferring Articles Between Transverse Conveyors

96704          USA        GRANTED          02SE1997         5662211        595465           05FE1996
OWNER:   Rexnord Corporation
         TITLE:  Conveyor Chain with Self-Retaining Hinge Pin with Internal Barbs

93707  CIP     USA        GRANTED          16SE1997         5667312        361029           07DE1994
OWNER:   Rexnord Corporation
         TITLE:  ROLLER GUID MEMBER FOR FULL COMPLEMENT ROLLER BEARING

96705          USA        GRANTED          21OC1997         5678683        596588           05FE1996
OWNER:   Rexnord Corporation
         TITLE:  Conveyor Chain with Sealed Plug Hinge Retention System

92708D(2)      USA        GRANTED          11NO1997         5685648        770416           20DE1996
OWNER:   Rexnord Corporation
         TITLE:  Bearing Apparatus Having Internal Lubrication Grooves

95710          USA        GRANTED          02DE1997         56927256       532106           22SE1995
OWNER:   Rexnord Corporation
         TITLE:  REFRIGERATION COMPRESSOR AND COMPRESSOR SEAL

96710          USA        GRANTED          09JE1998         5762424        725358           03OC1996
OWNER:   Rexnord Corporation
         TITLE:  Full Perimeter Fiber Wound Bearing Construction

96706          USA        GRANTED          14JL1998         5779029        599996           14FE1996
OWNER:   Rexnord Corporation

                                                                         Annex G
                                                                          Page 6

         TITLE:  Sideflexing Conveyor Including Lubrication Inserts

96714          USA        GRANTED          06OC1998         5816390        596454           05FE1996
OWNER:   Rexnord Corporation
         TITLE:  Conveyor Pin Retention System Using Offset Openings

96711          USA        GRANTED          19JA1999         5860511        749909           15NO1996
OWNER:   Rexnord Corporation
         TITLE:  Conveyor Guide Rail Supports

95709          USA        GRANTED          02MR1999         5876127        962916           27OC1997
OWNER:   Rexnord Corporation
         TITLE:  MOUNTING ASSEMBLY INCLUDING A TAPERED MOUNTING SLEEVE

97724          USA        GRANTED          27AP1999         5896980        892498           14JL1997
OWNER:   Rexnord Corporation
         TITLE:  Guide Rail Splice

95710C         USA        GRANTED          04MY1999         5899460        773673           24DE1996
OWNER:   Rexnord Corporation
         TITLE:  REFRIGERATION COMPRESSOR AND COMPRESSOR SEAL

97713          USA        GRANTED          24AU1999         5941532        878433           18JE1997
OWNER:   Rexnord Corporation
         TITLE:  Aerospace Housing and Shaft Assembly with Noncontacting Seal

97723          USA        GRANTED          05OC1999         5960937        958115           27OC1997
OWNER:   Rexnord Corporation
         TITLE:  Conveyor with Hinge Pin Retention Plug With Snap Fit

98701          USA        GRANTED          21DE1999         6004037        090115           04JE1998
OWNER:   Rexnord Corporation
         TITLE:  Bearing Assembly with Spherical Bearing Surfaces

97717          USA        GRANTED          14MR2000         6036001        856211           14MY1997
OWNER:   Rexnord Corporation
         TITLE:  SIDE-FLEXING CONVEYOR CONSTRUCTION

96710C         USA        GRANTED          28MR2000         6042271        093995           09JE1998
OWNER:   Rexnord Corporation
         TITLE:  Composite Bearing Structures

99708          USA        GRANTED          30MY2000         6068405        080314           15MY1998
OWNER:   Rexnord Corporation
         TITLE:  Diametrically Split Composite Spherical Bearing And Method of Producing Same

98708          USA        GRANTED          27JE2000         6080065        120948           22JL1998
OWNER:   Rexnord Corporation
         TITLE:  Tearing Configuration for Flexible Element of Elastomeric Coupling

99710          USA        GRANTED          11JL2000         6086495        247463           09FE1999
OWNER:   Rexnord Corporation
         TITLE:  Improved Split Sprocket Assembly

99721          USA        GRANTED          19DE2000         6161685        277297           26MR1999
OWNER:   Rexnord Corporation
         TITLE:  Thermoplastic Chain Link for a Modular Conveyor Chain

98706          USA        GRANTED          26DE2000         6164439        213311           16DE1998
OWNER:   Rexnord Corporation
         TITLE:  Thermoplastic Connecting Pin

99718          USA        GRANTED          09JA2001         6170346        324200           02JE1999
OWNER:   Rexnord Corporation
         TITLE:  Rotary-to-Linear Actuator

98705C         USA        GRANTED          30JA2001         6180574        571797           16MY2000
OWNER:   Rexnord Corporation

                                                                         Annex G
                                                                          Page 7

         TITLE: Self-Lubricating Bearing and Coating

97718          USA        GRANTED          06FE2001         6182353        614936           11MR1996
OWNER:   Rexnord Corporation
         TITLE:  Swaging Tool for Bearing Installation

99708D         USA        GRANTED          03AP2001         6209206        504094           14FE2000
OWNER:   Rexnord Corporation
         TITLE : Method of Producing Split Composite Spherical Bearing

98707          USA        GRANTED          19JE2001         6247582        217529           21DE1998
OWNER:   Rexnord Corporation
         TITLE:  Fiber Filled Chain Link for a Modular Conveyor Chain

99711          USA        GRANTED          19JE2001         6247583        420542           19OC1999
OWNER:   Rexnord Corporation
         TITLE:  Conveyor Chain for Transporting Articles

99067          USA        GRANTED          26JE2001         6250459        444935           22NO1999
OWNER:   Rexnord Corporation
         TITLE:  Conveyor Chain

97713C         USA        GRANTED          10JL2001         6257589        328349           08JE1999
OWNER:   Rexnord Corporation
         TITLE:  Aerospace Housing and Shaft Assembly with Noncontacting Seal

99715          USA        GRANTED          10JL2001         6257985        411705           01OC1999
OWNER:   Rexnord Corporation
         TITLE:  Global Shaft Coupling

98707C         USA        GRANTED          26MR2002         6360881        777931           06FE2001
OWNER:   Rexnord Corporation
         TITLE:  Fiber Filled Chain Link for a Modular Conveyor Chain

00706          USA        GRANTED          09AP2002         6367619        615236           13JL2000
OWNER:   Rexnord Corporation
         TITLE:  Conveyor Nose Bar (Low Friction Support Bar with Replaceable Insert)

85705D         USA        GRANTED          28AP1987         D289496        690694           11JA1985
OWNER:   Rexnord Corporation
         TITLE:

85704D         USA        GRANTED          28AP1987         D289497        690921           11JA1985
OWNER:   Rexnord Corporation
         TITLE:  CHAIN LINK

85703          USA        GRANTED          12MY1987         D289734        690690           11JA1985
OWNER:   Rexnord Corporation
         TITLE:  CHAIN LINK

85706          USA        GRANTED          17JA1989         D299424        745092           17JE1985
OWNER:   Rexnord Corporation
         TITLE:  CHAIN LINK

91706          USA        GRANTED          05JA1993         D332213        701974           16MY1991
OWNER:   Rexnord Corporation
         TITLE:  Conveyor Chain Link

02410          USA        GRANTED          14AP1987         4658195        736454           21MY1985
OWNER:   Rexnord Stearns Division
         TITLE:  Motor Control Circuit With Automatic Restart of Cut-in

02411          USA        GRANTED          17MY1988         4745347        911009           24SE1986
OWNER:   Rexnord Stearns Division
         TITLE:  Low Cost Instant Reversing Circuit

67703          USA        GRANTED          01NO1988         4782278        76297            22JL1987
OWNER:   Rexnord Stearns Division
         TITLE:  Motor Starting Circuit with Low Cost Comparator Hysteresis

                                                                         Aneex G
                                                                          Page 8

01446          USA        GRANTED          21MY1991         5017853        485952           27FE1990
OWNER:   Rexnord Stearns Division
         TITLE:  Spikeless Motor Starting Circuit

02415          USA        GRANTED          06JE1995         5421436        197733           17FE1994
OWNER:   Rexnord Stearns Division
         TITLE:  Orientation-Free Brake Mechanism

96713          USA        GRANTED          11NO1997         5685398        672248           28JE1996
OWNER:   Rexnord Stearns Division
         TITLE:  FAST RESPONSE ADJUSTABLE BRAKE

02416          USA        GRANTED          16DE1997         5697473        615416           14MR1996
OWNER:   Rexnord Stearns Division
         TITLE:  Brake Mechanism with Simplified Separator Springs

97722          USA        GRANTED          06AP1999         5892341        959911           29OC1997
OWNER:   Rexnord Stearns Division
         TITLE:  Quick Set Electric Motor Brake Control

99719          USA        GRANTED          01MY2001         6226167        377119           19AU1999
OWNER:   Rexnord Stearns Division
         TITLE:  Proving Switch

99720          USA        GRANTED          25SE2001         6293372        384360           26AU1999
OWNER:   Rexnord Stearns Division
         TITLE:  Friction Disc with Integral Anti-Rattle Portion for Electric Motor Brake

97722R         USA        GRANTED          27JE2000         5892341R       005430           09AU1999
OWNER:   Rexnord Stearns Division
         TITLE:  Quick Set Electric Motor Brake Control

00707          USA                         28MY2002         6394656        654628           05SE2000
OWNER:   Rexnord Corportion
         TITLE:  Retainerless Processing Roller Bearing

01445          USA                                                         247447           19SE2002
OWNER:   Rexnord Corportion
         TITLE:  Snap-In Bearing End Cap

01703          USA                                                         174213           17JE2002
OWNER:   Rexnord Corportion
         TITLE:  Link Having A Twisted Side Guard

01706P         USA                                                         60/402519        09AU2002
OWNER:   Rexnord Corportion
         TITLE:  Belt Splice Tension Loss Detector

02710P         USA                                                         60/396601        18JL2002
OWNER:   Rexnord Corportion
         TITLE:  Oven and Proofing Chain

02711P         USA                                                         60/412593        20SE2002
OWNER:   Rexnord Corportion
         TITLE:  Sealed Chain Link Assembly

02712P         USA                                                      NEW APPLICATION     27SE2002
OWNER:   Rexnord Corportion
         TITLE:  Composite Article Having Thermoplastic Elastomer Region On T

XXXX           USA                                                         32/50459         06JE2001
OWNER:   Rexnord Corportion
         TITLE:  U.S. Patent Application claiming Priority to EPO

                                                                         Annex G
                                                                          Page 9

Docket No.     Ctry       Status           Grant Dt.        Pat No.        App No           App Date
----------     ----       ------           --------         -------        ------           --------
XXXXX          USA        GRANTED                           6428436                         06AU2002
OWNER:   Rexnord Corporation
         TITLE:  Drive Sprocket with Relief Areas

XXXXX          USA        GRANTED                           5779027                         14JL1998
OWNER:   Rexnord Corporation
         TITLE:  Slideflexor Conveyor

XXXXX          USA        GRANTED                           5330045                         19JL1994
OWNER:   Rexnord Corporation
         TITLE:  Low backline pressure chain

XXXXX          USA        GRANTED                           5222920                         29JE1993
OWNER:   Rexnord Corporation
         TITLE:  Low Backline Pressure Chain

XXXXX          USA        GRANTED                           5096053                         17MR1992
OWNER:   Rexnord Corporation
         TITLE:  Conveyor Chain Assembly

XXXXX          USA        GRANTED                           5096050                         17MR1992
OWNER:   Rexnord Corporation
         TITLE:  Low Backline Pressure Chain

XXXXX          USA        GRANTED                           5020659                         04JN1991
OWNER:   Rexnord Corporation
         TITLE:  Conveyor Chain Assembly

XXXXX          USA        GRANTED                           4909380                         20MR1990
OWNER:   Rexnord Corporation
         TITLE:  Low Backline Pressure Chain

XXXXX          USA        GRANTED                           4858753                         22AU1989
OWNER:   Rexnord Corporation
         TITLE:  Conveyor Chain Assembly

XXXXX          USA        GRANTED                           4664243                         12MY1997
OWNER:   Rexnord Corporation
         TITLE:  Conveyor Roller and Beating Assembly

XXXXX          USA        GRANTED                           4586601                         06MY1986
OWNER:   Rexnord Corporation
         TITLE:  Magnetized Conveyor and Chain Links


ADDAX, INC.

Docket No.     Ctry       Grant Dt         Pat No.        App No           App Date
----------     ----       --------         -------        ------           --------
93716          USA        10JA1995         5379964          103900         10AU1993
OWNER:   Addax, Inc.
         TITLE:  COMPOSITE EXPANDABLE SHAFT

96716          USA        10MR1998         5724715          674472         16JE1996
OWNER:   Addax, Inc.
         TITLE:  COMPOSITE FLANGE FOR DRIVE SHAFTS

XXXXX          USA        09AP1991         5006983          406157         12SEP1989
OWNER:   Addax, Inc.
         TITLE:  SERVICE ALLOCATION SYSTEM

XXXX           USA        GRANTED          30JL1996         5540621        18JE1990
OWNER:   Addax, Inc.

                                                                         Annex G
                                                                         Page 10

         TITLE: Rotary Coupling Appartus Using Composite Materials


PT COMPONENTS INC.

Docket No.     Ctry       Grant Dt         Pat No.        App No           App Date
----------     ----       --------         -------        ------           --------
02412          USA        14JE1998         4751450          910931         24SE1986
OWNER:  PT COMPONENTS INC.
         TITLE:  Low Cost, Protective Start From Coast Circuit


W.M. BERG INC.(1)

Docket No.     Ctry       Grant Dt         Pat No.        App No           App Date
----------     ----       --------         -------        ------           --------
               USA        24MR1981         4257265          029315         12AP1979
OWNER:  Winfred M. Berg, Inc.
         TITLE:  Lockwasher.

               USA        11AU1981         4283184          034554         30AP1979
OWNER:   Winfred M. Berg, Inc.
         TITLE:  Non-Metallic Silent Chain

               USA        20MR1984         4437849          047716         12JU1979
OWNER:   Winfred M. Berg, Inc.
         TITLE:  Replacement Drive Belt.


          THIRD PARTY OWNERS OF REXNORD BUSINESS INTELLECTUAL PROPERTY

(i)    U.S. PATENT NO. 5,379,964: JOINTLY OWNED BY ADDAX, INC. AND GOLDENROD,
       INC.

(ii)   U.S. PATENT NO. 5,369,833: POTENTIAL COMPETING CLAIMS OF OWNERSHIP

On November 3, 1994, U.S. patent application 025,364 was assigned by Athey Products Corporation to Rexnord Corp. (assignment recorded at USPTO on November 14, 1994). This application matured into Patent No. 5,396,833(the '833 patent) on Decemeber 6, 1994.

On June 30, 1999, Athey Products Corporation granted Nationscredit Commercial Corporation a Security Interest in the '833 patent (the security interest recorded at USPTO on July 9, 1999).

On February 20, 2001, Athey Products Corporation assigned the '833 patent to Five Star Manufacturing LLC (assignment recorded with USPTO on April 19, 2001).

----------

(1) The following three patents are listed by the Patent and Trademark Office as being assigned to Winfred M. Berg, Inc., an entity whose name was changed to W.M. Berg Inc. on September 26, 1994.

                                                                         Annex G
                                                                         Page 11

       THIRD PARTY INFRINGEMENT ON OR VIOLATION OF REXNORD BUSINESS INTELLECTUAL PROPERTY

(i)    JEFFREY CHAIN CORPORATION:

       Infringement of Rexnord Corp.'s U.S. Patent No. 5,269,729 by Jeffrey Chain 6875RSJ product.
       Status: Rexnord wrote letter to Jeffrey Chain. Jeffrey Chain counsel sent letter dated 6/12/02 indicating they were looking into the matter.

(ii)   UNI-CHAINS, MFG.:

       Infringement of Rexnord Corp.'s U.S. Pat. Nos. 4,809,846 and 5,662,211.
       Status: Rexnord sent letter to Uni-chains. Counsel for Uni-chains said company is looking into the matter and has pulled products cited by Rexnord Corp. from U.S. market.

(iii)  SOLUS INDUSTRIAL INNOVATIONS, LLC:
       Infringement of Rexnord Corp.'s U.S. Pat. No. 5,896,980 by Solus #118 Rail Splice Clamp.
       Status: Rexnord sent letters to Solus dated April 24, 2002 and June 5, 2002 asking Solus to look into the matter.

(iv)   SPAN TECH:
       Infringement of U.S. Pat. No. 5,330,045 by products Span Tech is selling.
       Status: Rexnord offered Span Tech license in '045 patent. In letter dated June 6, 2002, Span Tech requested a proposed license agreement. Proposed agreement was sent to Span Tech. In a letter dated September 5, 2002, Span Tech acknowledged receipt and indicated that it is considering the license.

(v)    HABASIT AG:
       Infringement of U.S. Patent No. 5,253,749.
       Status: Rexnord inquired as to whether any of Habasit's products are infringing the 5,253,749 patent in a letter dated 4/15/2002, which was sent in response to Habasit's allegations of infringement by Rexnord of its U.S. Patent No. 6,330,941. In the same letter, Rexnord asserts that the Habasit patent is invalid in light of Rexnord's patent.

(vi)   HANGZOU DONGHUA CHAIN FACTORY:
       Infringement of REXNORD mark by Hangzou, who has filed the following marks for competing goods:
               Appl. No.:        1,511,347
               Mark:             REXNORD
               Filing Date:      August 19, 1999
               Country:          China
               Goods (sub-class): Chains for land vehicles, chains for motocylces, chains for bicycles, driving chains for land vehicles.

                                                                         Annex G
                                                                         Page 12

               Appl. No.:        1,510,736
               Mark:             REXNORD
               Filing Date:      August 19, 1999
               Country:          China
               Goods (sub-class): Chains other than for land vehicles, driving chains other than for land vehicles.

          Status: Rexnord Corp. filed oppositions to the applications. The matter is still pending.

(vii)    PERKINELMER:

         Possible infringement of U.S. Patent Nos. 5,941,532 and 6,257,589.
         Status: A letter dated 8/26/2002 has been sent to PerkinElmer regarding possible infringement of Rexnord patents. Rexnord received a letter dated September 16, 2002 from PerkinElmer asserting that the patents at issue are not infringed and/or are invalid.

                                                                         ANNEX H
                                                                              to
                                                              SECURITY AGREEMENT

                             SCHEDULE OF COPYRIGHTS


                                      None

                                                                         ANNEX I
                                                                              to
                                                              SECURITY AGREEMENT

                       FORM OF GRANT OF SECURITY INTEREST
                           IN UNITED STATES TRADEMARKS

          FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a ____________ ____________ (the "Grantor") with principal offices at _______________________, hereby assigns and grants to Deutsche Bank Trust Company Americas, as Collateral Agent, with principal offices at 31 West 52nd Street, New York, New York 10019 (the "Grantee"), a security interest in (i) all of the Grantor's right, title and interest in and to the United States trademarks, trademark registrations and trademark applications (the "Marks") set forth on Schedule A attached hereto,
(ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Marks, (iii) the goodwill of the businesses with which the Marks are associated and (iv) all causes of action arising prior to or after the date hereof for infringement of any of the Marks or unfair competition regarding the same.

          THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of November 25, 2002 (as amended, modified, restated and/or supplemented from time to time, the "Security Agreement"). At the request and expense of the Grantor upon or after the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Marks acquired under this Grant.

          This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and

                                                                         Annex I
                                                                          Page 2

provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

   [Remainder of this page intentionally left blank; signature page follows.]

                                    *   *   *

                                                                         Annex I
                                                                          Page 3

          IN WITNESS WHEREOF, the undersigned have executed this Grant as of the _______ day of _________________, ________.

                                      [NAME OF GRANTOR], Grantor


                                      By: --------------------------------------
                                          Name:
                                          Title:


                                      DEUTSCHE BANK TRUST COMPANY
                                       AMERICAS, as Collateral Agent and Grantee


                                      By: --------------------------------------
                                          Name:
                                          Title:

STATE OF ______________)
                       ) ss.:
COUNTY OF _____________)

          On this ______ day of _________, _______, before me personally came ______________________ who, being by me duly sworn, did state as follows: that [s]he is _________________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said ________ and that [s]he did so by authority of the [Board of Directors] of said _______________.


                                                      --------------------------
                                                             Notary Public

STATE OF ______________)
                       )  ss:
COUNTY OF _____________)

          On this ______ day of __________, _______, before me personally came ____________________________ who, being by me duly sworn, did state as follows: that [s]he is _______________________ of Deutsche Bank Trust Company Americas, that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.


                                                      --------------------------
                                                             Notary Public

                                                                      SCHEDULE A


    MARK                          REG. NO.                       REG. DATE
    ----                          --------                       ---------


                                                                         ANNEX J
                                                                              to
                                                              SECURITY AGREEMENT

                       FORM OF GRANT OF SECURITY INTEREST
                            IN UNITED STATES PATENTS

          FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a _____________ ___________(the "Grantor") with principal offices at _________________________________, hereby assigns and grants to Deutsche Bank Trust Company Americas, as Collateral Agent, with principal offices at 31 West 52nd Street, New York, New York 10019 (the "Grantee"), a security interest in (i) all of the Grantor's rights, title and interest in and to the United States patents (the "Patents") set forth on Schedule A attached hereto, in each case together with (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Patents, and (iii) all causes of action arising prior to or after the date hereof for infringement of any of the Patents or unfair competition regarding the same.

          THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of November 25, 2002 (as amended, modified, restated and/or supplemented from time to time, the "Security Agreement"). At the request and expense of the Grantor upon or after the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Patents acquired under this Grant.

                                                                         Annex J
                                                                          Page 2

          This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

   [Remainder of this page intentionally left blank; signature page follows.]

                                   *    *    *

                                                                         Annex J
                                                                          Page 3

          IN WITNESS WHEREOF, the undersigned have executed this Grant as of the ___________day of _______, _________________.

                                      [NAME OF GRANTOR], Grantor


                                      By:--------------------------------------
                                         Name:
                                         Title:

                                      DEUTSCHE BANK TRUST COMPANY
                                       AMERICAS, as Collateral Agent and Grantee

                                      By:--------------------------------------
                                         Name:
                                         Title

STATE OF __________)
                   ) SS:
COUNTY OF _________)


          On this ________ day of _________, ____________, before me personally came __________ who, being by me duly sworn, did state as follows: that [s]he is __________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said _________ and that [s]he did so by authority of the Board of Directors of said ___________.

                                                      --------------------------
                                                             Notary Public

STATE OF __________)
                   ) SS:
COUNTY OF _________)

                On this __________ day of _________, _________, before me
personally came ________ who, being by me duly sworn, did state as follows: that [s]he is ________ of Deutsche Bank Trust Company Americas, that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.


                                                      --------------------------
                                                            Notary Public

                                                                      SCHEDULE A

   PATENT                          PATENT NO.                         ISSUE DATE
   ------                          ----------                         ----------


                                                                         ANNEX K
                                                                              to
                                                              SECURITY AGREEMENT

                       FORM OF GRANT OF SECURITY INTEREST
                           IN UNITED STATES COPYRIGHTS


                WHEREAS, [Name of Grantor], a _____________ _____________ (the
"Grantor"), having its chief executive office at _____________, _____________, is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto;

                WHEREAS, DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent, having its principal offices at 31 West 52nd Street, New York, New York 10019 (the "Grantee"), desires to acquire a security interest in said copyrights and copyright registrations and applications therefor; and

                WHEREAS, the Grantor is willing to assign to the Grantee, and to grant to the Grantee a security interest in and lien upon the copyrights and copyright registrations and applications therefor described above.

                NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement, dated as of November 25, 2002, made by the Grantor, the other assignors from time to time party thereto and the Grantee (as amended, modified, restated and/or supplemented from time to time, the "Security Agreement"), the Grantor hereby assigns to the Grantee as collateral security, and grants to the Grantee a security interest in, the copyrights and copyright registrations and applications therefor set forth in Schedule A attached hereto.

                This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

   [Remainder of this page intentionally left blank; signature page follows.]

                                  *    *    *

                                                                         Annex K
                                                                          Page 2

                IN WITNESS WHEREOF, the undersigned have executed this Grant as of the _____________day of ________, ______________.


                                     [NAME OF GRANTOR], as Grantor

                                     By:---------------------------------------
                                        Name:
                                        Title:


                                     DEUTSCHE BANK TRUST COMPANY
                                       AMERICAS, as Collateral Agent and Grantee


                                     By:---------------------------------------
                                        Name:
                                        Title:

STATE OF __________)
                   ) SS:
COUNTY OF _________)


                On this __________ day of ___________, _________, before me personally came __________, who being duly sworn, did depose and say that [s]he is __________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.


                                                      -----------------------
                                                          Notary Public

STATE OF __________)
                   ) SS.:
COUNTY OF _________)

                On this ___________ day of ________, _______, before me
personally came __________ who, being by me duly sworn, did state as follows: that [s]he is ___________ of Deutsche Bank Trust Company Americas, that [s]he is authorized to execute the foregoing Grant on behalf of said _________ and that [s]he did so by authority of the Board of Directors of said __________.


                                                      -----------------------
                                                          Notary Public

                                                                      SCHEDULE A

                                 U.S. COPYRIGHTS

RESIGISTRATION                      PUBLICATION                        COPYRIGHT
   NUMBERS                             DATE                              TITLE
--------------                      -----------                        ---------



                                                                       EXHIBIT I

                              SOLVENCY CERTIFICATE

To the Administrative Agent and each of the Lenders party to the Credit Agreement referred to below:

         I, the undersigned, the Chief Financial Officer of RBS Global, Inc. ("Holdings") a Delaware corporation, in that capacity only and not in my individual capacity (and without personal liability), do hereby certify as of the date hereof, and based upon facts and circumstances as they exist as of the date hereof (and disclaiming any responsibility for changes in such fact and circumstances after the date hereof), that:

         1. This Certificate is furnished to the Lenders pursuant to Section 5.01(m)(i) of the Credit Agreement, dated as of November 25, 2002 among Holdings, Rexnord Corporation, the lenders from time to time party hereto (each, a "Lender" and, collectively, the "Lenders"), Deutsche Bank Trust Company Americas, as Administrative Agent, General Electric Capital Corporation and Wachovia Bank, National Association, as Co-Documentation Agents, and Deutsche Bank Securities Inc. and Credit Suisse First Boston, acting through its Cayman Islands Branch, as Joint Lead Arrangers and Joint Book Runners. Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

         2. For purposes of this Certificate, the terms below shall have the following definitions:

         (a)    "Fair Value"

                The amount at which the assets, in their entirety, of Holdings and its Subsidiaries taken as whole, would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.

         (b)    "Present Fair Salable Value"

                The amount that could be obtained by an independent willing seller from an independent willing buyer if the assets of Holdings and its Subsidiaries taken as a whole are sold with reasonable promptness in an arm's-length transaction under present conditions for the sale of comparable business enterprises insofar as such conditions can be reasonably evaluated.

         (c)    "New Financing"

                The Indebtedness incurred or to be incurred by Holdings and its Subsidiaries under the Credit Documents (assuming the full utilization by the Borrower of the Total Commitments under the Credit Agreement) and all other financings (including, without limitation, the Senior Subordinated

                                                                       Exhibit I
                                                                          Page 2

                Notes) contemplated by the Credit Documents, in each case after giving effect to the Transaction and the incurrence of all financings in connection therewith.

         (d)    "Stated Liabilities"

                The recorded liabilities (including contingent liabilities that would be recorded in accordance with GAAP) of Holdings and its Subsidiaries taken as a whole as of the date hereof after giving effect to the consummation of the Transaction, determined in accordance with GAAP consistently applied, together with the amount of all New Financing.

         (e)    "Identified Contingent Liabilities"

                The maximum estimated amount of liabilities reasonably likely to result from pending litigation, asserted claims and assessments, guaranties, uninsured risks and other contingent liabilities of Holdings and its Subsidiaries taken as a whole after giving effect to the Transaction (including all fees and expenses related thereto but exclusive of such contingent liabilities to the extent reflected in Stated Liabilities), as identified and explained in terms of their nature and estimated magnitude by responsible officers of Holdings or that have been identified as such by an officer of Holdings.

         (f) "Will be able to pay its Stated Liabilities, including Identified Contingent Liabilities, as they mature"

                For the period from the date hereof through the stated maturity of all New Financing, Holdings and its Subsidiaries taken as a whole will have sufficient assets and cash flow to pay their respective Stated Liabilities and Identified Contingent Liabilities as those liabilities mature or otherwise become payable.

         (g)    "Does not have Unreasonably Small Capital"

                For the period from the date hereof through the stated maturity of all New Financing, Holdings and its Subsidiaries taken as a whole after consummation of the Transaction and all Indebtedness (including the Loans and the Senior Subordinated Notes) being incurred or assumed and Liens created by Holdings and its Subsidiaries in connection therewith, is a going concern and has sufficient capital to ensure that it will continue to be a going concern for such period and to remain a going concern.

         3. For purposes of this Certificate, I, or officers of Holdings under my direction and supervision, have performed the following procedures as of and for the periods set forth below.

                                                                       Exhibit I
                                                                          Page 3

         (a) I have reviewed the financial statements (including the PRO FORMA financial statements) referred to in Section 6.10 of the Credit Agreement.

         (b) I have made inquiries of certain officials of Holdings and its Subsidiaries who have responsibility for financial and accounting matters regarding (i) the existence and amount of Identified Contingent Liabilities associated with the business of Holdings and its Subsidiaries and (ii) whether the unaudited PRO FORMA consolidated financial statements referred to in paragraph (a) above are in conformity with GAAP applied on a basis consistent with that of Holdings' audited financial statements as of March 31, 2002.

         (c) I have knowledge of and have reviewed to my satisfaction the Credit Documents and the respective Annexes and Exhibits thereto.

         (d)    With respect to Identified Contingent Liabilities, I:

                1. inquired of certain officials of Holdings and its Subsidiaries who have responsibility for legal, financial and accounting matters as to the existence and estimated liability with respect to all contingent liabilities associated with the business of Holdings and its Subsidiaries; and

                2. confirmed with officers of Holdings and its Subsidiaries that, to the best of such officers' knowledge, (i) all appropriate items were included in Stated Liabilities or Identified Contingent Liabilities and that (ii) the amounts relating thereto were the maximum estimated amount of liabilities reasonably likely to result therefrom as of the date hereof.

         (e) I have made inquiries of certain officers of Holdings and its Subsidiaries who have responsibility for financial reporting and accounting matters regarding whether they were aware of any events or conditions that, as of the date hereof, would cause Holdings and its Subsidiaries taken as a whole, after giving effect to the consummation of the Transaction and the related financing transactions (including the incurrence of the New Financing), to (i) have assets with a Fair Value or Present Fair Salable Value that are less than the sum of Stated Liabilities and Identified Contingent Liabilities; (ii) have Unreasonably Small Capital; or (iii) not be able to pay their respective Stated Liabilities and Identified Contingent Liabilities as they mature or otherwise become payable.

         4. Based on and subject to the foregoing, I hereby certify on behalf of Holdings that, after giving effect to the consummation of the Transaction and the related financing transactions (including the incurrence of the New Financing), it is my opinion that (i) the Fair Value and Present Fair Salable Value of the assets of Holdings and its Subsidiaries, taken as a whole, exceed their Stated Liabilities and Identified Contingent Liabilities; (ii) Holdings and its

                                                                       Exhibit I
                                                                          Page 4

Subsidiaries, taken as a whole, do not have Unreasonably Small Capital; and
(iii) Holdings and its Subsidiaries, taken as a whole, will be able to pay their Stated Liabilities and Identified Contingent Liabilities as they mature or otherwise become payable.

                IN WITNESS WHEREOF, the undersigned has set his hand this 25th day of November, 2002.

                                              RBS GLOBAL, INC.

                                              By:-------------------------------
                                                 Name:
                                                 Title:

                                                                       EXHIBIT J
                                                           CONFORMED AS EXECUTED

                              SUBSIDIARIES GUARANTY

                SUBSIDIARIES GUARANTY, dated as of November 25, 2002, (as amended, modified or supplemented from time to time, this "Guaranty"), made by each of the undersigned guarantors (each a "Guarantor" and, together with any other entity that becomes a guarantor hereunder pursuant to Section 26 hereof, the "Guarantors"). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H :

                WHEREAS, RBS Global, Inc. ("HOLDINGS"), Rexnord Corporation (the "Borrower"), the lenders from time to time party thereto (the "LENDERS"), Deutsche Bank Trust Company Americas, as Administrative Agent (together with any successor Administrative Agent, the "Administrative Agent"), General Electric Capital Corporation and Wachovia Bank, National Association, as Co-Documentation Agents, and Deutsche Bank Securities Inc. and Credit Suisse First Boston, acting through its Cayman Islands Branch, as Joint Lead Arrangers and Joint Book Runners (the "Joint Lead Arrangers") have entered into a Credit Agreement, dated as of November 25, 2002 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of, and participation in, Letters of Credit for the account of, the Borrower as contemplated therein (the Lenders, the Collateral Agent, the Letter of Credit Issuers, the Administrative Agent and each other Agent are herein called the "Lender Creditors");

                WHEREAS, the Borrower and one or more of its Subsidiaries may at any time and from time to time enter into one or more Interest Rate Protection Agreements (each such Interest Rate Protection Agreement, except to the extent expressly stated therein that the liabilities and indebtedness thereunder are not "Obligations" for the purposes of this Agreement, a "Covered Agreement" and, collectively the "Covered Agreements") with one or more Lenders or any affiliate thereof (each such Lender or affiliate party to any such Covered Agreement, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors" and, together with the Lender Creditors, the "Secured Creditors");

                WHEREAS, each Guarantor is a direct or indirect Subsidiary or, in the case of Intermediate Holdco, the immediate Parent of the Borrower;

                WHEREAS, it is a condition to the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty; and

                WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans to, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement and the entering into by the Borrower and one or more of its Subsidiaries of Covered

                                                                       Exhibit J
                                                                          Page 2

Agreements and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph;

                NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Secured Creditors and hereby covenants and agrees with each Secured Creditor as follows:

                1. Each Guarantor, jointly and severally, irrevocably, absolutely and unconditionally guarantees: (i) to the Lender Creditors the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of, premium, if any, and interest on the Notes issued by, and the Loans made to, the Borrower under the Credit Agreement, and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit and (y) all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness owing by the Borrower to the Lender Creditors under the Credit Agreement and each other Credit Document to which the Borrower is a party (including, without limitation, indemnities, Fees and interest thereon (including, in each case, any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the Credit Agreement, whether or not such interest is an allowed claim in any such proceeding), whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and any such other Credit Document and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in all such Credit Documents (all such principal, premium, interest, liabilities, indebtedness and obligations, except to the extent consisting of obligations, liabilities or indebtedness with respect to Covered Agreements, being herein collectively called the "Credit Document Obligations"); and (ii) to each Other Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness (including, in each case, any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the respective Covered Agreements, whether or not such interest is an allowed claim in any such proceeding) owing by the Borrower and/or one or more of its Susidiaries under any Covered Agreement, whether now in existence or hereafter arising, and the due performance and compliance by the Borrower and such Subsidiaries with all of the terms, conditions and agreements contained in each Covered Agreement to which it is a party (all such obligations, liabilities and indebtedness being herein collectively called the "Other Obligations" and, together with the Credit Document Obligations, the "Guaranteed Obligations"). As used herein, the term "Guaranteed Party" shall mean the Borrower and each Subsidiary thereof party to any Covered Agreement with an Other Creditor. Each Guarantor understands, agrees and confirms that the Secured Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against such Guarantor without proceeding against any other Guarantor, the Borrower, any other Guaranteed Party, against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations.

                                                                       Exhibit J
                                                                          Page 3

                2. Additionally, each Guarantor, jointly and severally, unconditionally, absolutely and irrevocably, guarantees the payment of any and all Guaranteed Obligations whether or not due or payable by the Borrower or any other Guaranteed Party upon the occurrence in respect of the Borrower or any such other Guaranteed Party of any of the events specified in Section 9.05 of the Credit Agreement, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Secured Creditors, or order, on demand upon or after the occurrence of the events described above. This Guaranty shall constitute a guaranty of payment, and not of collection.

                3. The liability of each Guarantor hereunder is primary, absolute, joint and several, and unconditional and is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower or any other Guaranteed Party whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever, including, without limitation: (a) any direction as to application of payment by the Borrower or any other Guaranteed Party or by any other party,
(b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower or any other Guaranteed Party, (e) any payment made to any Secured Creditor on the indebtedness which any Secured Creditor repays the Borrower or any other Guaranteed Party pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (f) any action or inaction by the Secured Creditors as contemplated in Section 6 hereof or (g) any invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor.

                4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor, the Borrower or any other Guaranteed Party, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor, the Borrower or any other Guaranteed Party and whether or not any other Guarantor, any other guarantor, the Borrower or any other Guaranteed Party be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefits of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or any other Guaranteed Party or other circumstance which operates to toll any statute of limitations as to the Borrower or any other Guaranteed Party shall operate to toll the statute of limitations as to each Guarantor.

                5. Each Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Administrative Agent or any other Secured Creditor against, and, except for such notice as is expressly required pursuant to the Credit Documents or the relevant Covered Agreement, as applicable, any other notice to, any party liable thereon (including such Guarantor, any other Guarantor, any other guarantor, the Borrower or any other Guaranteed Party).

                                                                       Exhibit J
                                                                          Page 4

                6. Any Secured Creditor may at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

                (a) change the manner, place or terms of payment of, and/or change, increase or extend the time of payment of, renew or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon or the principal amount thereof), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, impair, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

                (c) exercise or refrain from exercising any rights against the Borrower, any other Guaranteed Party, any other Credit Party, any Subsidiary thereof or otherwise act or refrain from acting;

                (d) release or substitute any one or more endorsers, Guarantors, other guarantors, the Borrower, any other Guaranteed Party, or other obligors;

                (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower or any other Guaranteed Party to creditors of the Borrower or such other Guaranteed Party other than the Secured Creditors;

                (f) apply any sums in accordance with the terms of the Credit Documents or the relevant Covered Agreement, as applicable, by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower or any other Guaranteed Party to the Secured Creditors pursuant to the Credit Document or the relevant Covered Agreement, as applicable, regardless of what liabilities of the Borrower or such other Guaranteed Party remain unpaid;

                (g) consent to or waive any breach of, or any act, omission or default under, any of the Covered Agreements, the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Covered Agreements, the Credit Documents or any of such other instruments or agreements, in each case in accordance with the terms thereof;

                (h) act or fail to act in any manner which may deprive such Guarantor of its right to subrogation against the Borrower or any other Guaranteed Party to recover full indemnity for any payments made pursuant to this Guaranty; and/or

                                                                       Exhibit J
                                                                          Page 5

                (i) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of such Guarantor from its liabilities under this Guaranty.

                7. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Secured Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Secured Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Secured Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Secured Creditor to inquire into the capacity or powers of the Borrower or any other Guaranteed Party or the officers, directors, partners or agents acting or purporting to act on its or their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                8. Any indebtedness of the Borrower or any other Guaranteed Party now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower or such other Guaranteed Party to the Secured Creditors, and such indebtedness of the Borrower or such other Guaranteed Party to any Guarantor, if the Administrative Agent or the Collateral Agent, after the occurrence and during the continuance of an Event of Default, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Secured Creditors and be paid over to the Secured Creditors on account of the indebtedness of the Borrower or the other Guaranteed Parties to the Secured Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Secured Creditors that it will not be exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been paid in full in cash.

                9. (a) Each Guarantor waives any right (except as shall be required by applicable law and cannot be waived) to require the Secured Creditors to: (i) proceed against the Borrower, any other Guaranteed Party, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; (ii) proceed against or exhaust any security held from the Borrower, any other Guaranteed Party, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; or (iii) pursue any other remedy in the Secured Creditors' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, any other Guaranteed Party, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guaranteed Party, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Guaranteed Party other than payment in full of the Guaranteed

                                                                       Exhibit J
                                                                          Page 6

Obligations in cash. The Secured Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or the other Secured Creditors by one or more judicial or nonjudicial sales, or exercise any other right or remedy the Secured Creditors may have against the Borrower, any other Guaranteed Party or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full in cash. Each Guarantor waives any defense arising out of any such election by the Secured Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower, any other Guaranteed Party or any other party or any security.

                (b) Each Guarantor waives all presentments, demands for performance, protests and, except as is expressly required under the Credit Documents or the relevant Covered Agreement, notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's and each other Guaranteed Party's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Secured Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

                10. The Secured Creditors agree that this Guaranty may be enforced only by the action of the Administrative Agent or the Collateral Agent, in each case acting upon the instructions of the Required Lenders (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least a majority of the outstanding Other Obligations) and that no other Secured Creditors shall have any right individually to seek to enforce or to enforce this Guaranty, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent or, after all the Credit Document Obligations have been paid in full, by the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Guaranty. The Secured Creditors further agree that this Guaranty may not be enforced against any director, officer, employee, partner, member or stockholder of any Guarantor (except to the extent such partner, member or stockholder is also a Guarantor hereunder).

                11. In order to induce the Lenders to make Loans to, and issue Letters of Credit for the account of, the Borrower pursuant to the Credit Agreement, and in order to induce the Other Creditors to execute, deliver and perform the Covered Agreements, each Guarantor represents, warrants and covenants that:

                (a) Such Guarantor (i) is a duly organized and validly existing corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization,
(ii) has the corporate, partnership or limited liability company power and authority, as the case may be, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its

                                                                       Exhibit J
                                                                          Page 7

business requires such qualification except for failures to be so qualified which, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                (b) Such Guarantor has the corporate, partnership or limited liability company power and authority, as the case may be, to execute, deliver and perform the terms and provisions of this Guaranty and each other Credit Document to which it is a party and has taken all necessary corporate, partnership or limited liability company action, as the case may be, to authorize the execution, delivery and performance by it of this Guaranty and each such other Credit Document. Such Guarantor has duly executed and delivered this Guaranty and each other Credit Document to which it is a party, and this Guaranty and each such other Credit Document constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability hereof or thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                (c) Neither the execution, delivery or performance by such Guarantor of this Guaranty or any other Credit Document to which it is a party, nor compliance by it with the terms and provisions hereof and thereof, will (i) contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of such Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement, or any other material agreement, contract or instrument to which such Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) violate any provision of the certificate or articles of incorporation or by-laws (or equivalent organizational documents) of such Guarantor or any of its Subsidiaries.

                (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required for, (i) the execution, delivery and performance of this Guaranty by such Guarantor or any other Credit Document to which such Guarantor is a party or
(ii) the legality, validity, binding effect or enforceability of this Guaranty or any other Credit Document to which such Guarantor is a party.

                (e) There are no actions, suits or proceedings pending or, to such Guarantor's knowledge, threatened (i) with respect to this Guaranty or any other Credit Document to which such Guarantor is a party or (ii) with respect to such Guarantor or any of its Subsidiaries that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                12. Each Guarantor covenants and agrees that on and after the Effective Date and until the termination of the Total Commitment and all Covered Agreements and until such time as no Note or Letter of Credit remains outstanding and all Guaranteed Obligations have

                                                                       Exhibit J
                                                                          Page 8

been paid in full, such Guarantor will comply, and will cause each of its Subsidiaries to comply, with all of the applicable provisions, covenants and agreements contained in Sections 7 and 8 of the Credit Agreement, and will take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that it is not in violation of any provision, covenant or agreement contained in Section 7 or 8 of the Credit Agreement, and so that no Default or Event of Default is caused by the actions of such Guarantor or any of its Subsidiaries.

          13. The Guarantors hereby jointly and severally agree to pay (to the extent such amounts are not paid by the Borrower pursuant to Section 12.01 of the Credit Agreement) all reasonable out-of-pocket costs and expenses of each Secured Creditor actually incurred in connection with the enforcement of this Guaranty and of the Administrative Agent in connection with any amendment, waiver or consent relating hereto (including, in each case, without limitation, the reasonable fees and disbursements of White & Case LLP).

          14. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Secured Creditors and their successors and permitted assigns.

          15. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each Guarantor directly affected thereby and with the written consent of either (x) the Required Lenders (or, to the extent required by Section 12.12 of the Credit Agreement, with the written consent of each Lender) at all times prior to the time on which all Credit Document Obligations have been paid in full or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Credit Document Obligations have been paid in full; PROVIDED, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors (as defined below) of such Class of Secured Creditors (it being understood that the addition or release of any Guarantor hereunder in accordance with the terms hereof or the Credit Agreement shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released and shall not require the consent of any Secured Creditor other than the Administrative Agent). For the purpose of this Guaranty, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Guaranty, the term "Requisite Creditors" of any Class shall mean (x) with respect to the Credit Document Obligations, the Required Lenders (or, to the extent required by Section 12.12 of the Credit Agreement, each Lender) and (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Covered Agreements.

          16. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents and Covered Agreements (if any) has been made available to a senior officer of such Guarantor and such officer is familiar with the contents thereof.

          17. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Secured Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance

                                                                       Exhibit J
                                                                          Page 9

of (i) an Event of Default, each Lender Creditor and (ii) any payment default under any Covered Agreement continuing after any applicable grace period, each Other Creditor party thereto), in each case, is hereby authorized, at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special but not trust accounts) and any other indebtedness at any time held or owing by such Lender Creditor or Other Creditor, as the case may be, to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Lender Creditor or Other Creditor, as the case may be, under this Guaranty, irrespective of whether or not such Lender Creditor or Other Creditor, as the case may be, shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. Each Secured Creditor agrees to promptly notify the relevant Guarantor after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

          18. All notices, requests, demands or other communications pursuant hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Administrative Agent or any Guarantor shall not be effective until received by the Administrative Agent or such Guarantor, as the case may be. All notices and other communications shall be in writing and addressed to such party (i) in the case of any Lender Creditor, as provided in the Credit Agreement, (ii) in the case of any Guarantor, Rexnord Corporation, 4701 West Greenfield Avenue, Milwaukee, WI 53214, Attention: Chief Financial Officer, Telephone No.: (414)643-3000, Facsimile No.: (414)643-3078, and (iii) in the case of any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Guarantors; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

          19. If claim is ever made upon any Secured Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower or any other Guaranteed Party) then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Borrower or any other Guaranteed Party, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

          20. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE SECURED CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty or any other Credit Document to which any Guarantor is a party may be brought in the courts of the State of

                                                                       Exhibit J
                                                                         Page 10

New York or of the United States of America for the Southern District of New York in each case which are located in the County of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. Each Guarantor hereby further irrevocably waives any claim that any such court lacks personal jurisdiction over such Guarantor, and agrees not to plead or claim in any legal action or proceeding with respect to this Guaranty or any other Credit Document to which such Guarantor is a party brought in any of the aforesaid courts that any such court lacks personal jurisdiction over such Guarantor. Each Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Guarantor at its address set forth in Section 18 hereof or subsequently noticed in accordance therewith, such service to become effective 30 days after such mailing. Each Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document to which such Guarantor is a party that such service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any of the Secured Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.

          (b) Each Guarantor hereby irrevocably waives (to the fullest extent permitted by applicable law) any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other Credit Document to which such Guarantor is a party brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

          (c) EACH GUARANTOR AND EACH SECURED CREDITOR (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY) HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS TO WHICH SUCH GUARANTOR IS A PARTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          21. In the event that all of the Equity Interests of one or more Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of Section 8.02 of the Credit Agreement (or such sale or other disposition has been approved in writing by the Required Lenders (or all the Lenders if required by Section 12.12 of the Credit Agreement)) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement, to the extent applicable, such Guarantor shall upon consummation of such sale or other disposition (except to the extent that such sale or disposition is to Holdings or another Subsidiary thereof) be released from this Guaranty automatically and without further action and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the Equity Interests of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 21).

                                                                       Exhibit J
                                                                         Page 11

          22. At any time a payment in respect of the Guaranteed Obligations is made under this Guaranty, the right of contribution of each Guarantor against each other Guarantor shall be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a "Relevant Payment") is made on the Guaranteed Obligations under this Guaranty. At any time that a Relevant Payment is made by a Guarantor that results in the aggregate payments made by such Guarantor in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Guarantor's Contribution Percentage (as defined below) of the aggregate payments made by all Guarantors in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the "Aggregate Excess Amount"), each such Guarantor shall have a right of contribution against each other Guarantor who has made payments in respect of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Guarantor's Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the "Aggregate Deficit Amount") in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors multiplied by (y) the Aggregate Deficit Amount of such other Guarantor. A Guarantor's right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the time of each computation; PROVIDED that no Guarantor may take any action to enforce such right until the Guaranteed Obligations have been irrevocably paid in full in cash, it being expressly recognized and agreed by all parties hereto that any Guarantor's right of contribution arising pursuant to this Section 22 against any other Guarantor shall be expressly junior and subordinate to such other Guarantor's obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Guaranty. As used in this Section 22: (i) each Guarantor's "Contribution Percentage" shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Guarantor by (y) the aggregate Adjusted Net Worth of all Guarantors; (ii) the "Adjusted Net Worth" of each Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Guarantor and (y) zero; and (iii) the "Net Worth" of each Guarantor shall mean the amount by which the fair saleable value of such Guarantor's assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under this Guaranty or any guaranteed obligations arising under any guaranty of the Senior Subordinated Notes) on such date. Notwithstanding anything to the contrary contained above,
(A) any Guarantor that is released from this Guaranty pursuant to Section 21 hereof shall thereafter have no contribution obligations, or rights, pursuant to this Section 22, and at the time of any such release, if the released Guarantor had an Aggregate Excess Amount or an Aggregate Deficit Amount, same shall be deemed reduced to $0, and the contribution rights and obligations of the remaining Guarantors shall be recalculated on the respective date of release (as otherwise provided above) based on the payments made hereunder by the remaining Guarantors and (B) for purposes of this Section 22 only, Intermediate Holdco (if at any time same is a Guarantor) shall be deemed to not constitute a Guarantor for purposes of this Section 22, as a result of which it shall have no contribution rights or obligations pursuant to this Section 22. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 22, each Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or

                                                                       Exhibit J
                                                                         Page 12

subrogation against any other Guarantor in respect of such payment until all of the Guaranteed Obligations have been paid in full in cash. Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Required Lenders.

          23. Each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act or any similar Federal or state law. To effectuate the foregoing intention, each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby irrevocably agrees that the Guaranteed Obligations guaranteed by such Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws (it being understood that it is the intention of the parties to this Guaranty and the parties to, and the beneficiaries of, any guaranty of the Senior Subordinated Notes that, to the maximum extent permitted under applicable law, the liabilities in respect of the guarantees of the Senior Subordinated Notes shall not be included for the foregoing purposes and that, if any reduction is required to the amount guaranteed by any Guarantor hereunder and with respect to the Senior Subordinated Notes that its guarantee of amounts owing in respect of the Senior Subordinated Notes shall first be reduced) and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Guarantor and the other Guarantors, result in the Guaranteed Obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance. Notwithstanding the provisions of the two preceding sentences, as between the Secured Creditors and the holders of the Senior Subordinated Notes, it is agreed (and the provisions of the Senior Subordinated Note Indenture so provide) that any diminution (whether pursuant to court decree or otherwise) of any Guarantor's obligation to make any distribution or payment pursuant to this Guaranty shall have no force or effect for purposes of the subordination provisions contained in the Senior Subordinated Note Indenture, and that any payments received in respect of a Guarantor's obligations with respect to the Senior Subordinated Notes shall be turned over to the holders of the Senior Indebtedness (as defined in the Senior Subordinated Note Indenture) (or obligations which would have constituted Senior Indebtedness if same had not been reduced or disallowed) of such Guarantor (which Senior Indebtedness shall be calculated as if there were no diminution thereto pursuant to this Section 23 or for any other reason other than the irrevocable payment in full in cash of the respective obligations which would otherwise have constituted Senior Indebtedness) until all such Senior Indebtedness (or obligations which would have constituted Senior Indebtedness if same had not been reduced or disallowed) has been irrevocably paid in full in cash.

          24. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Guarantors and the Administrative Agent.

                                                                       Exhibit J
                                                                         Page 13

          25. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense and on the same basis as payments are made by the Borrower under Sections 4.03 and 4.04 of the Credit Agreement.

          26. It is understood and agreed that Intermediate Holdco and any Subsidiary of the Borrower that is required to execute a counterpart of this Guaranty after the date hereof pursuant to the Credit Agreement shall become a Guarantor hereunder by (x) executing and delivering a counterpart hereof to the Administrative Agent or (y) executing a Joinder Agreement substantially in the form of Exhibit L of the Credit Agreement and delivering same to the Administrative Agent.

                                    *   *   *

          IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

                                     ADDAX, INC.,
                                         as a Guarantor

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                 Officer

                                     BETZDORF CHAIN COMPANY INC.,
                                         as a Guarantor

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                 Officer

                                     CLARKSON INDUSTRIES, INC.,
                                         as a Guarantor

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                 Officer

                                     PRAGER INCORPORATED,
                                         as a Guarantor

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                 Officer

                                     PT COMPONENTS, INC.,
                                         as a Guarantor

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                 Officer

                                     RAC-I, INC.,
                                         as a Guarantor

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                 Officer

                                     RBS ACQUISITION CORPORATION,
                                         as a Guarantor

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                 Officer

                                     RBS CHINA HOLDINGS, L.L.C.,
                                         as a Guarantor

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                 Officer

                                     RBS NORTH AMERICA, INC.,
                                         as a Guarantor

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                 Officer

                                     REXNORD GERMANY-I INC.,
                                         as a Guarantor

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                 Officer

                                     REXNORD INTERNATIONAL INC.,
                                         as a Guarantor

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                 Officer

                                     REXNORD, LTD.,
                                         as a Guarantor

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                 Officer

                                     REXNORD NORTH AMERICA HOLDINGS, INC.,
                                         as a Guarantor

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                 Officer

                                     REXNORD PUERTO RICO INC.,
                                         as a Guarantor

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                 Officer

                                     WINFRED BERG LICENSCO INC.,
                                         as a Guarantor

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                 Officer

                                     W. M. BERG INC.,
                                         as a Guarantor

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                 Officer

Accepted and Agreed to:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Administrative Agent

By: /s/ Diane F. Rolfe
    ---------------------------
     Title: Vice President

                                                                       EXHIBIT K
                                                           CONFORMED AS EXECUTED

                             SUBORDINATION AGREEMENT

          THIS SUBORDINATION AGREEMENT (as amended, modified or supplemented from time to time, this "AGREEMENT"), dated as of November 25, 2002 made by each of the Borrower and each of its Subsidiaries party hereto (each, a "PARTY" and, together with any additional Subsidiary that becomes a Party to this Agreement pursuant to Section 7 hereof, the "PARTIES") and DEUTSCHE BANK TRUST COMPANY AMERICAS, as collateral agent (together with any successor collateral agent, the "COLLATERAL AGENT"), for the benefit of the Senior Creditors (as defined below). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement referred to below.

                              W I T N E S S E T H:

          WHEREAS, RBS Global, Inc. ("HOLDINGS"), Rexnord Corporation (the "BORROWER"), the lenders party thereto from time to time (the "LENDERS"), Deutsche Bank Trust Company Americas, as Administrative Agent, General Electric Capital Corporation and Wachovia Bank, National Association, as Co-Documentation Agents, and Deutsche Bank Securities Inc. and Credit Suisse First Boston, acting through its Cayman Islands Branch, as Joint Lead Arrangers and Joint Book Runners (the "Joint Lead Arrangers") (the Administrative Agent, together with the Collateral Agent, each other Agent and their respective successors and assigns, the "LENDER CREDITORS") have entered into a Credit Agreement, dated as of November 25, 2002, providing for the making of Loans to the Borrower, all as contemplated therein (as used herein, the term "CREDIT AGREEMENT" means the Credit Agreement described above in this paragraph, as the same may be amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time, and including any agreement extending the maturity of, or refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers or guarantors thereunder or any increase in the amount borrowed) all or any portion of, the indebtedness under such agreement or any successor agreement, whether or not with the same agent, trustee, representative, lenders or holders, PROVIDED that, with respect to any agreement providing for the refinancing or replacement of the indebtedness under the Credit Agreement, such agreement shall only be treated as, or as part of, the Credit Agreement hereunder if either (A) all obligations under the Credit Agreement being refinanced or replaced shall be paid in full at the time of such refinancing or replacement, and all commitments and letters of credit issued pursuant to the refinanced or replaced Credit Agreement shall have terminated in accordance with their terms or (B) the Required Lenders shall have consented in writing to the refinancing or replacement indebtedness being treated as indebtedness pursuant to the Credit Agreement);

          WHEREAS, the Borrower and one or more of its Subsidiaries may at any time and from time to time enter into one or more Interest Rate Protection Agreements (each such Interest Rate Protection Agreement, except to the extent expressly stated therein that the liabilities and indebtedness thereunder are not "Obligations" for the purposes of this Agreement, a "Covered Agreement" and, collectively, the "Covered Agreements") with one or more Lenders or any affiliate thereof (each such Lender or affiliate party to such a Covered Agreement, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any

                                                                       Exhibit K
                                                                          Page 2

reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "OTHER CREDITORS" and, together with the Lender Creditors, the "SECURED CREDITORS");

          WHEREAS, pursuant to the Subsidiaries Guaranty, the Guarantors have jointly and severally guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of the Borrower under or with respect to (x) the Credit Documents (as used herein, the term "CREDIT DOCUMENTS" shall have the meaning provided in the Credit Agreement and shall include any documentation executed and delivered in connection with any replacement or refinancing Credit Agreement), and (y) each Interest Rate Protection Agreement with one or more Other Creditors;

          WHEREAS, for certain extensions of Indebtedness to the Borrower and its Domestic Subsidiaries to be permitted under the Credit Agreement, this Agreement must be executed and delivered by the Parties hereto on the date hereof, and additional Subsidiaries after the date hereof;

          WHEREAS, pursuant to the Senior Subordinated Note Documents, the Borrower has issued the Senior Subordinated Notes and the Guarantors have guaranteed same on a senior subordinated basis;

          WHEREAS, each of the Parties hereto desires to execute this Agreement to satisfy the conditions described in the immediately preceding paragraph.

          NOW, THEREFORE, in consideration of the mutual premises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the Parties and the Collateral Agent (for the benefit of the holders from time to time of Senior Indebtedness (as defined in Section 5 hereof)) hereby agree as follows:

          1. All Subordinated Debt (as defined in Section 5 hereof), is, and shall continue to be, subject and subordinate in right of payment to the prior payment in full, in cash, of all Senior Indebtedness to the extent, and in the manner, set forth herein. The foregoing shall apply, notwithstanding the availability of other collateral to the Senior Creditors (as defined in Section 5 hereof) or the actual date and time of execution, delivery, recordation, filing or perfection of any security interests granted with respect to the Senior Indebtedness, or the lien or priority of payment thereof, and in any instance wherein the Senior Indebtedness or any claim for the Senior Indebtedness is subordinated, avoided or disallowed, in whole or in part, under Title 11 of the United States Code (the "BANKRUPTCY CODE") or other applicable federal, foreign, state or local law. In the event of a proceeding, whether voluntary or involuntary, for insolvency, liquidation, reorganization, dissolution, bankruptcy or other similar proceeding pursuant to the Bankruptcy Code or other applicable federal, foreign, state or local law (each, a "BANKRUPTCY PROCEEDING"), the Senior Indebtedness shall include all interest accrued on the Senior Indebtedness, in accordance with and at the rates specified in the Senior Indebtedness, both for periods before and for periods after the commencement of any of such proceeding, even if the claim for such interest is not allowed pursuant to the Bankruptcy Code or other applicable law.

                                                                       Exhibit K
                                                                          Page 3

          2. Each Party (as a lender of any Subordinated Debt) hereby agrees that until all Senior Indebtedness has been repaid in full in cash:

          (a) (a) Such Party shall not, without the prior written consent of the Required Senior Creditors (as defined in Section 5 hereof), which consent may be withheld or conditioned in the Required Senior Creditors' sole discretion, commence, or join or participate in, any Enforcement Action (as defined in Section 5 hereof);

          (b) (b) in the event that (i) all or any portion of any Senior Indebtedness becomes due (whether at stated maturity, by acceleration or otherwise), (ii) any Event of Default under the Credit Agreement or any event of default under, and as defined in, any other Senior Indebtedness, then exists or would result from such payment on the Subordinated Debt, (iii) any Party receives any payment or prepayment of principal or interest, in whole or in part, of (or with respect to) the Subordinated Debt contrary to the terms of the Subordinated Debt or in violation of the terms of the Credit Agreement or any other Senior Indebtedness or (iv) any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, is made of all or any part of the property, assets or business of the Borrower or any of its Subsidiaries or the proceeds thereof, in whatever form, to any creditor or creditors of the Borrower or any of its Subsidiaries or to any holder of indebtedness of the Borrower, any of its Subsidiaries or by reason of any liquidation, dissolution or other winding up of the Borrower, any of its Subsidiaries or their respective business, or of any receivership or custodianship for the Borrower or any of its Subsidiaries or of all or substantially all of their respective property, or assignment for the benefit of creditors or of any Bankruptcy Proceeding, then, and in any such event, any payment or distribution of any kind or character, whether in cash, property or securities which shall be payable or deliverable with respect to any or all of the Subordinated Debt or which has been received by any Party shall be held in trust by such Party for the benefit of the Senior Creditors and shall forthwith be paid or delivered directly to the Senior Creditors for application to the payment of the Senior Indebtedness to the extent necessary to make payment in full in cash of all sums due under the Senior Creditors, provided that any such payment or distribution may be made to any Qualified Credit Party during an event described in clause (ii) or (iv) above to the extent same is expressly permitted under the Credit Agreement and, in event, only if no Default under
Section 9.01 or 9.05 or Event of Default under Section 9.01 or 9.05 exists at the time of such payment or distribution. In any such event, the Senior Creditors may, but shall not be obligated to, demand, claim and collect any such payment or distribution that would, but for these subordination provisions, be payable or deliverable with respect to the Subordinated Debt. In the event of the occurrence of any event referred to in clauses (i), (ii), (iii) or (iv) above and until the Senior Indebtedness shall have been fully paid in cash and satisfied and all of the obligations of the Borrower to the Senior Creditors have been performed in full, no payment of any kind or character (whether in cash, property, securities or otherwise) shall be made to or accepted by any Party in respect of the Subordinated Debt, except as otherwise permitted in the proviso contained in the second preceding sentence;

          (c) (c) if any Party shall acquire by indemnification, subrogation or otherwise, any lien, estate, right or other interest in any of the assets or properties of the Borrower or any of its Subsidiaries, that lien, estate, right or other interest shall be subordinate in right of payment to the Senior Indebtedness and the lien of the Senior Indebtedness as provided

                                                                       Exhibit K
                                                                          Page 4

herein, and any Party hereby waives any and all rights it may acquire by subrogation or otherwise to any lien of the Senior Indebtedness or any portion thereof until such time as all Senior Indebtedness has been repaid in full in cash;

          (d) (d) no party shall pledge, assign, hypothecate, transfer, convey or sell any Subordinated Debt or any interest in any Subordinated Debt to any entity (other than pursuant to the Security Documents or to a Subsidiary of the Borrower that is a party hereto or who agrees in a writing delivered to the Administrative Agent to be subject to the terms hereof) without the prior written consent of the Administrative Agent (with the prior written consent of the Required Senior Creditors);

          (e) (e) after request by the Administrative Agent or the Required Senior Creditors, each Party shall within ten (10) Business Days furnish the Senior Creditors with a statement, duly acknowledged and certified setting forth the original principal amount of the loans evidencing the indebtedness of the Subordinated Debt, the unpaid principal balance, all accrued but unpaid interest and any other sums due and owing in connection therewith, the rate of interest, the monthly payments and that to the best knowledge of the lender of the respective Subordinated Debt there exists no defaults under the Subordinated Debt, or if any such defaults exist, specifying the defaults and the nature thereof;

          (f) (f) in the case any Bankruptcy Proceeding is commenced by or against the Borrower or any of its Subsidiaries, the Required Senior Creditors shall have the exclusive right to exercise any voting rights in respect of the claims of any Party against the Borrower or any of its Subsidiaries;

          (g) (g) if, at any time, all or part of any payment with respect to Senior Indebtedness theretofore made (whether by the Borrower or any other Person or by enforcement of any right of setoff or otherwise) is rescinded or must otherwise be returned by the holders of Senior Indebtedness for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Borrower or such other Persons), the subordination provisions set forth herein shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made;

          (h) (h) no Party shall object to the entry of any order or orders approving any cash collateral stipulations, adequate protection stipulations or similar stipulations executed by the Senior Creditors in any Bankruptcy Proceeding or any other proceeding under the Bankruptcy Code; and

          (i) (i) each Party waives any marshalling rights with respect to the Senior Creditors in any Bankruptcy proceeding or any other proceeding under the Bankruptcy Code.

          3. Any payments made to, or received by, any Party in respect of any guaranty or security in support of the Subordinated Debt shall be subject to the terms of this Subordination Agreement and applied on the same basis as payments made directly by the obligor under such Subordinated Debt. To the extent that any Subsidiary of the Borrower (other than the respective obligor or obligors which are already Parties hereto) provides a guaranty or any security in support of any Subordinated Debt, the Party which is the lender of the respective

                                                                       Exhibit K
                                                                          Page 5

Subordinated Debt will cause each such Person to become a Party hereto (if such Person is not already a Party hereto) not later than the date of the execution and delivery of the respective guarantee or security documentation, PROVIDED that any failure to comply with the foregoing requirements of this Section 3 will have no effect whatsoever on the subordination provisions contained herein (which shall apply to all payments received with respect to any guarantee or security for any Subordinated Debt, whether or not the Person furnishing such guarantee or security is a Party hereto).

          4. Each Party hereby acknowledges and agrees that no payments will be accepted by it in respect of the Subordinated Debt (unless promptly turned over to the holders of Senior Indebtedness as contemplated by Section 2 above) to the extent such payments would be prohibited under any Senior Indebtedness.

          5. DEFINITIONS. As and in this Agreement, the terms set forth below shall have the respective meanings provided below:

          "BORROWER DEBT" shall mean all loans, advances and other Indebtedness owed by the Borrower to any Subsidiary of the Borrower.

         "CREDIT DOCUMENT OBLIGATIONS TERMINATION DATE" shall mean the first date after the Effective Date upon which all Commitments pursuant to the Credit Agreement have terminated (and no further Commitments can be provided pursuant to the terms thereof) and all Credit Document Obligations (as defined below) have been paid in full in cash.

          "ENFORCEMENT ACTION" shall mean any acceleration of all or any part of the Subordinated Debt, any foreclosure proceeding, the exercise of any power of sale, the obtaining of a receiver, the seeking of default interest, the suing on, or otherwise taking action to enforce the obligation of the Borrower or any of its Subsidiaries to pay any amounts relating to any Subordinated Debt, the exercising of any banker's lien or rights of set-off or recoupment, the institution of a Bankruptcy Proceeding against the Borrower or any of its Subsidiaries, or the taking of any other enforcement action against any asset or property of the Borrower or its Subsidiaries.

          "GUARANTOR DEBT" shall mean all loans, advances and other Indebtedness owed by any Guarantor to any Subsidiary of the Borrower.

          "OBLIGATION" shall mean any principal, interest, premium, penalties, fees, indemnities and other liabilities and obligations payable under the documentation governing any Senior Indebtedness (including, without limitation, all interest after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided in the governing documentation, whether or not such interest is an allowed claim in such proceeding).

          "REQUIRED SENIOR CREDITORS" shall mean (i) the Required Lenders at all times prior to the Credit Document Obligations Termination Date and (ii) after the Credit Document Obligations Termination Date, the holders of a majority of the outstanding Senior Indebtedness.

                                                                       Exhibit K
                                                                          Page 6

          "SENIOR CREDITORS" shall mean all holders from time to time of any Senior Indebtedness and shall include, without limitation, the Lender Creditors, the Other Creditors and the holders of the Senior Subordinated Notes.

          "SENIOR INDEBTEDNESS" shall mean:

          (i) all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Credit Party at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), reimbursement obligations under Letters of Credit, fees, costs and indemnities) of each Credit Party to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents to which each Credit Party is a party (including, without limitation, in the event each Credit Party is a Guarantor, all such obligations, liabilities and indebtedness of each Credit Party under its Guaranty) and the due performance and compliance by each Credit Party with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Covered Agreements, being herein collectively called the "Credit Document Obligations");

          (ii) all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Credit Party at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Credit Party to the Other Creditors, now existing or hereafter incurred under, arising out of or in connection with any Covered Agreement, whether such Covered Agreement is now in existence or hereinafter arising (including, without limitation, in the case of a Credit Party that is a Guarantor, all obligations, liabilities and indebtedness of such Credit Party under its Guaranty in respect of the Covered Agreements), and the due performance and compliance by such Credit Party with all of the terms, conditions and agreements contained in each such Covered Agreement (all such obligations, liabilities and indebtedness under this clause (ii) being herein collectively called the "Other Obligations"); and

          (iii) all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Credit Party at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Credit Party to the holders from time to time of the Senior Subordinated Notes, now existing or hereafter incurred under, arising out of or in connection with any Senior Subordinated Note Documents (including, without limitation, all such obligations and liabilities under any

                                                                       Exhibit K
                                                                          Page 7

     guarantees relating thereto) and the due performance and compliance by each Credit Party with the terms of each such Senior Subordinated Note Document.

         "SUBORDINATED DEBT" shall mean the principal of, interest on, and all other amounts owing from time to time in respect of all Borrower Debt and all Guarantor Debt (in each case, including without limitation pursuant to guarantees thereof or security therefor) at any time outstanding.

          6. Each Party agrees to be fully bound by all terms and provisions contained in this Agreement, both with respect to any Subordinated Debt (including any guarantees thereof and security therefor) owed to it, and with respect to all Subordinated Debt (including all guarantees thereof and security therefor) owing by it.

          7. It is understood and agreed that any Credit Party or any Subsidiary of the Borrower that is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of any Credit Agreement or other Senior Indebtedness shall become a Party hereunder by executing a counterpart hereof (or an assumption agreement in form and substance satisfactory to the Collateral Agent) and delivering same to the Collateral Agent.

          8. No failure or delay on the part of any party hereto or any holder of Senior Indebtedness in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.

          9. Each Party hereto acknowledges that to the extent that no adequate remedy at law exists for breach of its obligations under this Agreement, in the event any Party fails to comply with its obligations hereunder, the Collateral Agent, the Administrative Agent or the holders of Senior Indebtedness shall have the right to obtain specific performance of the obligations of such defaulting Party, injunctive relief or such other equitable relief as may be available.

          10. Any notice to be given under this Agreement shall be in writing and shall be sent in accordance with the provisions of the Security Agreement.

          11. In the event of any conflict between the provisions of this Agreement and the provisions of the Subordinated Debt, the provisions of this Agreement shall prevail.

          12. No person other than the parties hereto, the Senior Creditors from time to time and their permitted successors and assigns as holders of the Senior Indebtedness shall have any rights under this Agreement.

          13. This Agreement may be executed in any number of counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          14. No amendment, supplement, modification, waiver or termination of this Agreement shall be effective unless such amendment, supplement, modification, waiver or

                                                                       Exhibit K
                                                                          Page 8

termination was made in a writing signed by the Parties hereto and the Collateral Agent (with the written consent of the Required Senior Creditors).

          15. In case any one or more of the provisions contained in this Agreement, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein, and any other application thereof, shall not in any way be affected or impaired thereby.

          16. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          17. This Agreement shall bind and inure to the benefit of the Collateral Agent, the Senior Creditors and each Party and their respective successors, permitted transferees and assigns.

                                   *    *    *

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                     RBS GLOBAL, INC.,
                                       as a Party

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                Officer

                                     REXNORD CORPORATION,
                                       as a Party

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                Officer

                                     RBS NORTH AMERICA, Inc.,
                                       as a Party

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                Officer

                                     RBS ACQUISITION CORPORATION,
                                       as a Party

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                Officer

                                     RAC - I, INC.,
                                       as a Party

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                Officer

                                     RBS CHINA HOLDINGS, L.L.C.,
                                       as a Party

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                Officer

                                     REXNORD NORTH AMERICA HOLDINGS, INC.,
                                       as a Party

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                Officer

                                     ADDAX, INC.,
                                       as a Party

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                Officer

                                     BETZDORF CHAIN COMPANY, INC.,
                                       as a Party

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                Officer

                                     CLARKSON INDUSTRIES, INC.,
                                       as a Party

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                Officer

                                     PT COMPONENTS, INC.,
                                       as a Party

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                Officer

                                     PRAGER INCORPORATED,
                                       as a Party

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                Officer

                                     REXNORD GERMANY - I INC.,
                                       as a Party

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                Officer

                                     REXNORD INTERNATIONAL INC.,
                                       as a Party

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                Officer

                                     REXNORD, LTD.,
                                       as a Party

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                Officer

                                     REXNORD PUERTO RICO INC.,
                                       as a Party

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                Officer

                                     WINFRED BERG LICENSCO INC.,
                                       as a Party

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                Officer

                                     W. M. BERG INC.,
                                       as a Party

                                     By: /s/ Thomas Jansen
                                         ---------------------------------------
                                         Title: Vice President & Chief Financial
                                                Officer

Accepted and Agreed to:

DEUTSCHE BANK TRUST COMPANY
AMERICAS,
as Collateral Agent

By: /s/ Diane F. Rolfe
    ---------------------------
    Title:  Vice President

                                                                       EXHIBIT L

                            FORM OF JOINDER AGREEMENT

          THIS JOINDER AGREEMENT (this "JOINDER") is executed as of [DATE] by [NAME OF NEW SUBSIDIARY OR INTERMEDIATE HOLDCO], a __________ [corporation] [limited liability company] [partnership] ("JOINING PARTY"), and delivered to Deutsche Bank Trust Company Americas, as Administrative Agent and as Collateral Agent, for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H:

          WHEREAS, RBS Global, Inc. ("HOLDINGS"), Rexnord Corporation (the "BORROWER"), the lenders party thereto from time to time (the "LENDERS"), Deutsche Bank Trust Company Americas, as Administrative Agent, General Electric Capital Corporation and Wachovia Bank, National Association, as Co-Documentation Agents, and Deutsche Bank Securities Inc. and Credit Suisse First Boston, acting through its Cayman Islands Branch, as Joint Lead Arrangers and Joint Book Runners, have entered into a Credit Agreement, dated as of November 25, 2002 (as amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"), providing for the making of Loans to, and the issuance of, and participation in Letters of Credit for the account of the Borrower, all as contemplated therein (the Lenders, each Letter of Credit Issuer, the Administrative Agent, the Collateral Agent and each other Agent are herein called the "LENDER CREDITORS");

          WHEREAS, the Borrower and one or more of its Subsidiaries may at any time and from time to time enter into one or more Interest Rate Protection Agreements with one or more Lenders or any affiliate thereof (each such Interest Rate Protection Agreement, except to the extent expressly stated therein that the liabilities and indebtedness thereunder are not "Obligations" for the purposes of this Agreement, a "Covered Agreement" and, collectively, the "Covered Agreements") (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "OTHER CREDITORS" and, together with the Lender Creditors, the "SECURED CREDITORS");

          WHEREAS, the Joining Party is a direct or indirect Subsidiary of Holdings and desires, or is required pursuant to the provisions of the Credit Agreement, to become a Guarantor under the Subsidiaries Guaranty, an Assignor under the Security Agreement and a Pledgor under the Pledge Agreement; and

          WHEREAS, the Joining Party will obtain benefits from the incurrence of Loans by, and the issuance of (and participation in) Letters of Credit for the account of, the Borrower, in each case pursuant to the Credit Agreement and, accordingly, desires to execute this Joinder in order to (i) satisfy the requirements described in the preceding paragraph and (ii) induce the Lenders to continue to make Loans to the Borrower to issue, and/or participate in, Letters of Credit for the account of the Borrower;

                                                                       Exhibit L
                                                                           Page2

          NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Joining Party, the receipt and sufficiency of which are hereby acknowledged, the Joining Party hereby makes the following representations and warranties to the Secured Creditors and hereby covenants and agrees with each Secured Creditor as follows:

          NOW, THEREFORE, the Joining Party agrees as follows:

          1. By this Joinder, the Joining Party becomes (i) a Guarantor for all purposes under the Subsidiaries Guaranty, pursuant to Section 26 thereof and
(ii) an Assignor for all purposes under the Security Agreement, pursuant to
Section 10.12 thereof, (iii) a Pledgor for all purposes under the Pledge Agreement, pursuant to Section 30 thereof.

          2. The Joining Party agrees that, upon its execution hereof, it will become a Guarantor under, and as defined in, the Subsidiaries Guaranty with respect to all Guaranteed Obligations (as defined in the Subsidiaries Guaranty), and will be bound by all terms, conditions and duties applicable to a Guarantor under the Subsidiaries Guaranty and the other Credit Documents. Without limitation of the foregoing, and in furtherance thereof, the Joining Party unconditionally and irrevocably, guarantees the due and punctual payment and performance of all Guaranteed Obligations (on the same basis as the other Guarantors under the Subsidiaries Guaranty).

          3. The Joining Party agrees that, upon its execution hereof, it will become a Pledgor under, and as defined in, the Pledge Agreement, and will be bound by all terms, conditions and duties applicable to a Pledgor under the Pledge Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Obligations (as defined in the Pledge Agreement), the Joining Party hereby pledges, hypothecates, transfers, sets over and delivers to the Collateral Agent for the benefit of the Secured Creditors and grants to the Collateral Agent for the benefit of the Secured Creditors a security interest in all its right, title and interest in and to all Collateral (as defined in the Pledge Agreement), whether now existing or hereafter acquired by it.

          4. The Joining Party agrees that, upon its execution hereof, it will become an Assignor under, and as defined in, the Security Agreement, and will be bound by all terms, conditions and duties applicable to an Assignor under the Security Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Obligations (as defined in the Security Agreement), the Joining Party hereby pledges, hypothecates, transfers, sets over and delivers to the Collateral Agent for the benefit of the Secured Creditors and grants to the Collateral Agent for the benefit of the Secured Creditors a security interest in all its right, title and interest in and to all Collateral (as defined in the Security Agreement), whether now existing or hereafter acquired by it.

          5. In connection with the grant by the Joining Party, pursuant to paragraph 3 above, of a security interest in all of its right, title and interest in all Collateral (as defined in the Pledge Agreement) in favor of the Collateral Agent, the Joining Party agrees to deliver to the Collateral Agent for the benefit of the Secured Creditors, together with the delivery of this Joinder, each of the items specified in Section 3.1 of the Pledge Agreement which would have

                                                                       Exhibit L
                                                                          Page 3

been required to be delivered to the Collateral Agent by the Joining Party if it was an original party to the Pledge Agreement.

          6. Without limiting the foregoing, the Joining Party hereby makes and undertakes, as the case may be, each covenant, representation and warranty made by, and as (i) each Subsidiary Guarantor pursuant to Section 11 of the Subsidiaries Guaranty, (ii) each Assignor pursuant to Articles II, III, IV, V and VI of the Security Agreement and (iii) each Pledgor pursuant to Section 16 of the Pledge Agreement, in each case as of the date hereof (except to the extent any such representation or warranty relates solely to an earlier date in which case such representation and warranty shall be true and correct as of such earlier date), and agrees to be bound by all covenants, agreements and obligations of a Subsidiary Guarantor, Assignor and Pledgor pursuant to the Subsidiaries Guaranty, Security Agreement, Pledge Agreement, respectively, and all other Credit Documents to which it is or becomes a party.

          7. Annexes A, B, C, D, E, and F to the Pledge Agreement are hereby amended by supplementing such Annexes with the information for the Joining Party contained on Annexes A, B, C, D, E, and F attached hereto as Annex I. In addition, Annexes A, B, C, D, E, F, G and H to the Security Agreement are hereby amended by supplementing such Annexes with the information for the Joining Party contained on Annexes A, B, C, D, E, F, G and H attached hereto as Annex II.

          8. This Joinder shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns, PROVIDED, HOWEVER, the Joining Party may not assign any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of the Required Secured Creditors (as defined in the Security Agreement). THIS JOINDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Joinder may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Joinder shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Joinder which shall remain binding on all parties hereto.

          9. From and after the execution and delivery hereof by the parties hereto, this Joinder shall constitute a "Credit Document" for all purposes of the Credit Agreement and the other Credit Documents.

          10. The effective date of this Joinder is [DATE].

                                   *     *     *

                                                                       Exhibit L
                                                                          Page 4

          IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be duly executed as of the date first above written.


                                     [NAME OF NEW SUBSIDIARY OR INTERMEDIATE
                                     HOLDCO]


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

Accepted and Acknowledged by:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Administrative Agent and as
Collateral Agent

By:
   ----------------------------------
   Name:
   Title:

                                                                       EXHIBIT M

                         FORM OF ASSIGNMENT AGREEMENT(1)

     This Assignment Agreement (the "Assignment"), is dated as of the Effective Date set forth below and is entered into by and between [the] [each] Assignor identified in item [1] [3] below (the "Assignor") and [the] [each] Assignee identified in item [2] [5] below ([the] [each an] "Assignee"). [It is understood and agreed that the rights and obligations of such Assignee [Assignor] hereunder are several and not joint.] Capitalized terms used herein but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, supplemented or otherwise modified from time to time). The Standard Terms and Conditions set forth in Annex 1 hereto (the "Standard Terms and Conditions") are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

     For an agreed consideration, [the] [each] Assignor hereby irrevocably sells and assigns to [the] [each] Assignee, and [the] [each] Assignee hereby irrevocably purchases and assumes from [the] [each] Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of the Assignor's rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of [the] [each] Assignor's outstanding rights and obligations under the respective facilities identified below (including, to the extent included in any such facilities, Letters of Credit and Swingline Loans) (the "Assigned Interest"). [Each] [Such] sale and assignment is without recourse to [the] [each] Assignor and, except as expressly provided in this Assignment, without representation or warranty by [the] [each] Assignor.

1.   Assignor:

[2.  Assignee:      ____________________]

[2][3].Credit       Credit Agreement, dated as of November 25, 2002, among RBS
Agreement:          Global, Inc., Rexnord Corporation (the "Borrower"), the
                    Lenders from time to time party thereto, Deutsche Bank Trust
                    Company Americas, as Administrative Agent, General Electric
                    Capital Corporation and Wachovia Bank, National Association, as Co-Documentation Agents, and Deutsche Bank Securities
                    Inc. and Credit Suisse First Boston, acting through its
                    Cayman Islands Branch, as a Joint Lead Arrangers and Joint
                    Book Runners (such Credit Agreement as in effect on the date of this Agreement, the "Credit Agreement").

----------
(1) This Form of Assignment Agreement should be used by Lenders for an assignment to a single Assignee or to funds managed by the same investment managers.

                                                                       Exhibit M
                                                                          Page 2

[4.  Assigned Interest:(2)

                                                   Aggregate
                                                   Amount of              Amount of           Percentage
                                                  Commitment /           Commitment           Assigned of
                             Facility            Loans for all             / Loans           Commitment /
                             Assigned               Lenders               Assigned             Loans(3)
                          --------------      ------------------     ------------------    ------------------
[Name of Assignee]                                $________              $________             %________

[Name of Assignee]                                $________              $________             %________]

[4.  Assigned Interest:(4)

                                                 Aggregate              Amount of            Percentage
                                                 Amount of             Commitment /          Assigned of
               Facility                     Commitment / Loans            Loans             Commitment /
               Assigned                       for all Lenders           Assigned               Loans(5)
          ------------------               --------------------    ------------------    --------------------
Revolving Loan Commitment /                         $                      $                      %
 Revolving Loans
Term Loans                                          $                      $                      %

5.   Effective Date:                                      _______, 200_

----------
(2) Insert this chart if this Form of Assignment Agreement is being used for assignment to funds managed by the same or related investment managers.

(3) Set forth, to at least 9 decimals, as a percentage of the Assignor's interest in the aggregate Commitment/Loans thereunder.

(4) Insert this chart if this Form of Assignment Agreement is being used by a Lender for an assignment to a single Assignee.

(5) Set forth, to at least 9 decimals, as a percentage of the Assignor's interest in the aggregate Commitment/Loans thereunder.

                                                                       Exhibit M
                                                                          Page 3

ASSIGNOR INFORMATION

Payment Instructions:
                                         ---------------------------------------

                                         ---------------------------------------

                                         ---------------------------------------

                                         ---------------------------------------
                                         Reference:


Notice Instructions:
                                         ---------------------------------------

                                         ---------------------------------------

                                         ---------------------------------------
                                         Reference:


ASSIGNEE INFORMATION

Payment Instructions:
                                         ---------------------------------------

                                         ---------------------------------------

                                         ---------------------------------------

                                         ---------------------------------------
                                         Reference:


Notice Instructions:
                                         ---------------------------------------

                                         ---------------------------------------

                                         ---------------------------------------
                                         Reference:

                                                                       Exhibit M
                                                                          Page 4

The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR                                               ASSIGNEE
[NAME OF ASSIGNOR]                                     [NAME OF ASSIGNEE](6)


By:                                                    By:
   -----------------------                                ----------------------
   Name:                                                  Name:
   Title:                                                 Title:

----------
(6) Add additional signature blocks, as needed, if this Form of Assignment Agreement is being used by funds managed by the same or related investment managers.

                                                                       Exhibit M
                                                                          Page 5

[Consented to and](7) Accepted:
[DEUTSCHE BANK TRUST COMPANY AMERICAS],
     as Administrative Agent

By:
   ----------------------------------
   Name:
   Title:

REXNORD CORPORATION


By:
   ----------------------------------
   Name:
   Tilte:](8)


[[NAME OF EACH LETTER OF CREDIT ISSUER], as Letter of Credit Issuer


By:
   ----------------------------------
   Name:
   Title:](9)

----------
(7) Insert only if assignment is being made pursuant to Section 12.04(b)(y) of the Agreement.

(8) Insert only if (i) no Default or Event of Default under is then in existence, (ii) assignment is being made pursuant to 12.04(b)(y) of the Credit Agreement and (iii) assignment is not being made on or prior to the earlier of (x) 60 days following the Initial Borrowing Date and (y) the Syndication Date.

(9)  Insert for any assignment of a Revolving Loan Commitment pursuant to clause
     (x) or (y) of Section 12.04(b) of the Credit Agreement.

                                                                      ANNEX I TO
                                                                       EXHIBIT M

                               Rexnord Corporation

                                CREDIT AGREEMENT

                        STANDARD TERMS AND CONDITIONS FOR

                              ASSIGNMENT AGREEMENT

          1.    REPRESENTATIONS AND WARRANTIES.

          1.1. ASSIGNOR. [The] [each] Assignor (a) represents and warrants that
(i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document delivered pursuant thereto, other than this Assignment, or any collateral thereunder, (iii) the financial condition of Holdings or any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by Holdings or any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Documents.

          1.2.  ASSIGNEE. [The] [Each] Assignee (a) represents and warrants that
(i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Transferee under the Credit Agreement,
(iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section [7.01] thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision and (v) if it is organized under the laws of a jurisdiction outside the United States, attached to this Assignment is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the] [each such] Assignee; (b) agrees that it will, independently and without reliance upon the Administrative Agent, [the] [each] Assignor, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (c) appoints and authorizes each of the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to or otherwise conferred upon the Administrative Agent or the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and
(d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

                                                                         Annex I
                                                                          Page 2

          2. PAYMENT. From and after the Effective Date, the Administrative Agent shall make all payments in respect to the Assigned Interest (including payments of principal, interest, fees and other amounts) to [the] [each] Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [each] Assignee for amounts which have accrued from and after the Effective Date.

          3. GENERAL PROVISIONS. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of the Assignment. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS).